UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA	01111
(Address of principal executive offices)	(Zip code)

Paul LaPiana
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:		(413) 744-1000

Date of fiscal year end:	12/31/2021

Date of reporting period:	12/31/2021

Item 1. Reports to Stockholders.

(a)	The Reports to Stockholders are attached herewith.

MassMutual

Annual Report

MML Series Investment Fund II

Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2021

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Paul LaPiana

“We recognize that talking about your future can be uncomfortable. That’s why we’re here – to support you throughout your retirement planning journey. For nearly 170 years, through ups and downs and good times and bad, MassMutual has helped its clients protect their loved ones and prepare for a better tomorrow.”

December 31, 2021

The return of market volatility and inflation challenges retirement investors

I am pleased to present you with the MML Series Investment Fund II Annual Report. For the reporting period from January 1, 2021 through December 31, 2021, U.S. stocks were up nearly 29%, with investors moving past the global economic recession and market downturn brought on by the COVID-19 pandemic. Foreign stocks in developed markets also experienced strong gains during the year, aided by increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings throughout the reporting period. Emerging-market stocks ended the year down, led by Chinese stocks that faced unexpected regulatory action and debt defaults in the Chinese real estate sector. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in economic growth expectations, heighted inflationary pressures, and a lessening of monetary and fiscal policy support.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long term. Retirement planning involves what financial professionals refer to as “long-term investing,” since most people save and invest for retirement throughout their working years. Although the financial markets will go up and down, individuals who take a long-term approach to investing realize that they have time to ride out the downturns as they work toward their retirement income goals.

●

Keep contributing. While you have no control over the investment markets, you can control how often and how much you contribute to your retirement account. Saving as much as possible and increasing your contributions regularly is one way retirement investors can help boost their retirement savings, regardless of the performance of the stock and bond markets.

●

Invest continually.* Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Retirement investors who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.

Is it time to track your progress?

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement;

●	your retirement account is invested appropriately for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

* Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

●	you are taking steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

We’re here to help you build the future you want for yourself and your family.

We recognize that talking about your future can be uncomfortable. That’s why we’re here – to support you throughout your retirement planning journey. For nearly 170 years, through ups and downs and good times and bad, MassMutual has helped its clients protect their loved ones and prepare for a better tomorrow. So we continue to encourage you to maintain perspective when it comes to retirement investing, regardless of any short-term changes in the markets or headline-making events that may be unsettling. Our view is that changing market conditions have the potential to reward patient investors.

Sincerely,

Paul LaPiana
President
MML Series Investment Fund II
MML Investment Advisers, LLC

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved www.MassMutual.com. Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual.

The information provided is the opinion of MML Advisers and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

RS-50733-00

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2021

Market Highlights

●

For the reporting period from January 1, 2021 through December 31, 2021, U.S. stocks were up nearly 29%, with investors moving past the global economic recession and market downturn brought on by the COVID-19 pandemic.

●

In the first quarter of 2021, investors embraced falling COVID-19 case counts, a faster-than-expected vaccination rollout, another round of fiscal stimulus, and upgrades to economic growth and corporate earnings forecasts.

●

The second quarter of 2021 was a continuation of the prior quarter, with a significant percentage of the U.S. population receiving at least one dose of the vaccine and the widescale reopening of the economy. Concerns about inflation began to emerge, as the sharp rise in the demand for goods, services, homes, and labor outpaced supply.

●

In the third quarter of 2021, another wave of COVID-19 infections slowed economic growth and heightened supply shortages and inflationary pressures. Expectations for the tightening of monetary policy and the U.S. Congress’s procrastination to pass a bill to avert a government shutdown in October added to the uncertainty.

●

In the fourth quarter of 2021, expectations for strong economic and earnings growth in 2022, bolstered by the possibility of a $2 trillion economic stimulus and social spending plan, allowed investors to look past skyrocketing Omicron variant COVID-19 cases and heightened inflationary pressures.

●

Foreign stocks in developed markets also experienced strong gains during the year, aided by increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings throughout the reporting period. Emerging-market stocks ended the year down, led by Chinese stocks that faced unexpected regulatory action and debt defaults in the Chinese real estate sector.

●

U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in economic growth expectations, heighted inflationary pressures, and a lessening of monetary and fiscal policy support. The U.S. Federal Reserve Board’s (the “Fed”) announcement of plans to fight inflation by hastening the tapering of bond purchases and hiking rates up to three times in 2022 helped propel interest rates higher and the yield curve steeper.

Market Environment

Global stock investors experienced declining levels of volatility and strong positive returns for the year beginning January 1, 2021. U.S. stocks rose steadily in the period, buoyed by the Fed’s commitment to low interest rates, additional rounds of fiscal stimulus, rising expectations for strong economic growth, and rebounding corporate earnings. As a result, the broad market S&P 500® Index* (the “S&P 500”) delivered a strong 28.71% return for the year. The Dow Jones Industrial AverageSM was also up a respectable 20.95%. The technology-heavy NASDAQ Composite Index was also a big winner, advancing 22.18% for the year. Small-cap stocks underperformed their larger peers, as small-caps gained 14.82% – while value stocks and their growth counterparts performed similarly.

The continued market recovery, additional fiscal stimulus, conclusion of the U.S. presidential election, expectations for the tightening of monetary policy, and heightened inflationary pressures affected sectors differently, though all 11 sectors were in positive territory for the year. The energy, real estate, and financial sectors led in performance, enjoying double-digit growth, as they outperformed the S&P 500.

The energy sector was the strongest performer for the year, up over 54%, aided by a 55% increase in the price of West Texas Intermediate crude oil during the period. The utilities and consumer staples sectors trailed the S&P 500, each by more than 10%.

* Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers, ending the year up 11.26%. Developed international stocks benefited from increasing economic activity, generous fiscal and monetary stimulus, and strong corporate earnings during the year. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended down 2.54% for the period, led by Chinese stocks that faced unexpected regulatory action and debt defaults in the Chinese real estate sector.

Bond yields rose sharply during the year, with the 10-year U.S. Treasury bond yield rising from a low of 0.93% on January 4, 2021 to close the period at 1.52%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index ended the period down 1.54%. Investment-grade corporate bonds fared somewhat better. The Bloomberg U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period down only 1.04%. The Bloomberg U.S. Corporate High Yield Bond Index ended in positive territory, advancing 5.28%, aided by a sharp increase in commodity prices.

As we enter 2022, we view the stock markets as extended and valuations high relative to market history. While the prospect of lower financing costs, strong economic and corporate earnings growth, and continued government commitments to fiscal and monetary stimulus support a bull case, more clarity on inflationary risks, rising labor costs, the timeline for global COVID-19 vaccine adoption, and the post-COVID health of the global economy is needed for the allocation to stocks to increase. Against this backdrop, we feel that diversification across global assets could be a sensible approach for what we believe could be a bumpy ride.

We remain convinced that a broadly diversified portfolio, aligned with a long-term investment strategy, is the wisest course for those investors seeking retirement income. We remind you that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, how long you have to save and invest, and your specific financial goals and risk tolerance.

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Underwriter: MML Distributors, LLC. (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. MMLD is a wholly-owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of MassMutual.

The information provided is the opinion of MML Advisers as of 1/1/2022 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

This Fund seeks a high total return. The Fund is a “fund of funds” that seeks to achieve its investment objective by allocating substantially all of its assets among exchange-traded funds (ETFs) providing exposures to various asset classes. The Fund’s subadviser determines the Fund’s asset allocation strategy and implements this strategy by selecting ETFs for investment and determining the amounts of the Fund’s assets to be invested in each. The ETFs the Fund’s subadviser will consider for investment by the Fund will provide exposures to U.S. equity securities or to fixed-income securities. The ETFs are subadvised by an affiliate of the Fund’s subadviser. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended December 31, 2021?

The Fund’s Initial Class shares returned 15.02%, significantly underperforming the 28.71% return of the S&P 500® Index (the “stock component’s benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund’s Initial Class outperformed, by a wide margin, the -1.54% return of the Bloomberg U.S. Aggregate Bond Index (the “bond component’s benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Fund’s Initial Class outperformed the 13.18% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Finally, The Fund’s Initial Class underperformed the 15.96% return of the Custom Balanced Index (the “blend benchmark”), which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index are 60% and 40%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s portfolio is constructed using only passive instruments, but it deviates in exposure from its stock component’s benchmark and bond component’s benchmark through its allocations to low-cost ETFs.

Within the Fund’s equity component, the Fund invests in small- and mid-cap companies through allocations to the S&P Midcap 400 Index, the S&P Smallcap 600 Index, and the S&P Total U.S. Stock Market Index. The Fund’s underweight allocation to large-cap companies detracted from returns for the year ended December 31, 2021. With respect to specific stocks, the largest detractors from returns in the S&P 500 Index were PayPal, Moderna (a U.S. pharmaceutical and biotechnology company), Medtronic (a medical technology company), Walt Disney, and Comcast. The largest contributors to return in the S&P 500 Index were Apple, Microsoft, Tesla, Nvidia (an American semiconductor manufacturer), and Alphabet (the parent company of Google).

The bond component of the Fund allocates roughly 40% of its assets into fixed-income ETFs, and deviates from the bond component’s benchmark exposure by allocating small amounts into high-yield credits through HYG, a high-yield bond ETF; and IUSB, an ETF that tracks the Barclays Universal Index, a broad-based fixed-income index that expands coverage beyond the bond component’s benchmark to include roughly 7% of its exposure into high-yield credit quality. Within fixed income, the bond Fund component had an overweight allocation to intermediate IG quality credit, per its allocation to IGIB. (IGIB tracks a market-value-weighted index of U.S. dollar-denominated, investment grade corporate debt with maturities between 5 and 10 years.) The Fund component’s allocation to Treasuries was 11.47% versus 15.64% in the bond component’s benchmark. Portfolio duration was 2.33 years versus 2.68 for years for the bond component’s benchmark. Duration is a measure of sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Fund management notes that the allocations used to build the Fund’s portfolio are meant to be strategic and long-term asset allocations, designed with low-cost vehicles and to minimize turnover. At year end, relative to the stock component’s benchmark, the Fund had overweight allocations to mid-, small-, and micro-cap securities. In 2022, Fund management’s outlook favors equities over credit and government bonds on both a strategic and tactical investment horizon.

Within fixed income, relative to the bond component’s benchmark, the Fund held overweight allocations to corporate and credit exposure at year end. Fund management’s outlook on credit risk is mixed – preferring modestly overweight allocations to global high yield and underweight allocations to global investment grade – as they view there is little room for further yield compression in IG and remain concerned with interest rate risk.

MML Blend Fund Largest Holdings (% of Net Assets) on 12/31/2021
iShares Core S&P Total US Stock Market ETF	30.2%
iShares Core S&P 500 ETF	27.4%
iShares Core Total USD Bond Market ETF	15.9%
iShares Core U.S. Aggregate Bond ETF	15.9%
iShares 5-10 Year Investment Grade Corporate Bond ETF	3.8%
iShares iBoxx High Yield Corporate Bond ETF	3.8%
iShares Core S&P Mid-Cap ETF	2.2%
iShares Core S&P Small-Cap ETF	0.9%
100.1%

MML Blend Fund Sector Table (% of Net Assets) on 12/31/2021
Mutual Funds	100.8%
Total Long-Term Investments	100.8%
Short-Term Investments and Other Assets and Liabilities	(0.8)%
Net Assets	100.0%

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2021)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	02/03/1984	15.02%	11.68%	11.09%
Service Class	08/15/2008	14.74%	11.40%	10.81%
S&P 500 Index*		28.71%	18.47%	16.55%
Bloomberg U.S. Aggregate Bond Index		-1.54%	3.57%	2.90%
Lipper Balanced Fund Index		13.18%	10.80%	9.55%
Custom Balanced Index		15.96%	12.78%	11.22%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Dynamic Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to maximize current income and total return by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds, which may include securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored corporations; corporate obligations (including foreign hybrid securities); mortgage-backed securities; asset-backed securities; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments; and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest a portion of its net assets in inverse floaters and interest-only and principal-only securities, which may experience high volatility in response to changes in interest rates. The Fund may invest in other investment companies, including other open-end or closed-end investment companies, exchange-traded funds (ETFs), and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Fund’s subadviser and its affiliates. The Fund’s subadviser is DoubleLine Capital LP (DoubleLine).

How did the Fund perform during the 12 months ended December 31, 2021?

The Fund’s Class II shares returned -0.01%, outperforming the -1.54% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Overweight positioning (relative to the benchmark) within credit risk assets – which rallied as investor risk appetite picked up due to optimism surrounding the reopening of global economies – was the primary driver of the Fund’s outperformance for the year ended December 31, 2021 relative to the Fund’s benchmark.

The U.S. Treasury yield curve moved higher over the year, as investors priced in persistent inflation, tighter monetary policy, and ongoing COVID-19 concerns. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.

Commercial mortgage-backed securities (CMBS) and non-agency mortgage-backed securities (NA MBS) were the best-performing sectors in 2021. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) NA MBS benefited from strong housing market fundamentals, property value appreciation, and strengthening household balance sheets – whereas CMBS profited from the continued reopening of various regional economies.

Lower-rated corporate sectors, such as bank loans and high yield, also generated positive returns during the year, as strong earnings momentum and accommodative capital markets kept default rates at historic lows.

Longer-duration sectors detracted from the Fund’s overall performance for the year, with agency mortgage-backed securities and government securities experiencing negative returns as rates rose across the U.S. Treasury yield curve. Overall, at year end, the Fund continued to maintain more credit risk and a shorter duration than the benchmark. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.

Subadviser outlook

Fund management expects the U.S. economy to generate positive, but decelerating, economic growth in 2022, as we shift away from accommodative monetary and fiscal policy. With the latest consumer price index (CPI) print showing a year-over-year increase of 7.0%, Fund management continues to closely monitor components of the index for indications of whether higher inflation will remain at the forefront over the longer term, or fade back toward the U.S. Federal Reserve Board’s 2% target.

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Fund management believes interest rates have remained low in part due to quantitative easing and accommodative fiscal policies and that Treasury yields are biased higher in the intermediate term. With economists projecting between three and four rate hikes in 2022, Fund management is constructive on adjustable-rate assets, such as collateralized loan obligations, and remains comfortable with exposures in the lower portions of the capital structure, given current economic conditions. Fund management favors structured credit over corporate credit, as they believe the asset class has the potential to offer better risk-adjusted returns, with less interest rate risk.

MML Dynamic Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/21
Non-U.S. Government Agency Obligations	27.8%
Corporate Debt	25.1%
U.S. Treasury Obligations	20.0%
U.S. Government Agency Obligations and Instrumentalities*	14.3%
Mutual Funds	5.4%
Bank Loans	4.6%
Sovereign Debt Obligations	2.3%
Municipal Obligations	0.1%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2021)
	Inception Date of Class	1 Year	5 Years	Since Inception 05/15/2015
Class II	05/15/2015	-0.01%	3.34%	3.05%
Service Class I	05/15/2015	-0.18%	3.08%	2.79%
Bloomberg U.S. Aggregate Bond Index		-1.54%	3.57%	3.10%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace, with a focus on securities of larger size companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund’s two subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which managed approximately 36% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 64% of the Fund’s portfolio, as of December 31, 2021.

How did the Fund perform during the 12 months ended December 31, 2021?

The Fund’s Initial Class shares returned 30.26%, significantly outperforming the 25.16% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Brandywine Global component of the Fund, the greatest driver of relative performance was higher-momentum consumer discretionary holdings in the autos and home improvement segments. Brandywine Global added substantially to a slight overweight (versus the benchmark) in the sector at the start of the year and maintained more than twice the benchmark weight since the annual rebalance of the Russell 1000 Value Index in June. In particular, Fund component holdings such as Lowe’s, AutoZone, O’Reilly Auto, Ford, and General Motors contributed to performance. The technology sector began the year with a strong first quarter, then consistently lagged thereafter – and yet, Fund component holdings within the sector, such as Oracle and Hewlett-Packard, managed to outperform the benchmark. On the downside, the shortfall the Brandywine Global Fund component experienced within the health care sector was from having an overweight allocation to biotechnology stocks. The Fund component bought Biogen (an American multinational biotechnology company) late in the summer after the stock dropped approximately 30% from its highs; however, increased scrutiny and challenges to its Alzheimer’s drug has sent the stock even lower. A small underweight in the best-performing energy sector also hampered the Brandywine Global Fund component’s returns, as crude oil was up over 50% for the year.

Within the T. Rowe Price component of the Fund, stock selection drove relative outperformance for the year ended December 31, 2021, while sector allocation had an offsetting impact. Communication services, information technology, and financials were the largest relative contributors, whereas the energy and materials sectors detracted the most. Within the communication services sector, Fund component holding Alphabet (the parent company of Google) benefited throughout the period, as advertising spending proved resilient and the company showed significant revenue growth within its core search franchise, advertising business, and cloud segment, along with strong margins. In information technology, shares of Fund component holding Microsoft ended the period higher, as the company continued to deliver impressive results, including strong revenue growth within its cloud computing and productivity and business-processes segments. The Fund component’s significant underweight to the energy sector was the largest detractor from relative performance, as energy was the top-performing sector over the reporting period.

Subadviser outlook

Brandywine Global notes that personal, business, and economic anxiety over COVID-19 still remains, even after broad vaccinations in the U.S. While COVID-19 infections remained stubbornly high at year end, the hospitalization and survivability rates have been greatly improved. Looking ahead, Brandywine Global’s view is that, on the economic front, there could be mixed

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

concerns and expectations over increased interest rates, inflation, labor challenges, and market volatility. While Brandywine Global cannot predict what these factors will deliver by year-end 2022, they are confident that their disciplined investment process will help them build a well-constructed value portfolio for the long term.

T. Rowe Price’s outlook for the market is more tepid than it has been in the past several years. They believe that there are reasons for optimism, including a strong consumer; pent-up demand for services; and strong, but decelerating, corporate fundamentals. Similarly, their view is that there are reasons for concern that cloud the outlook, including COVID-19, the U.S. Federal Reserve Board’s tightrope walk, inflation, and the end of stimulus. Given these considerations, T. Rowe Price is looking to increase the defensiveness of its Fund component’s portfolio. Overall, they note that their focus will continue to be on finding high-quality companies facing controversy or stress that are addressable in the near- to intermediate term.

MML Equity Fund Largest Holdings (% of Net Assets) on 12/31/21
Bank of America Corp.	3.5%
JP Morgan Chase & Co.	2.9%
Johnson & Johnson	2.8%
Alphabet, Inc. Class C	2.2%
Oracle Corp.	2.2%
AbbVie, Inc.	2.1%
Microsoft Corp.	1.8%
Cisco Systems, Inc.	1.8%
Exxon Mobil Corp.	1.7%
Comcast Corp. Class A	1.6%
22.6%

MML Equity Fund Sector Table (% of Net Assets) on 12/31/21
Financial	24.9%
Consumer, Non-cyclical	23.4%
Industrial	12.3%
Consumer, Cyclical	10.1%
Technology	8.3%
Communications	7.7%
Utilities	5.6%
Energy	3.3%
Basic Materials	3.2%
Mutual Funds	1.2%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
Net Assets	100.0%

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2021)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	12/31/1973	30.26%	11.99%	12.70%
Service Class	08/15/2008	29.93%	11.71%	12.41%
Russell 1000 Value Index		25.16%	11.16%	12.97%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Momentum Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Momentum Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of large capitalization U.S. companies. The Fund’s subadviser and sub-subadviser invest the Fund’s assets using an indexing strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Momentum Index* (the “Index”). The Fund’s subadviser is Invesco Advisers, Inc. (Invesco) and the Fund’s sub-subadviser is Invesco Capital Management LLC (ICM).

*

The “S&P 500 Momentum Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s®, S&P® and S&P® 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Momentum Index.

How did the Fund perform during the 12 months ended December 31, 2021?

The Fund’s Class II shares returned 21.93%, underperforming, by a wide margin, the 28.71% return of the S&P 500 Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund’s Class II shares underperformed the 22.79% return of the Index, which is designed to measure the performance of securities in the S&P 500 universe that exhibit persistence in their relative performance.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2021, almost every sector in the Index had a detrimental effect on the Fund’s performance. The financial sector was the largest detractor over the reporting period. Due to their poor performance earlier in the year, Fund holdings within the financial sector exhibited poor price momentum. This led the Fund to be significantly underweight in the sector, relative to the benchmark.

The Fund holding that was the largest individual detractor from full-year returns was Moderna, Inc., a U.S. pharmaceutical and biotechnology company. The Fund held an overweight position in the company.

Turning to the positive, from a sector perspective, the largest contributor to the Fund’s full-year returns came from information technology (IT), which continued to outperform as the U.S. economy began to lock back down due to a resurgence of COVID-19 – at which time more people returned to working from home. Due to their significant outperformance earlier in the year, many of the larger Fund holdings in the IT sector expanded to have outsized weightings in the Fund. The only other sector-related outperformance for the year came from the strong-performing consumer staples sector, although the Fund had a net underweight allocation to the market segment.

The Fund holding that was the largest contributor to the Fund’s performance was Nvidia Corp., an American semiconductor manufacturer. The Fund held an overweight allocation to the company.

Subadviser outlook

The Fund aims to offer shareholders access to the highest-momentum stocks within the S&P 500 Index. This goal is not expected to change, and the Fund aims to continue to offer this clearly defined exposure to shareholders for the foreseeable future. Fund management notes that, as the strategy is designed to track an index, Fund positioning results from a rules-based investment process.

MML Equity Momentum Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Momentum Fund Largest Holdings (% of Net Assets) on 12/31/21
Alphabet, Inc. Class A	8.9%
Alphabet, Inc. Class C	8.8%
Berkshire Hathaway, Inc. Class B	6.5%
NIKE, Inc. Class B	2.7%
Target Corp.	2.7%
Morgan Stanley	2.6%
Wells Fargo & Co.	2.5%
The Goldman Sachs Group, Inc.	2.3%
Intuit, Inc.	2.3%
Moderna, Inc.	2.2%
41.5%

MML Equity Momentum Fund Sector Table (% of Net Assets) on 12/31/21
Financial	26.7%
Communications	19.1%
Industrial	17.1%
Consumer, Cyclical	13.5%
Consumer, Non-cyclical	10.3%
Technology	9.3%
Basic Materials	2.9%
Energy	1.1%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
Net Assets	100.0%

MML Equity Momentum Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2021)
	Inception Date of Class	1 Year	5 Years	Since Inception 05/15/2015
Class II	05/15/2015	21.93%	17.68%	13.73%
Service Class I	05/15/2015	21.59%	17.39%	13.43%
S&P 500 Index*		28.71%	18.47%	15.17%
S&P 500 Momentum Index		22.79%	20.59%	16.57%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Rotation Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of large- and medium-capitalization U.S. companies. The Fund’s subadviser and sub-subadviser invest the Fund’s assets using an indexing strategy. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the Russell 1000® Invesco Dynamic Multifactor Index* (the “Index”). The Fund’s subadviser is Invesco Advisers, Inc. (Invesco) and the Fund’s sub-subadviser is Invesco Capital Management LLC (ICM).

*

The Fund is sponsored solely by MassMutual. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the Russell 1000® Invesco Dynamic Multifactor Index (the “Index”) vest in the relevant LSE Group company which owns the Index. “FTSE Russell®,” “Russell 1000®” and “Russell®” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Fund.

How did the Fund perform during the 12 months ended December 31, 2021?

The Fund’s Class II shares returned 28.37%, outperforming the 26.45% return of the Russell 1000 Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Fund’s Class II shares underperformed the 29.28% return of the Index, which reflects a dynamic combination of factor exposures drawn from constituent stocks of the Russell 1000 Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In mid-2020, before Invesco began managing the Fund, the leading economic indicators that drove the positioning of the Fund’s underlying strategy suggested that the pandemic-related economic contraction had ended and the strategy shifted toward a “recovery” regime, with significant tilts toward both smaller companies and companies that exhibit greater value characteristics.

The Fund reevaluates economic signals on a monthly basis. As of the year-end 2020 evaluation, Fund management determined that the short-term economic growth rate was beginning to exceed the longer-term average. Because of this, in January 2021, the Fund shifted to an “expansion” stance, reducing the strength of the tilts to smaller-size and value stocks and tilting toward momentum stocks – stocks that have seen rapid recent increases in their prices. This was based on the theory that the stocks that had benefited from the stock market rally would continue to benefit.

The Fund maintained this stance for the majority of 2021, as U.S. equity markets surged and managed to outperform the Russell 1000 Index by almost 2%. The majority of the outperformance came from the consumer discretionary sector, which contributed more than 1% to the Fund’s outperformance. Meanwhile, the information technology sector was the only market segment to detract more than 1%. The majority of the performance came from notable underweights, relative to the benchmark, with Amazon as the leading contributor – and Alphabet Inc. (the parent company of Google), Microsoft Corp., and NVIDIA Corp. (an American semiconductor manufacturer) as the leading detractors. An overweight to Bath & Body Works, Inc. was also a notable contributor to the Fund’s performance for the year.

Late in 2021, there was another significant surge in COVID-19 due to the emergence of the omicron variant. This surge led the U.S. economy to begin to shut down again, with a broad tilt back to employees who could work remotely. Because of this, in December, the Fund shifted to a “slowdown” regime, removing the prior factor tilts and adding tilts to the low-volatility and quality factors.

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

As of the year-end evaluation, Fund management determined that the short-term economic growth rate was still exceeding the longer-term average, while global risk appetite continued a downward trend. Because of this, in January 2022, the Fund’s portfolio remained in a “slowdown” stance. Fund management will continue to evaluate this decision monthly, and modify exposures as the regime indicators warrant. Fund management notes that as the strategy is designed to track an index, the Fund’s positioning is a result of a rules-based investment process.

MML Equity Rotation Fund Largest Holdings (% of Net Assets) on 12/31/21
Apple, Inc.	6.1%
Microsoft Corp.	5.8%
Amazon.com, Inc.	4.4%
The Procter & Gamble Co.	4.0%
Johnson & Johnson	3.4%
Berkshire Hathaway, Inc. Class B	3.4%
Meta Platforms, Inc. Class A	3.4%
Cisco Systems, Inc.	2.7%
Alphabet, Inc. Class A	2.6%
Visa, Inc. Class A	2.6%
38.4%

MML Equity Rotation Fund Sector Table (% of Net Assets) on 12/31/21
Consumer, Non-cyclical	29.3%
Technology	23.3%
Communications	17.7%
Financial	12.7%
Consumer, Cyclical	10.2%
Industrial	5.4%
Basic Materials	1.4%
Mutual Funds	0.0%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%
Net Assets	100.0%

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2021)
	Inception Date of Class	1 Year	5 Years	Since Inception 05/15/2015	Since 10/13/2017
Class II	05/15/2015	28.37%	16.86%	14.84%
Service Class I	05/15/2015	28.00%	16.55%	14.56%
Russell 1000 Index*		26.45%	18.43%	15.01%
Russell 1000 Invesco Dynamic Multifactor Index**		29.28%			20.79%

* Benchmark

** Since 10/13/2017

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser). The Fund’s subadviser is Barings LLC (Barings). Effective February 1, 2022, Baring International Investment Limited (BIIL) was added as sub-subadviser to the Fund.

How did the Fund perform during the 12 months ended December 31, 2021?

The Fund’s Class II shares returned 8.12%, outperforming the 5.28% return of the Bloomberg U.S. Corporate High-Yield Bond Index (the “benchmark”), which measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Despite a few periods of weakness, overall the U.S. high-yield bond market exhibited healthy performance trends during 2021. Corporate fundamentals for borrowers from the market improved, and default activity declined to historically low levels. Furthermore, as new issue activity reached record levels, investors, such as the Fund, were well positioned to reinvest cash proceeds. While the performance of lower-rated bonds varied at times, for much of the year and the full-year period they outperformed across the market. The Fund was well positioned for this trend, as it had an overweight allocation, relative to the benchmark, to triple-C rated bonds and an underweight allocation to double-B rated bonds. This positioning positively contributed to the Fund’s relative performance against the benchmark.

Within industries, the Fund’s positioning in the energy sector was the top contributor to the Fund’s outperformance for the year ended December 31, 2021, relative to the benchmark. While there were a few setbacks throughout the year, generally, this sector benefited from improving commodity prices. The Fund outperformed in this sector due to a combination of its overweight position to the sector and its credit selection within the sector. This was further highlighted by the fact that the Fund’s top two contributors to total return came from within the sector: Tourmaline Oil, a Canadian natural gas producer; and Occidental Petroleum, an oil and gas exploration and production company. In addition to the energy sector, the Fund’s holdings exhibited outperformance in a number of other sectors, including communications, basic industry, consumer cyclical and technology.

Offsetting some of these positive elements was underperformance by Fund holdings within the consumer non-cyclical sector. Also, given the overall healthy trend in market performance, even the Fund’s modest exposure to cash was a slight detractor from relative performance. From a company perspective, Fund holdings that were the largest detractors during the year included Bausch Health Companies, a specialty pharmaceutical manufacturer; and FirstEnergy, a utility holding company. However, the detraction from these holdings was modest.

Subadviser outlook

Fund management notes that, while an element of uncertainty associated with the pandemic still exists, in their view, the fundamental picture for high yield remains fairly strong. Companies have taken steps to preserve liquidity and there are limited near-term maturities across the market, resulting in Fund management’s expectation that defaults will remain low. In this environment, companies will have to continue to closely monitor potential implications of inflation; however, thus far, high-yield borrowers have generally had the pricing power to pass inflationary pressures through to their consumers. Furthermore, even in an environment of high inflation and potentially higher rates, Fund management believes that high yield offers a number of potentially attractive opportunities. Although high-yield bonds are a fixed-rate asset, the duration for the asset class is generally

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

shorter than other fixed-rate asset classes. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. Additionally, rates tend to rise in an improving economy, which is a favorable environment for the companies that issue high-yield bonds.

MML High Yield Fund Portfolio Characteristics (% of Net Assets) on 12/31/21
Corporate Debt	84.2%
Bank Loans	7.8%
Mutual Funds	4.7%
Common Stock	0.6%
Total Long-Term Investments	97.3%
Short-Term Investments and Other Assets and Liabilities	2.7%
Net Assets	100.0%

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2021)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	05/03/2010	8.12%	6.02%	7.27%
Service Class I	05/03/2010	7.88%	5.76%	7.01%
Bloomberg U.S. Corporate High-Yield Bond Index		5.28%	6.30%	6.83%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Barings LLC (Barings). Effective May 1, 2021, Baring International Investment Limited (BIIL) was added as sub-subadviser to the Fund.

How did the Fund perform during the 12 months ended December 31, 2021?

The Fund’s Initial Class shares returned 6.40%, outperforming the 5.96% return of the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), which measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L).

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (CPI-U) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Consumer prices, as measured by the U.S. Bureau of Labor Statistics, were up for the year 2021, as unadjusted headline CPI came in at 7.0%, up from 1.4% at 2020 year end. (CPI measures changes in the price of a market basket of consumer goods and services. Core CPI does not include food and energy prices. Headline CPI includes food and energy.) While shelter and used vehicles were the main drivers of inflation, the headline increase was driven in large part by energy prices. As of December 31, 2021, Core CPI increased to 5.5%, up from 1.6% at 2020 year end. Core CPI is running well above the 2% inflation objective of the Federal Open Market Committee (FOMC).

TIPS positioning in aggregate contributed to Fund performance during the period. An underweight allocation, relative to the benchmark, to short-maturity inflation securities detracted from performance but was offset by allocations to high-quality income-producing assets that earned higher yields than U.S. Treasuries. Tactical positioning in 5-year inflation instruments contributed substantially to performance, while 30-year inflation securities detracted the most.

In addition to TIPS, the Fund invested in high-quality income-producing securities, including asset-backed securities (ABS) and money market securities. The income earned by these asset classes contributed positively to the Fund’s performance over the year. ABS contributed substantially to performance, as security selections in auto loans and student loans within the ABS sector were the primary contributors. Residential and commercial mortgage-backed securities also contributed to the Fund’s performance for the year.

The Fund may use derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure in order to implement manager views. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Overall, these derivative positions modestly contributed to performance.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Fund management notes that, as we enter the new year and taper talk has turned into an active tapering program, forward rate curves have pulled multiple rate hikes forward into 2022. Transitory inflation expectations are turning more persistent, as energy prices, supply chain bottlenecks, and CPI prints signal longer-term sustainable pricing pressures. In Fund management’s view, the market may be failing to appreciate the impact those higher price pressures may have on consumer demand. As such, Fund management continues to believe much of this bullish inflation sentiment has largely been priced into the inflation market.

Despite the COVID-19 variant flare-ups, positive vaccination news and the reopening of global economies have led the Barings team to maintain a constructive, but more balanced, view on the potential impact to inflation markets. Acknowledging that short-term inflation fundamentals may register as elevated well into 2022, Fund management believes that valuations may have peaked – and that valuations could remain well anchored into the first half of 2022, given employment and growth trends for the U.S. economy. Further, as seasonal pricing pressures emerge in early 2022, Fund management plans to maintain an overweight constructive tilt to inflation markets.

MML Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 12/31/21
Non-U.S. Government Agency Obligations	49.1%
U.S. Treasury Obligations	27.8%
U.S. Government Agency Obligations and Instrumentalities*	11.4%
Purchased Options	0.5%
Total Long-Term Investments	88.8%
Short-Term Investments and Other Assets and Liabilities	11.2%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2021)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/30/2002	6.40%	5.46%	3.16%
Service Class	08/15/2008	6.12%	5.20%	2.91%
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)		5.96%	5.34%	3.09%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the subadviser or sub-subadviser). The Fund’s subadviser is Barings LLC (Barings). Effective May 1, 2021, Baring International Investment Limited (BIIL) was added as sub-subadviser to the Fund.

How did the Fund perform during the 12 months ended December 31, 2021?

The Fund’s Initial Class shares returned 0.81%, outperforming the -1.54% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The U.S. Federal Reserve Board (the “Fed”) finished 2021 having provided multiple indications that their accommodating policy since the beginning of the pandemic would soon be coming to a close, indicating aggressive policy moves in response to rising inflation. One policy move that was announced, and accelerated, was the Fed’s monthly bond purchase program, which began its tapering in the fourth quarter of 2021. In addition, the Fed signaled up to four rate hikes in 2022.

For the year ended December 31, 2021, the Fund had an overweight allocation, relative to the benchmark, to the corporate credit sector, which was a primary driver of performance. The Fund also benefited from security selection within the sector. Secondary oil & gas producers, select finance industries, and gas pipelines were top contributing industry holdings. Aerospace, health care facilities, and service-other were among the top detracting industry holdings.

The Fund’s overweight allocation to BBB quality holdings was the top-performing quality position over the period. The Fund held an underweight allocation to Treasuries over the period, which contributed positively to relative performance. Notable performance contributors for the year came from securitized assets – in particular, asset backed-securities backed by private student loans and aviation collateral. The Fund was overweight in asset backed securities. Out-of-benchmark active allocations in commercial mortgage-backed securities and residential mortgage-backed securities both contributed positively to relative performance. The Fund held an underweight allocation to mortgage-backed securities, which detracted from returns.

The portfolio management team generally keeps portfolio duration (interest rate sensitivity) in line with that of the benchmark – meaning that duration management was only a modest contributor to performance.

The Fund uses derivative instruments for yield curve, duration, downside hedging and to gain exposures. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. They may also be used as a substitute for a direct investment. In aggregate, these positions contributed positively to relative performance.

Subadviser outlook

Fund management believes that 2022 is likely going to involve a tug-of-war between tight spreads and the withdrawal of monetary policy accommodation on one hand, and strong demand and improving fundamentals on the other. Fund management believes that spreads could tighten modestly in 2022. Recently released fundamental data continues to show an improving picture for corporate issuers with revenue and earnings before interest, tax, depreciation and amortization (EBITDA) having surpassed

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

pre-COVID levels. Corporate margins continue to improve across sectors, although signs of greater dispersion across sectors due to inflationary pressures in certain industries are starting to emerge. In this environment, Fund management expects that the market will continue to see rising stars emerge from the high-yield market and come into the investment-grade market.

In Fund management’s view, the outlook for the securitized market remains strong, given the continuation of the economic recovery and the improving labor market. Fund management expects fundamentals to normalize as stimulus and relief exit the economy.

MML Managed Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/21
Corporate Debt	34.8%
Non-U.S. Government Agency Obligations	26.5%
U.S. Government Agency Obligations and Instrumentalities*	17.9%
U.S. Treasury Obligations	17.8%
Mutual Funds	4.0%
Sovereign Debt Obligations	0.8%
Purchased Options	0.2%
Total Long-Term Investments	102.0%
Short-Term Investments and Other Assets and Liabilities	(2.0)%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2021)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	12/16/1981	0.81%	4.45%	3.45%
Service Class	08/15/2008	0.56%	4.18%	3.19%
Bloomberg U.S. Aggregate Bond Index		-1.54%	3.57%	2.90%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings). Effective May 1, 2021, Baring International Investment Limited (BIIL) was added as sub-subadviser to the Fund.

How did the Fund perform during the 12 months ended December 31, 2021?

The Fund’s Class II shares returned 2.01%, outperforming the -0.49% return of the Bloomberg U.S. Aggregate 1-3 Year Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities with maturities of 1-3 years, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The U.S. Federal Reserve Board (the “Fed”) finished 2021 having provided multiple indications that their accommodation policy since the beginning of the pandemic would soon be coming to a close, indicating aggressive policy moves in response to rising inflation. One policy move that was announced, and accelerated, was the Fed’s monthly bond purchase program, which began its tapering in the fourth quarter of 2021. In addition, the Fed signaled up to four rate hikes in 2022.

For the year ended December 31, 2021, the Fund’s positioning in corporate bonds was a significant contributor to performance. The Fund held an overweight allocation to this sector, relative to the benchmark. Select finance industries, secondary oil & gas producers, and banking were among the top contributing industry holdings. Property/real estate developers, food processors, and airlines were among the top detracting industry holdings. The Fund’s allocation to BBB holdings and its marginal allocation to BB quality holdings contributed positively to performance. The Fund had an underweight allocation to Treasuries over the period, which detracted from relative performance.

Securitized assets were a strong positive contributor to Fund performance over the year. The Fund was overweight in the sector relative to the benchmark. Asset backed-securities were a positive contributor to performance, as were commercial mortgage-backed securities and residential mortgage-backed securities. The Fund had an underweight allocation to mortgage-backed securities, which detracted from performance.

The Fund’s duration positioning – a measure of price sensitivity to changes in yields – was a positive contributor to its full-year results. As of December 31, 2021, the Fund’s duration stood at 2.4 years, versus 1.9 years for the benchmark. The Fund’s duration position was held short for most of 2021, and then was extended, based on Barings’ long-standing rules-based approach to managing interest rate risk.

The Fund uses derivative instruments on occasion for yield curve, duration, downside risk management, and to gain exposures. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. The use of derivatives contributed to the Fund’s performance.

Subadviser outlook

Fund management believes that 2022 is likely going to involve a tug-of-war between tight spreads and the withdrawal of monetary policy accommodation on one hand, and strong demand and improving fundamentals on the other. Fund management believes that spreads could tighten modestly in 2022. Recently released fundamental data continues to show an improving picture

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

for corporate issuers with revenue and earnings before interest, tax, depreciation and amortization (EBITDA) having surpassed pre-COVID levels. Corporate margins continue to improve across sectors, although signs of greater dispersion across sectors due to inflationary pressures in certain industries are starting to emerge. In this environment, Fund management expects that the market will continue to see rising stars emerge from the high-yield market and come into the investment-grade market.

In Fund management’s view, the outlook for the securitized market remains strong, given the continuation of the economic recovery and the improving labor market. Fund management expects fundamentals to normalize as stimulus and relief exit the economy.

MML Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/21
Corporate Debt	51.7%
Non-U.S. Government Agency Obligations	43.7%
U.S. Government Agency Obligations and Instrumentalities*	1.2%
Mutual Funds	0.2%
Municipal Obligations	0.2%
Purchased Options	0.1%
Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2021)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	05/03/2010	2.01%	2.41%	2.11%
Service Class I	05/03/2010	1.69%	2.15%	1.86%
Bloomberg U.S. Aggregate 1-3 Year Bond Index		-0.49%	1.81%	1.38%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco).

How did the Fund perform during the 12 months ended December 31, 2021?

The Fund’s Initial Class shares returned 22.75%, significantly outperforming the 14.82% return of the Russell 2000 Index (the “benchmark”), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2021, stock selection within the industrials, health care, and financial sectors was the primary driver of the Fund’s outperformance of the benchmark. This was partially offset by weaker stock selection in the information technology, energy, and materials sectors.

Fund holdings that were top contributors to the Fund’s relative performance included Atkore, Zurn Water Solutions, and Korn Ferry. Atkore benefited from strong price realization, as PVC conduits industry-wide were in tight supply, which drove earnings before interest, tax, depreciation, and amortization (EBITDA) margins to a historically strong level. Management consulting firm Korn Ferry experienced a strong rebound in revenues, new business bookings, and earnings. Furthermore, the company achieved greater revenue synergies between business units, and many cost cuts made during COVID (in areas such as real estate and administrative functions) will be permanent. Zurn Water Solutions, formerly known as Rexnord, outperformed after announcing and completing a spin-off of its Process and Motion Control Business (PMC), with the remaining water infrastructure platform now a stand-alone business.

Fund holdings that were top detractors from relative performance included LHC Group, Q2 Holdings, and iRhythm Technologies. LHC Group (which provides in-home care across the nation, and careers for caregivers) came under pressure due to concerns about labor shortages in health care positions. Furthermore, the stock suffered on investor fears that COVID-19 was causing a lack of referrals from skilled nursing facilities. Q2 Holdings, a provider of secure, cloud-based virtual banking solutions, saw its business momentum for new business wins adversely impacted by an elongation of the sales cycles associated with COVID-related pushouts on decision-making. iRhythm, a digital health care company that focuses on how cardiac arrhythmias are clinically diagnosed, underperformed due to a surprise cut to Medicare reimbursements for its ambulatory cardiac monitor, which was announced in February. Fund management exited the position as a result.

Subadviser outlook

Fund management believes that the U.S. economy is experiencing a sustained recovery from the COVID-induced recession, as reopening builds steam. While the omicron variant caused some mild reversals in return-to-office plans and paused normalization, it has not materially slowed economic growth. Fund management believes COVID-19 appears to be moving from a pandemic to a less-severe endemic disease. Stocks have experienced significant gains over the past two years, while underlying earnings have grown roughly in line with stock prices. Interest rates remained low at year end, but in Fund management’s view, long-term rates bear watching. They continue to seek companies with competitive advantages and skilled management teams that are out-executing their peers.

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/21
Tenet Healthcare Corp.	2.1%
Evoqua Water Technologies Corp.	2.0%
AutoNation, Inc.	1.9%
Ziff Davis, Inc.	1.9%
Azenta, Inc.	1.8%
Korn Ferry	1.8%
National Storage Affiliates Trust	1.8%
Stifel Financial Corp.	1.8%
ASGN, Inc.	1.7%
Sterling Bancorp	1.7%
18.5%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 12/31/21
Consumer, Non-cyclical	22.7%
Financial	19.3%
Industrial	18.2%
Technology	15.5%
Consumer, Cyclical	11.3%
Utilities	3.2%
Basic Materials	3.2%
Communications	3.0%
Energy	2.3%
Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%
Net Assets	100.0%

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2021)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	06/01/1998	22.75%	13.99%	14.93%
Service Class	08/15/2008	22.45%	13.71%	14.64%
Russell 2000 Index		14.82%	12.02%	13.23%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Special Situations Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Special Situations Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of U.S. companies of any size. The Fund’s subadviser and sub-subadviser invest the Fund’s assets using an indexing strategy. Under normal circumstances, the Fund invests primarily, and normally at least 80% of its net assets, in the equity securities of companies included within the S&P U.S. IPO and Spin-Off Index* (the “Index”). The Fund’s subadviser is Invesco Advisers, Inc. (Invesco) and the Fund’s sub-subadviser is Invesco Capital Management LLC (ICM).

*

The “S&P U.S. IPO and Spin-Off Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P U.S. IPO and Spin-Off Index.

How did the Fund perform during the 12 months ended December 31, 2021?

The Fund’s Class II shares returned 1.71%, significantly underperforming the 25.66% return of the Russell 3000® Index (the “benchmark”), which measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. The Fund’s Class II shares underperformed the 2.56% return of the Index, which is designed to measure the performance of companies within the S&P U.S. BMI that have had initial public offerings (IPOs) or have spun off from a parent company within the last five years and have a float-adjusted market cap of at least USD $1 billion.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2021, the Fund underperformed the Russell 3000 Index by almost 24%. This underperformance was broad-based, with every sector having a negative effect on relative performance, although the largest detractor from the Fund’s full-year returns was the information technology (IT) sector.

Within the IT sector, there were two main causes for underperformance: First, by the nature of its objective to invest in newly public companies, the Fund will not invest in large, long-established and long-public IT companies, such as the technology device manufacturer Apple. Over the reporting period, these sorts of companies surged, based on renewed COVID concerns across the U.S.

Second, one of the Fund’s largest holdings within the IT sector, the video conferencing company Zoom Video Communications, saw a significant pullback after surging earlier in the year – when millions of companies, workers and individuals nationwide drove up the stock’s share price when they adopted Zoom as their go-to video conferencing tool during the early days of the pandemic. Other major holdings detracting from the Fund’s performance were Pinterest, Inc. and Uber Technologies, Inc.

Despite the Fund’s broad underperformance in all sectors, there were a few Fund holdings that outperformed, including Carrier Global Corp. (an American multinational home appliances corporation) and home leasing company Invitation Homes, Inc. The Fund had overweight allocations to both of these stocks.

Subadviser outlook

The Fund will continue to provide diversified exposure to newly public companies within the United States for the foreseeable future. Fund management notes that, as the strategy is designed to track an index, the Fund’s positioning results from a rules-based investment process.

MML Special Situations Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Special Situations Fund Largest Holdings (% of Net Assets) on 12/31/21
Uber Technologies, Inc.	7.7%
Snowflake, Inc. Class A	7.2%
Airbnb, Inc. Class A	6.4%
Snap, Inc. Class A	5.5%
Carrier Global Corp.	5.2%
Dow, Inc.	4.6%
Zoom Video Communications, Inc. Class A	4.4%
Otis Worldwide Corp.	4.1%
Corteva, Inc.	3.8%
Invitation Homes, Inc.	3.0%
51.9%

MML Special Situations Fund Sector Table (% of Net Assets) on 12/31/21
Communications	28.0%
Technology	19.9%
Consumer, Non-cyclical	15.3%
Industrial	11.7%
Financial	10.8%
Consumer, Cyclical	7.6%
Basic Materials	4.6%
Energy	2.1%
Mutual Funds	1.1%
Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%
Net Assets	100.0%

MML Special Situations Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2021)
	Inception Date of Class	1 Year	5 Years	Since Inception 05/15/2015	Since 07/13/2015
Class II	05/15/2015	1.71%	13.02%	9.27%
Service Class I	05/15/2015	1.42%	12.73%	9.00%
Rusell 3000 Index*		25.66%	17.97%	14.71%
S&P U.S. IPO and Spin-Off Index**		2.56%	13.19%		11.12%

* Benchmark

** Since 07/13/2015

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and, at times, it may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. The Fund focuses on companies with above-average earnings growth. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indexes, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco).

How did the Fund perform during the 12 months ended December 31, 2021?

The Fund’s Service Class I shares returned -8.35%, underperforming, by a wide margin, the -2.54% return of the MSCI Emerging Markets Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of emerging market equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

From a sector perspective, the largest detractor from the Fund’s relative performance for the year ended December 31, 2021 was stock selection in the financial sector. Fund holdings in the communication services sector detracted from returns, as did stock selection and an overweight allocation, relative to the benchmark, to health care. Conversely, stock selection in the consumer discretionary, consumer staples, and energy sectors was the largest contributor to the Fund’s relative performance.

From a country perspective, the largest detractor from relative performance was stock selection in China. An underweight allocation to China and stock selection in India also had a negative impact on performance.

The largest contributors to the Fund’s full-year returns were overweight allocations to Switzerland, Singapore, and France.

From a Fund holding perspective, the largest detractors for the year were Pinduoduo, New Oriental Education, and Tencent. Pinduoduo operates an interactive e-commerce platform in China, originally created with the goal of linking agricultural producers to consumers. Pinduoduo rapidly acquired a large user base through its pioneering group purchase model designed to promote interactions between users with a value-for-money proposition, while offering a fun social setting. The idea took off among Chinese consumers and expanded into numerous categories, including electronics, apparel, cosmetics, auto, and household furniture. The company continued to be impacted by an ongoing slowdown in consumer spending attributed to continued coronavirus outbreaks. Furthermore, the Chinese technology sector remained under pressure, as investors have continued to assess the changing regulatory landscape. New Oriental Education (EDU) operates in China’s vast after-school tutoring (AST) market. EDU became the nation’s largest private tutoring provider; however, the Chinese government announced broad regulatory changes, which required all AST companies to convert to non-profit businesses. This news was more extreme than anticipated, resulting in shockwaves across China’s vast private education sector. Tencent is a Chinese internet company with roots spread throughout China’s technology infrastructure. The Chinese technology sector remained under pressure as authorities continued to evaluate threats to personal data and sought to root out monopolistic practices.

Fund holdings that were the top contributors for the year included Taiwan Semiconductor Manufacturing Co. (TSMC), Novatek, and Richemont. TSMC is the world’s preeminent semiconductor foundry. For the past 30 years, TSMC has made in-house design and innovation a priority, while placing a large emphasis on client service and trust, allowing them to capture a large majority of the overall market share. TSMC is firmly positioned as the key enabler of the new computing revolution in the semiconductor industry – with multiple architectures, chip platforms, and design teams competing to push computing and AI innovation. Novatek is a Russian energy company that has stood at the forefront of technological and business innovation,

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

finding creative ways to add value to its constantly expanding natural gas and stable gas condensate resource base. Novatek continues to secure financing and agreements for future projects, along with substantial amount of available liquidity that can be deployed. Richemont is a Swiss luxury goods company with a diversified portfolio of premium brands spanning women and men’s jewelry – including the prestigious Cartier brand.

Subadviser outlook

Fund management believes that non-China emerging markets are poised for a cyclical recovery, particularly in Latin America, where economic challenges and social-political drama have hampered meaningful growth. Meanwhile, despite the recent retreat in Chinese equities due to regulatory interventions, Fund management believes that the ingredients are there for a structural bull case for Chinese equities, given their superior growth, the trend in domestic investor portfolio diversification, and investors’ growing access to high-quality new company listings.

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/21
Taiwan Semiconductor Manufacturing Co. Ltd.	8.9%
Housing Development Finance Corp. Ltd.	5.1%
Novatek PJSC Sponsored GDR Registered	4.1%
AIA Group Ltd.	4.1%
Cie Financiere Richemont SA Registered	3.7%
Kotak Mahindra Bank Ltd.	3.6%
Tata Consultancy Services Ltd.	3.5%
Yum China Holdings, Inc.	3.4%
Grab Holdings, Ltd.	3.3%
Tencent Holdings Ltd.	3.1%
42.8%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 12/31/21
Technology	21.0%
Financial	20.4%
Consumer, Cyclical	16.3%
Communications	16.3%
Consumer, Non-cyclical	11.7%
Basic Materials	6.1%
Energy	4.1%
Industrial	2.6%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
Net Assets	100.0%

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2021)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	05/01/2009	-8.06%	9.76%	4.11%
Service Class I	08/27/2008	-8.35%	9.49%	3.85%
MSCI Emerging Markets Index		-2.54%	9.87%	5.49%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML U.S. Government Money Market Fund, and who is the Fund’s subadviser?

The Fund seeks current income consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2021?

The Fund’s Initial Class shares returned 0.00%, underperforming the 0.05% return of the FTSE 3 Month US T Bill Index (the “benchmark”), which measures the performance of the last three three-month Treasury bill month-end rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2021, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The U.S. Federal Reserve Board (the “Fed”) held the federal funds target rate steady at 0.00%-0.25% and finished 2021 having provided multiple indications that its accommodation policy since the beginning of the pandemic would soon be coming to a close, indicating aggressive policy moves in response to rising inflation. One policy move that was announced, and accelerated, was the Fed’s monthly bond purchase program, which began its tapering in the fourth quarter of 2021. In addition, the Fed signaled up to four rate hikes in 2022.

LIBOR (London Interbank Offered Rate) rates decreased, with one-month LIBOR down 4.00% to 0.10% over the year, and three-month LIBOR down 3.00% to 0.21% over the 12-month period. The weighted average maturity (WAM) of the Fund moved up from the mid-20s to about 50 days.

After finally seeing some steepening of the yield curve, the Fund capitalized by buying longer-dated fixed paper and grabbing some yield, while still staying nimble enough to adapt to an ever-changing Fed. The weighted average life (WAL) of the Fund ended the year around 100 days. At December 31, 2021, the current variable-rate exposure in the Fund was at 25%, down about 15% from 2020. The Fund did not buy much variable-rate paper during the year, as there was no yield pickup.

Subadviser outlook

Fund management notes that Fed fund futures were, as of December 31, 2021, pricing in three and a half rate hikes by the end of 2022. After the Fed pivoted to a more hawkish stance, the market soon followed, projecting another potential two and a half hikes for 2022, in the fourth quarter. The Fund purposely brought its WAM higher as a result of a steeper yield curve. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.

In the first quarter of 2022, Fund management expects to bring the WAM of the Fund down so that the Fund could be in a position to capitalize on higher rates, should the Fed choose to begin liftoff in March 2022, as many in the market expect. Fund management plans to continue monitoring both the words and actions of the Fed – so that Fund management can react appropriately and swiftly.

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

MML U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 12/31/21
Discount Notes	74.8%
Repurchase Agreement	8.6%
U.S. Treasury Bill	16.6%
Total Short-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 12/31/2021)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	12/16/1981	0.00%	0.72%	0.37%
FTSE 3 Month US T Bill Index		0.05%	1.11%	0.60%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

MML Blend Fund – Portfolio of Investments
December 31, 2021

	Number of Shares	Value
MUTUAL FUNDS — 100.8%
Diversified Financial Services — 100.8%
iShares 5-10 Year Investment Grade Corporate Bond ETF (a)	539,029	$31,948,249
iShares Core S&P 500 ETF	482,298	230,051,323
iShares Core S&P Mid-Cap ETF	63,944	18,101,267
iShares Core S&P Small-Cap ETF (a)	68,788	7,876,914
iShares Core S&P Total US Stock Market ETF	2,362,044	252,691,467
iShares Core Total USD Bond Market ETF	2,510,391	132,874,996
iShares Core U.S. Aggregate Bond ETF	1,164,706	132,869,660
iShares iBoxx High Yield Corporate Bond ETF	361,890	31,488,049
State Street Navigator Securities Lending Government Money Market Portfolio (b)	7,277,166	7,277,166

TOTAL MUTUAL FUNDS (Cost $732,726,932)		845,179,091

TOTAL LONG-TERM INVESTMENTS (Cost $732,726,932)		845,179,091
	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/21, 0.000%, due 1/03/22 (c)	$524,331	524,331

TOTAL SHORT-TERM INVESTMENTS (Cost $524,331)		524,331

TOTAL INVESTMENTS — 100.9% (Cost $733,251,263) (d)		845,703,422

Other Assets/(Liabilities) — (0.9)%		(7,594,063)

NET ASSETS — 100.0%		$838,109,359

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2021, was $9,537,390 or 1.14% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $2,466,445 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Represents investment of security lending cash collateral. (Note 2).
(c)

Maturity value of $524,331. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 7/31/28, and an aggregate market value, including accrued interest, of $534,882.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments
December 31, 2021

	Principal Amount	Value
BONDS & NOTES — 94.2%
BANK LOANS — 4.6%
Advertising — 0.0%
Terrier Media Buyer, Inc., 2021 Term Loan, 1 mo. USD LIBOR + 3.500%
3.604% VRN 12/17/26	$58,806	$58,497
Aerospace & Defense — 0.1%
TransDigm, Inc., 2020 Term Loan F, 1 mo. USD LIBOR + 2.250%
2.354% VRN 12/09/25	168,303	165,843
Airlines — 0.1%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, 3 mo. USD LIBOR + 4.750%
5.500% VRN 4/20/28	120,000	124,135
Air Canada, 2021 Term Loan B, 3 mo. USD LIBOR + 3.500%
4.250% VRN 8/11/28	75,000	74,692
American Airlines, Inc., 2017 Incremental Term Loan, 3 mo. USD LIBOR + 2.000%
2.110% VRN 12/15/23	73,310	71,643
Kestrel Bidco, Inc., Term Loan B, 6 mo. USD LIBOR + 3.000%
4.000% VRN 12/11/26	68,713	66,520
United Airlines, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
4.500% VRN 4/21/28	84,363	84,477
		421,467
Auto Parts & Equipment — 0.0%
Clarios Global LP, 2021 USD Term Loan B, 1 mo. USD LIBOR + 3.250%
3.354% VRN 4/30/26	129,445	128,572
Building Materials — 0.0%
CP Atlas Buyer, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
4.250% VRN 11/23/27	119,108	118,453
Chemicals — 0.2%
Diamond (BC) B.V., 2021 Term Loan B, 3 mo. USD LIBOR + 3.000%
3.500% VRN 9/29/28	175,000	174,179
Illuminate Buyer, LLC, 2021 Term Loan, 1 mo. USD LIBOR + 3.500%
3.604% VRN 6/30/27	80,104	79,548

	Principal Amount	Value
Kraton Polymers LLC, 2021 USD Term Loan,
0.000% 11/18/28 (a)	$75,000	$74,860
Olympus Water US Holding Corp., 2021 USD Term Loan B, 3 mo. USD LIBOR + 3.750%
4.250% VRN 11/09/28	100,000	99,583
W.R. Grace & Co., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
4.250% VRN 9/22/28	145,000	145,109
		573,279
Commercial Services — 0.3%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, 3 mo. USD LIBOR + 3.750%
4.250% VRN 5/12/28	292,642	291,363
CHG Healthcare Services, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 3.500%
4.000% VRN 9/29/28	134,663	134,528
CoreLogic, Inc., Term Loan, 1 mo. USD LIBOR + 3.500%
4.000% VRN 6/02/28	64,838	64,708
EAB Global, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 3.500%
4.000% VRN 8/16/28	160,000	158,966
Mister Car Wash Holdings, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 3.000%
3.102% VRN 5/14/26	47,892	47,592
Spin Holdco, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 4.000%
4.750% VRN 3/04/28	84,575	84,775
Team Health Holdings, Inc., 1st Lien Term Loan, 1 mo. USD LIBOR + 2.750%
3.750% VRN 2/06/24	24,486	23,341
Trans Union, LLC, 2021 Term Loan B6,
0.000%12/01/28 (a) (b)	100,000	99,675
Verscend Holding Corp., 2021 Term Loan B, 1 mo. USD LIBOR + 4.000%
4.104% VRN 8/27/25	69,650	69,563
		974,511
Computers — 0.1%
Peraton Corp., Term Loan B, 1 mo. USD LIBOR + 3.750%
4.500% VRN 2/01/28	119,100	119,057
Redstone Holdco LP, 2021 Term Loan, 3 mo. USD LIBOR + 4.750%
5.500% VRN 4/27/28	65,000	61,933

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Surf Holdings LLC, USD Term Loan, 3 mo. USD LIBOR + 3.500%
3.690% VRN 3/05/27	$128,376	$127,234
		308,224
Diversified Financial Services — 0.2%
AllSpring Buyer LLC, Term Loan B, 2 mo. USD LIBOR + 3.250%
3.750% VRN 11/01/28	93,145	93,339
Astra Acquisition Corp., 2021 1st Lien Term Loan, 1 mo. USD LIBOR + 5.250%
5.750% VRN 10/25/28	250,000	244,792
Blackhawk Network Holdings, Inc., 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.000%
3.104% VRN 6/15/25	113,955	113,101
Castlelake Aviation Ltd., Term Loan B, 3 mo. USD LIBOR + 2.750%
3.250% VRN 10/22/26	144,638	143,869
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 1 mo. USD LIBOR + 3.750%
4.750% VRN 4/09/27	118,224	118,280
		713,381
Electric — 0.0%
Pacific Gas & Electric Co., 2020 Term Loan, 3 mo. USD LIBOR + 3.000%
3.500% VRN 6/23/25	73,875	72,988
Electronics — 0.0%
Compass Power Generation LLC, 2018 Term Loan B, 1 mo. USD LIBOR + 3.500%
4.500% VRN 12/20/24	49,647	49,399
Mirion Technologies, Inc., 2021 Term Loan, 2 mo. USD LIBOR + 2.750%
3.250% VRN 10/20/28	95,000	94,678
		144,077
Entertainment — 0.1%
UFC Holdings LLC, 2021 Term Loan B, 6 mo. USD LIBOR + 2.750%
3.500% VRN 4/29/26	285,451	283,869
Environmental Controls — 0.0%
Filtration Group Corp., 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.000%
3.104% VRN 3/29/25	109,424	108,364

	Principal Amount	Value
Food — 0.1%
CHG PPC Parent LLC, 2021 Term Loan, 3 mo. USD LIBOR + 3.000%
3.500% VRN 12/08/28	$120,000	$119,400
H Food Holdings LLC, 2018 Term Loan B, 1 mo. USD LIBOR + 3.687%
3.792% VRN 5/23/25	48,923	48,547
United Natural Foods, Inc., Term Loan B, 1 mo. USD LIBOR + 3.250%
3.354% VRN 10/22/25	14,213	14,201
		182,148
Health Care – Products — 0.1%
Medline Borrower LP, USD Term Loan B, 1 mo. USD LIBOR + 3.250%
3.750% VRN 10/23/28	245,000	244,892
Health Care – Services — 0.3%
ADMI Corp., 2021 Incremental Term Loan B3, 1 mo. USD LIBOR + 3.500%
4.000% VRN 12/23/27	64,838	64,665
Aveanna Healthcare, LLC
2021 Delayed Draw Term Loan,
0.000% 7/17/28 (a) (b)	33,019	32,819
2021 Term Loan B,
0.000% 7/17/28 (a)	141,981	141,119
Envision Healthcare Corp., 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.750%
3.854% VRN 10/10/25	46,187	37,029
ICON Luxembourg S.A.R.L.
LUX Term Loan, 3 mo. USD LIBOR + 2.250%
2.750% VRN 7/03/28	68,967	68,938
US Term Loan, 3 mo. USD LIBOR + 2.250%
2.750% VRN 7/03/28	17,183	17,176
Radiology Partners, Inc., 2018 1st Lien Term Loan B, 1 mo. USD LIBOR + 4.250%, 3 mo. USD LIBOR + 4.250%
4.360% - 4.360% VRN 7/09/25	145,000	142,705
Radnet Management, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 3.000%
3.750% VRN 4/21/28	288,862	288,590

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 1 mo. USD LIBOR + 3.750%
3.852% VRN 11/16/25	$95,193	$95,015
		888,056
Household Products & Wares — 0.0%
Kronos Acquisition Holdings, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
4.250% VRN 12/22/26	118,800	115,051
Housewares — 0.1%
Springs Windows Fashions, LLC, 2021 Term Loan B, 3 mo. USD LIBOR + 4.000%
4.750% VRN 10/06/28	290,000	287,100
Insurance — 0.4%
Acrisure LLC
2020 Term Loan B, 3 mo. USD LIBOR + 3.500%
3.724% VRN 2/15/27	122,188	120,660
2021 First Lien Term Loan B, 3 mo. USD LIBOR + 4.250%
4.750% VRN 2/15/27	125,000	124,791
AssuredPartners, Inc., 2020 Term Loan B, 1 mo. USD LIBOR + 3.500%
3.604% VRN 2/12/27	239,405	237,277
Asurion LLC
2020 Term Loan B8, 1 mo. USD LIBOR + 3.250%
3.354% VRN 12/23/26	153,450	152,299
2021 Term Loan B9, 1 mo. USD LIBOR + 3.250%
3.354% VRN 7/31/27	74,624	74,102
OneDigital Borrower LLC, 2021 Term Loan, SOFR + 4.250%
4.750% 11/16/27	330,000	328,865
Sedgwick Claims Management Services, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 3.750%
3.854% VRN 9/03/26	34,125	34,068
		1,072,062
Internet — 0.2%
Endure Digital, Inc., Term Loan, 3 mo. USD LIBOR + 3.500%
4.250% VRN 2/10/28	139,300	137,995
Getty Images, Inc., 2019 USD Term Loan B, 1 mo. USD LIBOR + 4.500%
4.625% VRN 2/19/26	34,007	34,015

	Principal Amount	Value
ION Trading Finance Ltd., 2021 USD Term Loan, 3 mo. USD LIBOR + 4.750%
4.974% VRN 4/03/28	$228,850	$229,168
Proofpoint, Inc., 1st Lien Term Loan, 3 mo. USD LIBOR + 3.250%
3.750% VRN 8/31/28	130,000	129,360
		530,538
Leisure Time — 0.1%
Carnival Corp., 2021 Incremental Term Loan B, 6 mo. USD LIBOR + 3.250%
4.000% VRN 10/18/28	220,000	217,800
ClubCorp Holdings, Inc., 2017 Term Loan B, 3 mo. USD LIBOR + 2.750%
2.970% VRN 9/18/24	19,336	18,582
		236,382
Lodging — 0.0%
Caesars Resort Collection LLC, 2020 Term Loan B1, 1 mo. USD LIBOR + 3.500%
3.604% VRN 7/21/25	59,250	59,235
Machinery – Diversified — 0.1%
Titan Acquisition Ltd., 2018 Term Loan B, 1 mo. USD LIBOR + 3.000%
3.354% VRN 3/28/25	39,186	38,489
Vertical US Newco, Inc., Term Loan B, 6 mo. USD LIBOR + 3.500%
4.000% VRN 7/30/27	197,512	197,485
		235,974
Media — 0.2%
Cengage Learning, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.750%
5.750% VRN 6/29/26	170,000	170,301
DIRECTV Financing LLC, Term Loan, 3 mo. USD LIBOR + 5.000%
5.750% VRN 8/02/27	71,480	71,500
The E.W. Scripps Co., 2019 Term Loan B2, 1 mo. USD LIBOR + 2.562%
3.313% VRN 5/01/26	115,099	114,757
Radiate Holdco LLC, 2021 Term Loan B, 1 mo. USD LIBOR + 3.250%
4.000% VRN 9/25/26	145,000	144,411
		500,969

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Packaging & Containers — 0.1%
Flex Acquisition Co., Inc., 2018 Incremental Term Loan, 3 mo. USD LIBOR + 3.000%
3.214% VRN 6/29/25	$24,595	$24,349
Graham Packaging Co., Inc., 2021 Term Loan, 1 mo. USD LIBOR + 3.000%
3.750% VRN 8/04/27	77,785	77,501
Pretium PKG Holdings, Inc., 2021 1st Lien Term Loan, 6 mo. USD LIBOR + 4.000%
4.500% VRN 10/02/28	110,000	109,684
TricorBraun Holdings, Inc. ., 2021 Term Loan, 1 mo. USD LIBOR + 3.250%
3.750% VRN 3/03/28	69,671	69,110
		280,644
Pharmaceuticals — 0.2%
Gainwell Acquisition Corp., Term Loan B, 3 mo. USD LIBOR + 4.000%
4.750% VRN 10/01/27	237,496	237,853
Jazz Financing Lux S.a.r.l., USD Term Loan, 1 mo. USD LIBOR + 3.500%
4.000% VRN 5/05/28	223,875	224,589
Organon & Co, USD Term Loan, 3 mo. USD LIBOR + 3.000%
3.500% VRN 6/02/28	216,938	216,983
		679,425
Pipelines — 0.1%
CQP Holdco LP, 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
4.250% VRN 6/05/28	218,054	217,417
Traverse Midstream Partners LLC, 2017 Term Loan, 3 mo. USD LIBOR + 4.250%
5.250% VRN 9/27/24	53,816	53,514
		270,931
Retail — 0.2%
Great Outdoors Group LLC, 2021 Term Loan B1, 3 mo. USD LIBOR + 3.750%
4.500% VRN 3/06/28	173,253	173,289
Petco Health & Wellness Co., Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.250%
4.000% VRN 3/03/28	124,063	123,791

	Principal Amount	Value
PetSmart, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
4.500% VRN 2/11/28	$69,825	$69,869
SRS Distribution, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
4.250% VRN 6/02/28	99,750	99,432
Whatabrands LLC, 2021 Term Loan B, 1 mo. USD LIBOR + 3.250%
3.750% VRN 8/03/28	115,000	114,477
		580,858
Software — 1.0%
Ascend Learning LLC, 2021 Term Loan,
0.000% 12/11/28 (a)	275,000	274,370
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, 1 mo. USD LIBOR + 3.000%
4.000% VRN 10/30/26	118,800	118,615
Castle US Holding Corp., USD Term Loan B, 3 mo. USD LIBOR + 3.750%
3.974% VRN 1/29/27	157,667	156,046
Cornerstone OnDemand, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 3.750%
4.250% VRN 10/16/28	130,000	129,489
Cvent, Inc., 1st Lien Term Loan, 1 mo. USD LIBOR + 3.750%
3.854% VRN 11/29/24	34,082	34,007
DCert Buyer, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 4.000%
4.104% VRN 10/16/26	74,244	74,051
Finastra USA, Inc.
USD 1st Lien Term Loan, 3 mo. USD LIBOR + 3.500%
4.500% VRN 6/13/24	63,150	62,824
USD 2nd Lien Term Loan, 3 mo. USD LIBOR + 7.250%
8.250% VRN 6/13/25	20,000	19,943
Greeneden U.S. Holdings II LLC, 2020 USD Term Loan B4, 1 mo. USD LIBOR + 4.000%
4.750% VRN 12/01/27	246,536	247,255
Hyland Software, Inc., 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.500%
4.250% VRN 7/01/24	220,436	221,097
Mitchell International, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
4.250% VRN 10/15/28	390,000	387,360

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Polaris Newco LLC, USD Term Loan B, 3 mo. USD LIBOR + 4.000%
4.500% VRN 6/02/28	$309,225	$308,934
Project Alpha Intermediate Holding, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 4.000%
4.104% VRN 4/26/24	186,375	186,492
Sophia, L.P., 2021 Term Loan B, 3 mo. USD LIBOR + 3.500%
4.250% VRN 10/07/27	148,503	148,391
Tibco Software, Inc., 2020 Term Loan B3, 1 mo. USD LIBOR + 3.750%
3.852% VRN 6/30/26	128,013	126,939
The Ultimate Software Group, Inc. (The)
Term Loan B, 1 mo. USD LIBOR + 3.750%
3.854% VRN 5/04/26	122,479	122,020
2021 Term Loan, 3 mo. USD LIBOR + 3.250%
4.000% VRN 5/04/26	183,952	182,859
Zelis Healthcare Corporation
2021 Delayed Draw Term Loan,
0.000% 9/30/26 (b)	70,667	70,270
2021 Term Loan B, 1 mo. USD LIBOR + 3.500%
3.600% VRN 9/30/26	194,333	193,241
		3,064,203
Telecommunications — 0.2%
Altice France S.A., 2018 Term Loan B13, 2 mo. USD LIBOR + 4.000%
4.118% VRN 8/14/26	152,528	151,613
Avaya, Inc.
2021 Term Loan B2, 3 mo. USD LIBOR + 4.000%
4.110% VRN 12/15/27	140,000	139,790
2020 Term Loan B, 3 mo. USD LIBOR + 4.250%
4.360% VRN 12/15/27	38,781	38,854
Gogo Intermediate Holdings LLC, Term Loan B, 3 mo. USD LIBOR + 3.750%
4.500% VRN 4/30/28	59,850	59,797
Intelsat Jackson Holdings S.A.
2021 DIP Term Loan, 3 mo. USD LIBOR + 4.750%
5.750% VRN 10/13/22 (b)	31,902	31,852

	Principal Amount	Value
2017 Term Loan B3, PRIME + 4.750%
8.000% 11/27/23	$155,000	$154,547
Zayo Group Holdings, Inc., USD Term Loan, 1 mo. USD LIBOR + 3.000%
3.104% VRN 3/09/27	59,882	59,033
		635,486
Transportation — 0.1%
First Student Bidco, Inc.
Term Loan B, 3 mo. USD LIBOR + 3.000%
3.500% VRN 7/21/28	113,211	112,692
Term Loan C, 3 mo. USD LIBOR + 3.000%
4.000% VRN 7/21/28	41,789	41,598
		154,290

TOTAL BANK LOANS (Cost $14,076,977)		14,089,769

CORPORATE DEBT — 25.1%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.
5.400% 10/01/48	115,000	156,610
Aerospace & Defense — 0.3%
The Boeing Co.
2.950% 2/01/30	205,000	209,065
3.750% 2/01/50	95,000	99,089
Northrop Grumman Corp.
5.150% 5/01/40	250,000	325,145
Raytheon Technologies Corp.
3.030% 3/15/52	80,000	80,707
TransDigm, Inc.
5.500% 11/15/27	100,000	103,000
6.250% 3/15/26 (c)	150,000	155,906
		972,912
Agriculture — 0.2%
BAT Capital Corp.
3.462% 9/06/29	405,000	420,057
Bunge Ltd. Finance Corp.
2.750% 5/14/31	205,000	208,281
		628,338
Airlines — 0.1%
American Airlines, Inc. /AAdvantage Loyalty IP Ltd.
5.750% 4/20/29 (c)	125,000	133,449
Southwest Airlines Co.
4.750% 5/04/23	200,000	209,465

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
United Airlines, Inc.
4.625% 4/15/29 (c)	$65,000	$67,031
		409,945
Auto Manufacturers — 0.5%
Ford Motor Co.
3.250% 2/12/32	110,000	112,640
Ford Motor Credit Co. LLC 3 mo. USD LIBOR + 1.235%
1.391% FRN 2/15/23	410,000	409,192
General Motors Financial Co., Inc.
2.400% 10/15/28	220,000	219,582
Hyundai Capital America
1.800% 10/15/25 (c)	5,000	4,975
2.650% 2/10/25 (c)	410,000	420,328
Volkswagen Group of America Finance LLC
4.250% 11/13/23 (c)	220,000	232,349
		1,399,066
Auto Parts & Equipment — 0.2%
American Axle & Manufacturing, Inc.
5.000% 10/01/29 (d)	105,000	102,995
Aptiv PLC
3.100% 12/01/51	180,000	172,129
Clarios Global LP/Clarios US Finance Co.
6.250% 5/15/26 (c)	103,000	107,764
Dealer Tire LLC / DT Issuer LLC
8.000% 2/01/28 (c)	15,000	15,614
The Goodyear Tire & Rubber Co.
5.250% 7/15/31 (c) (d)	105,000	113,999
		512,501
Banks — 3.8%
Australia & New Zealand Banking Group Ltd. 5 year CMT + 1.700%
2.570% VRN 11/25/35 (c)	405,000	388,214
Banco Davivienda SA 10 year CMT + 5.097%
6.650% VRN (c) (e)	200,000	203,000
Banco de Credito del Peru 5 year CMT + 3.000%
3.125% VRN 7/01/30 (c) (d)	200,000	197,502
Banco do Brasil SA 10 year CMT + 6.362%
9.000% VRN (c) (e)	200,000	213,202
Banco do Estado do Rio Grande do Sul SA 5 year CMT + 4.928%
5.375% VRN 1/28/31 (c) (d)	200,000	194,424

	Principal Amount	Value
Banco Internacional del Peru SAA Interbank 1 year CMT + 3.711%
4.000% VRN 7/08/30 (c)	$150,000	$148,875
Banco Macro SA 5 year USD Swap + 5.463%
6.750% VRN 11/04/26 (c)	200,000	166,752
Banco Mercantil del Norte SA
7.625% VRN (c) (d)	200,000	214,699
Bangkok Bank PCL
5.000% VRN (c) (d)	200,000	207,250
Bank of America Corp.
5 year CMT + 1.200% 2.482% VRN 9/21/36	380,000	368,528
SOFR + 1.210% 2.572% VRN 10/20/32	145,000	145,870
Bank of Montreal 5 year USD Swap + 1.432%
3.803% VRN 12/15/32	275,000	295,171
Barclays PLC 3 mo. USD LIBOR + 1.380%
1.535% FRN 5/16/24	425,000	430,097
BNP Paribas SA SOFR + 1.507%
3.052% VRN 1/13/31 (c)	390,000	401,582
BPCE SA
1.000% 1/20/26 (c)	250,000	241,946
Citigroup, Inc. 3 mo. USD LIBOR + 1.100%
1.258% FRN 5/17/24	450,000	454,496
Commonwealth Bank of Australia
4.316% 1/10/48 (c)	305,000	356,933
Credit Suisse Group AG SOFR + .980%
1.305% VRN 2/02/27 (c)	500,000	483,081
Deutsche Bank AG SOFR + 1.219%
2.311% VRN 11/16/27	215,000	214,971
Gilex Holding Sarl
8.500% 5/02/23 (c)	150,000	152,319
8.500% 5/02/23 (c)	150,000	152,319
The Goldman Sachs Group, Inc.
SOFR + .820% 0.870% FRN 9/10/27	145,000	145,160
3 mo. USD LIBOR + 1.170% 1.326% FRN 5/15/26	460,000	468,370
HSBC Holdings PLC 3 mo. USD LIBOR + 1.380%
1.581% FRN 9/12/26	510,000	523,501
Itau Unibanco Holding SA 5 year CMT + 3.981%
6.125% VRN (c) (d) (e)	200,000	201,252

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Itau Unibanco Holding SA/Cayman Island 5 year CMT + 3.446%
3.875% VRN 4/15/31 (c)	$200,000	$191,590
JP Morgan Chase & Co.
SOFR + 1.015% 2.069% VRN 6/01/29	165,000	163,794
SOFR + 2.040% 2.522% VRN 4/22/31	235,000	237,766
The Korea Development Bank
1.625% 1/19/31	200,000	195,918
Lloyds Banking Group PLC 3 mo. USD LIBOR + 1.205%
3.574% VRN 11/07/28	400,000	427,501
Macquarie Group Ltd.
SOFR + .910% 1.629% VRN 9/23/27 (c) (d)	85,000	83,336
SOFR + 1.532% 2.871% VRN 1/14/33 (c)	470,000	469,137
Mitsubishi UFJ Financial Group, Inc.
1.412% 7/17/25	435,000	432,737
Morgan Stanley SOFR + 1.360%
2.484% VRN 9/16/36	380,000	365,884
National Australia Bank Ltd.
2.990% 5/21/31 (c)	250,000	251,007
NatWest Markets PLC
0.800% 8/12/24 (c)	200,000	196,735
NongHyup Bank
1.250% 7/20/25 (c)	200,000	197,834
Oversea-Chinese Banking Corp. Ltd. 5 year CMT + 1.580%
1.832% VRN 9/10/30 (c)	500,000	495,660
United Overseas Bank Ltd.
5 year CMT + 1.520% 1.750% VRN 3/16/31 (c)	200,000	196,820
5 year USD Swap + 1.794% 3.875% VRN (c) (e)	300,000	307,500
Wells Fargo & Co.
SOFR + 1.432% 2.879% VRN 10/30/30	170,000	176,900
3 mo. USD LIBOR + 1.170% 3.196% VRN 6/17/27	195,000	205,682
Westpac Banking Corp. 5 year CMT + 1.530%
3.020% VRN 11/18/36	220,000	217,739
		11,783,054
Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.600% 4/15/48	355,000	435,088
Constellation Brands, Inc.
2.875% 5/01/30	25,000	25,682

	Principal Amount	Value
3.150% 8/01/29	$175,000	$184,740
Keurig Dr Pepper, Inc.
3.800% 5/01/50	190,000	210,531
Primo Water Holdings, Inc.
4.375% 4/30/29 (c)	70,000	69,300
Triton Water Holdings, Inc.
6.250% 4/01/29 (c)	145,000	139,069
		1,064,410
Biotechnology — 0.1%
Illumina, Inc.
0.550% 3/23/23	145,000	144,268
Royalty Pharma PLC
3.300% 9/02/40 (d)	200,000	202,130
		346,398
Building Materials — 0.2%
Carrier Global Corp.
3.377% 4/05/40	235,000	246,185
Griffon Corp.
5.750% 3/01/28	170,000	176,484
Owens Corning
4.400% 1/30/48	160,000	187,988
		610,657
Chemicals — 0.4%
CVR Partners LP / CVR Nitrogen Finance Corp.
6.125% 6/15/28 (c)	65,000	68,575
EverArc Escrow Sarl
5.000% 10/30/29 (c)	140,000	140,104
LG Chem Ltd.
2.375% 7/07/31 (c)	200,000	196,899
MEGlobal Canada ULC
5.000% 5/18/25 (c)	200,000	218,093
Nutrien Ltd.
4.200% 4/01/29	330,000	372,568
The Sherwin-Williams Co.
2.900% 3/15/52	85,000	83,344
Unifrax Escrow Issuer Corp.
5.250% 9/30/28 (c)	105,000	106,129
WR Grace Holdings LLC
5.625% 8/15/29 (c)	135,000	138,206
		1,323,918
Coal — 0.0%
Peabody Energy Corp.
8.500% 12/31/24 (c)	45,471	43,084
SunCoke Energy, Inc.
4.875% 6/30/29 (c)	90,000	89,550
		132,634

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Services — 0.4%
Adani International Container Terminal Pvt Ltd.
3.000% 2/16/31 (c)	$196,000	$188,982
Adani Ports & Special Economic Zone Ltd.
4.000% 7/30/27 (c)	200,000	206,184
Allied Universal Holdco LLC / Allied Universal Finance Corp.
6.625% 7/15/26 (c)	70,000	73,381
9.750% 7/15/27 (c)	130,000	138,895
Garda World Security Corp.
6.000% 6/01/29 (c)	115,000	109,825
NESCO Holdings II, Inc.
5.500% 4/15/29 (c)	20,000	20,650
PSA Treasury Pte Ltd.
2.125% 9/05/29 (c)	400,000	403,945
Triton Container International Ltd.
1.150% 6/07/24 (c)	90,000	88,734
WASH Multifamily Acquisition, Inc.
5.750% 4/15/26 (c)	85,000	89,331
		1,319,927
Computers — 0.1%
Fortinet, Inc.
1.000% 3/15/26	215,000	208,369
NetApp, Inc.
1.875% 6/22/25	185,000	186,450
		394,819
Cosmetics & Personal Care — 0.0%
Coty, Inc.
5.000% 4/15/26 (c)	65,000	66,952
Diversified Financial Services — 1.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.400% 10/29/33	420,000	428,170
Air Lease Corp.
1.875% 8/15/26	140,000	137,762
Aircastle Ltd.
2.850% 1/26/28 (c)	215,000	216,411
Aviation Capital Group LLC
1.950% 9/20/26 (c)	350,000	340,164
Avolon Holdings Funding Ltd.
3.250% 2/15/27 (c)	265,000	267,002
BOC Aviation Ltd. 3 mo. USD LIBOR + 1.125%
1.345% FRN 9/26/23 (c)	340,000	340,779
CI Financial Corp.
4.100% 6/15/51 (d)	115,000	125,080

	Principal Amount	Value
Discover Financial Services
4.100% 2/09/27	$465,000	$504,300
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (c)	112,750	108,804
Interoceanica IV Finance Ltd.
0.000% 11/30/25 (c)	449,288	415,947
Nationstar Mortgage Holdings, Inc.
5.750% 11/15/31 (c)	185,000	184,075
Navient Corp.
5.000% 3/15/27	60,000	61,153
NFP Corp.
6.875% 8/15/28 (c)	70,000	70,175
OneMain Finance Corp.
6.625% 1/15/28	120,000	134,400
PennyMac Financial Services, Inc.
4.250% 2/15/29 (c)	145,000	139,403
SPARC EM SPC Panama Metro Line 2 SP
0.000% 12/05/22 (c)	37,207	36,742
Synchrony Financial
3.950% 12/01/27	320,000	343,852
Unifin Financiera SAB de CV 5 year CMT + 6.308%
8.875% VRN (c) (e)	300,000	177,378
The Western Union Co.
2.750% 3/15/31	425,000	418,709
		4,450,306
Electric — 3.0%
AES Andes SA 5 year USD Swap + 4.644%
7.125% VRN 3/26/79 (c)	200,000	207,002
AES Argentina Generacion SA
7.750% 2/02/24 (c)	150,000	126,752
American Electric Power Co., Inc.
2.950% 12/15/22	313,000	317,977
Calpine Corp.
4.625% 2/01/29 (c)	40,000	39,450
5.125% 3/15/28 (c)	100,000	101,516
Duke Energy Corp.
3.950% 8/15/47	240,000	265,855
Empresa Electrica Angamos SA
4.875% 5/25/29 (c)	130,400	123,880
Empresas Publicas de Medellin ESP
4.375% 2/15/31 (c)	400,000	376,004
Entergy Corp.
2.800% 6/15/30	110,000	112,059
Eversource Energy
1.650% 8/15/30	225,000	210,597

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Fenix Power Peru SA
4.317% 9/20/27 (c)	$247,941	$253,522
Georgia Power Co.
2.200% 9/15/24	220,000	225,131
3.250% 3/15/51	355,000	357,409
Guacolda Energia SA
4.560% 4/30/25 (c)	400,000	134,000
Inkia Energy Ltd.
5.875% 11/09/27 (c)	200,000	208,000
Korea East-West Power Co. Ltd.
1.750% 5/06/25 (c)	200,000	201,504
LLPL Capital Pte Ltd.
6.875% 2/04/39 (c)	269,010	306,133
Minejesa Capital BV
4.625% 8/10/30 (c)	400,000	410,304
Monongahela Power Co.
5.400% 12/15/43 (c)	145,000	187,648
NextEra Energy Capital Holdings, Inc.
2.250% 6/01/30	750,000	746,210
3.550% 5/01/27	165,000	178,816
NRG Energy, Inc.
2.000% 12/02/25 (c)	115,000	115,782
3.625% 2/15/31 (c)	145,000	141,375
Pacific Gas and Electric Co.
1.367% 3/10/23	305,000	303,118
2.500% 2/01/31	230,000	219,207
Pampa Energia SA
9.125% 4/15/29 (c)	150,000	130,335
Pike Corp.
5.500% 9/01/28 (c)	210,000	210,479
Sierra Pacific Power Co.
2.600% 5/01/26	1,000,000	1,040,287
The Southern Co.
3.700% 4/30/30	500,000	544,302
5 year CMT + 2.915% 3.750% VRN 9/15/51	135,000	135,000
Southwestern Electric Power Co.
3.250% 11/01/51	110,000	109,508
Transelec SA
3.875% 1/12/29 (c)	250,000	266,877
Xcel Energy, Inc.
3.300% 6/01/25	1,000,000	1,050,259
		9,356,298
Electrical Components & Equipment — 0.0%
Energizer Holdings, Inc.
4.750% 6/15/28 (c)	110,000	112,338

	Principal Amount	Value
Electronics — 0.1%
Arrow Electronics, Inc.
3.875% 1/12/28	$195,000	$211,300
Vontier Corp.
2.400% 4/01/28 (c)	115,000	111,102
		322,402
Energy – Alternate Sources — 0.2%
Empresa Electrica Cochrane SpA
5.500% 5/14/27 (c)	316,960	317,359
UEP Penonome II SA
6.500% 10/01/38 (c)	192,383	201,283
		518,642
Engineering & Construction — 0.2%
Sydney Airport Finance Co. Pty Ltd.
3.375% 4/30/25 (c)	300,000	314,298
3.625% 4/28/26 (c)	300,000	318,042
		632,340
Entertainment — 0.3%
Boyne USA, Inc.
4.750% 5/15/29 (c)	195,000	200,850
Caesars Entertainment, Inc.
4.625% 10/15/29 (c)	70,000	70,000
Cedar Fair LP
5.250% 7/15/29 (d)	75,000	76,875
Lions Gate Capital Holdings LLC
5.500% 4/15/29 (c)	80,000	81,400
Live Nation Entertainment, Inc.
6.500% 5/15/27 (c)	90,000	98,438
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.
4.875% 5/01/29 (c)	65,000	65,325
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.625% 9/01/29 (c)	105,000	104,180
5.875% 9/01/31 (c)	105,000	105,364
Scientific Games International, Inc.
7.250% 11/15/29 (c)	75,000	83,625
		886,057
Environmental Controls — 0.1%
Madison IAQ LLC
4.125% 6/30/28 (c)	85,000	85,212
5.875% 6/30/29 (c)	70,000	70,000
		155,212
Food — 0.5%
Flowers Foods, Inc.
2.400% 3/15/31 (d)	100,000	98,598

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kraft Heinz Foods Co.
5.000% 7/15/35	$29,000	$35,495
5.200% 7/15/45	115,000	146,412
Performance Food Group, Inc.
4.250% 8/01/29 (c)	65,000	64,484
5.500% 10/15/27 (c)	115,000	120,031
Post Holdings, Inc.
4.625% 4/15/30 (c)	110,000	112,035
Smithfield Foods, Inc.
4.250% 2/01/27 (c)	350,000	376,120
Sysco Corp.
3.300% 2/15/50	330,000	335,414
United Natural Foods, Inc.
6.750% 10/15/28 (c)	75,000	80,310
US Foods, Inc.
4.625% 6/01/30 (c) (d)	140,000	141,400
		1,510,299
Forest Products & Paper — 0.1%
Glatfelter Corp.
4.750% 11/15/29 (c)	140,000	144,375
Gas — 0.2%
The Brooklyn Union Gas Co.
4.487% 3/04/49 (c)	305,000	359,545
The East Ohio Gas Co.
3.000% 6/15/50 (c)	120,000	118,750
		478,295
Health Care – Products — 0.2%
Mozart Debt Merger Sub, Inc.
5.250% 10/01/29 (c)	100,000	101,364
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA
7.250% 2/01/28 (c)	84,000	90,300
Thermo Fisher Scientific, Inc.
1.215% 10/18/24	415,000	414,610
		606,274
Health Care – Services — 0.6%
Anthem, Inc.
2.375% 1/15/25	190,000	195,976
Centene Corp.
2.500% 3/01/31	380,000	369,936
3.000% 10/15/30	60,000	60,991
CHS/Community Health Systems, Inc.
6.000% 1/15/29 (c)	95,000	101,294
6.875% 4/15/29 (c)	100,000	101,875
HCA, Inc.
4.125% 6/15/29	175,000	192,732
Health Care Service Corp.
3.200% 6/01/50 (c)	130,000	132,771

	Principal Amount	Value
Legacy LifePoint Health LLC
4.375% 2/15/27 (c)	$90,000	$90,675
ModivCare Escrow Issuer, Inc.
5.000% 10/01/29 (c)	35,000	35,744
Radiology Partners, Inc.
9.250% 2/01/28 (c)	95,000	99,761
RP Escrow Issuer LLC
5.250% 12/15/25 (c)	135,000	136,181
Select Medical Corp.
6.250% 8/15/26 (c)	150,000	158,829
Tenet Healthcare Corp.
6.125% 10/01/28 (c)	130,000	137,307
		1,814,072
Home Builders — 0.0%
Mattamy Group Corp.
4.625% 3/01/30 (c)	120,000	122,214
Household Products & Wares — 0.1%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
5.000% 12/31/26 (c)	100,000	98,783
7.000% 12/31/27 (c)	65,000	61,262
		160,045
Housewares — 0.0%
SWF Escrow Issuer Corp.
6.500% 10/01/29 (c)	110,000	105,733
Insurance — 0.6%
Acrisure LLC / Acrisure Finance, Inc.
4.250% 2/15/29 (c)	55,000	53,488
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer
6.750% 10/15/27 (c)	80,000	83,000
AmWINS Group, Inc.
4.875% 6/30/29 (c)	105,000	106,050
Athene Global Funding SOFR + .560%
0.610% FRN 8/19/24 (c)	410,000	409,887
Berkshire Hathaway Finance Corp.
2.850% 10/15/50	140,000	138,494
Brighthouse Financial Global Funding
1.000% 4/12/24 (c)	85,000	84,287
2.000% 6/28/28 (c)	120,000	118,104
First American Financial Corp.
2.400% 8/15/31	100,000	97,587
GTCR AP Finance, Inc.
8.000% 5/15/27 (c)	95,000	98,562
Prudential Financial, Inc.
3.905% 12/07/47	150,000	173,923

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Willis North America, Inc.
4.500% 9/15/28	$335,000	$374,733
		1,738,115
Internet — 0.1%
Expedia Group, Inc.
2.950% 3/15/31	85,000	84,973
3.800% 2/15/28	175,000	187,237
5.000% 2/15/26	90,000	100,143
Uber Technologies, Inc.
4.500% 8/15/29 (c)	65,000	66,192
		438,545
Investment Companies — 0.2%
Ares Capital Corp.
2.150% 7/15/26	210,000	207,252
Temasek Financial I Ltd. Co.
1.000% 10/06/30 (c)	350,000	325,423
		532,675
Iron & Steel — 0.1%
CAP SA
3.900% 4/27/31 (c)	200,000	187,750
POSCO
2.750% 7/15/24 (c)	200,000	206,164
		393,914
Leisure Time — 0.1%
Carnival Corp.
5.750% 3/01/27 (c)	290,000	290,000
Viking Cruises Ltd.
5.875% 9/15/27 (c)	160,000	152,352
		442,352
Lodging — 0.2%
Marriott International, Inc.
2.750% 10/15/33	195,000	189,418
3.125% 6/15/26	200,000	207,812
MGM Resorts International
6.750% 5/01/25	135,000	141,075
		538,305
Machinery – Construction & Mining — 0.1%
The Weir Group PLC
2.200% 5/13/26 (c)	245,000	241,711
Machinery – Diversified — 0.1%
Flowserve Corp.
2.800% 1/15/32	210,000	204,576
Media — 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% 1/15/34 (c)	65,000	63,949
4.750% 3/01/30 (c)	105,000	109,200

	Principal Amount	Value
Cengage Learning, Inc.
9.500% 6/15/24 (c)	$85,000	$85,531
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500% 3/01/42	165,000	160,484
4.908% 7/23/25	190,000	209,096
Comcast Corp.
3.400% 4/01/30	195,000	213,030
3.950% 10/15/25	130,000	141,988
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.375% 8/15/26 (c)	50,000	25,000
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc.
5.875% 8/15/27 (c)	60,000	61,400
DISH DBS Corp.
5.125% 6/01/29	60,000	54,600
5.750% 12/01/28 (c)	70,000	70,700
GCI LLC
4.750% 10/15/28 (c)	90,000	92,363
Scripps Escrow, Inc.
5.875% 7/15/27 (c)	95,000	99,803
Univision Communications, Inc.
4.500% 5/01/29 (c)	65,000	65,650
		1,452,794
Mining — 0.4%
Anglo American Capital PLC
4.500% 3/15/28 (c)	385,000	424,629
Arconic Corp.
6.125% 2/15/28 (c)	130,000	138,346
Glencore Funding LLC
1.625% 4/27/26 (c)	200,000	196,328
3.375% 9/23/51 (c)	130,000	125,668
Vedanta Resources Co.
9.250% 4/23/26 (c)	200,000	186,000
Vedanta Resources Ltd.
6.125% 8/09/24 (c)	200,000	174,000
		1,244,971
Miscellaneous - Manufacturing — 0.1%
GE Capital International Funding Co.
4.418% 11/15/35	345,000	412,316
Oil & Gas — 1.8%
Apache Corp.
4.375% 10/15/28 (d)	60,000	65,366
BP Capital Markets America, Inc.
2.939% 6/04/51	140,000	134,916
3.001% 3/17/52	170,000	165,959

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chesapeake Energy Corp.
5.875% 2/01/29 (c)	$100,000	$106,975
CNX Resources Corp.
6.000% 1/15/29 (c)	80,000	83,200
Continental Resources, Inc.
2.268% 11/15/26 (c)	150,000	148,875
Cosan Overseas Ltd.
8.250% (c) (e)	500,000	510,625
Diamondback Energy, Inc.
2.875% 12/01/24	124,000	128,667
Ecopetrol SA
5.875% 5/28/45	50,000	47,813
5.875% 11/02/51	300,000	281,082
EQT Corp.
7.500% STEP 2/01/30	50,000	64,250
Exxon Mobil Corp.
4.227% 3/19/40	190,000	225,237
Gran Tierra Energy International Holdings Ltd.
6.250% 2/15/25 (c)	400,000	364,480
Hilcorp Energy I LP / Hilcorp Finance Co.
5.750% 2/01/29 (c)	45,000	46,382
6.250% 11/01/28 (c)	100,000	105,125
Hunt Oil Co. of Peru LLC Sucursal Del Peru
6.375% 6/01/28 (c)	191,600	193,516
Marathon Petroleum Corp.
5.125% 12/15/26	160,000	182,190
MEG Energy Corp.
5.875% 2/01/29 (c)	15,000	15,725
7.125% 2/01/27 (c)	105,000	111,817
Occidental Petroleum Corp.
6.125% 1/01/31 (d)	85,000	103,581
6.450% 9/15/36	50,000	63,750
6.625% 9/01/30	60,000	74,250
Ovintiv, Inc.
7.375% 11/01/31	55,000	71,767
Parkland Corp.
4.500% 10/01/29 (c)	90,000	90,071
Patterson-UTI Energy, Inc.
3.950% 2/01/28 (d)	200,000	201,031
Petrobras Global Finance BV
5.500% 6/10/51	340,000	315,350
Petroleos Mexicanos
6.750% 9/21/47	150,000	133,125
Petronas Capital Ltd.
3.500% 4/21/30 (c)	200,000	216,129

	Principal Amount	Value
Phillips 66
3.300% 3/15/52	$200,000	$200,555
Pioneer Natural Resources Co.
1.900% 8/15/30	135,000	127,961
PTTEP Treasury Center Co. Ltd.
2.587% 6/10/27 (c)	200,000	203,571
Qatar Energy
2.250% 7/12/31 (c)	200,000	198,114
SA Global Sukuk Ltd.
2.694% 6/17/31 (c)	200,000	201,000
Southwestern Energy Co.
4.750% 2/01/32	70,000	73,690
5.375% 2/01/29	75,000	79,313
Sunoco LP/Sunoco Finance Corp.
4.500% 5/15/29	35,000	35,543
6.000% 4/15/27	90,000	93,861
Transocean Poseidon Ltd.
6.875% 2/01/27 (c)	150,000	144,937
Transocean, Inc.
11.500% 1/30/27 (c)	36,000	35,280
		5,645,079
Oil & Gas Services — 0.2%
Halliburton Co.
2.920% 3/01/30 (d)	100,000	102,972
5.000% 11/15/45	90,000	107,848
USA Compression Partners LP/USA Compression Finance Corp.
6.875% 9/01/27	185,000	195,406
Weatherford International Ltd.
6.500% 9/15/28 (c)	70,000	74,067
		480,293
Packaging & Containers — 0.3%
Berry Global, Inc.
1.650% 1/15/27	120,000	117,227
CCL Industries, Inc.
3.050% 6/01/30 (c)	140,000	144,940
Packaging Corp. of America
3.400% 12/15/27	215,000	231,708
WRKCo, Inc.
3.750% 3/15/25	370,000	394,333
		888,208
Pharmaceuticals — 0.6%
AbbVie, Inc.
4.700% 5/14/45	335,000	416,888
Bausch Health Cos., Inc.
6.250% 2/15/29 (c)	90,000	85,522
Bristol-Myers Squibb Co.
4.350% 11/15/47	320,000	395,488

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cigna Corp.
4.900% 12/15/48	$230,000	$298,182
CVS Health Corp.
5.050% 3/25/48	155,000	203,313
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc.
6.125% 4/01/29 (c)	65,000	63,700
Option Care Health, Inc.
4.375% 10/31/29 (c)	110,000	110,275
Viatris, Inc.
1.650% 6/22/25	135,000	134,548
		1,707,916
Pipelines — 1.4%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.750% 3/01/27 (c)	54,000	55,958
Enable Midstream Partners LP
4.400% 3/15/27	120,000	129,561
5.000% STEP 5/15/44	190,000	204,687
Enbridge, Inc.
3.400% 8/01/51	170,000	172,973
Energy Transfer LP
3.900% 7/15/26	750,000	806,205
Energy Transfer LP
4.750% 1/15/26	185,000	202,260
EQM Midstream Partners LP
4.750% 1/15/31 (c)	140,000	148,050
Fermaca Enterprises S de RL de CV
6.375% 3/30/38 (c)	204,422	236,108
Galaxy Pipeline Assets Bidco Ltd.
2.625% 3/31/36 (c)	200,000	195,398
2.940% 9/30/40 (c)	300,000	298,565
GNL Quintero SA
4.634% 7/31/29 (c)	235,300	249,714
Hess Midstream Operations LP
4.250% 2/15/30 (c)	130,000	129,025
5.125% 6/15/28 (c)	110,000	114,538
Kinder Morgan Energy Partners LP
6.950% 1/15/38	270,000	374,362
NGL Energy Operating LLC / NGL Energy Finance Corp.
7.500% 2/01/26 (c)	135,000	139,225
NGPL PipeCo LLC
3.250% 7/15/31 (c)	70,000	71,183
NuStar Logistics LP
6.375% 10/01/30	90,000	99,900
Oleoducto Central SA
4.000% 7/14/27 (c)	200,000	198,900

	Principal Amount	Value
ONEOK, Inc.
3.400% 9/01/29	$90,000	$93,316
Sabine Pass Liquefaction LLC
5.000% 3/15/27	170,000	191,046
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.500% 3/01/30	100,000	109,250
Venture Global Calcasieu Pass LLC
4.125% 8/15/31 (c)	100,000	106,000
The Williams Cos., Inc.
3.500% 10/15/51	110,000	111,545
		4,437,769
Real Estate — 0.0%
Realogy Group LLC / Realogy Co-Issuer Corp.
5.750% 1/15/29 (c)	70,000	71,750
Real Estate Investment Trusts (REITS) — 1.5%
Agree LP
2.600% 6/15/33	85,000	83,480
Alexandria Real Estate Equities, Inc.
3.000% 5/18/51	130,000	128,906
American Tower Corp.
3.375% 10/15/26	472,000	501,774
3.600% 1/15/28	370,000	398,868
Boston Properties LP
3.400% 6/21/29	275,000	292,141
Corporate Office Properties LP
2.900% 12/01/33	155,000	151,595
Crown Castle International Corp.
3.650% 9/01/27	410,000	440,735
3.700% 6/15/26	700,000	750,521
4.000% 3/01/27	225,000	244,665
Equinix, Inc.
1.800% 7/15/27	230,000	226,415
Host Hotels & Resorts LP
2.900% 12/15/31	215,000	207,668
Invitation Homes Operating Partnership LP
2.700% 1/15/34	145,000	142,406
Iron Mountain, Inc.
4.500% 2/15/31 (c)	60,000	60,641
LXP Industrial Trust
2.375% 10/01/31	120,000	115,239
National Retail Properties, Inc.
2.500% 4/15/30	115,000	116,676
Office Properties Income Trust
2.400% 2/01/27	165,000	159,817
2.650% 6/15/26	40,000	39,709

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
4.875% 5/15/29 (c)	$75,000	$76,687
Sabra Health Care LP
3.200% 12/01/31 (d)	45,000	44,027
Simon Property Group LP
2.450% 9/13/29	190,000	191,472
Vornado Realty LP
2.150% 6/01/26	70,000	69,987
Welltower, Inc.
2.800% 6/01/31	210,000	214,269
		4,657,698
Retail — 0.6%
At Home Group, Inc.
7.125% 7/15/29 (c)	40,000	39,300
CK Hutchison International 20 Ltd.
2.500% 5/08/30 (c)	200,000	202,473
Dollar Tree, Inc.
3.375% 12/01/51	40,000	40,422
4.000% 5/15/25	325,000	349,275
Ferrellgas LP / Ferrellgas Finance Corp.
5.375% 4/01/26 (c)	55,000	53,213
Golden Nugget, Inc.
6.750% 10/15/24 (c)	175,000	175,000
McDonald’s Corp.
4.450% 3/01/47	190,000	232,501
Michaels Cos., Inc.
5.250% 5/01/28 (c)	35,000	34,956
Sonic Automotive, Inc.
4.625% 11/15/29 (c)	140,000	141,330
SRS Distribution, Inc.
4.625% 7/01/28 (c)	100,000	100,375
Staples, Inc.
7.500% 4/15/26 (c)	55,000	56,513
Suburban Propane Partners LP / Suburban Energy Finance Corp.
5.000% 6/01/31 (c)	125,000	126,406
Superior Plus LP / Superior General Partner, Inc.
4.500% 3/15/29 (c)	120,000	123,341
Victoria’s Secret & Co.
4.625% 7/15/29 (c)	135,000	138,037
		1,813,142
Semiconductors — 0.5%
Broadcom, Inc.
3.419% 4/15/33 (c)	306,000	321,156

	Principal Amount	Value
Marvell Technology, Inc.
4.200% 6/22/23	$385,000	$400,032
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.875% 6/18/26 (c)	190,000	205,145
Renesas Electronics Corp.
2.170% 11/25/26 (c)	410,000	408,871
TSMC Global Ltd.
1.250% 4/23/26 (c)	255,000	249,927
		1,585,131
Software — 0.2%
Oracle Corp.
3.850% 4/01/60	240,000	237,954
VMware, Inc.
2.200% 8/15/31	420,000	412,366
		650,320
Telecommunications — 1.1%
AT&T, Inc.
2.750% 6/01/31	100,000	102,139
3.500% 9/15/53	619,000	626,940
Avaya, Inc.
6.125% 9/15/28 (c) (d)	80,000	84,800
CommScope, Inc.
4.750% 9/01/29 (c)	80,000	79,505
Digicel Group Holdings Ltd.
7.000% (c) (e)	83,597	72,520
8.000% 4/01/25 (c)	55,246	51,241
Frontier Communications Holdings LLC
5.000% 5/01/28 (c)	60,000	61,800
5.875% 10/15/27 (c)	30,000	31,725
6.000% 1/15/30 (c)	70,000	70,350
KT Corp.
2.500% 7/18/26 (c)	200,000	206,677
Lumen Technologies, Inc.
4.000% 2/15/27 (c)	85,000	86,237
5.125% 12/15/26 (c)	105,000	109,266
NBN Co. Ltd.
1.450% 5/05/26 (c)	200,000	197,046
SingTel Group Treasury Pte Ltd.
1.875% 6/10/30 (c)	200,000	196,973
T-Mobile USA, Inc.
2.250% 2/15/26	205,000	205,513
2.550% 2/15/31	500,000	498,041
2.875% 2/15/31	30,000	29,628
3.375% 4/15/29	35,000	35,663
3.375% 4/15/29 (c)	15,000	15,284
3.400% 10/15/52 (c)	170,000	169,805

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telefonica Moviles Chile SA
3.537% 11/18/31 (c) (d)	$150,000	$149,363
Verizon Communications, Inc.
2.650% 11/20/40	25,000	23,824
4.400% 11/01/34	335,000	390,729
		3,495,069
Transportation — 0.5%
CSX Corp.
3.800% 11/01/46	350,000	394,706
Empresa de Transporte de Pasajeros Metro SA
5.000% 1/25/47 (c) (d)	750,000	872,812
FedEx Corp.
4.750% 11/15/45	160,000	195,566
First Student Bidco, Inc./First Transit Parent, Inc.
4.000% 7/31/29 (c)	80,000	77,760
		1,540,844
Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.
4.200% 4/01/27 (c)	170,000	187,404

TOTAL CORPORATE DEBT (Cost $75,813,878)		77,297,940

MUNICIPAL OBLIGATIONS — 0.1%
State of California BAB, General Obligation
7.550% 4/01/39	190,000	317,082

TOTAL MUNICIPAL OBLIGATIONS (Cost $282,944)		317,082

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 27.8%
Commercial Mortgage-Backed Securities — 8.3%
BANK
Series 2020-BN28, Class AS, 2.140% 3/15/63	380,000	369,993
Series 2021-BN37, Class C, 3.109% VRN 11/15/64 (f)	393,000	389,221
Series 2017-BNK5, Class C, 4.253% VRN 6/15/60 (f)	200,000	210,328
Benchmark Mortgage Trust
Series 2021-B28, Class XA, 1.291% VRN 8/15/54 (f)	3,968,218	379,480
Series 2020-B19, Class AS, 2.148% 9/15/53	380,000	366,789

	Principal Amount	Value
Series 2020-B18, Class AGNF, 4.139% 7/15/53 (c)	$378,000	$370,898
BX Commercial Mortgage Trust
Series 2021-XL2, Class E, 1 mo. USD LIBOR + 1.846% 1.956% FRN 10/15/38 (c)	401,000	398,520
Series 2021-VOLT, Class F, 1 mo. USD LIBOR + 2.400% 2.510% FRN 9/15/36 (c)	405,000	401,204
Series 2021-21M, Class H, 1 mo. USD LIBOR + 4.010% 4.120% FRN 10/15/36 (c)	396,000	392,232
BX Trust, Series 2019-OC11, Class E,
4.076% VRN 12/09/41 (c) (f)	374,000	372,530
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class XA,
0.989% VRN 1/10/48 (f)	5,417,727	188,683
Citigroup Commercial Mortgage Trust
Series 2016-GC36, Class D, 2.850% 2/10/49 (c)	201,000	142,492
Series 2019-GC41, Class B, 3.199% 8/10/56	377,000	389,175
Series 2020-420K, Class D, 3.312% VRN 11/10/42 (c) (f)	200,000	194,602
Series 2020-420K, Class E, 3.312% VRN 11/10/42 (c) (f)	200,000	185,356
Series 2015-GC31, Class C, 4.041% VRN 6/10/48 (f)	700,000	708,337
Series 2017-C4, Class B, 4.096% VRN 10/12/50 (f)	340,000	359,542
Commercial Mortgage Pass-Through Certificates
Series 2014-CR20, Class C, 4.491% VRN 11/10/47 (f)	411,000	419,221
Series 2015-LC23, Class C, 4.609% VRN 10/10/48 (f)	470,000	495,489
Series 2016-CR28, Class C, 4.638% VRN 2/10/49 (f)	465,000	488,516
Cosmopolitan Hotel Trust, Series 2017-CSMO, Class E, 1 mo. USD LIBOR + 3.000%
3.110% FRN 11/15/36 (c)	209,000	208,880
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class XA, 0.822% VRN 4/15/50 (f)	7,997,107	163,562
Series 2020-C19, Class C, 3.614% VRN 3/15/53 (f)	332,000	336,768
Series 2019-C16, Class B, 3.885% 6/15/52	334,000	362,105
Series 2016-C6, Class B, 3.924% VRN 1/15/49 (f)	298,000	313,335
Series 2015-C4, Class C, 4.561% VRN 11/15/48 (f)	427,000	449,800

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2016-C6, Class C, 4.921% VRN 1/15/49 (f)	$378,000	$388,039
CSMC 2021-B33
Series 2021-B33, Class B, 3.645% VRN 10/10/43 (c) (f)	300,000	311,199
Series 2021-B33, Class C, 3.645% VRN 10/10/43 (c) (f)	101,000	96,652
DBGS Mortgage Trust, Series 2018-5BP, Class F, 1 mo. USD LIBOR + 2.600%
2.710% FRN 6/15/33 (c)	550,000	519,756
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class G,
3.963% VRN 12/10/36 (c) (f)	176,000	166,821
Great Wolf Trust, Series 2019-WOLF, Class D, 1 mo. USD LIBOR + 1.933%
2.043% FRN 12/15/36 (c)	392,000	387,106
GS Mortgage Securities Trust
Series 2015-GS1, Class XA, 0.760% VRN 11/10/48 (f)	7,768,920	203,272
Series 2018-RIVR, Class C, 1 mo. USD LIBOR + 1.250% 1.360% FRN 7/15/35 (c)	167,000	161,988
Series 2013-GC10, Class XA, 1.475% VRN 2/10/46 (f)	4,229,449	44,119
Series 2014-GC26, Class D, 4.509% VRN 11/10/47 (c) (f)	763,000	519,189
GSCG Trust, Series 2019-600C, Class E,
3.985% VRN 9/06/34 (c) (f)	497,000	487,408
Hospitality Mortgage Trust, Series 2019-HIT, Class F, 1 mo. USD LIBOR + 3.150%
3.260% FRN 11/15/36 (c)	409,208	395,935
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class XA, 0.889% VRN 1/15/49 (f)	3,660,833	111,642
Series 2016-JP2, Class B, 3.460% 8/15/49	174,000	178,382
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class XA, 0.496% VRN 7/15/48 (f)	9,091,808	139,989
Series 2015-C29, Class XA, 0.619% VRN 5/15/48 (f)	6,605,770	118,558
Series 2014-C25, Class XA, 0.830% VRN 11/15/47 (f)	3,958,486	79,657
Series 2015-C28, Class XA, 0.964% VRN 10/15/48 (f)	6,568,381	154,769
Series 2015-C27, Class D, 3.806% VRN 2/15/48 (c) (f)	704,000	629,549

	Principal Amount	Value
Series 2014-C23, Class D, 3.984% VRN 9/15/47 (c) (f)	$391,000	$385,741
Series 2015-C28, Class B, 3.986% 10/15/48	340,000	349,483
Series 2015-C29, Class C, 4.199% VRN 5/15/48 (f)	162,000	159,144
Series 2015-C33, Class C, 4.611% VRN 12/15/48 (f)	527,000	548,804
Series 2015-C32, Class C, 4.650% VRN 11/15/48 (f)	87,000	69,604
JPMBB Commercial Mortgage Securities Trust 2013-C17, Series 2013-C17, Class C,
4.886% VRN 1/15/47 (f)	400,000	413,912
Med Trust 2021-MDLN, Series 2021-MDLN, Class D, 1 mo. USD LIBOR + 2.000%
2.110% FRN 11/15/38 (c)	396,000	394,768
MF1 Ltd., Series 2020-FL3, Class AS, SOFR30A + 2.964%
3.015% FRN 7/15/35 (c)	318,000	319,166
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C27, Class D, 3.237% VRN 12/15/47 (c) (f)	504,000	462,876
Series 2015-C23, Class C, 4.144% VRN 7/15/50 (f)	650,000	658,757
Series 2015-C27, Class C, 4.503% VRN 12/15/47 (f)	351,000	351,557
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class XA, 0.871% VRN 12/15/48 (f)	6,097,001	172,784
Series 2021-L6, Class C, 3.464% VRN 6/15/54 (f)	388,000	397,909
MSCG Trust, Series 2018-SELF, Class F, 1 mo. USD LIBOR + 3.050%
3.160% FRN 10/15/37 (c)	226,000	224,719
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class C, 1 mo. USD LIBOR + 2.200%
2.310% FRN 6/15/35 (c)	368,000	342,650
SG Commercial Mortgage Securities Trust
Series 2016-C5, Class XA, 1.903% VRN 10/10/48 (f)	3,556,643	207,789
Series 2016-C5, Class B, 3.933% 10/10/48	411,000	419,296
SLG Office Trust
Series 2021-OVA, Class E, 2.851% 7/15/41 (c)	260,000	246,553

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2021-OVA, Class F, 2.851% 7/15/41 (c)	$260,000	$234,208
TTAN, Series 2021-MHC, Class F, 1 mo. USD LIBOR + 2.900%
3.010% FRN 3/15/38 (c)	384,822	381,458
UBS Commercial Mortgage Trust
Series 2017-C2, Class B, 3.993% VRN 8/15/50 (f)	332,000	346,085
Series 2017-C1, Class B, 4.036% 6/15/50	328,000	345,110
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class C,
4.080% VRN 3/10/46 (c) (f)	393,000	389,613
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS2, Class XA, 0.647% VRN 7/15/58 (f)	9,819,845	186,704
Series 2015-P2, Class XA, 0.961% VRN 12/15/48 (f)	4,108,065	134,903
Series 2019-C53, Class XA, 1.014% VRN 10/15/52 (f)	4,320,416	272,611
Series 2020-C57, Class XA, 2.092% VRN 8/15/53 (f)	2,215,987	323,194
Series 2016-C35, Class B, 3.438% 7/15/48	328,000	337,774
Series 2016-NXS6, Class B, 3.811% 11/15/49	248,000	256,623
Series 2015-C28, Class C, 4.093% VRN 5/15/48 (f)	248,000	248,433
Series 2017-C39, Class C, 4.118% 9/15/50	206,000	214,803
Series 2019-C50, Class C, 4.345% 5/15/52	409,000	430,029
Series 2016-LC24, Class C, 4.432% VRN 10/15/49 (f)	325,000	339,383
Series 2016-C37, Class C, 4.493% VRN 12/15/49 (f)	376,000	397,458
Series 2015-NXS4, Class C, 4.692% VRN 12/15/48 (f)	421,000	446,210
		25,561,199
Home Equity Asset-Backed Securities — 0.7%
GSAA Home Equity Trust, Series 2007-10, Class A2A
6.500% 11/25/37	3,554,873	2,145,394
Other Asset-Backed Securities — 10.9%
AASET US Ltd., Series 2018-1A, Class A
3.844% 1/16/38 (c)	476,217	415,182

	Principal Amount	Value
Bain Capital Credit Clo 2019-3 Ltd., Series 2019-3A, Class DR, 3 mo. USD LIBOR + 3.100%
3.190% FRN 10/21/34 (c)	$1,000,000	$1,000,000
Blackbird Capital Aircraft, Series 2021-1A, Class B
3.446% 7/15/46 (c)	734,375	725,528
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B,
5.682% STEP 12/16/41 (c)	713,542	676,668
BlueMountain CLO Ltd., Series 2015-3A, Class CR, 3 mo. USD LIBOR + 2.600%
2.732% FRN 4/20/31 (c)	1,000,000	943,884
Cent CLO 27 Ltd., Series 2018-27A, Class DR, 3 mo. USD LIBOR + 3.830%
3.994% FRN 1/25/35 (c)	500,000	497,086
CLI Funding VI LLC, Series 2020-3A, Class A
2.070% 10/18/45 (c)	214,583	212,954
Dividend Solar Loans LLC, Series 2018-1, Class B
4.290% 7/20/38 (c)	626,993	668,542
Dryden 40 Senior Loan Fund, Series 2015-40A, Class DR, 3 mo. USD LIBOR + 3.100%
3.256% FRN 8/15/31 (c)	500,000	499,748
Gilbert Park CLO Ltd.
Series 2017-1A, Class D, 3 mo. USD LIBOR + 2.950% 3.074% FRN 10/15/30 (c)	500,000	499,183
Series 2017-1A, Class E, 3 mo. USD LIBOR + 6.400% 6.524% FRN 10/15/30 (c)	1,000,000	1,000,252
Grippen Park CLO Ltd., Series 2017-1A, Class D, 3 mo. USD LIBOR + 3.300%
3.432% FRN 1/20/30 (c)	1,000,000	1,000,165
Helios Issuer LLC, Series 2020-AA, Class A
2.980% 6/20/47 (c)	410,177	422,089
Helios VII Issuer LLC, Series 2021-C, Class C
2.630% 10/20/48 (c)	494,182	494,081
Hero Funding Trust, Series 2016-4A, Class A2
4.290% 9/20/47 (c)	136,624	142,722
Highbridge Loan Management Ltd., Series 13A-18, Class D, 3 mo. USD LIBOR + 3.000%
3.124% FRN 10/15/30 (c)	500,000	492,754

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%
1.359% FRN 3/17/37 (c)	$1,144,836	$1,145,058
JOL Air Ltd., Series 2019-1, Class A
3.967% 4/15/44 (c)	414,057	400,063
Long Beach Mortgage Loan Trust, Series 2006-7, Class 1A, 1 mo. USD LIBOR + .155%
0.257% FRN 8/25/36	2,867,234	1,755,206
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (c)	389,034	380,686
Madison Park Funding Ltd., Series 2014-14A, Class DRR, 3 mo. USD LIBOR + 2.950%
3.078% FRN 10/22/30 (c)	500,000	497,861
Marble Point CLO XXI Ltd., Series 2021-3A, Class D1, 3 mo. USD LIBOR + 3.500%
3.629% FRN 10/17/34 (c)	500,000	494,210
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class A2C, 1 mo. USD LIBOR + .150%
0.252% FRN 8/25/37	1,587,715	1,536,693
Mosaic Solar Loans LLC, Series 2017-1A, Class A
4.450% 6/20/42 (c)	273,149	285,865
Mosaic Solar Loans Trust
Series 2021-3A, Class B, 1.920% 6/20/52 (c)	487,299	476,495
Series 2020-1A, Class A, 2.100% 4/20/46 (c)	318,559	319,488
Series 2020-2A, Class B, 2.210% 8/20/46 (c)	361,676	361,415
Oak Hill Credit Partners Ltd., Series 2018-1A, Class D, 3 mo. USD LIBOR + 3.050%
3.182% FRN 10/20/30 (c)	500,000	499,454
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class CR, 3 mo. USD LIBOR + 3.300%
3.432% FRN 3/17/30 (c)	1,000,000	998,956
Pagaya AI Debt Selection Trust, Series 2021-2, Class Note
3.000% 1/25/29 (c)	646,834	643,379
Primose Funding LLC, Series 2019-1A, Class A2
4.475% 7/30/49 (c)	980,000	1,004,371

	Principal Amount	Value
Sound Point CLO XXIII, Series 2019-2A, Class DR, 3 mo. USD LIBOR + 3.300%
3.424% FRN 7/15/34 (c)	$500,000	$495,419
Sprite Ltd.
Series 2021-1, Class A, 3.750% 11/15/46 (c)	496,210	490,947
Series 2017-1, Class A, 4.250% 12/15/37 (c)	292,209	288,903
START Ireland, Series 2019-1, Class A
4.089% 3/15/44 (c)	294,563	292,798
Sunnova Sol III Issuer LLC, Series 2021-1, Class A
2.580% 4/28/56 (c)	486,926	484,378
Sunrun Atlas Issuer LLC, Series 2019-2, Class A
3.610% 2/01/55 (c)	711,385	744,556
Symphony CLO Ltd., Series 2015-16A, Class DR, 3 mo. USD LIBOR + 3.050%
3.174% FRN 10/15/31 (c)	500,000	497,119
Textainer Marine Containers Ltd., Series 2020-2A, Class A
2.100% 9/20/45 (c)	440,682	439,143
Thunderbolt Aircraft Lease Ltd.
Series 2018-A, Class A, 4.147% STEP 9/15/38 (c)	428,401	420,490
Series 2017-A, Class A, 4.212% STEP 5/17/32 (c)	793,801	777,353
TIF Funding II LLC, Series 2021-1A, Class A
1.650% 2/20/46 (c)	928,958	898,059
TPG Real Estate Finance Issuer Ltd., Series 2018-FL2, Class AS, 1 mo. USD LIBOR + 1.450%
1.559% FRN 11/15/37 (c)	314,000	313,811
Triumph Rail LLC, Series 2021-2, Class A
2.150% 6/19/51 (c)	737,489	733,299
Upstart Securitization Trust
Series 2021-3, Class B, 1.660% 7/20/31 (c)	500,000	493,488
Series 2021-4, Class B, 1.840% 9/20/31 (c)	700,000	687,484
Series 2021-3, Class C, 3.280% 7/20/31 (c)	500,000	496,448
USQ Rail LLC, Series 2021-1A, Class A
2.250% 2/28/51 (c)	959,777	957,831
Vantage Data Centers LLC, Series 2020-2A, Class A2
1.992% 9/15/45 (c)	375,000	368,358

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Vault DI Issuer LLC, Series 2021-1A, Class A2
2.804% 7/15/46 (c)	$500,000	$494,451
VB-S1 Issuer LLC, Series 2020-1A, Class C2
3.031% 6/15/50 (c)	500,000	513,208
Washington Mutural Asset-Backed Certificates WMABS Trust, Series 2006-HE5, Class 2A2, 1 mo. USD LIBOR + .180%
0.282% FRN 10/25/36	60,469	31,728
Wellfleet CLO X Ltd., Series 2019-XA, Class A1R, 3 mo. USD LIBOR + 1.170%
1.302% FRN 7/20/32 (c)	500,000	499,999
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (c)	722,350	707,842
Wind River CLO Ltd., Series 2017-1A, Class DR, 3 mo. USD LIBOR + 3.720%
3.842% FRN 4/18/36 (c)	1,000,000	1,000,006
		33,617,156
Student Loans Asset-Backed Securities — 0.4%
College Avenue Student Loans LLC, Series 2018-A, Class A1, 1 mo. USD LIBOR + 1.200%
1.303% FRN 12/26/47 (c)	277,647	280,335
SoFi Professional Loan Program LLC
Series 2017-D, Class BFX, 3.610% 9/25/40 (c)	350,000	360,417
Series 2018-B, Class BFX, 3.830% 8/25/47 (c)	500,000	508,586
		1,149,338
Whole Loan Collateral Collateralized Mortgage Obligations — 7.1%
Banc of America Funding Trust, Series 2007-8, Class 2A1
7.000% 10/25/37	6,886	5,695
CHL GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.750%
2.852% FRN 5/25/23 (c)	500,000	501,502
Citigroup Mortgage Loan Trust, Series 2007-AR5, Class 1A2A,
3.011% VRN 4/25/37 (f)	802,769	763,141
Countrywide Alternative Loan Trust
Series 2006-12CB, Class A5, 6.000% 5/25/36	2,014,623	1,477,619
Series 2006-13T1, Class A11, 6.000% 5/25/36	1,730,949	1,057,556
Series 2006-36T2, Class 2A1, 6.250% 12/25/36	3,207,541	1,939,249

	Principal Amount	Value
Countrywide Home Loans Mortgage Pass-Through Trust
Series 2007-HYB2, Class 3A1, 2.718% VRN 2/25/47 (f)	$930,250	$864,641
Series 2007-3, Class A21, 6.000% 4/25/37	1,463,849	995,168
Series 2007-14, Class A6, 6.000% 9/25/37	1,274,163	919,489
HarborView Mortgage Loan Trust, Series 2006-11, Class A1A, 1 mo. USD LIBOR + .340%
0.444% FRN 12/19/36	763,611	709,615
Imperial Fund Mortgage Trust, Series 2021-NQM2, Class M1,
2.489% VRN 9/25/56 (c) (f)	1,028,000	1,017,632
IndyMac INDX Mortgage Loan Trust, Series 2007-AR5, Class 2A1,
2.979% VRN 5/25/37 (f)	1,962,948	1,806,450
Lehman XS Trust, Series 2007-12N, Class 1A3A, 1 mo. USD LIBOR + .200%
0.302% FRN 7/25/47	2,081,966	2,103,042
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 2A1,
2.501% VRN 7/25/35 (f)	306,265	290,926
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR1, Class 2A1,
2.985% VRN 2/25/36 (f)	1,759,543	1,497,211
RBSSP Resecuritization Trust, Series 2009-5, Class 2A3,
6.500% VRN 10/26/37 (c) (f)	745,411	465,855
RFMSI Trust, Series 2007-S4, Class A5, 1 mo. USD LIBOR + .600%
6.000% FRN 4/25/37	187,661	183,552
Structured Adjustable Rate Mortgage Loan Trust, Series 2008-1, Class A2,
2.714% VRN 10/25/37 (f)	617,677	539,564
Verus Securitization Trust
Series 2021-4, Class M1, 2.195% VRN 7/25/66 (c) (f)	1,000,000	989,669
Series 2021-R1, Class M1, 2.338% 10/25/63 (c)	1,500,000	1,505,077
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAC3,
9.489% VRN 2/25/38 (c) (f)	1,901,897	1,544,622
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A5,
6.850% STEP 5/25/36	775,509	757,794
		21,935,069

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Whole Loan Collateral Planned Amortization Classes — 0.4%
Countrywide Alternative Loan Trust, Series 2006-19CB, Class A15
6.000% 8/25/36	$1,447,807	$1,130,699

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $90,477,304)		85,538,855

SOVEREIGN DEBT OBLIGATIONS — 2.3%
Abu Dhabi Government International Bond
1.700% 3/02/31 (c)	200,000	194,400
3.125% 4/16/30 (c)	200,000	216,550
Brazilian Government International Bond
3.750% 9/12/31	300,000	282,000
5.625% 2/21/47	300,000	298,953
Chile Government International Bond
2.550% 1/27/32 (d)	200,000	199,500
3.100% 5/07/41	200,000	195,700
3.100% 1/22/61	300,000	278,208
Colombia Government International Bond
3.250% 4/22/32 (d)	200,000	179,750
4.125% 5/15/51	250,000	202,875
5.000% 6/15/45	200,000	180,500
Dominican Republic International Bond
5.875% 1/30/60 (c)	150,000	144,188
Indonesia Government International Bond
3.700% 10/30/49	250,000	264,367
Korea Electric Power Corp.
1.125% 6/15/25 (c)	200,000	197,046
Malaysia Wakala Sukuk Bhd
2.070% 4/28/31 (c)	250,000	249,545
Mexico Government International Bond
2.659% 5/24/31 (d)	200,000	195,002
3.750% 1/11/28	535,000	574,863
3.771% 5/24/61	300,000	276,036
4.280% 8/14/41	450,000	466,312
Panama Government International Bond
2.252% 9/29/32	200,000	189,750
3.870% 7/23/60	200,000	200,000
4.300% 4/29/53	200,000	214,702
Perusahaan Penerbit SBSN Indonesia
3.800% 6/23/50 (c)	400,000	418,820

	Principal Amount	Value
Perusahaan Penerbit SBSN Indonesia III
2.550% 6/09/31 (c)	$200,000	$202,458
Philippine Government International Bond
1.648% 6/10/31	400,000	387,090
Saudi Government International Bond
2.250% 2/02/33 (c)	500,000	487,380
3.750% 1/21/55 (c)	200,000	214,412
		6,910,407

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $6,970,574)		6,910,407

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (g) — 14.3%
Collateralized Mortgage Obligations — 3.7%
Federal Home Loan Mortgage Corp. REMICS
Series 4481, Class B, 3.000% 12/15/42	1,536,778	1,571,113
Series 4483, Class CA, 3.000% 6/15/44	2,238,353	2,320,451
Federal Home Loan Mortgage Corp. SCRT (f) Series 2018-2, Class HV 3.000% 11/25/57	2,659,976	2,773,226
Federal National Mortgage Association
Series 2018-44, Class PZ, 3.500% 6/25/48	2,946,876	3,180,335
Series 2021-48, Class NS, SOFR30A + 3.650% 3.600% FRN 8/25/51	1,103,605	133,199
Federal National Mortgage Association REMICS Series 2018-21, Class PO 0.000% 4/25/48	847,731	776,933
Government National Mortgage Association
Series 2021-164, Class IO, 0.966% VRN 10/16/63 (f)	1,269,066	109,042
Series 2020-115, Class IG, 2.500% 8/20/50	1,116,066	143,579
Series 2021-140, Class IH, 2.500% 8/20/51	1,038,614	146,100
Series 2021-176, Class SD, SOFR30A + 2.700% 2.650% FRN 9/20/51	2,581,884	130,005
Series 2021-103, Class SA, SOFR30A + 3.250% 3.200% FRN 4/20/51	1,430,073	133,752
		11,417,735

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pass-Through Securities — 10.6%
Federal Home Loan Mortgage Corp.
Pool #SD0715 2.000% 9/01/51	$2,106,970	$2,123,490
Pool #BL5484 2.260% 1/01/30	3,000,000	3,099,360
Pool #G08520 2.500% 1/01/43	591,120	606,784
Pool #SD8174 3.000% 10/01/51	2,676,059	2,778,592
Pool #G08632 3.500% 3/01/45	818,702	875,949
Federal National Mortgage Association
Pool #MA4281 2.000% 3/01/51	3,682,173	3,679,976
Pool #FM9079 2.000% 10/01/51	3,432,425	3,445,394
Pool #FM4052 2.500% 9/01/50	2,817,960	2,906,987
Pool #FM8692 2.500% 9/01/51	2,466,005	2,544,491
Pool #FM9846 2.500% 12/01/51 (h)	656,660	672,943
Pool #FS0174 2.500% 1/01/52 (h)	675,000	691,948
Pool #MA2248 3.000% 4/01/45	376,189	390,302
Pool #AS7661 3.000% 8/01/46	362,907	375,841
Pool #FM9934 3.000% 12/01/48 (h)	1,100,000	1,150,547
Pool #FM9564 3.000% 2/01/50	1,255,343	1,313,029
Pool #AX2501 4.000% 10/01/44	798,175	862,283
Pool #FM8214 4.000% 5/01/49	1,149,321	1,231,128
Pool #FM8972 4.000% 6/01/49	629,425	676,439
Government National Mortgage Association
2.500% 10/20/51	2,489,285	2,580,561
2.500% 11/20/51	747,919	774,876
		32,780,920

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $43,974,924)		44,198,655

U.S. TREASURY OBLIGATIONS — 20.0%
U.S. Treasury Bonds & Notes — 20.0%
U.S. Treasury Bond
1.250% 5/15/50	3,100,000	2,627,091
1.875% 11/15/51	3,870,000	3,842,184
2.000% 11/15/41	3,020,000	3,053,975
2.000% 8/15/51	210,000	213,589
2.250% 5/15/41	2,360,000	2,474,487
2.750% 11/15/42	180,000	205,050

	Principal Amount	Value
U.S. Treasury Note
0.125% 1/31/23	$315,000	$313,902
0.125% 2/28/23	10,260,000	10,218,578
0.125% 3/31/23	5,230,000	5,204,904
0.125% 4/30/23	4,040,000	4,017,923
0.375% 11/30/25	2,580,000	2,503,128
0.500% 11/30/23 (d)	400,000	398,497
0.500% 6/30/27	3,350,000	3,207,329
0.750% 12/31/23	3,760,000	3,761,324
1.000% 12/15/24	6,985,000	6,993,731
1.250% 11/30/26 (d)	455,000	455,074
1.250% 12/31/26	4,230,000	4,228,346
1.375% 12/31/28	5,010,000	4,989,647
1.375% 11/15/31	2,735,000	2,700,813
1.500% 11/30/28	345,000	346,685
		61,756,257

TOTAL U.S. TREASURY OBLIGATIONS (Cost $61,908,122)		61,756,257

TOTAL BONDS & NOTES (Cost $293,504,723)		290,108,965
	Number of Shares
MUTUAL FUNDS — 5.4%
Diversified Financial Services — 5.4%
DoubleLine Global Bond Fund	1,421,663	13,989,168
State Street Navigator Securities Lending Government Money Market Portfolio (i)	2,749,574	2,749,574

TOTAL MUTUAL FUNDS (Cost $17,449,574)		16,738,742

TOTAL LONG-TERM INVESTMENTS (Cost $310,954,297)		306,847,707

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.8%
Repurchase Agreement — 1.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/21, 0.000%, due 1/03/22 (j)	$5,659,271	$5,659,271

TOTAL SHORT-TERM INVESTMENTS (Cost $5,659,271)		5,659,271

TOTAL INVESTMENTS — 101.4% (Cost $316,613,568) (k)		312,506,978

Less Unfunded Loan Commitments — (0.1)%		(208,619)

NET INVESTMENTS — 101.3% (Cost $316,404,949)		312,298,359

Other Assets/(Liabilities) — (1.3)%		(4,079,834)

NET ASSETS — 100.0%		$308,218,525

Abbreviation Legend

BAB	Build America Bonds
CLO	Collateralized Loan Obligation
DIP	Debtor In Possession
FRN	Floating Rate Note
IO	Interest Only
PO	Principal Only
REMICS	Real Estate Mortgage Investment Conduits
SCRT	Seasoned Credit Risk Transfer
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled loan commitments at December 31, 2021 where the rate will be determined at time of settlement.
(b)	Unfunded or partially unfunded loan commitments.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2021, the aggregate market value of these securities amounted to $85,787,982 or 27.83% of net assets.

(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2021, was $3,926,053 or 1.27% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,269,687 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the

Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	Security is perpetual and has no stated maturity date.
(f)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2021.

(g)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(h)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(i)	Represents investment of security lending cash collateral. (Note 2).
(j)

Maturity value of $5,659,271. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 7/31/28, and an aggregate market value, including accrued interest, of $5,772,497.

(k)	See Note 6 for aggregate cost for federal tax purposes.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments
December 31, 2021

	Number of Shares	Value
EQUITIES — 98.8%
COMMON STOCK — 98.7%
Basic Materials — 3.2%
Chemicals — 2.1%
Air Products & Chemicals, Inc.	4,200	$1,277,892
Celanese Corp.	9,300	1,562,958
DuPont de Nemours, Inc.	30,200	2,439,556
Eastman Chemical Co.	10,800	1,305,828
FMC Corp.	7,400	813,186
International Flavors & Fragrances, Inc.	13,043	1,964,928
Linde PLC	13,824	4,789,048
The Mosaic Co.	29,900	1,174,771
The Sherwin-Williams Co.	12,792	4,504,831
		19,832,998
Forest Products & Paper — 0.2%
International Paper Co.	31,100	1,461,078
Iron & Steel — 0.5%
Nucor Corp.	23,800	2,716,770
Reliance Steel & Aluminum Co.	5,000	811,100
Steel Dynamics, Inc.	16,600	1,030,362
		4,558,232
Mining — 0.4%
BHP Group Ltd. Sponsored ADR (b)	20,334	1,227,157
Newmont Corp.	46,500	2,883,930
		4,111,087
		29,963,395
Communications — 7.7%
Advertising — 0.2%
The Interpublic Group of Cos., Inc.	17,600	659,120
Omnicom Group, Inc.	16,900	1,238,263
		1,897,383
Internet — 2.9%
Alphabet, Inc. Class C (a)	7,101	20,547,382
Booking Holdings, Inc. (a)	760	1,823,415
eBay, Inc.	54,500	3,624,250
NortonLifeLock, Inc.	32,400	841,752
		26,836,799
Media — 2.5%
Charter Communications, Inc. Class A (a)	2,000	1,303,940
Comcast Corp. Class A	297,600	14,978,208
Fox Corp. Class A	26,600	981,540
The Walt Disney Co. (a)	34,581	5,356,251
		22,619,939
Telecommunications — 2.1%
Cisco Systems, Inc.	259,600	16,450,852

	Number of Shares	Value
Motorola Solutions, Inc.	5,155	$1,400,614
T-Mobile US, Inc. (a)	15,345	1,779,713
		19,631,179
		70,985,300
Consumer, Cyclical — 10.1%
Apparel — 0.2%
Capri Holdings Ltd. (a)	8,800	571,208
PVH Corp.	3,900	415,935
Skechers U.S.A., Inc. Class A (a)	7,300	316,820
Tapestry, Inc.	8,100	328,860
		1,632,823
Auto Manufacturers — 1.5%
Ford Motor Co.	307,800	6,393,006
General Motors Co. (a)	121,700	7,135,271
		13,528,277
Auto Parts & Equipment — 0.1%
BorgWarner, Inc.	6,900	310,983
Lear Corp.	3,700	676,915
		987,898
Distribution & Wholesale — 0.1%
LKQ Corp.	24,000	1,440,720
Home Builders — 0.9%
D.R. Horton, Inc.	28,800	3,123,360
Lennar Corp. Class A	21,800	2,532,288
NVR, Inc. (a)	200	1,181,774
PulteGroup, Inc.	21,200	1,211,792
Toll Brothers, Inc.	7,000	506,730
		8,555,944
Home Furnishing — 0.2%
Tempur Sealy International, Inc.	12,100	569,063
Whirlpool Corp.	4,900	1,149,834
		1,718,897
Leisure Time — 0.1%
Brunswick Corp.	6,100	614,453
Lodging — 0.8%
Hilton Worldwide Holdings, Inc. (a)	26,304	4,103,161
Marriott International, Inc. Class A (a)	18,183	3,004,559
		7,107,720
Retail — 6.1%
Advance Auto Parts, Inc.	5,200	1,247,376
AutoNation, Inc. (a)	6,900	806,265
AutoZone, Inc. (a)	1,500	3,144,585
BJ’s Wholesale Club Holdings, Inc. (a)	8,400	562,548
CarMax, Inc. (a)	10,000	1,302,300
Dick’s Sporting Goods, Inc. (b)	3,700	425,463
Dollar General Corp.	8,300	1,957,389

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Genuine Parts Co.	11,400	$1,598,280
The Home Depot, Inc.	6,968	2,891,790
Lowe’s Cos., Inc.	57,800	14,940,144
O’Reilly Automotive, Inc. (a)	5,600	3,954,888
Penske Automotive Group, Inc.	5,000	536,100
Ross Stores, Inc.	6,600	754,248
Starbucks Corp.	6,520	762,644
Target Corp.	39,600	9,165,024
The TJX Cos., Inc.	16,219	1,231,347
Walgreens Boots Alliance, Inc.	53,000	2,764,480
Walmart, Inc.	21,797	3,153,808
Williams-Sonoma, Inc. (b)	4,700	794,911
Yum! Brands, Inc.	36,241	5,032,425
		57,026,015
Textiles — 0.1%
Mohawk Industries, Inc. (a)	5,500	1,001,990
		93,614,737
Consumer, Non-cyclical — 23.4%
Agriculture — 2.0%
Altria Group, Inc.	113,700	5,388,243
Archer-Daniels-Midland Co.	43,900	2,967,201
Bunge Ltd.	11,000	1,026,960
Darling Ingredients, Inc. (a)	4,700	325,663
Philip Morris International, Inc.	96,000	9,120,000
		18,828,067
Beverages — 0.5%
The Coca-Cola Co.	35,500	2,101,955
Keurig Dr Pepper, Inc.	56,460	2,081,116
Molson Coors Beverage Co. Class B	5,800	268,830
		4,451,901
Biotechnology — 1.4%
Bio-Rad Laboratories, Inc. Class A (a)	2,100	1,586,697
Biogen, Inc. (a)	8,100	1,943,352
Gilead Sciences, Inc.	73,100	5,307,791
Regeneron Pharmaceuticals, Inc. (a)	6,500	4,104,880
		12,942,720
Commercial Services — 0.7%
AMERCO	1,700	1,234,591
Booz Allen Hamilton Holding Corp.	7,800	661,362
Quanta Services, Inc.	8,500	974,610
Service Corp. International	13,900	986,761
United Rentals, Inc. (a)	8,233	2,735,744
		6,593,068
Food — 1.7%
General Mills, Inc.	37,300	2,513,274
The J.M. Smucker Co.	6,700	909,994
Kellogg Co.	19,800	1,275,516

	Number of Shares	Value
The Kraft Heinz Co.	75,400	$2,706,860
The Kroger Co.	45,900	2,077,434
Mondelez International, Inc. Class A	70,400	4,668,224
Tyson Foods, Inc. Class A	18,100	1,577,596
		15,728,898
Health Care – Products — 2.8%
Abbott Laboratories	4,595	646,700
Danaher Corp.	26,972	8,874,058
Henry Schein, Inc. (a)	8,600	666,758
Hologic, Inc. (a)	14,700	1,125,432
Medtronic PLC	46,604	4,821,184
PerkinElmer, Inc.	10,486	2,108,315
Steris PLC	2,700	657,207
Stryker Corp.	1,264	338,019
Thermo Fisher Scientific, Inc.	9,310	6,212,004
		25,449,677
Health Care – Services — 4.6%
Anthem, Inc.	30,256	14,024,866
Centene Corp. (a)	87,566	7,215,438
DaVita, Inc. (a)	8,900	1,012,464
HCA Healthcare, Inc.	43,725	11,233,827
Laboratory Corp. of America Holdings (a)	7,700	2,419,417
Quest Diagnostics, Inc.	10,700	1,851,207
UnitedHealth Group, Inc.	8,762	4,399,751
Universal Health Services, Inc. Class B	6,100	790,926
		42,947,896
Household Products & Wares — 0.3%
Avery Dennison Corp.	951	205,958
Kimberly-Clark Corp.	16,200	2,315,304
		2,521,262
Pharmaceuticals — 9.4%
AbbVie, Inc.	141,837	19,204,730
AmerisourceBergen Corp.	16,200	2,152,818
AstraZeneca PLC Sponsored ADR	88,300	5,143,475
Becton Dickinson and Co.	9,084	2,284,444
Cigna Corp.	27,301	6,269,129
CVS Health Corp.	76,985	7,941,773
Elanco Animal Health, Inc. (a)	36,532	1,036,778
Eli Lilly & Co.	5,351	1,478,053
Johnson & Johnson	153,916	26,330,410
McKesson Corp.	12,700	3,156,839
Merck & Co., Inc.	158,100	12,116,784
		87,115,233
		216,578,722

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 3.3%
Energy – Alternate Sources — 0.1%
First Solar, Inc. (a)	6,600	$575,256
Oil & Gas — 2.5%
APA Corp.	21,100	567,379
EOG Resources, Inc.	46,200	4,103,946
Exxon Mobil Corp.	260,600	15,946,114
Marathon Oil Corp.	45,415	745,714
Ovintiv, Inc.	15,300	515,610
Valero Energy Corp.	25,200	1,892,772
		23,771,535
Pipelines — 0.7%
Kinder Morgan, Inc.	139,500	2,212,470
ONEOK, Inc.	25,900	1,521,884
The Williams Cos., Inc.	95,900	2,497,236
		6,231,590
		30,578,381
Financial — 24.9%
Banks — 12.0%
Bank of America Corp.	732,019	32,567,525
The Bank of New York Mellon Corp.	54,700	3,176,976
Citizens Financial Group, Inc.	26,200	1,237,950
Comerica, Inc.	8,600	748,200
Commerce Bancshares, Inc.	7,530	517,612
Cullen/Frost Bankers, Inc.	3,300	416,031
East West Bancorp, Inc.	8,800	692,384
Fifth Third Bancorp	43,800	1,907,490
First Horizon Corp.	33,400	545,422
The Goldman Sachs Group, Inc.	22,735	8,697,274
JP Morgan Chase & Co.	169,900	26,903,665
KeyCorp.	60,200	1,392,426
M&T Bank Corp.	7,600	1,167,208
Morgan Stanley	38,084	3,738,326
Northern Trust Corp.	12,800	1,531,008
The PNC Financial Services Group, Inc.	31,800	6,376,536
Regions Financial Corp.	59,100	1,288,380
State Street Corp.	34,600	3,217,800
Truist Financial Corp.	82,400	4,824,520
US Bancorp	91,973	5,166,124
Wells Fargo & Co.	67,882	3,256,978
Western Alliance Bancorp	5,900	635,135
Zions Bancorp NA	10,100	637,916
		110,642,886
Diversified Financial Services — 3.4%
Ally Financial, Inc.	23,000	1,095,030
American Express Co.	47,800	7,820,080
Ameriprise Financial, Inc.	7,000	2,111,620

	Number of Shares	Value
Capital One Financial Corp.	28,100	$4,077,029
The Charles Schwab Corp.	76,897	6,467,038
Credit Acceptance Corp. (a)	1,000	687,680
Discover Financial Services	18,100	2,091,636
Mastercard, Inc. Class A	1,900	682,708
OneMain Holdings, Inc.	7,500	375,300
Raymond James Financial, Inc.	12,600	1,265,040
SEI Investments Co.	8,900	542,366
Synchrony Financial	36,000	1,670,040
T. Rowe Price Group, Inc.	14,100	2,772,624
		31,658,191
Insurance — 7.4%
Aflac, Inc.	43,200	2,522,448
Alleghany Corp. (a)	900	600,831
The Allstate Corp.	18,600	2,188,290
American Financial Group, Inc.	5,300	727,796
American International Group, Inc.	167,988	9,551,798
Arch Capital Group Ltd. (a)	24,700	1,097,915
Assurant, Inc.	3,700	576,682
Chubb Ltd.	57,432	11,102,180
Cincinnati Financial Corp.	10,000	1,139,300
Equitable Holdings, Inc.	94,930	3,112,755
Everest Re Group Ltd.	2,900	794,368
Fidelity National Financial, Inc.	17,500	913,150
First American Financial Corp.	6,800	531,964
Globe Life, Inc.	5,700	534,204
The Hartford Financial Services Group, Inc.	80,652	5,568,214
Lincoln National Corp.	11,900	812,294
Loews Corp.	16,400	947,264
Markel Corp. (a)	890	1,098,260
Marsh & McLennan Cos., Inc.	5,844	1,015,804
MetLife, Inc.	75,297	4,705,309
Old Republic International Corp.	12,800	314,624
Principal Financial Group, Inc.	16,900	1,222,377
The Progressive Corp.	36,100	3,705,665
Prudential Financial, Inc.	24,300	2,630,232
RenaissanceRe Holdings Ltd.	2,800	474,124
The Travelers Cos., Inc.	48,717	7,620,800
Voya Financial, Inc. (b)	8,200	543,742
W.R. Berkley Corp.	11,000	906,290
Willis Towers Watson PLC	8,000	1,899,920
		68,858,600
Real Estate — 0.2%
CBRE Group, Inc. Class A (a)	9,700	1,052,547
Jones Lang LaSalle, Inc. (a)	4,000	1,077,360
		2,129,907

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 1.9%
Alexandria Real Estate Equities, Inc.	6,865	$1,530,620
Camden Property Trust	15,541	2,776,866
Equity LifeStyle Properties, Inc.	21,333	1,870,051
Prologis, Inc.	54,040	9,098,174
Welltower, Inc.	10,260	880,000
Weyerhaeuser Co.	21,115	869,516
		17,025,227
		230,314,811
Industrial — 12.3%
Aerospace & Defense — 1.8%
General Dynamics Corp.	22,700	4,732,269
L3 Harris Technologies, Inc.	12,400	2,644,176
Lockheed Martin Corp.	16,100	5,722,101
Northrop Grumman Corp.	9,900	3,831,993
		16,930,539
Building Materials — 0.7%
Fortune Brands Home & Security, Inc.	11,000	1,175,900
Martin Marietta Materials, Inc.	4,047	1,782,784
Masco Corp.	20,700	1,453,554
Owens Corning	8,600	778,300
Vulcan Materials Co.	4,600	954,868
		6,145,406
Electronics — 1.2%
Agilent Technologies, Inc.	22,317	3,562,909
Arrow Electronics, Inc. (a)	5,900	792,193
Fortive Corp.	24,300	1,853,847
Honeywell International, Inc.	7,083	1,476,877
Hubbell, Inc.	11,408	2,375,944
Jabil, Inc.	11,900	837,165
Sensata Technologies Holding PLC (a)	8,700	536,703
		11,435,638
Engineering & Construction — 0.2%
Jacobs Engineering Group, Inc.	11,396	1,586,665
Environmental Controls — 0.4%
Republic Services, Inc.	27,690	3,861,370
Hand & Machine Tools — 0.1%
Snap-on, Inc.	4,300	926,134
Machinery – Construction & Mining — 0.1%
Oshkosh Corp.	3,800	428,298
Machinery – Diversified — 1.2%
Deere & Co.	22,700	7,783,603
Dover Corp.	11,400	2,070,240
Westinghouse Air Brake Technologies Corp.	15,100	1,390,861
		11,244,704

	Number of Shares	Value
Miscellaneous - Manufacturing — 2.5%
3M Co.	45,660	$8,110,586
General Electric Co.	91,017	8,598,376
Parker-Hannifin Corp.	8,000	2,544,960
Siemens AG Registered	16,849	2,928,738
Textron, Inc.	18,000	1,389,600
		23,572,260
Packaging & Containers — 1.0%
Amcor PLC	123,900	1,488,039
Berry Global Group, Inc. (a)	7,000	516,460
Crown Holdings, Inc.	10,700	1,183,634
Packaging Corp. of America	14,982	2,039,799
Sealed Air Corp.	12,300	829,881
WestRock Co.	76,912	3,411,817
		9,469,630
Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	2,500	466,850
Transportation — 3.0%
C.H. Robinson Worldwide, Inc.	7,600	817,988
CSX Corp.	111,305	4,185,068
Expeditors International of Washington, Inc.	9,900	1,329,471
Knight-Swift Transportation Holdings, Inc.	10,300	627,682
Norfolk Southern Corp.	18,481	5,501,978
Union Pacific Corp.	13,747	3,463,282
United Parcel Service, Inc. Class B	53,921	11,557,427
		27,482,896
		113,550,390
Technology — 8.3%
Computers — 1.7%
Accenture PLC Class A	5,800	2,404,390
Cognizant Technology Solutions Corp. Class A	3,500	310,520
Genpact Ltd.	15,000	796,200
Hewlett Packard Enterprise Co.	102,100	1,610,117
HP, Inc.	101,800	3,834,806
International Business Machines Corp.	52,200	6,977,052
		15,933,085
Semiconductors — 2.1%
Analog Devices, Inc.	9,692	1,703,563
Applied Materials, Inc.	20,275	3,190,474
ASML Holding NV	2,517	2,003,884
Broadcom, Inc.	9,072	6,036,600
KLA Corp.	5,630	2,421,519
Lam Research Corp.	1,600	1,150,640
QUALCOMM, Inc.	14,675	2,683,617
		19,190,297

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 4.5%
Microsoft Corp.	49,238	$16,559,724
Oracle Corp.	232,100	20,241,441
salesforce.com, Inc. (a)	21,100	5,362,143
		42,163,308
		77,286,690
Utilities — 5.5%
Electric — 5.3%
AES Corp.	29,461	715,902
Alliant Energy Corp.	15,500	952,785
CMS Energy Corp.	6,122	398,236
Dominion Energy, Inc.	74,369	5,842,428
Edison International	22,100	1,508,325
Entergy Corp.	22,998	2,590,725
Evergy, Inc.	14,200	974,262
Eversource Energy	29,918	2,721,940
Exelon Corp.	77,100	4,453,296
FirstEnergy Corp.	33,500	1,393,265
NextEra Energy, Inc.	55,813	5,210,702
NRG Energy, Inc.	14,300	616,044
PG&E Corp. (a)	118,949	1,444,041
PPL Corp.	43,800	1,316,628
Public Service Enterprise Group, Inc.	41,700	2,782,641
Sempra Energy	32,453	4,292,883
The Southern Co.	127,377	8,735,515
Vistra Corp.	28,100	639,837
Xcel Energy, Inc.	39,795	2,694,121
		49,283,576
Gas — 0.1%
NiSource, Inc.	15,100	416,911
UGI Corp.	16,500	757,515
		1,174,426
Water — 0.1%
Essential Utilities, Inc.	13,400	719,446
		51,177,448

TOTAL COMMON STOCK (Cost $664,041,051)		914,049,874

	Number of Shares	Value
PREFERRED STOCK — 0.1%
Utilities — 0.1%
Electric — 0.1%
AES Corp. Convertible 6.875% (b)	3,525	$338,400
The Southern Co. Convertible 6.750%	7,930	426,238
		764,638

TOTAL PREFERRED STOCK (Cost $749,000)		764,638

TOTAL EQUITIES (Cost $664,790,051)		914,814,512

MUTUAL FUNDS — 1.2%
Diversified Financial Services — 1.2%
iShares Russell 1000 Value ETF	53,539	8,990,804
State Street Navigator Securities Lending Government Money Market Portfolio (c)	1,967,430	1,967,430
		10,958,234

TOTAL MUTUAL FUNDS (Cost $9,880,788)		10,958,234

TOTAL LONG-TERM INVESTMENTS (Cost $674,670,839)		925,772,746

SHORT-TERM INVESTMENTS — 0.5%
Mutual Fund — 0.1%
T. Rowe Price Government Reserve Investment Fund	538,082	538,082
	Principal Amount
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/21, 0.000%, due 1/03/22 (d)	$4,380,153	4,380,153

TOTAL SHORT-TERM INVESTMENTS (Cost $4,918,235)		4,918,235

TOTAL INVESTMENTS — 100.5% (Cost $679,589,074) (e)		930,690,981

Other Assets/(Liabilities) — (0.5)%		(4,726,047)

NET ASSETS — 100.0%		$925,964,934

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2021, was $3,252,316 or 0.35% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,363,459 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $4,380,153. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 7/31/28, and an aggregate market value, including accrued interest, of $4,467,910.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Momentum Fund – Portfolio of Investments
December 31, 2021

	Number of Shares	Value
EQUITIES — 100.0%
COMMON STOCK — 100.0%
Basic Materials — 2.9%
Chemicals — 0.6%
Albemarle Corp.	924	$216,003
The Mosaic Co.	2,368	93,039
		309,042
Forest Products & Paper — 0.2%
International Paper Co.	2,421	113,738
Iron & Steel — 0.8%
Nucor Corp.	3,247	370,645
Mining — 1.3%
Freeport-McMoRan, Inc.	14,990	625,533
		1,418,958
Communications — 19.1%
Advertising — 0.2%
The Interpublic Group of Cos., Inc.	3,043	113,960
Internet — 18.0%
Alphabet, Inc. Class A (a)	1,502	4,351,354
Alphabet, Inc. Class C (a)	1,494	4,323,023
Expedia Group, Inc. (a)	797	144,034
		8,818,411
Media — 0.2%
News Corp. Class A	3,056	68,179
News Corp. Class B	841	18,923
		87,102
Telecommunications — 0.7%
Motorola Solutions, Inc.	1,201	326,312
		9,345,785
Consumer, Cyclical — 13.5%
Apparel — 3.0%
NIKE, Inc. Class B	7,948	1,324,693
Tapestry, Inc.	3,430	139,258
		1,463,951
Auto Manufacturers — 2.6%
Ford Motor Co.	27,691	575,142
General Motors Co. (a)	11,969	701,742
		1,276,884
Auto Parts & Equipment — 0.8%
Aptiv PLC (a)	2,302	379,715
Distribution & Wholesale — 0.6%
Copart, Inc. (a)	1,228	186,190
LKQ Corp.	1,712	102,771
		288,961
Entertainment — 0.3%
Caesars Entertainment, Inc. (a)	1,843	172,376

	Number of Shares	Value
Lodging — 0.3%
MGM Resorts International	2,806	$125,933
Retail — 5.7%
Bath & Body Works, Inc.	3,256	227,236
Darden Restaurants, Inc.	785	118,252
Starbucks Corp.	7,738	905,114
Target Corp.	5,722	1,324,300
Yum! Brands, Inc.	1,615	224,259
		2,799,161
Textiles — 0.2%
Mohawk Industries, Inc. (a)	538	98,013
		6,604,994
Consumer, Non-cyclical — 10.3%
Biotechnology — 2.3%
Moderna, Inc. (a)	4,319	1,096,940
Commercial Services — 2.9%
Automatic Data Processing, Inc.	2,994	738,261
Gartner, Inc. (a)	786	262,776
Quanta Services, Inc.	1,518	174,054
Robert Half International, Inc.	772	86,093
United Rentals, Inc. (a)	491	163,154
		1,424,338
Cosmetics & Personal Care — 1.1%
The Estee Lauder Cos., Inc. Class A	1,508	558,262
Health Care – Products — 1.7%
Align Technology, Inc. (a)	476	312,818
IDEXX Laboratories, Inc. (a)	477	314,085
Waters Corp. (a)	552	205,675
		832,578
Health Care – Services — 2.0%
Charles River Laboratories International, Inc. (a)	479	180,478
HCA Healthcare, Inc.	1,931	496,112
IQVIA Holdings, Inc. (a)	1,077	303,865
		980,455
Household Products & Wares — 0.3%
Avery Dennison Corp.	706	152,898
		5,045,471
Energy — 1.1%
Energy – Alternate Sources — 0.4%
Enphase Energy, Inc. (a)	1,025	187,514
Oil & Gas — 0.4%
Devon Energy Corp.	4,204	185,186
Pipelines — 0.3%
ONEOK, Inc.	2,709	159,181
		531,881

The accompanying notes are an integral part of the financial statements.

MML Equity Momentum Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 26.7%
Banks — 10.2%
Fifth Third Bancorp	3,903	$169,976
First Republic Bank	1,196	246,986
The Goldman Sachs Group, Inc.	2,982	1,140,764
Morgan Stanley	13,006	1,276,669
The PNC Financial Services Group, Inc.	2,548	510,925
SVB Financial Group (a)	588	398,805
Wells Fargo & Co.	25,389	1,218,164
		4,962,289
Diversified Financial Services — 7.0%
American Express Co.	3,793	620,535
Ameriprise Financial, Inc.	700	211,162
Capital One Financial Corp.	5,029	729,658
The Charles Schwab Corp.	12,745	1,071,855
Discover Financial Services	3,159	365,054
Invesco Ltd.	3,272	75,321
Raymond James Financial, Inc.	1,483	148,893
Synchrony Financial	4,524	209,868
		3,432,346
Insurance — 6.5%
Berkshire Hathaway, Inc. Class B (a)	10,561	3,157,739
Real Estate — 0.6%
CBRE Group, Inc. Class A (a)	2,901	314,788
Real Estate Investment Trusts (REITS) — 2.4%
Extra Space Storage, Inc.	1,061	240,561
Mid-America Apartment Communities, Inc.	952	218,427
Public Storage	1,165	436,362
Simon Property Group, Inc.	1,872	299,089
		1,194,439
		13,061,601
Industrial — 17.1%
Aerospace & Defense — 0.2%
Howmet Aerospace, Inc.	2,825	89,920
Building Materials — 2.4%
Carrier Global Corp.	8,065	437,446
Johnson Controls International PLC	7,185	584,212
Martin Marietta Materials, Inc.	370	162,992
		1,184,650
Electrical Components & Equipment — 1.1%
Emerson Electric Co.	3,671	341,293
Generac Holdings, Inc. (a)	617	217,135
		558,428

	Number of Shares	Value
Electronics — 4.9%
Agilent Technologies, Inc.	2,198	$350,911
Garmin Ltd.	1,177	160,272
Honeywell International, Inc.	4,242	884,499
Keysight Technologies, Inc. (a)	1,190	245,747
Mettler-Toledo International, Inc. (a)	128	217,243
TE Connectivity Ltd.	2,260	364,628
Trimble, Inc. (a)	1,857	161,912
		2,385,212
Environmental Controls — 0.2%
Pentair PLC	1,247	91,068
Machinery – Diversified — 2.8%
Deere & Co.	2,829	970,036
Dover Corp.	1,088	197,581
Xylem, Inc.	1,504	180,359
		1,347,976
Miscellaneous - Manufacturing — 4.4%
Eaton Corp. PLC	3,149	544,210
General Electric Co.	8,102	765,396
Parker-Hannifin Corp.	819	260,540
Textron, Inc.	1,578	121,822
Trane Technologies PLC	2,166	437,597
		2,129,565
Packaging & Containers — 0.1%
Sealed Air Corp.	822	55,460
Transportation — 1.0%
Expeditors International of Washington, Inc.	1,094	146,914
FedEx Corp.	1,294	334,680
		481,594
		8,323,873
Technology — 9.3%
Computers — 2.0%
DXC Technology Co. (a)	1,668	53,693
Fortinet, Inc. (a)	984	353,649
HP, Inc.	6,901	259,961
NetApp, Inc.	1,317	121,151
Seagate Technology Holdings PLC	1,514	171,052
		959,506
Office & Business Equipment — 0.5%
Zebra Technologies Corp. Class A (a)	420	249,984
Semiconductors — 2.0%
Applied Materials, Inc.	6,243	982,398

The accompanying notes are an integral part of the financial statements.

MML Equity Momentum Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 4.8%
Intuit, Inc.	1,723	$1,108,268
Oracle Corp.	10,086	879,600
Paychex, Inc.	2,519	343,844
		2,331,712
		4,523,600

TOTAL COMMON STOCK (Cost $46,439,036)		48,856,163

TOTAL EQUITIES (Cost $46,439,036)		48,856,163

TOTAL LONG-TERM INVESTMENTS (Cost $46,439,036)		48,856,163

TOTAL INVESTMENTS — 100.0% (Cost $46,439,036) (b)		48,856,163

Other Assets/(Liabilities) — (0.0)%		(8,056)

NET ASSETS — 100.0%		$48,848,107

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments
December 31, 2021

	Number of Shares	Value
EQUITIES — 100.0%
COMMON STOCK — 100.0%
Basic Materials — 1.4%
Chemicals — 1.2%
Air Products & Chemicals, Inc.	602	$183,164
Ecolab, Inc.	699	163,978
The Sherwin-Williams Co.	755	265,881
		613,023
Mining — 0.2%
Newmont Corp.	2,190	135,824
		748,847
Communications — 17.7%
Internet — 13.4%
Alphabet, Inc. Class A (a)	479	1,387,682
Alphabet, Inc. Class C (a)	455	1,316,583
Amazon.com, Inc. (a)	697	2,324,035
eBay, Inc.	2,117	140,781
F5, Inc. (a)	87	21,290
Meta Platforms, Inc. Class A (a)	5,312	1,786,691
VeriSign, Inc. (a)	284	72,085
		7,049,147
Media — 0.3%
FactSet Research Systems, Inc.	216	104,978
The New York Times Co. Class A	384	18,547
Sirius XM Holdings, Inc.	2,141	13,596
		137,121
Telecommunications — 4.0%
Cisco Systems, Inc.	22,574	1,430,514
Motorola Solutions, Inc.	359	97,540
Verizon Communications, Inc.	10,915	567,144
		2,095,198
		9,281,466
Consumer, Cyclical — 10.2%
Apparel — 0.0%
Columbia Sportswear Co.	125	12,180
Auto Parts & Equipment — 0.1%
Gentex Corp.	1,128	39,311
Distribution & Wholesale — 0.9%
Copart, Inc. (a)	758	114,928
Fastenal Co.	2,720	174,243
Pool Corp.	203	114,898
Watsco, Inc.	174	54,441
		458,510
Home Furnishing — 0.0%
Dolby Laboratories, Inc. Class A	172	16,378

	Number of Shares	Value
Housewares — 0.0%
The Scotts Miracle-Gro Co.	121	$19,481
Retail — 9.2%
Advance Auto Parts, Inc.	167	40,060
Costco Wholesale Corp.	1,557	883,909
Dollar General Corp.	1,328	313,182
Dollar Tree, Inc. (a)	671	94,289
Domino’s Pizza, Inc.	105	59,255
Genuine Parts Co.	440	61,688
The Home Depot, Inc.	2,890	1,199,379
Lowe’s Cos., Inc.	1,842	476,120
O’Reilly Automotive, Inc. (a)	309	218,225
Target Corp.	1,462	338,365
Tractor Supply Co.	474	113,096
Walmart, Inc.	7,024	1,016,303
		4,813,871
		5,359,731
Consumer, Non-cyclical — 29.3%
Agriculture — 1.5%
Altria Group, Inc.	6,804	322,442
Philip Morris International, Inc.	5,066	481,270
		803,712
Beverages — 0.4%
Brown-Forman Corp. Class B	478	34,827
Monster Beverage Corp. (a)	1,814	174,217
		209,044
Biotechnology — 1.5%
Amgen, Inc.	1,642	369,401
Bio-Rad Laboratories, Inc. Class A (a)	68	51,379
Regeneron Pharmaceuticals, Inc. (a)	267	168,616
United Therapeutics Corp. (a)	103	22,256
Vertex Pharmaceuticals, Inc. (a)	747	164,041
		775,693
Commercial Services — 3.2%
Automatic Data Processing, Inc.	2,098	517,325
FTI Consulting, Inc. (a)	128	19,638
Grand Canyon Education, Inc. (a)	133	11,400
MarketAxess Holdings, Inc.	146	60,045
Moody’s Corp.	785	306,605
Morningstar, Inc.	103	35,225
Rollins, Inc.	1,197	40,949
S&P Global, Inc.	1,275	601,711
Verisk Analytics, Inc.	344	78,683
		1,671,581
Cosmetics & Personal Care — 4.6%
Colgate-Palmolive Co.	3,971	338,885

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Procter & Gamble Co.	12,761	$2,087,444
		2,426,329
Food — 0.6%
Flowers Foods, Inc.	588	16,152
General Mills, Inc.	1,394	93,928
The Hershey Co.	453	87,642
Hormel Foods Corp.	1,221	59,597
The J.M. Smucker Co.	261	35,449
		292,768
Health Care – Products — 5.7%
Abbott Laboratories	5,401	760,137
Bio-Techne Corp.	90	46,561
Edwards Lifesciences Corp. (a)	1,879	243,424
Globus Medical, Inc. Class A (a)	215	15,523
Henry Schein, Inc. (a)	435	33,726
IDEXX Laboratories, Inc. (a)	305	200,830
Intuitive Surgical, Inc. (a)	1,077	386,966
Masimo Corp. (a)	198	57,970
ResMed, Inc.	510	132,845
Thermo Fisher Scientific, Inc.	1,305	870,748
Waters Corp. (a)	151	56,263
West Pharmaceutical Services, Inc.	354	166,029
		2,971,022
Health Care – Services — 3.3%
Anthem, Inc.	688	318,916
Chemed Corp.	86	45,497
Humana, Inc.	407	188,791
Quest Diagnostics, Inc.	386	66,782
UnitedHealth Group, Inc.	2,266	1,137,849
		1,757,835
Household Products & Wares — 0.6%
Church & Dwight Co., Inc.	839	85,997
The Clorox Co.	532	92,760
Kimberly-Clark Corp.	977	139,633
		318,390
Pharmaceuticals — 7.9%
Bristol-Myers Squibb Co.	4,716	294,043
Eli Lilly & Co.	2,201	607,960
Johnson & Johnson	10,550	1,804,788
Merck & Co., Inc.	5,471	419,297
Pfizer, Inc.	11,800	696,790
Premier, Inc. Class A	494	20,338
Zoetis, Inc.	1,252	305,526
		4,148,742
		15,375,116

	Number of Shares	Value
Financial — 12.7%
Diversified Financial Services — 5.5%
Cboe Global Markets, Inc.	423	$55,159
Lazard Ltd. Class A	255	11,126
Mastercard, Inc. Class A	3,138	1,127,546
Nasdaq, Inc.	409	85,894
SEI Investments Co.	551	33,578
T. Rowe Price Group, Inc.	1,117	219,647
Visa, Inc. Class A	6,344	1,374,808
		2,907,758
Insurance — 5.8%
The Allstate Corp.	749	88,120
Aon PLC Class A	855	256,979
Arthur J Gallagher & Co.	472	80,084
Berkshire Hathaway, Inc. Class B (a)	5,998	1,793,402
Brown & Brown, Inc.	856	60,160
Erie Indemnity Co. Class A	127	24,468
Marsh & McLennan Cos., Inc.	2,114	367,455
The Progressive Corp.	3,378	346,752
White Mountains Insurance Group Ltd.	18	18,250
		3,035,670
Real Estate Investment Trusts (REITS) — 1.4%
AvalonBay Communities, Inc.	321	81,081
Equity LifeStyle Properties, Inc.	489	42,866
Equity Residential	866	78,373
Essex Property Trust, Inc.	139	48,960
Extra Space Storage, Inc.	404	91,599
First Industrial Realty Trust, Inc.	369	24,428
Highwoods Properties, Inc.	263	11,727
Public Storage	937	350,963
		729,997
		6,673,425
Industrial — 5.4%
Aerospace & Defense — 1.0%
L3 Harris Technologies, Inc.	472	100,649
Lockheed Martin Corp.	1,207	428,980
		529,629
Building Materials — 0.2%
Lennox International, Inc.	116	37,626
Masco Corp.	739	51,892
		89,518
Electrical Components & Equipment — 0.2%
AMETEK, Inc.	541	79,549
Electronics — 0.9%
Agilent Technologies, Inc.	702	112,075
Garmin Ltd.	760	103,489

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Keysight Technologies, Inc. (a)	414	$85,495
Mettler-Toledo International, Inc. (a)	96	162,932
		463,991
Environmental Controls — 0.2%
Pentair PLC	377	27,532
Republic Services, Inc.	547	76,279
		103,811
Hand & Machine Tools — 0.1%
Snap-on, Inc.	160	34,461
Machinery – Diversified — 0.5%
Cognex Corp.	377	29,316
Graco, Inc.	773	62,319
IDEX Corp.	192	45,373
Otis Worldwide Corp.	1,131	98,476
The Toro Co.	358	35,768
		271,252
Miscellaneous - Manufacturing — 0.9%
3M Co.	1,545	274,438
A.O. Smith Corp.	547	46,960
Illinois Tool Works, Inc.	679	167,577
		488,975
Packaging & Containers — 0.0%
Ardagh Group SA (a) (b) (c)	463	11,459
Sonoco Products Co.	223	12,910
		24,369
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	95	17,740
Transportation — 1.4%
Expeditors International of Washington, Inc.	810	108,775
J.B. Hunt Transport Services, Inc.	322	65,817
Knight-Swift Transportation Holdings, Inc.	428	26,082
Landstar System, Inc.	107	19,155
Old Dominion Freight Line, Inc.	337	120,774
United Parcel Service, Inc. Class B	1,925	412,605
		753,208
		2,856,503
Technology — 23.3%
Computers — 8.6%
Accenture PLC Class A	2,552	1,057,932
Amdocs Ltd.	382	28,589
Apple, Inc.	17,976	3,191,998

	Number of Shares	Value
Cognizant Technology Solutions Corp. Class A	1,252	$111,077
EPAM Systems, Inc. (a)	120	80,214
Fortinet, Inc. (a)	193	69,364
		4,539,174
Semiconductors — 2.1%
Intel Corp.	8,303	427,605
Monolithic Power Systems, Inc.	84	41,440
Texas Instruments, Inc.	3,237	610,077
		1,079,122
Software — 12.6%
Activision Blizzard, Inc.	2,311	153,751
Adobe, Inc. (a)	1,549	878,376
Aspen Technology, Inc. (a)	117	17,807
Broadridge Financial Solutions, Inc.	662	121,027
Cadence Design Systems, Inc. (a)	671	125,041
Cerner Corp.	1,422	132,061
Citrix Systems, Inc.	338	31,972
Electronic Arts, Inc.	1,008	132,955
Intuit, Inc.	724	465,691
Jack Henry & Associates, Inc.	412	68,800
Microsoft Corp.	9,013	3,031,252
MSCI, Inc.	377	230,984
Oracle Corp.	3,547	309,334
Paychex, Inc.	1,844	251,706
salesforce.com, Inc. (a)	1,387	352,478
Synopsys, Inc. (a)	380	140,030
Take-Two Interactive Software, Inc. (a)	256	45,496
Tyler Technologies, Inc. (a)	104	55,947
Veeva Systems, Inc. Class A (a)	295	75,367
VMware, Inc. Class A	117	13,558
		6,633,633
		12,251,929

TOTAL COMMON STOCK (Cost $49,443,746)		52,547,017

TOTAL EQUITIES (Cost $49,443,746)		52,547,017

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	11,565	$11,565

TOTAL MUTUAL FUNDS (Cost $11,565)		11,565

TOTAL LONG-TERM INVESTMENTS (Cost $49,455,311)		52,558,582

TOTAL INVESTMENTS — 100.0% (Cost $49,455,311) (e)		52,558,582

Other Assets/(Liabilities) — (0.0)%		(30)

NET ASSETS — 100.0%		$52,558,552

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2021, was $11,336 or 0.02% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2021, these securities amounted to a value of $11,459 or 0.02% of net assets.

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments
December 31, 2021

	Number of Shares	Value
EQUITIES — 0.6%
COMMON STOCK — 0.6%
Consumer, Cyclical — 0.2%
Leisure Time — 0.2%
Carlson Travel, Inc. (a)	4,095	$134,111
Energy — 0.4%
Oil & Gas — 0.4%
Fieldwood Energy LLC (a) (b)	3,193	—
Fieldwood Energy LLC (a) (b) (c)	13,011	—
Tourmaline Oil Corp.	11,112	358,761
		358,761

TOTAL COMMON STOCK (Cost $605,586)		492,872

TOTAL EQUITIES (Cost $605,586)		492,872
	Principal Amount
BONDS & NOTES — 92.0%
BANK LOANS — 7.8%
Advertising — 0.2%
Clear Channel Outdoor Holdings, Inc., Term Loan B, 3 mo. USD LIBOR + 3.500%
3.629% VRN 8/21/26	$133,788	131,837
Building Materials — 0.6%
Vector WP Holdco, Inc., Term Loan B, 1 mo. USD LIBOR + 5.000%
5.750% VRN 10/12/28	453,947	449,408
Commercial Services — 1.1%
Syniverse Holdings, Inc., 2018 1st Lien Term Loan, 3 mo. USD LIBOR + 5.000%
6.000% VRN 3/09/23	896,721	890,372
Computers — 1.4%
Magenta Buyer LLC, 2021 USD 1st Lien Term Loan, 3 mo. USD LIBOR + 5.000%
5.750% VRN 7/27/28	762,512	759,889
Vision Solutions, Inc. ., 2021 2nd Lien Term Loan
0.000% FRN 4/23/29 (d)	355,114	354,005
		1,113,894

	Principal Amount	Value
Cosmetics & Personal Care — 0.1%
Hoffmaster Group, Inc., 2018 1st Lien Term Loan, 3 mo. USD LIBOR + 4.000%
5.000% VRN 11/21/23	$122,037	$113,233
Health Care – Services — 0.2%
MedAssets Software Intermediate Holdings, Inc. ., 2021 Term Loan, 3 mo. USD LIBOR + 4.000%
4.500% VRN 11/17/28	138,354	138,224
Lodging — 0.3%
Jack Ohio Finance LLC, Term Loan, 1 mo. USD LIBOR + 4.750%
4.854% VRN 10/04/28	211,893	211,232
Media — 0.5%
MSG National Properties LLC, Term Loan, 3 mo. USD LIBOR + 6.250%
7.000% VRN 11/12/25	351,379	358,406
Packaging & Containers — 0.4%
Florida Food Products, LLC, Term Loan, 3 mo. USD LIBOR + 5.000%
5.750% VRN 10/18/28	299,786	294,540
Software — 3.0%
Finastra USA, Inc., USD 2nd Lien Term Loan, 3 mo. USD LIBOR + 7.250%
8.250% VRN 6/13/25	1,400,000	1,396,024
Ivanti Software, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
5.000% VRN 12/01/27	53,209	53,225
Loyalty Ventures, Inc., Term Loan B, 1 mo. USD LIBOR + 4.500%
5.000% VRN 11/03/27	337,544	335,292
Renaissance Holding Corp., 2018 2nd Lien Term Loan, 1 mo. USD LIBOR + 7.000%
7.104% VRN 5/29/26	539,037	539,798
		2,324,339

TOTAL BANK LOANS (Cost $5,935,617)		6,025,485

CORPORATE DEBT — 84.2%
Advertising — 2.1%
Clear Channel Outdoor Holdings, Inc.
7.750% 4/15/28 (e)	220,000	235,400
7.500% 6/01/29 (e)	426,000	454,755
Midas OpCo Holdings LLC
5.625% 8/15/29 (e)	220,000	225,225

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Terrier Media Buyer, Inc.
8.875% 12/15/27 (e)	$635,000	$686,289
		1,601,669
Aerospace & Defense — 1.8%
Triumph Group, Inc.
6.250% 9/15/24 (e)	306,000	307,912
7.750% 8/15/25 (f)	1,110,000	1,101,675
		1,409,587
Airlines — 2.3%
American Airlines, Inc.
11.750% 7/15/25 (e)	379,000	467,591
American Airlines, Inc. /AAdvantage Loyalty IP Ltd.
5.500% 4/20/26 (e)	535,000	556,333
5.750% 4/20/29 (e)	229,000	244,478
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (e)	265,000	282,888
United Airlines, Inc.
4.375% 4/15/26 (e)	122,000	127,214
4.625% 4/15/29 (e)	121,000	124,781
		1,803,285
Auto Manufacturers — 0.6%
JB Poindexter & Co., Inc.
7.125% 4/15/26 (e)	435,000	455,149
Auto Parts & Equipment — 0.9%
Adient Global Holdings Ltd.
4.875% 8/15/26 (e)	170,000	173,400
Clarios Global LP/Clarios US Finance Co.
8.500% 5/15/27 (e)	467,000	495,020
		668,420
Beverages — 0.0%
Triton Water Holdings, Inc.
6.250% 4/01/29 (e)	21,000	20,141
Biotechnology — 0.4%
Emergent BioSolutions, Inc.
3.875% 8/15/28 (e) (f)	347,000	333,040
Building Materials — 1.1%
New Enterprise Stone & Lime Co., Inc.
5.250% 7/15/28 (e)	222,000	225,108
9.750% 7/15/28 (e)	602,000	644,140
		869,248
Chemicals — 1.9%
Consolidated Energy Finance SA
5.625% 10/15/28 (e)	595,000	581,612

	Principal Amount	Value
LSF11 A5 HoldCo LLC
6.625% 10/15/29 (e)	$217,000	$213,745
Olympus Water US Holding Corp.
4.250% 10/01/28 (e)	326,000	324,168
6.250% 10/01/29 (e)	233,000	227,175
Unifrax Escrow Issuer Corp.
7.500% 9/30/29 (e)	96,000	96,960
		1,443,660
Coal — 1.4%
Coronado Finance Pty Ltd.
10.750% 5/15/26 (e)	247,000	266,246
PIC AU Holdings LLC / PIC AU Holdings Corp.
10.000% 12/31/24 (e)	656,000	672,400
Warrior Met Coal, Inc.
7.875% 12/01/28 (e)	135,000	138,375
		1,077,021
Commercial Services — 2.3%
Alta Equipment Group, Inc.
5.625% 4/15/26 (e)	298,000	306,496
APi Escrow Corp.
4.750% 10/15/29 (e)	179,000	182,580
The Hertz Corp.
5.000% 12/01/29 (e)	145,000	145,124
MoneyGram International, Inc.
5.375% 8/01/26 (e)	194,000	196,910
PECF USS Intermediate Holding III Corp.
8.000% 11/15/29 (e)	52,000	53,846
Prime Security Services Borrower LLC / Prime Finance, Inc.
6.250% 1/15/28 (e)	418,000	435,765
PROG Holdings, Inc.
6.000% 11/15/29 (e)	304,000	312,804
WASH Multifamily Acquisition, Inc.
5.750% 4/15/26 (e)	124,000	130,318
		1,763,843
Computers — 1.3%
CA Magnum Holdings
5.375% 10/31/26 (e)	272,000	281,180
Diebold Nixdorf, Inc.
9.375% 7/15/25 (e)	675,000	726,800
		1,007,980
Cosmetics & Personal Care — 0.6%
Coty, Inc. /HFC Prestige Products, Inc. /HFC Prestige International US LLC
4.750% 1/15/29 (e)	446,000	453,248

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Distribution & Wholesale — 0.2%
Ritchie Bros Holdings, Inc.
4.750% 12/15/31 (e)	$167,000	$174,306
Diversified Financial Services — 4.9%
Aretec Escrow Issuer, Inc.
7.500% 4/01/29 (e)	199,000	203,649
Coinbase Global, Inc.
3.375% 10/01/28 (e)	168,000	156,870
3.625% 10/01/31 (e) (f)	136,000	125,120
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (e)	1,445,880	1,395,274
Jefferson Capital Holdings LLC
6.000% 8/15/26 (e)	209,000	211,613
Midcap Financial Issuer Trust
5.625% 1/15/30 (e)	264,000	264,688
6.500% 5/01/28 (e)	270,000	281,475
OneMain Finance Corp.
4.000% 9/15/30	169,000	166,191
5.375% 11/15/29	552,000	600,187
PRA Group, Inc.
5.000% 10/01/29 (e)	385,000	385,962
		3,791,029
Electric — 1.4%
PG&E Corp.
5.000% 7/01/28	567,000	596,382
Pike Corp.
5.500% 9/01/28 (e)	447,000	448,019
		1,044,401
Electronics — 1.1%
Atkore, Inc.
4.250% 6/01/31 (e)	347,000	355,675
Ii Vi, Inc. Co. Guar 144a 12/29 5
5.000% 12/15/29 (e)	448,000	457,336
		813,011
Engineering & Construction — 0.3%
Arcosa, Inc. Co.
4.375% 4/15/29 (e)	108,000	109,485
Railworks Holdings LP / Railworks Rally, Inc.
8.250% 11/15/28 (e)	117,000	120,510
		229,995
Entertainment — 1.0%
Banijay Entertainment SASU
5.375% 3/01/25 (e)	241,000	245,820
Caesars Entertainment, Inc.
4.625% 10/15/29 (e)	78,000	78,000
CCM Merger, Inc.
6.375% 5/01/26 (e)	193,000	200,961

	Principal Amount	Value
Live Nation Entertainment, Inc.
4.750% 10/15/27 (e)	$264,000	$271,260
		796,041
Food — 3.2%
JBS Finance Luxembourg Sarl
3.625% 1/15/32 (e)	420,000	421,579
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.500% 1/15/30 (e)	826,000	898,275
6.500% 4/15/29 (e)	1,027,000	1,129,710
		2,449,564
Forest Products & Paper — 0.7%
Clearwater Paper Corp.
4.750% 8/15/28 (e)	230,000	234,025
Sylvamo Corp.
7.000% 9/01/29 (e)	270,000	282,085
		516,110
Health Care – Products — 0.3%
Mozart Debt Merger Sub, Inc.
5.250% 10/01/29 (e)	229,000	232,124
Health Care – Services — 2.2%
CHS/Community Health Systems, Inc.
4.750% 2/15/31 (e)	108,000	108,945
6.125% 4/01/30 (e)	213,000	210,725
ModivCare Escrow Issuer, Inc.
5.000% 10/01/29 (e)	143,000	146,040
Radiology Partners, Inc.
9.250% 2/01/28 (e)	655,000	687,829
Tenet Healthcare Corp.
4.375% 1/15/30 (e)	165,000	167,092
6.125% 10/01/28 (e)	350,000	369,674
		1,690,305
Home Builders — 1.5%
Empire Communities Corp.
7.000% 12/15/25 (e)	123,000	127,305
M/I Homes, Inc.
4.950% 2/01/28	368,000	382,720
Mattamy Group Corp.
4.625% 3/01/30 (e)	668,000	680,325
		1,190,350
Home Furnishing — 0.0%
Tempur Sealy International, Inc.
3.875% 10/15/31 (e)	13,000	13,025
Insurance — 0.7%
AmWINS Group, Inc.
4.875% 6/30/29 (e)	175,000	176,750

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc.
7.625% 10/15/25 (e)	$305,269	$323,585
		500,335
Internet — 2.0%
Acuris Finance Us, Inc. / Acuris Finance SARL
5.000% 5/01/28 (e)	359,000	357,205
Getty Images, Inc.
9.750% 3/01/27 (e)	74,000	78,384
ION Trading Technologies Sarl
5.750% 5/15/28 (e)	298,000	306,940
Millennium Escrow Corp.
6.625% 8/01/26 (e)	296,000	296,740
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc.
4.750% 4/30/27 (e)	114,000	112,860
6.000% 2/15/28 (e) (f)	171,000	167,580
10.750% 6/01/28 (e)	169,000	184,210
		1,503,919
Leisure Time — 2.8%
Carnival Corp.
5.750% 3/01/27 (e)	487,000	487,000
6.000% 5/01/29 (e)	305,000	303,475
CWT Travel Group, Inc.
8.500% 11/19/26 (e) (g)	426,990	434,838
NCL Corp. Ltd.
5.875% 3/15/26 (e)	499,000	496,790
NCL Finance Ltd.
6.125% 3/15/28 (e)	94,000	92,590
Royal Caribbean Cruises Ltd.
5.500% 8/31/26 (e)	343,000	348,762
		2,163,455
Lodging — 0.8%
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
4.875% 7/01/31 (e)	199,000	199,000
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp.
5.875% 5/15/25 (e)	184,000	183,080
Travel & Leisure Co.
6.625% 7/31/26 (e)	213,000	236,183
		618,263
Machinery – Diversified — 0.3%
OT Merger Corp.
7.875% 10/15/29 (e)	219,000	215,441

	Principal Amount	Value
Media — 7.0%
Altice Financing SA
5.000% 1/15/28 (e)	$152,000	$148,335
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% 1/15/34 (e)	486,000	478,140
Clear Channel Worldwide Holdings, Inc.
5.125% 8/15/27 (e)	64,000	66,225
CSC Holdings LLC
4.625% 12/01/30 (e)	311,000	294,284
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc.
5.875% 8/15/27 (e)	543,000	555,668
DISH DBS Corp.
5.750% 12/01/28 (e)	68,000	68,680
DISH DBS Corp.
5.250% 12/01/26 (e)	53,000	53,816
7.375% 7/01/28	32,000	32,400
DISH Network Corp.
3.375% 8/15/26	680,000	643,656
Gray Escrow II, Inc.
5.375% 11/15/31 (e)	246,000	253,072
iHeartCommunications, Inc.
8.375% 5/01/27	482,000	508,192
LCPR Senior Secured Financing DAC
5.125% 7/15/29 (e)	465,000	467,325
6.750% 10/15/27 (e)	283,000	297,150
Nexstar Media, Inc.
4.750% 11/01/28 (e)	118,000	120,213
Radiate Holdco LLC / Radiate Finance, Inc.
6.500% 9/15/28 (e)	336,000	337,524
Sinclair Television Group Inc, SERIES 144A, 144A,
5.125% 2/15/27 (e)	144,000	139,680
Sirius XM Radio, Inc.
3.125% 9/01/26 (e)	138,000	138,040
3.875% 9/01/31 (e)	333,000	326,490
Townsquare Media, Inc.
6.875% 2/01/26 (e)	178,000	188,902
Virgin Media Secured Finance PLC
4.500% 8/15/30 (e)	280,000	281,767
		5,399,559
Metal Fabricate & Hardware — 0.1%
Park-Ohio Industries, Inc.
6.625% 4/15/27	83,000	80,552

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mining — 1.9%
Compass Minerals International, Inc.
4.875% 7/15/24 (e)	$294,000	$300,615
6.750% 12/01/27 (e)	192,000	203,295
First Quantum Minerals Ltd.
7.250% 4/01/23 (e)	407,000	411,680
Hecla Mining Co.
7.250% 2/15/28	423,000	453,139
Novelis Corp.
3.250% 11/15/26 (e)	48,000	48,420
3.875% 8/15/31 (e)	50,000	49,688
		1,466,837
Oil & Gas — 10.4%
Apache Corp.
4.750% 4/15/43 (f)	65,000	71,500
5.100% 9/01/40	130,000	146,900
5.350% 7/01/49	197,000	225,073
Chesapeake Energy Corp.
5.500% 2/01/26 (e)	90,000	94,725
5.875% 2/01/29 (e)	182,000	194,695
Comstock Resources, Inc.
5.875% 1/15/30 (e)	114,000	116,850
6.750% 3/01/29 (e)	126,000	136,492
CVR Energy, Inc.
5.750% 2/15/28 (e) (f)	949,000	923,377
Hilcorp Energy I LP / Hilcorp Finance Co.
6.250% 11/01/28 (e)	365,000	383,706
MEG Energy Corp.
7.125% 2/01/27 (e)	379,000	403,605
Murphy Oil Corp.
6.375% 7/15/28	182,000	193,435
Nabors Industries Ltd.
7.250% 1/15/26 (e)	276,000	255,300
7.500% 1/15/28 (e)	119,000	107,695
Nabors Industries, Inc.
7.375% 5/15/27 (e)	227,000	234,902
Neptune Energy Bondco PLC
6.625% 5/15/25 (e)	594,000	606,622
Occidental Petroleum Corp.
4.200% 3/15/48	31,000	31,000
4.400% 4/15/46	198,000	202,950
4.400% 8/15/49	78,000	78,975
4.500% 7/15/44	81,000	83,430
5.875% 9/01/25	178,000	196,245
6.125% 1/01/31 (f)	387,000	471,598
6.200% 3/15/40	550,000	676,500
6.375% 9/01/28	182,000	216,096
6.450% 9/15/36	215,000	274,125

	Principal Amount	Value
6.600% 3/15/46	$352,000	$456,720
6.950% 7/01/24	88,000	97,588
Parkland Corp.
4.625% 5/01/30 (e)	105,000	104,344
Range Resources Corp. Co. Guar 01/29 8.25
8.250% 1/15/29	123,000	137,145
Rockcliff Energy II LLC
5.500% 10/15/29 (e)	124,000	127,720
Southwestern Energy Co.
4.750% 2/01/32	242,000	254,758
Transocean Guardian Ltd.
5.875% 1/15/24 (e)	31,490	29,837
Transocean Poseidon Ltd.
6.875% 2/01/27 (e)	29,000	28,021
Transocean, Inc.
7.250% 11/01/25 (e)	172,000	132,440
7.500% 1/15/26 (e)	241,000	179,545
8.000% 2/01/27 (e)	200,000	144,000
		8,017,914
Oil & Gas Services — 0.6%
Weatherford International Ltd.
6.500% 9/15/28 (e)	126,000	133,320
8.625% 4/30/30 (e)	302,000	313,521
		446,841
Packaging & Containers — 1.5%
Mauser Packaging Solutions Holding Co.
7.250% 4/15/25 (e)	781,000	782,980
Trident TPI Holdings, Inc.
9.250% 8/01/24 (e)	386,000	403,370
		1,186,350
Pharmaceuticals — 3.5%
AdaptHealth LLC
5.125% 3/01/30 (e)	451,000	458,892
Bausch Health Americas, Inc.
8.500% 1/31/27 (e)	250,000	262,500
Bausch Health Cos., Inc.
4.875% 6/01/28 (e)	295,000	301,638
5.000% 1/30/28 (e)	446,000	410,320
5.250% 1/30/30 (e)	320,000	281,600
5.250% 2/15/31 (e)	384,000	337,440
Par Pharmaceutical, Inc.
7.500% 4/01/27 (e)	629,000	642,794
		2,695,184

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pipelines — 8.2%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.375% 6/15/29 (e)	$853,000	$891,385
Buckeye Partners LP
5.850% 11/15/43	66,000	64,763
CQP Holdco LP / BIP-V Chinook Holdco LLC
5.500% 6/15/31 (e)	379,000	395,581
DCP Midstream Operating LP
5.625% 7/15/27	216,000	244,080
EnLink Midstream LLC
5.375% 6/01/29	173,000	176,892
EnLink Midstream Partners LP
4.850% 7/15/26	56,000	58,940
5.450% 6/01/47	97,000	97,863
5.600% 4/01/44	257,000	259,204
EQM Midstream Partners LP
4.500% 1/15/29 (e)	157,000	163,280
4.750% 1/15/31 (e)	142,000	150,165
6.000% 7/01/25 (e)	182,000	197,925
6.500% 7/01/27 (e)	151,000	169,120
Genesis Energy LP/Genesis Energy Finance Corp.
6.500% 10/01/25	440,000	434,500
Harvest Midstream I LP
7.500% 9/01/28 (e)	228,000	243,960
ITT Holdings LLC
6.500% 8/01/29 (e)	565,000	559,350
NGL Energy Operating LLC / NGL Energy Finance Corp.
7.500% 2/01/26 (e)	546,000	563,090
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
4.875% 2/01/31	295,000	320,355
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.000% 1/15/28	33,000	34,772
5.500% 3/01/30	28,000	30,590
6.875% 1/15/29	61,000	68,246
Venture Global Calcasieu Pass LLC
3.875% 8/15/29 (e)	133,000	137,987
4.125% 8/15/31 (e)	152,000	161,120
Western Midstream Operating LP
5.300% STEP 2/01/30	145,000	159,648
5.300% 3/01/48	399,000	480,795
5.450% 4/01/44	202,000	241,390
		6,305,001

	Principal Amount	Value
Real Estate — 0.4%
Realogy Group LLC / Realogy Co-Issuer Corp.
5.750% 1/15/29 (e)	$311,000	$318,775
Real Estate Investment Trusts (REITS) — 1.6%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.750% 6/15/29 (e)	425,000	435,625
RLJ Lodging Trust LP
3.750% 7/01/26 (e)	107,000	107,589
Service Properties Trust
3.950% 1/15/28	73,000	66,823
4.375% 2/15/30	115,000	105,800
4.950% 2/15/27	58,000	56,260
7.500% 9/15/25	267,000	289,393
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC
7.875% 2/15/25 (e)	25,000	26,094
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC
4.750% 4/15/28 (e)	180,000	178,511
		1,266,095
Retail — 4.6%
Asbury Automotive Group, Inc.
4.625% 11/15/29 (e)	81,000	82,519
At Home Group, Inc.
7.125% 7/15/29 (e)	294,000	288,855
Bath & Body Works, Inc.
6.875% 11/01/35	299,000	371,508
Bath & Body Works, Inc.
6.750% 7/01/36	97,000	119,795
BCPE Ulysses Intermediate, Inc.
7.750% 4/01/27 (e)	405,000	399,937
Macy’s Retail Holdings LLC
5.875% 4/01/29 (e) (f)	40,000	42,650
Michaels Cos., Inc.
5.250% 5/01/28 (e)	87,000	86,891
Michaels Cos., Inc.
7.875% 5/01/29 (e)	29,000	28,565
NMG Holding Co., Inc. / Neiman Marcus Group LLC
7.125% 4/01/26 (e)	473,000	502,028
Nordstrom, Inc.
4.000% 3/15/27	65,000	65,325
4.375% 4/01/30 (f)	65,000	65,571
5.000% 1/15/44 (f)	331,000	308,658
Sonic Automotive, Inc.
4.625% 11/15/29 (e)	108,000	109,026

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
4.875% 11/15/31 (e)	$63,000	$63,611
Staples, Inc.
7.500% 4/15/26 (e)	461,000	473,677
10.750% 4/15/27 (e) (f)	422,000	397,735
Superior Plus LP / Superior General Partner, Inc.
4.500% 3/15/29 (e)	145,000	149,037
		3,555,388
Software — 0.7%
Avaya Holdings Corp., Convertible,
2.250% 6/15/23	335,000	352,923
Consensus Cloud Solutions, Inc.
6.000% 10/15/26 (e)	94,000	97,769
6.500% 10/15/28 (e)	68,000	71,060
		521,752
Telecommunications — 2.3%
Altice France SA
5.125% 7/15/29 (e)	368,000	358,966
CommScope Technologies Finance LLC
6.000% 6/15/25 (e)	196,000	196,000
Consolidated Communications, Inc.
6.500% 10/01/28 (e)	391,000	410,550
Frontier Communications Holdings LLC
6.000% 1/15/30 (e) (f)	572,000	574,860
Telecom Italia Capital
6.000% 9/30/34	46,000	48,652
Windstream Escrow LLC / Windstream Escrow Finance Corp.
7.750% 8/15/28 (e)	179,000	189,822
		1,778,850
Transportation — 1.3%
Carriage Purchaser, Inc.
7.875% 10/15/29 (e)	186,000	178,560
First Student Bidco, Inc./First Transit Parent, Inc.
4.000% 7/31/29 (e)	425,000	413,100
Seaspan Corp.
5.500% 8/01/29 (e)	425,000	429,250
		1,020,910

TOTAL CORPORATE DEBT (Cost $62,637,994)		64,907,973

TOTAL BONDS & NOTES (Cost $68,573,611)		70,933,458

	Number of Shares	Value
MUTUAL FUNDS — 4.7%
Diversified Financial Services — 4.7%
State Street Navigator Securities Lending Government Money Market Portfolio (h)	3,615,475	$3,615,475

TOTAL MUTUAL FUNDS (Cost $3,615,475)		3,615,475

TOTAL LONG-TERM INVESTMENTS (Cost $72,794,672)		75,041,805
	Principal Amount
SHORT-TERM INVESTMENTS — 6.3%
Commercial Paper — 3.9%
Danaher Corp.
0.254% 1/26/22 (e)	$1,000,000	999,816
Eversource Energy
0.243% 1/11/22 (e)	1,000,000	999,962
Tampa Electric Co.
0.355% 1/10/22 (e)	1,000,000	999,977
		2,999,755
Repurchase Agreement — 2.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/21, 0.000%, due 1/03/22 (i)	1,868,997	1,868,997

TOTAL SHORT-TERM INVESTMENTS (Cost $4,868,669)		4,868,752

TOTAL INVESTMENTS — 103.6% (Cost $77,663,341) (j)		79,910,557

Other Assets/(Liabilities) — (3.6)%		(2,779,111)

NET ASSETS — 100.0%		$77,131,446

Abbreviation Legend

FRN	Floating Rate Note
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2021, these securities amounted to a value of $134,111 or 0.17% of net assets.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(b)	Investment was valued using significant unobservable inputs.
(c)	Non-income producing security.
(d)	All or a portion of the security represents unsettled loan commitments at December 31, 2021 where the rate will be determined at time of settlement.
(e)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2021, the aggregate market value of these securities amounted to $55,005,850 or 71.31% of net assets.

(f)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2021, was $4,118,417 or 5.34% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $597,779 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	Represents investment of security lending cash collateral. (Note 2).
(i)

Maturity value of $1,868,997. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 7/31/28, and an aggregate market value, including accrued interest, of $1,906,463.

(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments
December 31, 2021

	Principal Amount	Value
BONDS & NOTES — 88.3%
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 49.1%
Automobile Asset-Backed Securities — 3.1%
American Credit Acceptance Receivables Trust, Series 2019-1, Class C
3.500% 4/14/25 (a)	$138,429	$138,622
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class C
4.530% 3/20/23 (a)	194,000	195,005
Carvana Auto Receivables Trust
Series 2020-N3, Class B, 0.660% 6/12/28	5,879,000	5,826,811
Series 2021-P2, 1.880% 5/10/28 (a)	723,013	722,954
Drive Auto Receivables Trust, Series 2019-1, Class C
3.780% 4/15/25	84,774	84,889
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A
3.430% 12/16/24 (a)	17,768	17,774
Westlake Automobile Receivables Trust, Series 2020-3A, Class D
1.650% 2/17/26 (a)	2,306,000	2,305,899
		9,291,954
Commercial Mortgage-Backed Securities — 2.9%
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500%
1.610% FRN 7/15/35 (a)	1,000,000	996,259
BX Commercial Mortgage Trust
Series 2020-BXLP, Class E, 1 mo. USD LIBOR + 1.600% 1.710% FRN 12/15/36 (a)	1,085,553	1,080,806
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 1.810% FRN 11/15/35 (a)	267,985	267,911
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 2.110% FRN 10/15/36 (a)	1,487,500	1,479,197
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD LIBOR + 1.750%
1.860% FRN 12/15/37 (a)	308,865	308,492
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 1 mo. USD LIBOR + 1.600%
1.710% FRN 5/15/36 (a)	4,000,000	3,985,023

	Principal Amount	Value
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
1.910% FRN 5/15/36 (a)	$476,000	$473,922
		8,591,610
Home Equity Asset-Backed Securities — 1.5%
Centex Home Equity Loan Trust, Series 2006-A, Class M1, 1 mo. USD LIBOR + .450%
0.552% FRN 6/25/36	596,284	592,812
Citigroup Mortgage Loan Trust, Series 2006-HE2, Class M1, 1 mo. USD LIBOR + .290%
0.538% FRN 8/25/36	816,481	811,885
Home Equity Asset Trust, Series 2005-9, Class M1, 1 mo. USD LIBOR + .615%
0.717% FRN 4/25/36	2,176,004	2,160,798
Residential Asset Securities Trust, Series 2005-EMX1, Class M1, 1 mo. USD LIBOR + .645%
0.747% FRN 3/25/35	770,059	769,450
		4,334,945
Other Asset-Backed Securities — 24.4%
321 Henderson Receivables LLC
Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200% 0.310% FRN 3/15/41 (a)	118,956	118,483
Series 2006-3A, Class A1, 1 mo. USD LIBOR + .200% 0.310% FRN 9/15/41 (a)	78,935	77,489
Series 2006-4A, Class A1, 1 mo. USD LIBOR + .200% 0.310% FRN 12/15/41 (a)	49,919	49,846
Affirm Asset Securitization Trust
Series 2021-Z1, Class A, 1.070% 8/15/25 (a)	1,976,514	1,972,625
Series 2021-Z2, Class A, 1.170% 11/16/26 (a)	1,750,000	1,746,939
Series 2020-Z2, Class A, 1.900% 1/15/25 (a)	1,847,287	1,856,302
Series 2020-A, Class A, 2.100% 2/18/25 (a)	6,800,000	6,822,171
Series 2020-Z1, Class A, 3.460% 10/15/24 (a)	1,083,528	1,100,641
Series 2021-A, Class D, 3.490% 8/15/25 (a)	1,600,000	1,608,808
Series 2020-A, Class B, 3.540% 2/18/25 (a)	1,000,000	1,006,408

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Arbor Realty Commercial Real Estate Notes, Series 2018-FL1, Class A, 1 mo. USD LIBOR + 1.150%
1.260% FRN 6/15/28 (a)	$780,000	$779,754
Bankers HealthCare Group Securitization Trust, Series 2021-B, Class A
0.900% 10/17/34 (a)	1,596,991	1,587,600
Citigroup Mortgage Loan Trust, Series 2006-WFH2, Class M1, 1 mo. USD LIBOR + .405%
0.508% FRN 8/25/36	836,611	836,234
Crossroads Asset Trust, Series 2021-A, Class A2
0.820% 3/20/24 (a)	534,402	534,687
FCI Funding LLC
Series 2021-1A, Class A, 1.130% 4/15/33 (a)	3,337,503	3,319,580
Series 2021-1A, Class B, 1.530% 4/15/33 (a)	2,225,265	2,214,774
Series 2019-1A, Class A, 3.630% 2/18/31 (a)	51,490	51,692
First Franklin Mortgage Loan Trust
Series 2006-FF15, Class A5, 1 mo. USD LIBOR + .160% 0.262% FRN 11/25/36	630,203	618,274
Series 2005-FF9, Class A4, 1 mo. USD LIBOR + .720% 0.822% FRN 10/25/35	512,922	511,407
FNA VI LLC, Series 2021-1A, Class A
1.350% 1/10/32 (a) (b)	4,050,226	4,006,437
FREED ABS Trust
Series 2021-2, Class A, 0.680% 6/19/28 (a)	1,086,970	1,086,729
Series 2021-2, Class B, 1.030% 6/19/28 (a)	2,348,000	2,338,712
Gracie Point International Funding, Series 2021-1A, Class A, 1 mo. USD LIBOR + .750%
0.849% FRN 11/01/23 (a)	3,732,409	3,741,109
JP Morgan Mortgage Acquisition Trust, Series 2007-CH3, Class A5, 1 mo. USD LIBOR + .260%
0.362% FRN 3/25/37	238,269	235,185
LCM Ltd., Series 19A, Class AR, 3 mo. USD LIBOR + 1.240%
1.364% FRN 7/15/27 (a)	604,175	604,400
Lendmark Funding Trust, Series 2019-2A, Class A
2.780% 4/20/28 (a)	6,600,000	6,696,452

	Principal Amount	Value
Long Beach Mortgage Loan Trust
Series 2004-5, Class A1, 1 mo. USD LIBOR + .320% 0.422% FRN 9/25/34	$20,554	$20,551
Series 2006-WL1, Class 2A4, 1 mo. USD LIBOR + .680% 0.782% FRN 1/25/46	209,173	209,173
Marlette Funding Trust
Series 2020-1A, Class B, 2.380% 3/15/30 (a)	1,590,755	1,596,475
Series 2019-4A, Class A, 2.390% 12/17/29 (a)	164,856	164,999
Series 2019-2A, Class B, 3.530% 7/16/29 (a)	888,676	891,889
MVW Owner Trust, Series 2017-1A, Class A
2.420% 12/20/34 (a)	42,861	43,575
New Residential Advance Receivables Trust Advance Receivables Backed
Series 2020-T1, Class AT1, ABS, 144A, 1.426% 8/15/53 (a)	2,250,000	2,248,922
Series 2020-T3, Class CT3, 1.814% 10/15/52 (a)	536,400	531,717
Series 2020-T1, Class BT1, 1.823% 8/15/53 (a)	1,100,000	1,096,048
NP SPE II LLC, Series 2019-1A, Class A1
2.574% 9/20/49 (a)	258,780	256,979
Orange Lake Timeshare Trust, Series 2016-A, Class A
2.610% 3/08/29 (a)	101,556	102,408
Pagaya AI Debt Selection Trust, Series 2021-3, Class A
1.150% 5/15/29 (a)	3,820,676	3,805,246
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I
4.262% 9/05/48 (a)	2,322,000	2,283,436
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
2.952% FRN 2/25/23 (a)	440,000	441,111
Sierra Receivables Funding LLC
Series 2019-3A, Class C, 3.000% 8/20/36 (a)	1,242,663	1,257,146
Series 2019-1A, Class C, 3.770% 1/20/36 (a)	281,024	287,553
Series 2019-3A, Class D, 4.180% 8/20/36 (a)	318,192	321,438
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	254,260	259,690

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SoFi Consumer Loan Program Trust, Series 2019-3, Class D
3.890% 5/25/28 (a)	$946,000	$960,614
Structured Asset Investment Loan Trust, Series 2005-2, Class M2, 1 mo. USD LIBOR + .735%
0.837% FRN 3/25/35	1,014,347	1,011,401
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC6, Class A4, 1 mo. USD LIBOR + .170% 0.272% FRN 1/25/37	312,837	311,183
Series 2006-WF1, Class M4, 1 mo. USD LIBOR + .645% 0.747% FRN 2/25/36	494,464	494,219
Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + 1.200% 1.302% FRN 11/25/35 (a)	641,306	629,717
Upstart Securitization Trust
Series 2021-4, Class A, 0.840% 9/20/31 (a)	5,347,414	5,295,906
Series 2020-3, Class A, 1.702% 11/20/30 (a)	1,383,814	1,387,938
Westgate Resorts LLC, Series 2018-1A, Class A
3.380% 12/20/31 (a)	160,913	161,565
		71,593,637
Student Loans Asset-Backed Securities — 7.7%
Chase Education Loan Trust, Series 2007-A, Class A4, 3 mo. USD LIBOR + .100%
0.320% FRN 3/28/68	2,279,972	2,228,154
College Loan Corp. Trust, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%
0.614% FRN 1/15/37	350,682	323,273
Commonbond Student Loan Trust
Series 2021-AGS, Class B, 1.400% 3/25/52 (a)	261,314	257,358
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	19,362	19,422
DRB Prime Student Loan Trust, Series 2017-A, Class A1, 1 mo. USD LIBOR + .850%
0.953% FRN 5/27/42 (a)	629,039	629,886
EdLinc Student Loan Funding Trust, Series 2017-A, Class A, PRIME - 1.150%
2.100% FRN 12/01/47 (a)	372,419	374,115
Edsouth Indenture
No.9 LLC, Series 2015-1, Class A, 1 mo. USD LIBOR + .800% 0.903% FRN 10/25/56 (a)	276,247	276,938

	Principal Amount	Value
No.10 LLC, Series 2015-2, Class B, 1 mo. USD LIBOR + 1.500% 1.603% FRN 12/25/58 (a)	$1,000,000	$999,595
ELFI Graduate Loan Program LLC, Series 2018-A, Class A1, 1 mo. USD LIBOR + .750%
0.853% FRN 8/25/42 (a)	280,724	280,877
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + .700%
0.880% FRN 8/25/48 (a)	193,385	193,397
JP Morgan Student Loan Trust, Series 2007-A, Class B, 3 mo. USD LIBOR + .350%
0.482% FRN 6/28/39 (a)	395,704	365,045
KeyCorp Student Loan Trust, Series 2005-A, Class 2B, 3 mo. USD LIBOR + .730%
0.950% FRN 9/27/38	570,548	570,467
Laurel Road Prime Student Loan Trust, Series 2019-A, Class A1FX
2.340% 10/25/48 (a)	223,618	225,201
Navient Private Education Refi Loan Trust
Series 2021-A, Class A, 0.840% 5/15/69 (a)	2,778,586	2,737,028
Series 2020-HA, Class A, 1.310% 1/15/69 (a)	558,892	557,252
Navient Student Loan Trust
Series 2017-3A, Class A2, 1 mo. USD LIBOR + .600% 0.703% FRN 7/26/66 (a)	409,920	410,655
Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150% 1.253% FRN 7/26/66 (a)	408,008	413,462
Series 2015-AA, Class A2B, 1 mo. USD LIBOR + 1.200% 1.310% FRN 12/15/28 (a)	184,568	184,952
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%
1.853% FRN 12/26/40 (a)	91,173	91,236
Nelnet Student Loan Trust
Series 2006-2, Class B, 3 mo. USD LIBOR + .200% 0.324% FRN 1/25/38	560,186	510,890
Series 2005-2, Class B, 3 mo. USD LIBOR + .170% 0.384% FRN 3/23/37	854,830	793,776
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 0.461% FRN 6/25/41	270,877	250,353

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2004-3, Class B, 3 mo. USD LIBOR + .350% 0.474% FRN 10/25/40	$870,503	$813,746
Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500% 1.603% FRN 6/25/41 (a)	375,000	375,000
SLC Student Loan Trust
Series 2006-2, Class B, 3 mo. USD LIBOR + .230% 0.433% FRN 12/15/39	979,860	888,069
Series 2005-2, Class B, 3 mo. USD LIBOR + .280% 0.483% FRN 3/15/40	1,479,760	1,375,231
SLM Student Loan Trust
Series 2005-5, Class A4, 3 mo. USD LIBOR + .140% 0.264% FRN 10/25/28	217,349	216,506
Series 2006-4, Class B, 3 mo. USD LIBOR + .200% 0.324% FRN 1/25/70	296,809	279,327
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 0.334% FRN 10/25/40	322,919	303,419
Series 2006-2, Class B, 3 mo. USD LIBOR + .220% 0.344% FRN 1/25/41	348,052	327,040
Series 2003-14, Class A6, 3 mo. USD LIBOR + .300% 0.424% FRN 7/25/25	125,867	125,760
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 0.434% FRN 1/25/55	311,614	296,935
Series 2004-8, Class B, 3 mo. USD LIBOR + .460% 0.584% FRN 1/25/40	341,676	324,358
Series 2004-3, Class B, 3 mo. USD LIBOR + .470% 0.594% FRN 10/25/64	238,094	229,405
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 0.853% FRN 12/15/38	341,167	327,033
SMB Private Education Loan Trust
Series 2018-B, Class A2B, 1 mo. USD LIBOR + .720% 0.830% FRN 1/15/37 (a)	956,792	956,579
Series 2019-A, Class A2B, 1 mo. USD LIBOR + .870% 0.980% FRN 7/15/36 (a)	1,203,783	1,207,909
SoFi Alternative Trust, Series 2019-C, Class PT,
5.431% VRN 1/25/45 (a) (c)	852,574	899,960

	Principal Amount	Value
SoFi Professional Loan Program LLC
Series 2017-A, Class A1, 1 mo. USD LIBOR + .700% 0.803% FRN 3/26/40 (a)	$108,924	$108,932
Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750% 1.852% FRN 8/25/36 (a)	144,525	144,803
Series 2016-B, Class A2B, 2.740% 10/25/32 (a)	620,673	624,143
		22,517,487
Whole Loan Collateral Collateralized Mortgage Obligations — 9.5%
BRAVO Residential Funding Trust, Series 2019-NQM1, Class A1,
2.666% VRN 7/25/59 (a) (c)	2,691,838	2,690,669
Cascade Funding Mortgage Trust, Series 2021-EBO1, Class A,
0.985% VRN 11/25/50 (a) (c)	2,190,392	2,185,052
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000%
1.042% FRN 8/25/49 (a)	1,227,376	1,228,746
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A3,
3.030% VRN 7/25/49 (a) (c)	308,106	307,802
NewRez Warehouse Securitization Trust 2021-1, Series 2021-1, Class A, 1 mo. USD LIBOR + .750%
0.852% FRN 5/25/55 (a)	4,667,000	4,671,457
Oceanview Trust 2021-EBO1
Series 2021-1, Class A, 1.219% VRN 12/25/51 (a) (c)	5,353,282	5,345,517
Series 2021-1, Class M3, 3.090% VRN 12/25/51 (a) (c)	2,000,000	1,998,807
Onslow Bay Financial LLC
Series 2020-EXP1, Class 2A2, 1 mo. USD LIBOR + .950% 1.052% FRN 2/25/60 (a)	639,870	640,473
Series 2021-NQM2, Class A2, 1.357% VRN 5/25/61 (a) (c)	1,803,936	1,792,150
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-4, Class 1APT, 1 mo. USD LIBOR + .620%
0.722% FRN 11/25/35	446,626	445,541
PSMC Trust, Series 2020-2, Class A2,
3.000% VRN 5/25/50 (a) (c)	1,102,295	1,110,449
Starwood Mortgage Residential Trust
Series 2021-1, Class A3, 1.528% VRN 5/25/65 (a) (c)	2,871,869	2,861,830
Series 2019-INV1, Class A3, 2.916% VRN 9/27/49 (a) (c)	919,707	925,447

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Verus Securitization Trust
Series 2021-3, Class A3, 1.437% VRN 6/25/66 (a) (c)	$1,130,896	$1,120,871
Series 2019-INV2, Class A3, 3.219% VRN 7/25/59 (a) (c)	675,705	679,772
		28,004,583

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $143,818,718)		144,334,216

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (d) — 11.4%
Pass-Through Securities — 0.1%
Federal Home Loan Mortgage Corp. Pool #1Q0239, 1 year CMT + 2.200% 2.325% 3/01/37	130,485	136,805
Whole Loans — 11.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2021-DNA1, Class M1, SOFR30A + .650% 0.700% FRN 1/25/51 (a)	369,139	369,110
Series 2021-DNA6, Class M1, SOFR30A + .800% 0.850% FRN 10/25/41 (a)	6,550,000	6,550,839
Series 2021-HQA3, Class M1, SOFR30A + .850% 0.900% FRN 9/25/41 (a)	7,667,000	7,662,227
Series 2020-DNA6, Class M1, SOFR30A + .900% 0.950% FRN 12/25/50 (a)	336,081	335,992
Series 2018-DNA2, Class M2AS, 1 mo. USD LIBOR + .950% 1.053% FRN 12/25/30 (a)	1,500,000	1,496,267
Series 2020-DNA1, Class M2, 1 mo. USD LIBOR + 1.700% 1.803% FRN 1/25/50 (a)	2,385,191	2,391,383
Series 2018-DNA3, Class M2A, 1 mo. USD LIBOR + 2.100% 2.203% FRN 9/25/48 (a)	1,505,000	1,516,976
Series 2018-DNA2, Class M2A, 1 mo. USD LIBOR + 2.150% 2.253% FRN 12/25/30 (a)	3,800,000	3,829,531
Series 2020-DNA5, Class M2, SOFR30A + 2.800% 2.850% FRN 10/25/50 (a)	357,066	359,855
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2021-R01, Class 1M1, SOFR30A + .750% 0.800% FRN 10/25/41 (a)	3,361,841	3,363,846

	Principal Amount	Value
Series 2019-R05, Class 1M2, 1 mo. USD LIBOR + 2.000% 2.103% FRN 7/25/39 (a)	$1,073,472	$1,074,448
Series 2019-R03, Class 1M2, 1 mo. USD LIBOR + 2.150% 2.253% FRN 9/25/31 (a)	2,759,286	2,770,595
Series 2019-R02, Class 1M2, 1 mo. USD LIBOR + 2.300% 2.403% FRN 8/25/31 (a)	1,498,214	1,504,559
		33,225,628

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $33,362,005)		33,362,433

U.S. TREASURY OBLIGATIONS — 27.8%
U.S. Treasury Bonds & Notes — 27.8%
U.S. Treasury Inflation Index
0.125% 7/15/24	2,940,464	3,134,752
0.125% 10/15/24	3,341,056	3,568,861
0.125% 4/15/25	2,703,063	2,891,802
0.125% 10/15/25	1,705,104	1,838,415
0.125% 4/15/26	3,374,080	3,641,832
0.125% 7/15/26	2,883,950	3,131,677
0.125% 10/15/26	1,416,688	1,540,814
0.125% 1/15/30	2,579,400	2,863,940
0.125% 7/15/30	2,804,074	3,138,482
0.125% 1/15/31	3,000,800	3,361,189
0.125% 7/15/31	4,333,098	4,872,704
0.125% 2/15/51	2,495,912	2,957,850
0.250% 1/15/25	2,364,086	2,533,035
0.250% 7/15/29	2,648,475	2,968,568
0.250% 2/15/50	645,324	781,422
0.375% 7/15/25 (e)	2,792,642	3,033,562
0.375% 1/15/27	2,117,714	2,329,774
0.375% 7/15/27	2,599,920	2,885,150
0.500% 1/15/28	1,429,288	1,599,686
0.625% 1/15/24	888,810	945,923
0.625% 1/15/26	1,425,569	1,565,899
0.625% 2/15/43	962,168	1,196,621
0.750% 7/15/28	2,010,384	2,302,949
0.750% 2/15/42	1,162,544	1,469,755
0.750% 2/15/45	2,260,451	2,911,036
0.875% 1/15/29	2,190,200	2,533,531
0.875% 2/15/47	572,750	773,962
1.000% 2/15/46	233,402	319,113
1.000% 2/15/48	897,064	1,258,605
1.000% 2/15/49	494,492	702,313
1.375% 2/15/44	1,186,460	1,693,950

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
2.000% 1/15/26	$835,908	$967,368
2.125% 2/15/40	383,802	587,652
2.125% 2/15/41	820,742	1,270,948
2.375% 1/15/25	2,053,730	2,339,006
2.375% 1/15/27	1,782,521	2,153,264
2.500% 1/15/29	772,752	988,142
3.375% 4/15/32	389,458	579,478
3.625% 4/15/28	769,334	1,022,342
3.875% 4/15/29	841,020	1,171,662
		81,827,034

TOTAL U.S. TREASURY OBLIGATIONS (Cost $80,539,922)		81,827,034

TOTAL BONDS & NOTES (Cost $257,720,645)		259,523,683

TOTAL PURCHASED OPTIONS (#) — 0.5% (Cost $1,845,236)		1,368,803

TOTAL LONG-TERM INVESTMENTS (Cost $259,565,881)		260,892,486

SHORT-TERM INVESTMENTS — 10.9%
Commercial Paper — 9.2%
American Electric Power Co., Inc.
0.254% 1/03/22 (a)	4,000,000	3,999,948
CenterPoint Energy, Inc.
0.446% 1/11/22 (a)	4,000,000	3,999,768
Danaher Corp.
0.254% 1/26/22 (a)	1,000,000	999,816
Enbridge (us), Inc.
0.355% 1/18/22 (a)	4,000,000	3,999,536
National Grid PLC
0.233% 1/13/22 (a)	2,000,000	1,999,852
0.304% 1/25/22 (a)	2,000,000	1,999,639
National Rural Utilities Cooperative Finance Corp.
0.203% 2/01/22	1,000,000	999,916
0.203% 2/03/22	2,000,000	1,999,815
Tampa Electric Co.
0.355% 1/10/22 (a)	3,000,000	2,999,930
Wisconsin Electric Power
0.152% 1/10/22	4,000,000	3,999,863
		26,998,083

	Principal Amount	Value
Repurchase Agreement — 1.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/21, 0.000%, due 1/03/22 (f)	$4,969,760	$4,969,760

TOTAL SHORT-TERM INVESTMENTS (Cost $31,966,876)		31,967,843

TOTAL INVESTMENTS — 99.7% (Cost $291,532,757) (g)		292,860,329

Other Assets/(Liabilities) — 0.3%		979,723

NET ASSETS — 100.0%		$293,840,052

Abbreviation Legend

FRN	Floating Rate Note
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2021, the aggregate market value of these securities amounted to $172,434,778 or 58.68% of net assets.

(b)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2021, these securities amounted to a value of $4,006,437 or 1.36% of net assets.

(c)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2021.

(d)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(e)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(f)

Maturity value of $4,969,760. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 7/31/28, and an aggregate market value, including accrued interest, of $5,069,199.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%##	Semi-Annual	USD	1,967,000	$168,946	$98,335	$70,611

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%##	Semi-Annual	3-Month USD LIBOR BBA	Quarterly	USD	22,880,000	$801,258	$1,143,840	$(342,582)
10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3.11%##	Semi-Annual	3-Month USD LIBOR BBA	Quarterly	USD	12,590,000	398,599	603,061	(204,462)
									1,199,857	1,746,901	(547,044)
									$1,368,803	$1,845,236	$(476,433)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	3/22/22	30	$4,839,755	$(26,630)
U.S. Treasury Note 5 Year	3/31/22	12	1,456,538	(4,819)
				$(31,449)

Short
U.S. Treasury Ultra 10 Year	3/22/22	28	$(4,079,667)	$(20,583)
U.S. Treasury Ultra Bond	3/22/22	12	(2,365,358)	(142)
U.S. Treasury Note 2 Year	3/31/22	6	(1,308,872)	(159)
				$(20,884)

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

OTC Inflation-Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
1.978%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	12/24/22	USD	2,000,000	$122,098	$—	$122,098
3.630%	Maturity	U.S. Consumer Price Index	Maturity	Bank of America N.A.*	12/02/23	USD	18,000,000	23,582	—	23,582
1.833%	Maturity	U.S. Consumer Price Index	Maturity	Goldman Sachs International*	8/28/23	USD	500,000	40,470	—	40,470
2.000%	Maturity	U.S. Consumer Price Index	Maturity	JP Morgan Chase Bank N.A.*	12/24/23	USD	4,000,000	288,618	—	288,618
								$474,768	$—	$474,768

OTC Total Return Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	No. of Contracts/ Notional	Value	Upfront Premium Received (Paid)/ Received	Unrealized Appreciation (Depreciation)
0.17%	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	BNP Paribas SA*	1/31/22	37,846,183	$549,772	$—	$549,772
0.16%	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	BNP Paribas SA*	2/28/22	55,335,258	902,734	—	902,734
0.17%	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	1/31/22	47,746,583	693,589	—	693,589
0.16%	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	2/28/22	46,112,654	752,277	—	752,277
0.20%	Maturity	Bloomberg US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	5/31/22	10,445,535	33,181	—	33,181
							$2,931,553	$—	$2,931,553

* Contracts are subject to a Master Netting Agreement.

## Exercise Rate.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments
December 31, 2021

	Principal Amount	Value
BONDS & NOTES — 97.8%
CORPORATE DEBT — 34.8%
Aerospace & Defense — 0.1%
The Boeing Co.
5.930% 5/01/60	$605,000	$842,677
Agriculture — 1.0%
BAT Capital Corp.
2.259% 3/25/28	725,000	707,046
4.700% 4/02/27	2,365,000	2,603,173
4.758% 9/06/49	540,000	581,687
Imperial Brands Finance PLC
3.875% 7/26/29 (a)	2,764,000	2,929,988
Reynolds American, Inc.
5.850% 8/15/45	985,000	1,200,168
Viterra Finance BV
3.200% 4/21/31 (a)	2,565,000	2,584,361
		10,606,423
Airlines — 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.500% 10/20/25 (a)	980,000	1,030,303
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A,
4.100% 10/01/29	1,289,919	1,329,963
United Airlines Pass-Through Trust, Series 2018-1, Class B,
4.600% 9/01/27	411,388	417,343
		2,777,609
Auto Manufacturers — 0.7%
Ford Motor Credit Co. LLC
3.087% 1/09/23	1,410,000	1,433,836
4.140% 2/15/23	1,360,000	1,392,368
General Motors Co.
4.200% 10/01/27	565,000	618,698
5.150% 4/01/38	800,000	966,346
6.800% 10/01/27	1,890,000	2,321,301
		6,732,549
Auto Parts & Equipment — 0.1%
Lear Corp.
3.550% 1/15/52	1,325,000	1,315,825
Banks — 6.3%
ABN AMRO Bank NV
4.750% 7/28/25 (a)	1,875,000	2,041,588
Associated Banc-Corp.
4.250% 1/15/25	2,411,000	2,554,136
Bank Hapoalim BM 5 year CMT + 2.155%
3.255% VRN 1/21/32 (a)	2,600,000	2,574,000

	Principal Amount	Value
Bank of America Corp.
SOFR + 1.220% 2.299% VRN 7/21/32	$1,355,000	$1,333,808
5 year CMT + 1.200% 2.482% VRN 9/21/36	2,635,000	2,555,452
SOFR + 2.150% 2.592% VRN 4/29/31	1,255,000	1,269,071
4.183% 11/25/27	1,090,000	1,193,315
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	1,150,000	1,352,439
3 mo. USD LIBOR + 1.310% 4.271% VRN 7/23/29	475,000	530,018
6.110% 1/29/37	1,550,000	2,089,203
7.750% 5/14/38	400,000	628,049
The Bank of Nova Scotia 3 mo. USD LIBOR + 2.648%
4.650% VRN (b)	3,575,000	3,542,825
Barclays PLC
4.337% 1/10/28	920,000	1,005,032
5.200% 5/12/26	1,320,000	1,472,948
BPCE SA SOFR + 1.730%
3.116% VRN 10/19/32 (a) (c)	1,860,000	1,868,101
Citigroup, Inc.
4.450% 9/29/27	1,825,000	2,036,132
6.625% 6/15/32	1,525,000	2,025,594
Credit Suisse AG
6.500% 8/08/23 (a)	3,069,000	3,303,011
Discover Bank 5 year USD Swap + 1.730%
4.682% VRN 8/09/28	1,955,000	2,043,417
First Republic Bank
4.375% 8/01/46	1,700,000	2,051,639
Fulton Financial Corp.
3.600% 3/16/22	226,000	227,185
The Goldman Sachs Group, Inc.
5.950% 1/15/27	1,410,000	1,662,965
6.750% 10/01/37	1,795,000	2,550,279
HSBC Holdings PLC
SOFR + 1.285% 2.206% VRN 8/17/29	1,203,000	1,180,271
4.250% 3/14/24	995,000	1,050,819
4.250% 8/18/25	2,781,000	2,991,402
4.375% 11/23/26	699,000	767,305
JP Morgan Chase & Co.
SOFR + 2.515% 2.956% VRN 5/13/31	1,000,000	1,036,429
5.600% 7/15/41	1,125,000	1,561,911
Mizrahi Tefahot Bank Ltd. 5 year CMT + 2.250%
3.077% VRN 4/07/31 (a)	2,780,000	2,759,150

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley
SOFR + 1.360% 2.484% VRN 9/16/36	$1,270,000	$1,222,823
SOFR + 1.485% 3.217% VRN 4/22/42	1,345,000	1,413,126
4.350% 9/08/26	3,200,000	3,534,942
Societe Generale SA 1 year CMT + 1.000%
1.792% VRN 6/09/27 (a)	2,010,000	1,967,850
Valley National Bancorp
5.125% 9/27/23	1,530,000	1,624,669
Wells Fargo & Co.
5.375% 11/02/43	909,000	1,204,752
		64,225,656
Beverages — 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.900% 2/01/46	3,475,000	4,405,789
Bacardi Ltd.
5.150% 5/15/38 (a)	450,000	557,001
Molson Coors Beverage Co.
4.200% 7/15/46	1,859,000	2,067,204
5.000% 5/01/42	360,000	436,066
		7,466,060
Biotechnology — 0.1%
Amgen, Inc.
3.000% 1/15/52	840,000	818,280
Chemicals — 0.4%
DuPont de Nemours, Inc.
5.319% 11/15/38	1,200,000	1,549,805
Syngenta Finance NV
4.441% 4/24/23 (a)	2,065,000	2,134,851
		3,684,656
Computers — 0.2%
Apple, Inc.
2.650% 5/11/50	700,000	690,989
Dell International LLC / EMC Corp.
8.100% 7/15/36	325,000	495,171
Leidos, Inc.
2.300% 2/15/31	1,260,000	1,213,103
		2,399,263
Diversified Financial Services — 3.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300% 1/30/32	4,115,000	4,200,607
Antares Holdings LP
2.750% 1/15/27 (a)	1,275,000	1,250,202
3.950% 7/15/26 (a)	2,555,000	2,628,667

	Principal Amount	Value
6.000% 8/15/23 (a)	$1,330,000	$1,413,567
8.500% 5/18/25 (a)	720,000	841,108
Ares Finance Co. III LLC 5 year CMT + 3.237%
4.125% VRN 6/30/51 (a)	1,585,000	1,591,679
Ares Finance Co. LLC
4.000% 10/08/24 (a)	2,080,000	2,175,168
Avolon Holdings Funding Ltd.
2.528% 11/18/27 (a)	2,755,000	2,678,144
3.250% 2/15/27 (a)	1,610,000	1,622,166
4.250% 4/15/26 (a)	2,976,000	3,155,250
5.500% 1/15/26 (a)	190,000	210,072
Blackstone Private Credit Fund
1.750% 9/15/24 (a)	335,000	329,531
2.625% 12/15/26 (a)	1,500,000	1,463,320
Blue Owl Finance LLC
3.125% 6/10/31 (a)	3,120,000	3,056,530
4.125% 10/07/51 (a)	1,675,000	1,684,028
Brookfield Finance, Inc.
4.350% 4/15/30	1,765,000	1,991,514
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (a)	1,449,648	1,398,910
Lazard Group LLC
3.625% 3/01/27	1,253,000	1,341,678
4.500% 9/19/28	755,000	864,101
Synchrony Financial
2.875% 10/28/31	950,000	949,126
		34,845,368
Electric — 0.7%
American Transmission Systems, Inc.
2.650% 1/15/32 (a)	555,000	560,813
CMS Energy Corp.
4.875% 3/01/44	780,000	984,345
Duke Energy Corp.
3.750% 9/01/46	1,500,000	1,605,645
Entergy Arkansas LLC
2.650% 6/15/51	1,765,000	1,646,901
Entergy Louisiana LLC
4.950% 1/15/45	1,005,000	1,080,428
Pacific Gas and Electric Co.
2.500% 2/01/31	775,000	738,631
Puget Energy, Inc.
2.379% 6/15/28	840,000	827,493
		7,444,256
Food — 0.8%
JBS Finance Luxembourg Sarl
3.625% 1/15/32 (a)	5,300,000	5,319,928

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.500% 1/15/30 (a)	$776,000	$843,900
Smithfield Foods, Inc.
2.625% 9/13/31 (a)	1,280,000	1,239,886
3.000% 10/15/30 (a)	943,000	940,127
		8,343,841
Gas — 0.4%
CenterPoint Energy Resources Corp.
6.625% 11/01/37	1,250,000	1,694,628
NiSource, Inc.
4.800% 2/15/44	1,035,000	1,271,576
5.800% 2/01/42	950,000	1,251,763
		4,217,967
Health Care – Services — 0.3%
City of Hope
4.378% 8/15/48	1,050,000	1,318,718
HCA, Inc.
3.500% 7/15/51	1,250,000	1,279,123
		2,597,841
Insurance — 5.1%
Allianz SE 5 year CMT + 2.973%
3.500% VRN (a) (b)	2,600,000	2,603,250
Allstate Corp. 3 mo. USD LIBOR + 2.938%
5.750% VRN 8/15/53	2,885,000	3,000,400
American International Group, Inc. 3 mo. USD LIBOR + 2.868%
5.750% VRN 4/01/48	2,177,000	2,443,682
AmTrust Financial Services, Inc.
6.125% 8/15/23	3,370,000	3,391,568
Ascot Group Ltd.
4.250% 12/15/30 (a)	1,990,000	2,048,251
Athene Global Funding
2.673% 6/07/31 (a)	2,505,000	2,484,567
AXIS Specialty Finance LLC
3.900% 7/15/29	1,110,000	1,205,657
5 year CMT + 3.186% 4.900% VRN 1/15/40	1,315,000	1,375,343
Brighthouse Financial, Inc.
4.700% 6/22/47	1,125,000	1,238,472
5.625% 5/15/30	3,067,000	3,663,051
CNO Financial Group, Inc.
5.250% 5/30/29	2,619,000	3,010,164
Enstar Finance LLC 5 year CMT + 5.468%
5.750% VRN 9/01/40	2,200,000	2,257,926
Enstar Group Ltd.
4.950% 6/01/29	1,600,000	1,781,541

	Principal Amount	Value
Global Atlantic Fin Co.
3.125% 6/15/31 (a)	$1,675,000	$1,659,906
5 year CMT + 3.796% 4.700% VRN 10/15/51 (a)	3,060,000	3,105,279
Hill City Funding Trust
4.046% 8/15/41 (a)	2,650,000	2,569,905
Jackson Financial, Inc.
1.125% 11/22/23 (a)	715,000	713,760
Markel Corp. 5 year CMT + 5.662%
6.000% VRN (b)	1,580,000	1,732,075
MetLife Capital Trust IV
7.875% 12/15/67 (a)	725,000	989,625
New York Life Insurance Co.
3.750% 5/15/50 (a)	510,000	582,565
Prudential Financial, Inc.
3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	1,025,000	1,066,613
3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48	2,440,000	2,735,595
3 mo. USD LIBOR + 4.175% 5.875% VRN 9/15/42	550,000	562,125
Sammons Financial Group, Inc.
3.350% 4/16/31 (a)	3,805,000	3,838,081
Teachers Insurance & Annuity Association of America
4.270% 5/15/47 (a)	750,000	908,891
USF&G Capital I
8.500% 12/15/45 (a)	885,000	1,364,198
		52,332,490
Internet — 0.4%
Amazon.com, Inc.
4.050% 8/22/47	775,000	942,866
Expedia Group, Inc.
4.625% 8/01/27	1,330,000	1,481,976
Netflix, Inc.
5.875% 11/15/28	1,687,000	2,028,618
		4,453,460
Investment Companies — 1.2%
Ares Capital Corp.
2.150% 7/15/26	1,850,000	1,825,792
4.200% 6/10/24	1,450,000	1,530,323
BlackRock TCP Capital Corp.
3.900% 8/23/24	2,910,000	3,039,150
Golub Capital BDC, Inc.
2.500% 8/24/26	880,000	865,337
3.375% 4/15/24	2,438,000	2,505,395
Sixth Street Specialty Lending, Inc.
3.875% 11/01/24	2,440,000	2,551,528
		12,317,525

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Iron & Steel — 0.4%
Vale Overseas Ltd.
6.250% 8/10/26	$2,400,000	$2,778,024
6.875% 11/21/36	1,030,000	1,368,623
		4,146,647
Lodging — 0.2%
Las Vegas Sands Corp.
3.200% 8/08/24	2,070,000	2,107,860
Machinery – Construction & Mining — 0.2%
The Weir Group PLC
2.200% 5/13/26 (a)	1,540,000	1,519,329
Media — 1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.900% 6/01/52	765,000	769,890
6.484% 10/23/45	1,485,000	2,033,581
Comcast Corp.
2.887% 11/01/51 (a)	350,000	339,839
2.937% 11/01/56 (a)	1,184,000	1,132,754
3.969% 11/01/47	630,000	727,917
Discovery Communications LLC
4.000% 9/15/55	1,210,000	1,272,834
4.650% 5/15/50	490,000	576,777
Time Warner Cable, Inc.
6.750% 6/15/39	985,000	1,345,020
ViacomCBS, Inc.
4.200% 5/19/32	872,000	984,720
4.950% 1/15/31	1,008,000	1,201,971
		10,385,303
Metal Fabricate & Hardware — 0.2%
The Timken Co.
4.500% 12/15/28 (c)	2,055,000	2,292,212
Mining — 0.6%
Glencore Finance Canada Ltd.
5.550% STEP 10/25/42 (a)	894,000	1,137,901
Glencore Funding LLC
2.625% 9/23/31 (a)	2,685,000	2,612,529
3.875% 10/27/27 (a)	975,000	1,047,618
Teck Resources Ltd.
6.000% 8/15/40	850,000	1,089,742
		5,887,790
Oil & Gas — 1.9%
BP Capital Markets PLC 5 year CMT + 4.036%
4.375% VRN (b)	2,400,000	2,502,000
Cenovus Energy, Inc.
6.750% 11/15/39	765,000	1,040,323

	Principal Amount	Value
Devon Energy Corp.
5.600% 7/15/41	$800,000	$1,005,950
EQT Corp.
3.900% 10/01/27	2,160,000	2,319,322
Marathon Petroleum Corp.
6.500% 3/01/41	1,120,000	1,543,537
Occidental Petroleum Corp.
6.600% 3/15/46	1,258,000	1,632,255
Ovintiv Exploration, Inc.
5.375% 1/01/26	1,650,000	1,828,427
5.625% 7/01/24	975,000	1,073,465
Ovintiv, Inc.
6.500% 2/01/38	545,000	708,285
Patterson-UTI Energy, Inc.
3.950% 2/01/28 (c)	2,580,000	2,593,302
Petroleos Mexicanos
5.350% 2/12/28	665,000	661,010
6.375% 1/23/45	595,000	516,758
6.500% 3/13/27	585,000	624,101
6.625% 6/15/35	140,000	134,511
Santos Finance Ltd.
3.649% 4/29/31 (a)	1,490,000	1,518,102
		19,701,348
Oil & Gas Services — 0.6%
Halliburton Co.
5.000% 11/15/45	1,000,000	1,198,308
NOV, Inc.
3.600% 12/01/29 (c)	3,123,000	3,228,796
3.950% 12/01/42	1,506,000	1,479,643
		5,906,747
Pharmaceuticals — 0.9%
AbbVie, Inc.
4.700% 5/14/45	1,260,000	1,567,999
Bristol-Myers Squibb Co.
4.350% 11/15/47	830,000	1,025,798
Cigna Corp.
4.800% 7/15/46	880,000	1,114,136
CVS Health Corp.
5.050% 3/25/48	455,000	596,823
6.125% 9/15/39	560,000	777,132
CVS Pass-Through Trust
5.926% 1/10/34 (a)	981,808	1,166,028
7.507% 1/10/32 (a)	828,082	1,026,089
Utah Acquisition Sub, Inc.
5.250% 6/15/46	1,375,000	1,689,584
		8,963,589

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pipelines — 1.6%
Energy Transfer LP
4.200% 4/15/27	$885,000	$960,329
6.125% 12/15/45	1,000,000	1,247,330
3 mo. USD LIBOR + 4.028% 6.250% VRN (b)	2,370,000	2,059,080
EnLink Midstream Partners LP
4.150% 6/01/25	2,924,000	3,033,650
4.850% 7/15/26	951,000	1,000,927
Enterprise Products Operating LLC 3 mo. USD LIBOR + 3.033%
5.250% VRN 8/16/77	1,775,000	1,813,338
MPLX LP 3 mo. USD LIBOR + 4.652%
6.875% VRN (b)	1,775,000	1,779,437
Plains All American Pipeline LP 3 mo. USD LIBOR + 4.110%
6.125% VRN (b)	2,345,000	1,990,319
Plains All American Pipeline LP/PAA Finance Corp.
3.800% 9/15/30	1,150,000	1,202,074
4.700% 6/15/44	1,195,000	1,274,284
6.650% 1/15/37	375,000	482,474
		16,843,242
Private Equity — 1.1%
Apollo Management Holdings LP 5 year CMT + 3.266%
4.950% VRN 1/14/50 (a)	1,505,000	1,544,165
Carlyle Finance Subsidiary LLC
3.500% 9/19/29 (a)	1,100,000	1,175,991
Hercules Capital, Inc.
4.625% 10/23/22	2,910,000	2,966,361
2.625% 9/16/26	3,284,000	3,256,788
KKR Group Finance Co. VIII LLC
3.500% 8/25/50 (a)	710,000	745,732
KKR Group Finance Co. X LLC
3.250% 12/15/51 (a)	1,035,000	1,035,441
		10,724,478
Real Estate Investment Trusts (REITS) — 2.2%
Broadstone Net Lease LLC
2.600% 9/15/31	1,835,000	1,782,883
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP
3.750% 12/15/27 (a)	1,275,000	1,246,052
Host Hotels & Resorts LP
2.900% 12/15/31	580,000	560,220
3.500% 9/15/30	2,120,000	2,178,451
Kimco Realty Corp.
4.125% 12/01/46	710,000	802,346

	Principal Amount	Value
4.450% 9/01/47	$800,000	$955,406
Omega Healthcare Investors, Inc.
3.375% 2/01/31	1,625,000	1,638,487
Piedmont Operating Partnership LP
2.750% 4/01/32	1,035,000	1,013,212
Service Properties Trust
4.500% 6/15/23	760,000	759,628
4.950% 10/01/29	1,155,000	1,097,250
Spirit Realty LP
2.700% 2/15/32	550,000	544,842
3.200% 1/15/27	2,280,000	2,384,660
3.400% 1/15/30	515,000	542,122
4.000% 7/15/29	1,290,000	1,418,296
4.450% 9/15/26	133,000	146,389
STORE Capital Corp.
4.625% 3/15/29	1,881,000	2,108,994
WEA Finance LLC
2.875% 1/15/27 (a) (c)	2,420,000	2,491,932
WP Carey, Inc.
2.450% 2/01/32	596,000	581,914
		22,253,084
Software — 0.3%
Microsoft Corp.
2.921% 3/17/52	2,064,000	2,200,288
MSCI, Inc.
3.625% 11/01/31 (a)	1,013,000	1,050,987
		3,251,275
Telecommunications — 1.2%
AT&T, Inc.
3.500% 9/15/53	328,000	332,208
3.550% 9/15/55	5,153,000	5,192,376
Crown Castle Towers LLC
4.241% 7/15/48 (a)	2,750,000	3,000,499
Verizon Communications, Inc.
2.875% 11/20/50	755,000	719,243
2.987% 10/30/56	2,292,000	2,179,027
Vodafone Group PLC
5.250% 5/30/48	476,000	622,001
		12,045,354
Transportation — 0.2%
CSX Corp.
4.750% 11/15/48	650,000	839,151
Norfolk Southern Corp.
4.050% 8/15/52	860,000	1,037,533
		1,876,684

TOTAL CORPORATE DEBT (Cost $340,608,679)		355,326,688

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.5%
Automobile Asset-Backed Securities — 0.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class C
4.530% 3/20/23 (a)	$635,500	$638,791
Santander Revolving Auto Loan Trust, Series 2019-A, Class D
3.450% 1/26/32 (a)	1,087,000	1,112,522
Westlake Automobile Receivables Trust, Series 2021-1A, Class E
2.330% 8/17/26 (a)	3,226,000	3,201,916
		4,953,229
Commercial Mortgage-Backed Securities — 8.8%
Aventura Mall Trust, Series 2018-AVM, Class C,
4.112% VRN 7/05/40 (a) (d)	4,270,000	4,535,558
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350%
1.460% FRN 9/15/34 (a)	670,000	661,635
BANK, Series 2020-BN30, Class MCDF,
2.918% VRN 12/15/53 (d)	2,100,000	1,944,405
BBCMS Mortgage Trust
Series 2018-CHRS, Class B, 4.267% VRN 8/05/38 (a) (d)	2,250,000	2,400,687
Series 2018-CHRS, Class C, 4.267% VRN 8/05/38 (a) (d)	1,610,000	1,655,594
Series 2018-CHRS, Class D, 4.267% VRN 8/05/38 (a) (d)	1,370,000	1,344,426
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM,
5.430% VRN 1/12/45 (d)	347,039	343,617
Benchmark Mortgage Trust
Series 2021-B23, Class 360A, 2.760% VRN 2/15/54 (a) (d)	2,200,000	2,187,547
Series 2021-B23, Class 360B, 2.760% VRN 2/15/54 (a) (d)	3,587,000	3,474,045
Series 2021-B25, Class 300C, 2.994% VRN 4/15/54 (a) (d)	2,500,000	2,387,680
BGME Trust
Series 2021-VR, Class C, 2.995% VRN 1/10/43 (a) (d)	12,518,000	12,298,242
Series 2021-VR, Class D, 2.995% VRN 1/10/43 (a) (d)	2,800,000	2,700,546
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500%
1.610% FRN 7/15/35 (a)	2,760,000	2,749,675

	Principal Amount	Value
BX Commercial Mortgage Trust
Series 2020-BXLP, Class E, 1 mo. USD LIBOR + 1.600% 1.710% FRN 12/15/36 (a)	$3,437,864	$3,422,829
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 1.810% FRN 11/15/35 (a)	317,787	317,700
Series 2019-XL, Class E, 1 mo. USD LIBOR + 1.800% 1.910% FRN 10/15/36 (a)	1,469,650	1,466,950
Series 2021-SOAR, Class E, 1 mo. USD LIBOR + 1.800% 1.910% FRN 6/15/38 (a)	1,900,000	1,889,335
Series 2021-VOLT, Class E, 1 mo. USD LIBOR + 2.000% 2.110% FRN 9/15/36 (a)	4,999,000	4,955,265
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 2.110% FRN 10/15/36 (a)	1,774,800	1,764,894
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD LIBOR + 1.750%
1.860% FRN 12/15/37 (a)	898,516	897,431
Cold Storage Trust, Series 2020-ICE5, Class D, 1 mo. USD LIBOR + 2.100%
2.210% FRN 11/15/37 (a)	3,440,467	3,424,346
Commercial Mortgage Pass-Through Certificates
Series 2012-CR4, Class B, 3.703% 10/15/45 (a)	1,060,000	940,754
Series 2014-UBS2, Class AM, 4.199% 3/10/47	1,375,000	1,432,452
Series 2015-CR23, Class C, 4.286% VRN 5/10/48 (d)	1,000,000	1,043,937
Series 2014-LC17, Class C, 4.558% VRN 10/10/47 (d)	2,908,000	3,030,517
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, 1 mo. USD LIBOR + 2.150%
2.260% FRN 5/15/36 (a)	570,000	567,153
DROP Mortgage Trust
Series 2021-FILE, Class C, 1 mo. USD LIBOR + 2.250% 2.360% FRN 4/15/26 (a)	2,629,000	2,627,360
Series 2021-FILE, Class D, 1 mo. USD LIBOR + 2.750% 2.860% FRN 4/15/26 (a)	908,000	907,432
Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD LIBOR + 2.250%
2.360% FRN 7/15/38 (a)	1,989,649	1,989,650

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
KIND Trust, Series 2021-KIND, Class C, 1 mo. USD LIBOR + 1.750%
1.860% FRN 8/15/38 (a)	$2,600,000	$2,583,758
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
1.910% FRN 5/15/36 (a)	1,505,000	1,498,428
Life Mortgage Trust, Series 2021-BMR, Class E, 1 mo. USD LIBOR + 1.750%
1.860% FRN 3/15/38 (a)	1,935,000	1,913,237
MFT Trust
Series 2020-ABC, Class A, 3.358% 2/10/42 (a)	919,000	920,775
Series 2020-ABC, Class B, 3.477% VRN 2/10/42 (a) (d)	2,253,000	2,229,855
MHC Commercial Mortgage Trust
Series 2021-MHC, Class D, 1 mo. USD LIBOR + 1.601% 1.711% FRN 4/15/38 (a)	1,600,000	1,597,000
Series 2021-MHC, Class E, 1 mo. USD LIBOR + 2.101% 2.211% FRN 4/15/38 (a)	4,000,000	3,993,746
MKT Mortgage Trust
Series 2020-525M, Class D, 2.941% VRN 2/12/40 (a) (d)	475,000	459,946
Series 2020-525M, Class E, 2.941% VRN 2/12/40 (a) (d)	976,000	909,047
VASA Trust, Series 2021-VASA, Class D, 1 mo. USD LIBOR + 2.100%
2.210% FRN 7/15/39 (a)	3,761,000	3,751,333
Wells Fargo Commercial Mortgage Trust, Series 2018-C45, Class B
4.556% 6/16/51	400,000	436,302
		89,655,089
Other Asset-Backed Securities — 11.6%
AASET Trust
Series 2020-1A, Class A, 3.351% 1/16/40 (a)	1,268,556	1,190,530
Series 2021-2A, Class B, 3.538% 1/15/47 (a)	1,072,000	1,071,955
Adams Outdoor Advertising LP, Series 2018-1, Class A
4.810% 11/15/48 (a)	1,829,228	1,886,263
Anchorage Capital CLO Ltd., Series 2021-19A, Class A, 3 mo. USD LIBOR + 1.210%
1.375% FRN 10/15/34 (a)	2,000,000	2,002,470

	Principal Amount	Value
ASSURANT CLO Ltd., Series 2018-3A, Class CR, 3 mo. USD LIBOR + 2.050%
2.182% FRN 10/20/31 (a)	$950,000	$947,294
Atrium XV, Series 15A, Class B, 3 mo. USD LIBOR + 1.750%
1.874% FRN 1/23/31 (a)	1,190,000	1,182,290
Avery Point VII CLO Ltd., Series 2015-7A, Class DR, 3 mo. USD LIBOR + 3.600%
3.724% FRN 1/15/28 (a)	1,000,000	1,000,226
Ballyrock CLO Ltd., Series 2019-2A, Class CR, 3 mo. USD LIBOR + 3.150%
3.310% FRN 11/20/30 (a)	400,000	394,112
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A
2.940% 5/25/29 (a)	332,411	337,351
Business Jet Securities LLC
Series 2021-1A, Class A, 2.162% 4/15/36 (a)	1,432,701	1,406,886
Series 2020-1A, Class A, 2.981% 11/15/35 (a)	541,631	540,935
Series 2021-1A, Class C, 5.067% 4/15/36 (a)	981,439	971,593
Canyon Capital CLO Ltd., Series 2019-2A, Class CR, 3 mo. USD LIBOR + 2.150%
2.274% FRN 10/15/34 (a)	700,000	699,997
Capital Automotive REIT
Series 2020-1A, Class A3, 3.250% 2/15/50 (a)	458,460	468,894
Series 2020-1A, Class A6, 3.810% 2/15/50 (a)	396,839	422,143
Series 2017-1A, Class A2, 4.180% 4/15/47 (a)	904,478	936,300
Carlyle Global Market Strategies CLO Ltd., Series 2015-3A, Class CR, 3 mo. USD LIBOR + 2.850%
2.986% FRN 7/28/28 (a)	330,000	327,341
Castlelake Aircraft Securitization Trust, Series 2019-1A, Class A
3.967% 4/15/39 (a)	462,215	455,651
CBAM Ltd., Series 2018-6A, Class B1R, 3 mo. USD LIBOR + 2.100%
2.224% FRN 1/15/31 (a)	900,000	900,221
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3 mo. USD LIBOR + .980%
1.112% FRN 4/20/31 (a)	750,000	748,519
CF Hippolyta LLC, Series 2020-1, Class B1
2.280% 7/15/60 (a)	503,515	502,740

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CIFC Funding Ltd., Series 2017-5A, Class A1, 3 mo. USD LIBOR + 1.180%
1.302% FRN 11/16/30 (a)	$2,330,000	$2,329,995
Clear Creek CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.200%
1.332% FRN 10/20/30 (a)	2,040,000	2,040,302
Diameter Capital CLO Ltd., Series 2021-2A, Class A1, 3 mo. USD LIBOR + 1.220%
1.343% FRN 10/15/36 (a)	2,000,000	2,000,694
Eaton Vance CLO Ltd.
Series 2018-1A, Class B, 3 mo. USD LIBOR + 1.750% 1.874% FRN 10/15/30 (a)	1,700,000	1,700,734
Series 2020-1A, Class CR, 3 mo. USD LIBOR + 2.050% 2.174% FRN 10/15/34 (a)	350,000	348,620
Elmwood CLO II Ltd., Series 2019-2A, Class AR, 3 mo. USD LIBOR + 1.150%
1.282% FRN 4/20/34 (a)	2,800,000	2,800,358
Elmwood CLO III Ltd., Series 2019-3A, Class BR, 3 mo. USD LIBOR + 1.650%
1.774% FRN 10/20/34 (a)	350,000	348,678
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (a)	82,995	83,322
Flexential Issuer
Series 2021-1A, Class B, 3.720% 11/27/51 (a)	4,000,000	3,998,031
Series 2021-1A, Class C, 6.930% 11/27/51 (a)	4,000,000	3,902,188
Goldentree Loan Management US CLO Ltd., Series 2019-5A, Class CR, 3 mo. USD LIBOR + 2.050%
2.182% FRN 10/20/32 (a)	1,000,000	999,994
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 4/15/55 (a)	2,108,910	2,117,714
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	1,151,138	1,180,659
Series 2017-1A, Class A, 3.740% 10/15/52 (a)	553,317	572,648
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	941,623	980,411
Gulf Stream Meridian 1 Ltd., Series 2021-6A, Class A2, 3 mo. USD LIBOR + 1.750%
1.871% FRN 1/15/37 (a)	500,000	499,023

	Principal Amount	Value
Harbor Park CLO Ltd., Series 2018-1A, Class B1, 3 mo. USD LIBOR + 1.700%
1.832% FRN 1/20/31 (a)	$1,290,000	$1,290,124
Hero Funding Trust
Series 2016-3A, Class A1, 3.080% 9/20/42 (a)	529,669	542,432
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	586,325	599,997
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	171,237	175,462
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	683,120	706,660
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	137,662	142,590
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	1,021,156	1,072,380
Horizon Aircraft Finance I Ltd., Series 2018-1, Class A
4.458% 12/15/38 (a)	850,676	825,245
Horizon Aircraft Finance II Ltd, Series 2019-1, Class A
3.721% 7/15/39 (a)	1,223,880	1,199,188
Horizon Aircraft Finance III Ltd., Series 2019-2, Class A
3.425% 11/15/39 (a)	2,733,463	2,676,644
HPS Loan Management Ltd., Series 15A-19, Class A1, 3 mo. USD LIBOR + 1.320%
1.448% FRN 7/22/32 (a)	1,300,000	1,300,855
KKR CLO Ltd.
Series 28A, Class A, 3 mo. USD LIBOR + 1.140% 1.343% FRN 3/15/31 (a)	900,000	899,502
Series 36A, Class C, 3 mo. USD LIBOR + 2.150% 2.265% FRN 10/15/34 (a)	500,000	498,016
KREF Ltd.
Series 2021-FL2, Class B, 1 mo. USD LIBOR + 1.650% 1.759% FRN 2/15/39 (a)	2,900,000	2,895,378
Series 2021-FL2, Class C, 1 mo. USD LIBOR + 2.000% 2.109% FRN 2/15/39 (a)	5,000,000	4,989,192
Series 2021-FL2, Class D, 1 mo. USD LIBOR + 2.200% 2.309% FRN 2/15/39 (a)	2,700,000	2,690,925
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1
4.300% 1/15/42 (a)	1,982,638	1,937,597
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (a)	1,724,198	1,687,202

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Madison Park Funding Ltd.
Series 2018-28A, Class B, 3 mo. USD LIBOR + 1.600% 1.724% FRN 7/15/30 (a)	$1,665,000	$1,664,993
Series 2018-32A, Class CR, 3 mo. USD LIBOR + 2.000% 2.128% FRN 1/22/31 (a)	1,000,000	998,229
Series 2018-29A, Class C, 3 mo. USD LIBOR + 2.200% 2.322% FRN 10/18/30 (a)	620,000	619,999
Mariner Finance Issuance Trust
Series 2021-AA, Class B, 2.330% 3/20/36 (a)	1,336,000	1,334,273
Series 2021-AA, Class C, 2.960% 3/20/36 (a)	637,000	641,188
Mosaic Solar Loans LLC
Series 2018-1A, Class A, 4.010% 6/22/43 (a)	211,069	218,241
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	207,593	217,258
MVW Owner Trust, Series 2017-1A, Class A
2.420% 12/20/34 (a)	97,411	99,035
Neuberger Berman CLO Ltd., Series 2015-20A, Class BRR, 3 mo. USD LIBOR + 1.650%
1.774% FRN 7/15/34 (a)	1,800,000	1,796,089
NP SPE LLC, Series 2017-1A, Class A2
4.219% 10/21/47 (a)	2,260,000	2,341,164
Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A5
3.390% 11/20/50 (a)	1,200,000	1,228,523
OCP CLO Ltd., Series 2018-15A, Class A1, 3 mo. USD LIBOR + 1.100%
1.232% FRN 7/20/31 (a)	250,000	250,004
Oxford Finance Funding Trust, Series 2020-1A, Class A2
3.101% 2/15/28 (a)	1,536,000	1,552,615
Parallel Ltd., Series 2021-2A, Class A2, 3 mo. USD LIBOR + 1.850%
1.969% FRN 10/20/34 (a)	450,000	449,343
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A
3.967% 6/15/44 (a)	1,432,471	1,417,742
Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2
3.858% 12/05/49 (a)	2,275,560	2,335,313

	Principal Amount	Value
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
2.952% FRN 2/25/23 (a)	$1,270,000	$1,273,206
Rad CLO 12 Ltd., Series 2021-12A, Class A, 3 mo. USD LIBOR + 1.170%
1.311% FRN 10/30/34 (a)	1,000,000	1,000,611
Rockford Tower CLO Ltd., Series 2019-1A, Class B1R, 3 mo. USD LIBOR + 1.550%
1.682% FRN 4/20/34 (a)	1,500,000	1,484,409
RRAM., Series 2018-3A, Class A1R2, 3 mo. USD LIBOR + 1.090%
1.214% FRN 1/15/30 (a)	2,450,000	2,450,056
Sierra Receivables Funding LLC
Series 2020-2A, Class B, 2.320% 7/20/37 (a)	518,094	520,747
Series 2021-1A, Class D, 3.170% 11/20/37 (a)	1,044,125	1,040,432
Series 2018-3A, Class D, 5.200% 9/20/35 (a)	428,449	439,764
Steele Creek CLO Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.300%
2.460% FRN 8/18/31 (a)	1,170,000	1,149,368
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + 1.200%
1.302% FRN 11/25/35 (a)	1,813,347	1,780,581
Structured Receivables Finance LLC, Series 2010-B, Class A
3.730% 8/15/36 (a)	99,450	102,143
Helios II Issuer LLC, Series 2018-1A, Class A
4.870% 7/20/48 (a)	418,068	443,241
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A
4.190% 1/15/71 (a)	1,838,501	2,018,046
Thrust Engine Leasing
Series 2021-1A, Class A, 4.163% 7/15/40 (a)	2,666,065	2,670,164
Series 2021-1A, Class B, 6.121% 7/15/40 (a)	1,273,787	1,266,415
Series 2021-1A, Class C, 7.386% 7/15/40 (a)	985,451	977,801
TICP CLO XIV Ltd., Series 2019-14A, Class A2R, 3 mo. USD LIBOR + 1.650%
1.791% FRN 10/20/32 (a)	1,000,000	997,805

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Vivint Solar Financing V LLC, Series 2018-1A, Class B
7.370% 4/30/48 (a)	$2,284,611	$2,389,974
WAVE LLC
Series 2019-1A, Class A, 3.597% 9/15/44 (a)	3,611,503	3,522,145
Series 2017-1A, Class A, 3.844% 11/15/42 (a)	363,473	353,493
Series 2017-1A, Class C, 6.656% 11/15/42 (a)	2,002,853	1,101,742
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (a)	1,083,525	1,061,763
Wind River CLO Ltd.
Series 2018-2A, Class B, 3 mo. USD LIBOR + 1.750% 1.874% FRN 7/15/30 (a)	1,150,000	1,150,007
Series 2016-2A, Class BR, 3 mo. USD LIBOR + 1.800% 1.932% FRN 11/01/31 (a)	900,000	898,482
Zaxby’s Funding LLC, Series 2021-1A, Class A2
3.238% 7/30/51 (a)	872,813	885,241
		118,568,116
Student Loans Asset-Backed Securities — 2.9%
College Avenue Student Loans LLC
Series 2019-A, Class B, 3.810% 12/28/48 (a)	1,663,340	1,691,242
Series 2019-A, Class C, 4.460% 12/28/48 (a)	1,109,175	1,131,355
College Loan Corp. Trust I, Series 2007-1, Class B2,
1.627% FRN 1/25/47 (d)	610,000	487,935
EdLinc Student Loan Funding, Series 2017-A, Class A, PRIME - 1.150%
2.100% FRN 12/01/47 (a)	1,088,609	1,093,566
Education Services of America
Series 2014-4, Class B, 1 mo. USD LIBOR + 1.500% 1.603% FRN 6/25/48 (a)	1,200,000	1,196,232
Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500% 1.603% FRN 10/25/56 (a)	1,100,000	1,098,569
Educational Funding of the South, Inc., Series 2011-1, Class B, 3 mo. USD LIBOR + 3.700%
3.824% FRN 4/25/46	625,000	645,350
EDvestinU Private Education Loan Issue No 1 LLC, Series 2019-A, Class A
3.580% 11/25/38 (a)	890,518	912,826

	Principal Amount	Value
Higher Education Funding I
Series 2004-1, Class B2, 0.000% FRN 1/01/44 (a) (d)	$450,000	$392,008
Series 2004-1, Class B1, 1.796% FRN 1/01/44 (a) (d)	450,000	403,263
Laurel Road Prime Student Loan Trust, Series 2017-B, Class BFX
3.020% 8/25/42 (a)	547,785	554,561
Navient Private Education Refi Loan Trust, Series 2019-A, Class B
3.900% 1/15/43 (a)	1,190,000	1,234,951
Navient Student Loan Trust
Series 2021-2A, Class B, 1 mo. USD LIBOR + 1.350% 1.452% FRN 2/25/70 (a)	2,330,000	2,339,874
Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500% 1.603% FRN 10/25/58	940,000	946,599
Series 2016-2, Class A3, 1 mo. USD LIBOR + 1.500% 1.603% FRN 6/25/65 (a)	2,370,000	2,441,920
Nelnet Student Loan Trust
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 0.461% FRN 6/25/41	503,553	465,400
Series 2005-4, Class A4A, 1.145% FRN 3/22/32 (d)	225,000	221,862
Series 2019-1A, Class B, 1 mo. USD LIBOR + 1.400% 1.503% FRN 4/25/67 (a)	3,250,000	3,249,999
Series 2019-5, Class B, 3.450% 10/25/67 (a)	2,150,000	2,186,975
SLM Student Loan Trust
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 0.334% FRN 10/25/40	1,667,068	1,566,400
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 0.414% FRN 1/25/44	1,667,332	1,570,932
SoFi Alternative Trust, Series 2019-C, Class PT,
5.431% VRN 1/25/45 (a) (d)	2,671,399	2,819,875
SoFi Professional Loan Program LLC, Series 2017-C, Class C,
4.210% VRN 7/25/40 (a) (d)	990,000	1,002,564
		29,654,258
Whole Loan Collateral Collateralized Mortgage Obligations — 2.7%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7,
2.499% VRN 8/25/34 (d)	11,273	11,112

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CSMC, Series 2021-NQM3, Class M1,
2.317% VRN 4/25/66 (a) (d)	$1,330,000	$1,321,869
Flagstar Mortgage Trust, Series 2021-6INV, Class A18,
2.500% VRN 8/25/51 (a) (d)	4,242,082	4,209,935
GS Mortgage-Backed Securities Trust
Series 2021-GR2, Class A2, 2.500% VRN 2/25/52 (a) (d)	2,326,304	2,321,761
Series 2021-GR2, Class A4, 2.500% VRN 2/25/52 (a) (d)	1,545,054	1,545,279
JP Morgan Mortgage Trust, Series 2017-1, Class A11,
3.469% VRN 1/25/47 (a) (d)	674,055	684,470
New Residential Mortgage Loan Trust, Series 2021-INV1, Class A4,
2.500% VRN 6/25/51 (a) (d)	2,738,263	2,712,378
NewRez Warehouse Securitization Trust, Series 2021-1, Class D, 1 mo. USD LIBOR + 1.400%
1.502% FRN 5/25/55 (a)	2,606,000	2,606,616
NMLT Trust, Series 2021-INV1, Class M1,
2.711% VRN 5/25/56 (a) (d)	5,400,000	5,353,161
PSMC Trust, Series 2018-2, Class A1,
3.500% VRN 6/25/48 (a) (d)	126,888	127,074
Starwood Mortgage Residential Trust, Series 2021-3, Class M1,
2.491% VRN 6/25/56 (a) (d)	2,448,000	2,441,346
Verus Securitization Trust
Series 2021-3, Class M1, 2.397% VRN 6/25/66 (a) (d)	3,640,000	3,643,816
Series 2021-R3, Class M1, 2.411% VRN 4/25/64 (a) (d)	1,147,000	1,148,279
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Class A1,
3.978% VRN 11/25/48 (a) (d)	155,987	156,398
		28,283,494

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $270,793,409)		271,114,186

SOVEREIGN DEBT OBLIGATIONS — 0.8%
Colombia Government International Bond
6.125% 1/18/41	2,080,000	2,139,821
Mexico Government International Bond
4.500% 4/22/29	875,000	974,557
4.750% 3/08/44	3,727,000	4,057,808

	Principal Amount	Value
6.750% 9/27/34	$685,000	$913,626
		8,085,812

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $7,715,553)		8,085,812

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (e) — 17.9%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	21,526	23,873
Pass-Through Securities — 17.9%
Federal Home Loan Mortgage Corp.
Pool #RA4245 2.000% 12/01/50	2,404,403	2,404,471
Pool #RA4255 2.000% 1/01/51	5,017,479	5,025,461
Pool #J13972 3.500% 1/01/26	15,282	16,116
Pool #C91344 3.500% 11/01/30	55,758	59,239
Pool #C91424 3.500% 1/01/32	32,654	34,774
Pool #RA2483 3.500% 6/01/50	5,208,600	5,486,638
Pool #C91239 4.500% 3/01/29	2,739	2,981
Pool #C91251 4.500% 6/01/29	17,788	19,388
Pool #C90939 5.500% 12/01/25	9,526	10,346
Pool #D97258 5.500% 4/01/27	5,247	5,708
Pool #C91026 5.500% 4/01/27	17,432	18,964
Pool #C91074 5.500% 8/01/27	1,835	1,997
Pool #D97417 5.500% 10/01/27	8,030	8,736
Pool #C91128 5.500% 12/01/27	1,029	1,121
Pool #C91148 5.500% 1/01/28	39,402	42,892
Pool #C91176 5.500% 5/01/28	15,187	16,532
Pool #C91217 5.500% 11/01/28	4,905	5,339
Federal National Mortgage Association
Pool #775539 12 mo. USD LIBOR + 1.641% 1.891% FRN 5/01/34	12,606	13,048
Pool #CB1757 2.500% 9/01/36	13,014,745	13,530,216
Pool #FM8596 2.500% 9/01/51	2,297,460	2,362,864
Pool #FM9104 2.500% 10/01/51	6,497,336	6,665,854
Pool #FM9227 2.500% 10/01/51	4,946,842	5,069,503
Pool #MA3029 3.000% 6/01/32	1,574,050	1,651,131
Pool #MA3090 3.000% 8/01/32	632,363	663,329
Pool #AO8180 3.000% 9/01/42	12,434	13,114
Pool #AP8668 3.000% 12/01/42	90,629	95,530
Pool #AR1975 3.000% 12/01/42	18,097	19,075
Pool #AB7397 3.000% 12/01/42	78,127	82,352
Pool #AB7401 3.000% 12/01/42	63,203	66,621
Pool #AR0306 3.000% 1/01/43	6,247	6,585
Pool #AR5391 3.000% 1/01/43	40,077	42,245
Pool #AL3215 3.000% 2/01/43	62,586	65,971

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AR4109 3.000% 2/01/43	$63,608	$67,047
Pool #AR4432 3.000% 3/01/43	28,260	29,788
Pool #AT0169 3.000% 3/01/43	139,630	147,180
Pool #AB8809 3.000% 3/01/43	32,880	34,658
Pool #MA1368 3.000% 3/01/43	122,611	129,242
Pool #AR2174 3.000% 4/01/43	119,816	126,221
Pool #AS1304 3.500% 12/01/28	610,926	644,058
Pool #MA1356 3.500% 2/01/43	4,859,960	5,237,469
Pool #CA6096 3.500% 6/01/50	5,248,692	5,560,034
Pool #FM4017 3.500% 8/01/50	453,378	477,154
Pool #AA3980 4.500% 4/01/28	35,652	38,344
Pool #CA1909 4.500% 6/01/48	2,682,596	2,884,141
Pool #AD6437 5.000% 6/01/40	240,084	268,817
Pool #AD6996 5.000% 7/01/40	1,488,986	1,668,594
Pool #AL8173 5.000% 2/01/44	595,897	668,718
Pool #AD0836 5.500% 11/01/28	32,574	35,447
Government National Mortgage Association
Pool #371146 7.000% 9/15/23	11	11
Pool #352022 7.000% 11/15/23	1,074	1,117
Pool #374440 7.000% 11/15/23	97	100
Pool #491089 7.000% 12/15/28	4,742	5,071
Pool #480539 7.000% 4/15/29	90	100
Pool #488634 7.000% 5/15/29	1,674	1,868
Pool #500928 7.000% 5/15/29	2,733	3,079
Pool #499410 7.000% 7/15/29	988	1,117
Pool #510083 7.000% 7/15/29	652	730
Pool #493723 7.000% 8/15/29	2,012	2,276
Pool #581417 7.000% 7/15/32	3,853	4,305
Government National Mortgage Association II
Pool #008746 1 year CMT + 1.500% 2.125% FRN 11/20/25	1,552	1,568
Pool #080136 1 year CMT + 1.500% 2.125% FRN 11/20/27	446	453
Pool #MA6038 3.000% 7/20/49	2,922,207	3,039,168
Pool #MA6283 3.000% 11/20/49	5,163,023	5,352,730
Pool #MA6409 3.000% 1/20/50	5,311,367	5,501,131
Pool #MA4321 3.500% 3/20/47	3,167,161	3,332,113
Government National Mortgage Association II TBA
3.000% 7/20/49 (f)	27,175,000	28,132,495
3.500% 1/21/52 (f)	14,620,000	15,227,790
Uniform Mortgage Backed Securities TBA
2.000% 7/25/51 (f)	19,125,000	19,089,141
2.500% 7/25/51 (f)	24,775,000	25,305,339

	Principal Amount	Value
3.500% 2/25/49 (f)	$14,925,000	$15,720,222
		182,246,977

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $182,350,611)		182,270,850

U.S. TREASURY OBLIGATIONS — 17.8%
U.S. Treasury Bonds & Notes — 17.8%
U.S. Treasury Bond
2.250% 8/15/49 (g)	25,550,000	27,299,327
3.500% 2/15/39	23,300,000	29,275,138
U.S. Treasury Note
0.125% 2/15/24 (c)	36,400,000	35,926,884
0.500% 2/28/26	91,050,000	88,497,823
1.625% 8/15/29	600,000	609,060
		181,608,232

TOTAL U.S. TREASURY OBLIGATIONS (Cost $181,690,594)		181,608,232

TOTAL BONDS & NOTES (Cost $983,158,846)		998,405,768

TOTAL PURCHASED OPTIONS (#) — 0.2% (Cost $2,989,579)		2,282,415
	Number of Shares
MUTUAL FUNDS — 4.0%
Diversified Financial Services — 4.0%
State Street Navigator Securities Lending Government Money Market Portfolio (h)	41,263,540	41,263,540

TOTAL MUTUAL FUNDS (Cost $41,263,540)		41,263,540

TOTAL LONG-TERM INVESTMENTS (Cost $1,027,411,965)		1,041,951,723

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 10.9%
Commercial Paper — 10.6%
American Electric Power Co., Inc.
0.254% 1/03/22 (a)	$8,000,000	$7,999,897
CenterPoint Energy, Inc.
0.446% 1/11/22 (a)	6,000,000	5,999,652
Centerpoint Engy, Inc.
0.152% 1/03/22 (a)	1,000,000	999,987
Danaher Corp.
0.254% 1/26/22 (a)	12,000,000	11,997,799
Enbridge (us), Inc.
0.385% 1/21/22 (a)	2,000,000	1,999,715
Entergy Corp.
0.183% 1/03/22 (a)	12,000,000	11,999,890
Eversource Energy
0.243% 1/11/22 (a)	7,000,000	6,999,733
MUFG Bank Ltd.
0.061% 2/01/22	5,000,000	4,999,542
National Grid PLC
0.233% 1/13/22 (a)	9,000,000	8,999,334
0.304% 1/25/22 (a)	4,000,000	3,999,278
National Rural Utilities Cooperative Finance Corp.
0.203% 2/01/22	1,000,000	999,916
0.203% 2/02/22	11,000,000	10,999,032
Oge Energy Corp.
0.284% 1/05/22 (a)	7,000,000	6,999,847
Parker-hannifin Corp.
0.325% 2/15/22 (a)	6,000,000	5,997,654
Tampa Electric Co.
0.314% 1/13/22 (a)	4,000,000	3,999,873
0.355% 1/05/22 (a)	8,000,000	7,999,911
0.355% 1/10/22 (a)	4,000,000	3,999,907
Virginia Elect.& Pwr
0.183% 1/07/22	1,000,000	999,977
		107,990,944

	Principal Amount	Value
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/21, 0.000%, due 1/03/22 (i)	$3,216,034	$3,216,034

TOTAL SHORT-TERM INVESTMENTS (Cost $111,204,491)		111,206,978

TOTAL INVESTMENTS — 112.9% (Cost $1,138,616,456) (j)		1,153,158,701

Other Assets/(Liabilities) — (12.9)%		(131,508,775)

NET ASSETS — 100.0%		$1,021,649,926

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2021, the aggregate market value of these securities amounted to $451,772,309 or 44.22% of net assets.

(b)	Security is perpetual and has no stated maturity date.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2021, was $43,044,585 or 4.21% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $2,703,280 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2021.

(e)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(h)	Represents investment of security lending cash collateral. (Note 2).
(i)

Maturity value of $3,216,034. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 7/31/28, and an aggregate market value, including accrued interest, of $3,280,392.

(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	87.7%
Cayman Islands	7.1%
United Kingdom	1.6%
Canada	0.9%
Netherlands	0.8%
Mexico	0.8%
Israel	0.5%
Luxembourg	0.5%
Bermuda	0.4%
Ireland	0.4%
France	0.4%
Switzerland	0.3%
Germany	0.3%
Colombia	0.2%
Australia	0.1%
Total Long-Term Investments	102.0%
Short-Term Investments and Other Assets and Liabilities	(2.0)%
Net Assets	100.0%

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	3-Month USD LIBOR BBA	Quarterly	2.44%##	Semi-Annually	USD	3,700,000	$317,793	$184,971	$132,822

Put
10-Year Interest Rate Swap, 12/15/42	Barclays Bank PLC*	12/13/32	2.94%##	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	56,100,000	$1,964,622	$2,804,608	$(839,986)
									$2,282,415	$2,989,579	$(707,164)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	3/22/22	72	$11,421,144	$130,356
U.S. Treasury Ultra Bond	3/22/22	211	41,013,826	579,549
U.S. Treasury Note 2 Year	3/31/22	285	62,295,397	(116,412)
U.S. Treasury Note 5 Year	3/31/22	214	25,901,003	(12,019)
				$581,474
Short
U.S. Treasury Ultra 10 Year	3/22/22	38	$(5,476,338)	$(88,287)

* Contracts are subject to a Master Netting Agreement.

## Exercise Rate.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments
December 31, 2021

	Principal Amount	Value
BONDS & NOTES — 96.8%
CORPORATE DEBT — 51.7%
Agriculture — 1.7%
BAT Capital Corp.
4.700% 4/02/27	$1,185,000	$1,304,338
Imperial Brands Finance PLC
3.125% 7/26/24 (a)	400,000	413,399
3.500% 2/11/23 (a)	387,000	394,227
Wens Foodstuffs Group Co. Ltd.
2.349% 10/29/25 (a)	900,000	746,551
		2,858,515
Airlines — 0.6%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.500% 10/20/25 (a)	1,000,000	1,051,329
Auto Manufacturers — 2.6%
Ford Motor Credit Co. LLC
3 mo. USD LIBOR + 1.235% 1.391% FRN 2/15/23	275,000	274,458
3.087% 1/09/23	260,000	264,395
3.350% 11/01/22	1,050,000	1,063,125
General Motors Co.
6.125% 10/01/25	605,000	695,286
Harley-Davidson Financial Services, Inc.
3.350% 6/08/25 (a)	449,000	470,575
Hyundai Capital America
1.500% 6/15/26 (a)	850,000	826,714
Nissan Motor Acceptance Co. LLC
1.850% 9/16/26 (a)	885,000	863,975
		4,458,528
Auto Parts & Equipment — 0.3%
Metalsa S A P I De Cv
4.900% 4/24/23 (a)	450,000	463,500
Banks — 11.2%
ABN AMRO Bank NV
4.750% 7/28/25 (a)	825,000	898,299
Arab National Bank 5 year CMT + 2.974%
3.326% VRN 10/28/30 (a)	650,000	663,373
Banco Santander SA
1.849% 3/25/26	600,000	597,011
Bank of America Corp.
SOFR + .960% 1.734% VRN 7/22/27	265,000	263,221
3.950% 4/21/25	178,000	190,332
4.000% 1/22/25	647,000	691,205
4.250% 10/22/26	330,000	364,338

	Principal Amount	Value
The Bank of Nova Scotia
4.500% 12/16/25	$829,000	$911,050
Barclays PLC
5.200% 5/12/26	775,000	864,799
BPCE SA
4.625% 7/11/24 (a)	200,000	213,810
5.700% 10/22/23 (a)	1,085,000	1,166,442
Citigroup, Inc.
4.400% 6/10/25	1,320,000	1,438,004
Credit Suisse AG
6.500% 8/08/23 (a)	930,000	1,000,913
Danske Bank A/S
1 year CMT + .730% 1.549% VRN 9/10/27 (a)	485,000	474,134
5.000% 1/12/22 (a)	455,000	455,403
Deutsche Bank AG
SOFR + 2.159% 2.222% VRN 9/18/24	435,000	440,641
SOFR + 1.219% 2.311% VRN 11/16/27	430,000	429,941
The Goldman Sachs Group, Inc.
4.250% 10/21/25	1,630,000	1,778,333
HSBC Holdings PLC
4.250% 3/14/24	210,000	221,781
4.250% 8/18/25	483,000	519,542
4.375% 11/23/26	73,000	80,134
ING Groep NV SOFR + 1.005%
1.726% VRN 4/01/27	407,000	404,482
JP Morgan Chase & Co. SOFR + .765%
1.470% VRN 9/22/27	445,000	436,461
Macquarie Group Ltd. SOFR + 1.069%
1.340% VRN 1/12/27 (a)	525,000	511,056
Morgan Stanley
4.350% 9/08/26	1,150,000	1,270,370
Natwest Group PLC 1 year CMT + .900%
1.642% VRN 6/14/27	345,000	340,460
Sberbank of Russia Via SB Capital SA
5.250% 5/23/23 (a)	650,000	672,659
Societe Generale SA 1 year CMT + 1.100%
1.488% VRN 12/14/26 (a)	525,000	511,577
UBS Group AG
4.125% 9/24/25 (a)	830,000	896,520
Wells Fargo & Co.
4.100% 6/03/26	405,000	441,640
		19,147,931

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Beverages — 0.6%
Bacardi Ltd.
4.450% 5/15/25 (a)	$548,000	$594,083
JDE Peet’s NV
1.375% 1/15/27 (a)	457,000	441,613
		1,035,696
Chemicals — 0.8%
Celanese US Holdings LLC
1.400% 8/05/26	250,000	244,067
MEGlobal Canada ULC
5.000% 5/18/25 (a)	450,000	490,708
Syngenta Finance NV
4.441% 4/24/23 (a)	320,000	330,824
4.892% 4/24/25 (a)	335,000	359,883
		1,425,482
Commercial Services — 1.8%
Adani Ports & Special Economic Zone Ltd.
3.375% 7/24/24 (a)	1,443,000	1,483,685
Ashtead Capital, Inc.
1.500% 8/12/26 (a)	320,000	314,311
Element Fleet Management Corp.
1.600% 4/06/24 (a)	240,000	240,233
Triton Container International Ltd.
2.050% 4/15/26 (a)	950,000	943,044
		2,981,273
Computers — 0.5%
Dell International LLC/EMC Corp.
4.000% 7/15/24	414,000	439,378
5.850% 7/15/25	432,000	489,853
		929,231
Distribution & Wholesale — 0.8%
Li & Fung Ltd.
4.500% 8/18/25 (a)	1,350,000	1,377,199
Diversified Financial Services — 4.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.450% 10/29/26	555,000	559,918
2.875% 8/14/24	305,000	313,794
Aircastle Ltd.
4.125% 5/01/24	740,000	772,758
Antares Holdings LP
2.750% 1/15/27 (a)	310,000	303,971
3.950% 7/15/26 (a)	605,000	622,444
6.000% 8/15/23 (a)	323,000	343,295
Avolon Holdings Funding Ltd.
2.875% 2/15/25 (a)	1,000,000	1,021,899
4.250% 4/15/26 (a)	250,000	265,058

	Principal Amount	Value
BGC Partners, Inc.
4.375% 12/15/25	$505,000	$540,862
Blackstone Private Credit Fund
2.625% 12/15/26 (a)	890,000	868,237
Lazard Group LLC
3.750% 2/13/25	505,000	537,153
LeasePlan Corp. NV
2.875% 10/24/24 (a)	280,000	288,688
SPARC EM SPC Panama Metro Line 2 SP
0.000% 12/05/22 (a)	86,196	85,119
Synchrony Financial
3.950% 12/01/27	400,000	429,815
		6,953,011
Electric — 1.1%
Alliant Energy Finance LLC
1.400% 3/15/26 (a)	260,000	250,505
Enel Finance International NV
1.375% 7/12/26 (a)	620,000	604,114
Pacific Gas and Electric Co.
1.750% 6/16/22	970,000	970,003
		1,824,622
Energy – Alternate Sources — 0.4%
Contemporary Ruiding Development Ltd.
1.500% 9/09/26 (a)	682,000	664,312
Food — 0.9%
JBS Finance Luxembourg Sarl
2.500% 1/15/27 (a)	860,000	850,334
Smithfield Foods, Inc.
4.250% 2/01/27 (a)	575,000	617,910
		1,468,244
Gas — 0.4%
ONE Gas, Inc.
1.100% 3/11/24	716,000	712,223
Health Care – Services — 1.0%
HCA, Inc.
5.375% 2/01/25	795,000	873,705
Universal Health Services, Inc.
1.650% 9/01/26 (a)	890,000	874,057
		1,747,762
Insurance — 3.2%
AmTrust Financial Services, Inc.
6.125% 8/15/23	620,000	623,968
Athene Global Funding
1.730% 10/02/26 (a)	445,000	437,021
2.500% 1/14/25 (a)	420,000	431,028

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Brighthouse Financial Global Funding
1.550% 5/24/26 (a)	$484,000	$477,656
CNO Financial Group, Inc.
5.250% 5/30/25	530,000	585,159
CNO Global Funding
1.750% 10/07/26 (a)	714,000	705,782
Enstar Group Ltd.
4.500% 3/10/22	435,000	436,234
Equitable Financial Life Global Funding
1.700% 11/12/26 (a)	605,000	597,156
GA Global Funding Trust
1.625% 1/15/26 (a)	260,000	257,985
Jackson Financial, Inc.
1.125% 11/22/23 (a)	245,000	244,575
Unum Group
3.875% 11/05/25	620,000	661,988
		5,458,552
Internet — 0.6%
Expedia Group, Inc.
4.625% 8/01/27	189,000	210,597
Netflix, Inc.
5.875% 11/15/28	285,000	342,713
Weibo Corp.
3.500% 7/05/24	450,000	463,396
		1,016,706
Investment Companies — 1.7%
Ares Capital Corp.
3.875% 1/15/26	535,000	564,105
4.200% 6/10/24	423,000	446,432
BlackRock TCP Capital Corp.
3.900% 8/23/24	360,000	375,977
Golub Capital BDC, Inc.
2.500% 8/24/26	270,000	265,501
3.375% 4/15/24	330,000	339,123
Icahn Enterprises LP/ Icahn Enterprises Finance Corp.
4.750% 9/15/24	445,000	461,688
Sixth Street Specialty Lending, Inc.
3.875% 11/01/24	410,000	428,740
		2,881,566
Iron & Steel — 1.6%
Severstal OAO Via Steel Capital SA
3.150% 9/16/24 (a)	1,443,000	1,473,170
Vale Overseas Ltd.
6.250% 8/10/26	1,030,000	1,192,235
		2,665,405

	Principal Amount	Value
Leisure Time — 0.2%
Harley-Davidson, Inc.
3.500% 7/28/25	$255,000	$269,031
Lodging — 0.7%
Hyatt Hotels Corp.
1.800% 10/01/24	342,000	342,057
Las Vegas Sands Corp.
3.200% 8/08/24	875,000	891,004
		1,233,061
Machinery – Construction & Mining — 0.5%
The Weir Group PLC
2.200% 5/13/26 (a)	880,000	868,188
Media — 0.6%
Cable Onda SA
4.500% 1/30/30 (a)	630,000	646,884
ViacomCBS, Inc.
4.750% 5/15/25	400,000	438,840
		1,085,724
Mining — 0.6%
Glencore Finance Canada Ltd.
4.250% STEP 10/25/22 (a)	254,000	260,680
Glencore Funding LLC
1.625% 4/27/26 (a)	470,000	461,372
4.125% 5/30/23 (a)	360,000	374,371
		1,096,423
Multi-National — 0.6%
Africa Finance Corp.
3.125% 6/16/25 (a)	957,000	984,983
Oil & Gas — 2.5%
Cenovus Energy, Inc.
5.375% 7/15/25	222,000	245,080
EQT Corp.
3.000% 10/01/22 (b)	515,000	520,150
6.625% STEP 2/01/25	320,000	360,800
Occidental Petroleum Corp.
5.500% 12/01/25	975,000	1,081,027
Ovintiv Exploration, Inc.
5.375% 1/01/26	275,000	304,738
5.625% 7/01/24	505,000	556,000
Petroleos Mexicanos
4.625% 9/21/23	1,215,000	1,245,387
		4,313,182
Packaging & Containers — 0.5%
Berry Global, Inc.
1.650% 1/15/27	670,000	654,520

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sealed Air Corp.
5.500% 9/15/25 (a)	$132,000	$146,025
		800,545
Pharmaceuticals — 0.3%
Bayer US Finance II LLC
4.250% 12/15/25 (a)	400,000	432,835
Pipelines — 1.8%
Energy Transfer LP
4.200% 9/15/23	580,000	605,745
EnLink Midstream Partners LP
4.400% 4/01/24	900,000	940,500
EQM Midstream Partners LP
4.750% 7/15/23	505,000	525,200
Plains All American Pipeline LP / PAA Finance Corp.
4.500% 12/15/26	90,000	98,853
4.650% 10/15/25	760,000	829,282
		2,999,580
Private Equity — 0.7%
Hercules Capital, Inc.
2.625% 9/16/26	560,000	555,360
4.625% 10/23/22	610,000	621,814
		1,177,174
Real Estate — 1.6%
Country Garden Holdings Co. Ltd.
4.750% 1/17/23 (a)	250,000	243,756
7.125% 1/27/22 (a)	250,000	249,650
8.000% 1/27/24 (a)	1,351,000	1,357,717
MAF Sukuk Ltd.
4.500% 11/03/25 (a)	625,000	676,563
Shimao Group Holdings Ltd.
6.125% 2/21/24 (a)	400,000	256,400
		2,784,086
Real Estate Investment Trusts (REITS) — 1.1%
Omega Healthcare Investors, Inc.
4.750% 1/15/28	395,000	436,117
SBA Tower Trust
1.884% 1/15/26 (a)	287,000	286,622
Service Properties Trust
4.350% 10/01/24	935,000	916,300
Vornado Realty LP
2.150% 6/01/26	310,000	309,940
		1,948,979
Retail — 0.6%
Nordstrom, Inc.
2.300% 4/08/24	268,000	268,000
4.000% 3/15/27	86,000	86,430

	Principal Amount	Value
QVC, Inc.
4.375% 3/15/23	$590,000	$607,700
		962,130
Semiconductors — 0.2%
Marvell Technology, Inc.
1.650% 4/15/26	420,000	415,260
Storage & Warehousing — 0.5%
GLP China Holdings Ltd.
4.974% 2/26/24 (a)	730,000	766,244
Telecommunications — 2.0%
Ericsson LM
4.125% 5/15/22	628,000	635,065
NBN Co. Ltd.
1.450% 5/05/26 (a)	525,000	517,246
Sprint Communications, Inc.
9.250% 4/15/22	330,000	337,012
Telecom Italia SpA
5.303% 5/30/24 (a)	430,000	452,558
Tower Bersama Infrastructure Tbk PT
4.250% 1/21/25 (a)	1,445,000	1,502,835
		3,444,716
Toys, Games & Hobbies — 0.5%
Mattel, Inc.
3.375% 4/01/26 (a)	900,000	922,968
Trucking & Leasing — 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1.700% 6/15/26 (a)	585,000	578,591

TOTAL CORPORATE DEBT (Cost $88,451,869)		88,204,787

MUNICIPAL OBLIGATIONS — 0.2%
Pennsylvania Higher Education Assistance Agency, Revenue Bonds, Series 2006-2, Class B,
1.420% FRN 10/25/42 (c)	350,000	349,257

TOTAL MUNICIPAL OBLIGATIONS (Cost $345,188)		349,257

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 43.7%
Automobile Asset-Backed Securities — 4.2%
AmeriCredit Automobile Receivables Trust, Series 2020-1, Class D
1.800% 12/18/25	947,000	953,773

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Avis Budget Rental Car Funding AESOP LLC
Series 2020-1A, Class C, 3.020% 8/20/26 (a)	$1,259,000	$1,286,374
Series 2019-3A, Class C, 3.150% 3/20/26 (a)	1,083,000	1,104,051
Series 2019-1A, Class C, 4.530% 3/20/23 (a)	116,500	117,103
Series 2018-1A, Class C, 4.730% 9/20/24 (a)	500,000	522,573
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class B
3.630% 1/19/24 (a)	180,000	181,480
Carmax Auto Owner Trust, Series 2021-4, Class D
1.480% 3/15/28	250,000	245,106
Carvana Auto Receivables Trust
Series 2021-N1, Class D, 1.500% 1/10/28	1,243,000	1,240,777
Series 2021-P3, Class D, 2.250% 9/11/28	855,000	841,778
GM Financial Revolving Receivables Trust, Series 2021-1, Class C
1.670% 6/12/34 (a)	364,000	361,915
Santander Revolving Auto Loan Trust, Series 2019-A, Class D
3.450% 1/26/32 (a)	215,000	220,048
		7,074,978
Commercial Mortgage-Backed Securities — 6.6%
BAMLL Commercial Mortgage Securities Trust
Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350% 1.460% FRN 9/15/34 (a)	130,000	128,377
Series 2019-BPR, Class CMP, 3.895% VRN 11/05/32 (a) (c)	370,000	370,522
Series 2019-BPR, Class DMP, 3.895% VRN 11/05/32 (a) (c)	450,000	438,539
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500%
1.610% FRN 7/15/35 (a)	500,000	498,130
BSREP Commercial Mortgage Trust, Series 2021-DC, Class C, 1 mo. USD LIBOR + 1.550%
1.660% FRN 8/15/38 (a)	837,000	834,385
BX Commercial Mortgage Trust
Series 2020-BXLP, Class D, 1 mo. USD LIBOR + 1.250% 1.360% FRN 12/15/36 (a)	542,777	540,741

	Principal Amount	Value
Series 2020-BXLP, Class E, 1 mo. USD LIBOR + 1.600% 1.710% FRN 12/15/36 (a)	$640,476	$637,675
Series 2018-IND, Class E, 1 mo. USD LIBOR + 1.700% 1.810% FRN 11/15/35 (a)	123,320	123,286
Series 2019-XL, Class E, 1 mo. USD LIBOR + 1.800% 1.910% FRN 10/15/36 (a)	268,600	268,107
Series 2021-SOAR, Class E, 1 mo. USD LIBOR + 1.800% 1.910% FRN 6/15/38 (a)	327,000	325,165
Series 2021-VOLT, Class E, 1 mo. USD LIBOR + 2.000% 2.110% FRN 9/15/36 (a)	792,000	785,071
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 2.110% FRN 10/15/36 (a)	753,100	748,896
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, 1 mo. USD LIBOR + 2.150%
2.260% FRN 12/15/37 (a)	545,194	544,537
Commercial Mortgage Trust, Series 2014-CR14, Class A2
3.147% 2/10/47	82,191	82,590
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 1 mo. USD LIBOR + 1.600%
1.710% FRN 5/15/36 (a)	200,000	199,251
KIND Trust
Series 2021-KIND, Class B, 1 mo. USD LIBOR + 1.350% 1.460% FRN 8/15/38 (a)	550,000	547,251
Series 2021-KIND, Class C, 1 mo. USD LIBOR + 1.750% 1.860% FRN 8/15/38 (a)	600,000	596,252
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
1.910% FRN 5/15/36 (a)	251,000	249,904
Life Mortgage Trust, Series 2021-BMR, Class E, 1 mo. USD LIBOR + 1.750%
1.860% FRN 3/15/38 (a)	372,000	367,816
MHC Commercial Mortgage Trust, Series 2021-MHC, Class E, 1 mo. USD LIBOR + 2.101%
2.211% FRN 4/15/38 (a)	620,000	619,031
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B
3.769% 2/15/46	250,000	250,851

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I Trust, Series 2012-STAR, Class D,
3.926% VRN 8/05/34 (a) (c)	$400,000	$397,641
One New York Plaza Trust
Series 2020-1NYP, Class C, 1 mo. USD LIBOR + 2.200% 2.310% FRN 1/15/36 (a)	616,000	617,721
Series 2020-1NYP, Class D, 1 mo. USD LIBOR + 2.750% 2.860% FRN 1/15/36 (a)	414,000	415,472
VASA Trust, Series 2021-VASA, Class D, 1 mo. USD LIBOR + 2.100%
2.210% FRN 7/15/39 (a)	711,000	709,172
		11,296,383
Home Equity Asset-Backed Securities — 0.0%
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .480%
0.582% FRN 10/25/34 (a)	29,470	29,457
Other Asset-Backed Securities — 20.1%
321 Henderson Receivables LLC
Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200% 0.310% FRN 3/15/41 (a)	14,641	14,582
Series 2010-3A, Class A, 3.820% 12/15/48 (a)	119,781	123,834
Adams Outdoor Advertising LP, Series 2018-1, Class A
4.810% 11/15/48 (a)	367,684	379,148
Affirm Asset Securitization Trust, Series 2021-A, Class D
3.490% 8/15/25 (a)	950,000	955,230
AIMCO CLO 10 Ltd., Series 2019-10A, Class AR, 3 mo. USD LIBOR + 1.060%
1.188% FRN 7/22/32 (a)	1,000,000	999,998
Apidos CLO XXVI, Series 2017-26A, Class A2R, 3 mo. USD LIBOR + 1.500%
1.622% FRN 7/18/29 (a)	500,000	499,998
Aqua Finance Trust, Series 2021-A, Class A
1.540% 7/17/46 (a)	1,511,758	1,495,481
Ballyrock CLO Ltd., Series 2020-2A, Class A2R, 3 mo. USD LIBOR + 1.550%
1.682% FRN 10/20/31 (a)	800,000	797,992
BHG Securitization Trust, Series 2021-B, Class C
2.240% 10/17/34 (a)	448,000	438,059

	Principal Amount	Value
BlueMountain Fuji US CLO I Ltd., Series 2017-1A, Class A1R, 3 mo. USD LIBOR + .980%
1.112% FRN 7/20/29 (a)	$550,000	$549,408
BRE Grand Islander Timeshare Issuer LLC
Series 2017-1A, Class A, 2.940% 5/25/29 (a)	65,512	66,485
Series 2019-A, Class B, 3.780% 9/26/33 (a)	194,749	200,293
Business Jet Securities LLC
Series 2021-1A, Class A, 2.162% 4/15/36 (a)	598,363	587,582
Series 2020-1A, Class A, 2.981% 11/15/35 (a)	177,072	176,844
Canyon Capital CLO Ltd., Series 2017-1A, Class CR, 3 mo. USD LIBOR + 2.000%
2.124% FRN 7/15/30 (a)	300,000	299,570
Capital Automotive REIT
Series 2017-1A, Class A1, 3.870% 4/15/47 (a)	235,164	235,303
Series 2020-1A, Class B1, 4.170% 2/15/50 (a)	484,000	496,720
Series 2017-1A, Class A2, 4.180% 4/15/47 (a)	587,911	608,595
Castlelake Aircraft Structured Trust, Series 2018-1, Class A
4.125% 6/15/43 (a)	218,868	214,390
Cbam CLO Management Cbam, Series 2018-6A, Class A1R, 3 mo. USD LIBOR + 1.270%
1.394% FRN 1/15/31 (a)	500,000	500,044
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3 mo. USD LIBOR + .980%
1.112% FRN 4/20/31 (a)	250,000	249,506
CF Hippolyta LLC, Series 2020-1, Class B1
2.280% 7/15/60 (a)	92,971	92,828
CIFC Funding Ltd., Series 2017-4A, Class A2R, 3 mo. USD LIBOR + 1.550%
1.674% FRN 10/24/30 (a)	500,000	500,004
DataBank Issuer, Series 2021-1A, Class A2
2.060% 2/27/51 (a)	991,000	972,217
Diamond Resorts Owner Trust, Series 2018-1, Class A
3.700% 1/21/31 (a)	87,473	89,086

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Elara HGV Timeshare Issuer LLC
Series 2017-A, Class A, 2.690% 3/25/30 (a)	$70,616	$71,565
Series 2016-A, Class A, 2.730% 4/25/28 (a)	122,323	124,588
Series 2017-A, Class B, 2.960% 3/25/30 (a)	209,233	213,132
Series 2019-A, Class C, 3.450% 1/25/34 (a)	424,309	432,510
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (a)	28,039	28,149
Firstkey Homes Trust, Series 2021, Class E2
2.489% 8/17/38 (a)	460,000	447,379
Flatiron CLO 17 Ltd., Series 2017-1A, Class AR, 3 mo. USD LIBOR + .980%
1.136% FRN 5/15/30 (a)	500,000	500,037
FNA VI LLC, Series 2021-1A, Class A
1.350% 1/10/32 (a) (d)	1,828,728	1,808,956
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 4/15/55 (a)	435,259	437,076
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	210,980	216,391
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	203,049	211,413
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (c)	185,739	192,852
Hero Funding Trust
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	115,038	117,721
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	113,398	117,306
Series 2015-1A, Class A, 3.840% 9/21/40 (a)	230,160	238,377
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	203,449	213,654
HIN Timeshare Trust, Series 2020-A, Class B
2.230% 10/09/39 (a)	676,068	677,536
Horizon Aircraft Finance I Ltd., Series 2018-1, Class A
4.458% 12/15/38 (a)	481,515	467,120
Horizon Aircraft Finance III Ltd.
Series 2019-2, Class A, 3.425% 11/15/39 (a)	368,888	361,220
Series 2019-2, Class B, 4.458% 11/15/39 (a)	683,333	635,426

	Principal Amount	Value
KKR CLO Ltd., Series 28A, Class A, 3 mo. USD LIBOR + 1.140%
1.343% FRN 3/15/31 (a)	$250,000	$249,862
KREF Ltd., Series 2021-FL2, Class AS, 1 mo. USD LIBOR + 1.300%
1.409% FRN 2/15/39 (a)	900,000	899,625
Lendingpoint Asset Securitization, Series 2021-A, Class B
1.110% 2/15/29 (a)	1,361,310	1,357,548
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (a)	312,783	306,072
Marlette Funding Trust, Series 2019-2A, Class B
3.530% 7/16/29 (a)	65,364	65,600
Mosaic Solar Loans LLC
Series 2018-2GS, Class A, 4.200% 2/22/44 (a)	168,371	179,264
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	40,972	42,880
Neuberger Berman Loan Advisers CLO 25 Ltd., Series 2017-25A, Class BR, 3 mo. USD LIBOR + 1.350%
1.472% FRN 10/18/29 (a)	1,000,000	994,839
Newark BSL CLO 2 Ltd., Series 2017-1A, Class A2R, 3 mo. USD LIBOR + 1.400%
1.524% FRN 7/25/30 (a)	250,000	249,487
NP SPE II LLC, Series 2017-1A, Class A1
3.372% 10/21/47 (a)	112,814	114,719
NRZ Advance Receivables Trust, Series 2020-T3, Class DT3
2.458% 10/15/52 (a)	246,600	244,979
Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A3
2.260% 11/20/50 (a)	400,000	392,935
Orange Lake Timeshare Trust, Series 2016-A, Class B
2.910% 3/08/29 (a)	81,531	82,170
Oxford Finance Funding Trust, Series 2020-1A, Class A2
3.101% 2/15/28 (a)	281,000	284,040
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I
4.262% 9/05/48 (a)	580,500	570,859
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
2.952% FRN 2/25/23 (a)	250,000	250,631

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rad CLO 1 Ltd., Series 2018-1A, Class BR, 3 mo. USD LIBOR + 1.400%
1.524% FRN 7/15/31 (a)	$350,000	$350,002
RAMP Trust, Series 2005-EFC1, Class M5, 1 mo. USD LIBOR + .650%
1.077% FRN 5/25/35	393,526	392,229
Rockford Tower CLO Ltd., Series 2017-3A, Class A, 3 mo. USD LIBOR + 1.190%
1.322% FRN 10/20/30 (a)	1,000,000	999,481
RRAM., Series 2018-3A, Class A1R2, 3 mo. USD LIBOR + 1.090%
1.214% FRN 1/15/30 (a)	400,000	400,009
SBA Tower Trust, Series 2014-2A, Class C,
3.869% STEP 10/15/49 (a)	430,000	445,216
Sierra Receivables Funding LLC
Series 2017-1A, Class A, 2.910% 3/20/34 (a)	90,197	90,197
Series 2020-2A, Class C, 3.510% 7/20/37 (a)	62,616	63,668
Series 2018-1A, Class B, 4.036% 4/20/35	192,719	196,408
SoFi Consumer Loan Program Trust, Series 2019-3, Class D
3.890% 5/25/28 (a)	772,000	783,926
Store Master Funding I-VII, Series 2018-1A, Class A3
4.400% 10/20/48 (a)	508,733	519,328
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + 1.200%
1.302% FRN 11/25/35 (a)	132,684	130,286
TAL Advantage VII LLC, Series 2020-1A, Class B
3.290% 9/20/45 (a)	781,875	782,678
Thrust Engine Leasing, Series 2021-1A, Class A
4.163% 7/15/40 (a)	592,459	593,370
TICP CLO XI Ltd., Series 2018-11A, Class A, 3 mo. USD LIBOR + 1.180%
1.312% FRN 10/20/31 (a)	400,000	400,008
Treman Park CLO Ltd., Series 2015-1A, Class ARR, 3 mo. USD LIBOR + 1.070%
1.202% FRN 10/20/28 (a)	584,843	584,854

	Principal Amount	Value
Trinity Rail Leasing LP, Series 2019-1A, Class A
3.820% 4/17/49 (a)	$603,377	$619,649
Vantage Data Centers LLC, Series 2020-1A, Class A2
1.645% 9/15/45 (a)	675,000	662,700
VERDE CLO Ltd., Series 2019-1A, Class AR, 3 mo. USD LIBOR + 1.100%
1.224% FRN 4/15/32 (a)	500,000	499,509
Welk Resorts LLC, Series 2017-AA, Class B
3.410% 6/15/33 (a)	68,096	68,835
Westgate Resorts LLC, Series 2018-1A, Class A
3.380% 12/20/31 (a)	86,490	86,841
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (a)	208,679	204,488
		34,214,797
Student Loans Asset-Backed Securities — 5.4%
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%
1.602% FRN 7/25/58 (a)	140,000	129,797
College Avenue Student Loans LLC
Series 2018-A, Class A1, 1 mo. USD LIBOR + 1.200% 1.303% FRN 12/26/47 (a)	333,176	336,402
Series 2017-A, Class A1, FRN, 1 mo. USD LIBOR + 1.650% 1.753% FRN 11/26/46 (a)	247,834	252,223
Series 2021-A, Class B, 2.320% 7/25/51 (a)	1,091,000	1,083,795
Series 2017-A, Class B, 4.500% 11/26/46 (a)	375,319	387,942
College Loan Corp. Trust, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%
0.614% FRN 1/15/37	140,273	129,309
Commonbond Student Loan Trust
Series 2018-AGS, Class C, 3.820% 2/25/44 (a)	22,605	22,552
Series 2018-BGS, Class C, 4.120% 9/25/45 (a)	24,913	25,146
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	12,184	12,222
Series 2017-AGS, Class C, 5.280% 5/25/41 (a)	48,499	50,068
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B
2.500% 1/25/30 (a)	44,510	44,386

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DRB Prime Student Loan Trust, Series 2017-B, Class CFX
3.610% 8/25/42 (a)	$172,101	$174,055
EdLinc Student Loan Funding, Series 2017-A, Class A, PRIME - 1.150%
2.100% FRN 12/01/47 (a)	200,533	201,446
ELFI Graduate Loan Program LLC, Series 2018-A, Class B
4.000% 8/25/42 (a)	85,189	87,635
Higher Education Funding I, Series 2004-1, Class B1,
1.796% FRN 1/01/44 (a) (c)	950,000	851,332
Laurel Road Prime Student Loan Trust
Series 2019-A, Class BFX, 3.000% 10/25/48 (a)	256,646	258,941
Series 2018-B, Class BFX, 3.720% 5/26/43 (a)	191,151	193,708
Navient Private Education Refi Loan Trust, Series 2020-BA, Class B
2.770% 1/15/69 (a)	2,200,000	2,218,184
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%
1.853% FRN 12/26/40 (a)	36,180	36,205
Nelnet Student Loan Trust, Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500%
1.603% FRN 6/25/54 (a)	130,000	130,000
SLC Student Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .200%
0.354% FRN 2/15/45	256,365	240,409
SLM Student Loan Trust
Series 2006-7, Class B, 3 mo. USD LIBOR + .200% 0.324% FRN 1/27/42	773,311	724,338
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 0.334% FRN 10/25/40	322,919	303,419
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 0.414% FRN 1/25/44	421,221	396,867
Series 2003-14, Class A6, 3 mo. USD LIBOR + .300% 0.424% FRN 7/25/25	47,200	47,160
Series 2005-9, Class B, 3 mo. USD LIBOR + .300% 0.424% FRN 1/25/41	320,307	302,687
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 0.434% FRN 1/25/55	125,362	119,457

	Principal Amount	Value
SMB Private Education Loan Trust
Series 2018-C, Class A2B, 1 mo. USD LIBOR + .750% 0.860% FRN 11/15/35 (a)	$332,721	$333,760
Series 2016-C, Class A2B, 1 mo. USD LIBOR + 1.100% 1.210% FRN 9/15/34 (a)	116,873	117,815
SoFi Professional Loan Program LLC
Series 2016-D, Class A1, 1 mo. USD LIBOR + .950% 1.053% FRN 1/25/39 (a)	15,069	15,072
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200% 1.303% FRN 6/25/33 (a)	29,230	29,287
		9,255,619
Whole Loan Collateral Collateralized Mortgage Obligations — 7.4%
Angel Oak Mortgage Trust
Series 2020-5, Class A2, 1.579% VRN 5/25/65 (a) (c)	185,802	185,793
Series 2020-5, Class A3, 2.041% VRN 5/25/65 (a) (c)	167,471	167,616
Series 2021-1, Class M1, 2.215% VRN 1/25/66 (a) (c)	314,000	312,481
Bank of America Mortgage Securities, Series 2004-G, Class 2A7,
2.499% VRN 8/25/34 (c)	2,147	2,116
BRAVO Residential Funding Trust, Series 2020-NQM1, Class A3,
2.406% VRN 5/25/60 (a) (c)	159,807	160,547
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000%
1.042% FRN 8/25/49 (a)	460,266	460,780
Citigroup Mortgage Loan Trust
Series 2019-IMC1, Class A3, 3.030% VRN 7/25/49 (a) (c)	138,982	138,844
Series 2019-IMC1, Class M1, 3.170% VRN 7/25/49 (a) (c)	391,000	393,565
Credit Suisse Mortgage Capital Certificates, Series 2021-NQM4, Class M1,
2.472% VRN 5/25/66 (a) (c)	500,000	495,456
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A3,
1.538% VRN 2/25/66 (a) (c)	770,654	768,912
Deephaven Residential Mortgage Trust, Series 2021-1, Class A3,
1.128% VRN 5/25/65 (a) (c)	302,151	299,116
Flagstar Mortgage Trust, Series 2021-6INV, Class A18,
2.500% VRN 8/25/51 (a) (c)	645,391	640,500

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Homeward Opportunities Fund I Trust, Series 2020-2, Class A1,
1.657% VRN 5/25/65 (a) (c)	$130,047	$130,247
MFRA Trust, Series 2021-NQM2, Class A3,
1.472% VRN 11/25/64 (a) (c)	603,562	598,291
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1,
3.750% VRN 11/25/56 (a) (c)	155,859	165,821
NewRez Warehouse Securitization Trust, Series 2021-1, Class C, 1 mo. USD LIBOR + 1.050%
1.152% FRN 5/25/55 (a)	927,000	927,220
NLT Trust
Series 2021-INV2, Class A3, 1.520% VRN 8/25/56 (a) (c)	831,978	825,284
Series 2021-INV2, Class M1, 2.569% VRN 8/25/56 (a) (c)	700,000	690,556
Onslow Bay Financial LLC
Series 2021-NQM3, Class A3, 1.362% VRN 7/25/61 (a) (c)	1,010,729	1,001,718
Series 2021-NQM1, Class M1, 2.219% VRN 2/25/66 (a) (c)	333,000	328,907
Series 2020-INV1, Class A21, 3.500% VRN 12/25/49 (a) (c)	207,884	211,691
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3,
3.000% VRN 10/25/31 (a) (c)	237,503	239,810
Starwood Mortgage Residential Trust
Series 2021-3, Class A3, 1.518% VRN 6/25/56 (a) (c)	317,666	315,712
Series 2021-1, Class A3, 1.528% VRN 5/25/65 (a) (c)	991,479	988,013
Series 2019-INV1, Class A3, 2.916% VRN 9/27/49 (a) (c)	532,984	536,310
Verus Securitization Trust
Series 2021-5, Class A3, 1.373% VRN 9/25/66 (a) (c)	263,622	261,396
Series 2019-INV2, Class A3, 3.219% VRN 7/25/59 (a) (c)	614,277	617,974
Series 2019-INV3, Class M1, 3.279% VRN 11/25/59 (a) (c)	265,000	267,303
Series 2020-4, Class M1, 3.291% VRN 5/25/65 (a) (c)	548,000	555,403
		12,687,382

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $74,556,342)		74,558,616

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (e) — 1.2%
Pass-Through Securities — 0.0%
Federal National Mortgage Association Pool #775539 12 mo. USD LIBOR + 1.641% 1.891% 5/01/34	$2,401	$2,485
Government National Mortgage Association
Pool #371146 7.000% 9/15/23	7	7
Pool #352022 7.000% 11/15/23	216	225
Pool #491089 7.000% 12/15/28	914	978
Pool #500928 7.000% 5/15/29	506	570
Pool #499410 7.000% 7/15/29	188	213
Pool #510083 7.000% 7/15/29	124	139
Pool #493723 7.000% 8/15/29	378	427
Pool #581417 7.000% 7/15/32	734	820
Government National Mortgage Association II
Pool #008746 1 year CMT + 1.500% 2.125% FRN 11/20/25	297	300
Pool #080136 1 year CMT + 1.500% 2.125% FRN 11/20/27	82	83
		6,247
Whole Loans — 1.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2021-DNA6, Class M2, SOFR30A + 1.500% 1.550% FRN 10/25/41 (a)	1,046,000	1,046,000
Series 2021-DNA2, Class M2, SOFR30A + 2.300% 2.350% FRN 8/25/33 (a)	955,000	972,529
		2,018,529

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $2,007,299)		2,024,776

TOTAL BONDS & NOTES (Cost $165,360,698)		165,137,436

TOTAL PURCHASED OPTIONS (#) — 0.1% (Cost $147,532)		97,513

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.2%
Diversified Financial Services — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	442,000	$442,000

TOTAL MUTUAL FUNDS (Cost $442,000)		442,000

TOTAL LONG-TERM INVESTMENTS (Cost $165,950,230)		165,676,949
	Principal Amount
SHORT-TERM INVESTMENTS — 1.7%
Commercial Paper — 1.7%
American Electric Power Co., Inc.
0.254% 1/03/22 (a)	$1,000,000	999,987
National Rural Utilities Cooperative Finance Corp.
0.203% 2/01/22	1,000,000	999,916
Tampa Electric Co.
0.355% 1/10/22 (a)	1,000,000	999,977
		2,999,880

TOTAL SHORT-TERM INVESTMENTS (Cost $2,999,726)		2,999,880

TOTAL INVESTMENTS — 98.8% (Cost $168,949,956) (g)		168,676,829

Other Assets/(Liabilities) — 1.2%		2,066,640

NET ASSETS — 100.0%		$170,743,469

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2021, the aggregate market value of these securities amounted to $115,648,678 or 67.73% of net assets.

(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2021, was $432,402 or 0.25% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments.

(c)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2021.

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2021, these securities amounted to a value of $1,808,956 or 1.06% of net assets.

(e)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	66.8%
Cayman Islands	10.5%
Bermuda	2.4%
United Kingdom	2.2%
Netherlands	1.9%
Luxembourg	1.8%
Canada	1.4%
Switzerland	1.1%
France	1.1%
Mexico	1.0%
Indonesia	0.9%
India	0.9%
Australia	0.6%
Denmark	0.5%
Ireland	0.5%
Germany	0.5%
Hong Kong	0.4%
China	0.4%
British Virgin Islands	0.4%
Saudi Arabia	0.4%
Panama	0.4%
Sweden	0.4%
Spain	0.3%
Italy	0.3%
Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

(#) Interest Rate Swaptions Purchased

			Paid by Fund		Received by Fund
Description	Counterparty	Expiration Date	Rate	Frequency	Rate	Frequency	Notional Amount		Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
10-Year Interest Rate Swap, 2/02/43	Credit Suisse International*	1/31/33	3.11%##	Semi-Annually	3-Month USD LIBOR BBA	Quarterly	USD	3,080,000	$97,513	$147,532	$(50,019)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	3/22/22	6	$958,895	$3,730
U.S. Treasury Note 10 Year	3/22/22	152	19,772,361	58,889
				$62,619

Short
U.S. Treasury Ultra 10 Year	3/22/22	50	$(7,244,759)	$(77,116)
U.S. Treasury Note 5 Year	3/31/22	498	(60,275,918)	29,590
				$(47,526)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.047%	Semi-Annually	11/22/24	USD	27,500,000	$(68,795)	$—	$(68,795)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.174%	Semi-Annually	1/04/25	USD	49,500,000	17,357	—	17,357
							$(51,438)	$—	$(51,438)

* Contracts are subject to a Master Netting Agreement.

## Exercise Rate.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments
December 31, 2021

	Number of Shares	Value
EQUITIES — 98.7%
COMMON STOCK — 98.7%
Basic Materials — 3.2%
Chemicals — 1.4%
Amyris, Inc. (a) (b)	73,270	$396,391
Diversey Holdings Ltd. (a)	64,434	857,617
NewMarket Corp.	2,313	792,711
		2,046,719
Mining — 1.8%
Compass Minerals International, Inc.	23,344	1,192,411
Kaiser Aluminum Corp.	15,307	1,437,940
		2,630,351
		4,677,070
Communications — 3.0%
Internet — 2.0%
Overstock.com, Inc. (a)	16,241	958,381
Q2 Holdings, Inc. (a)	25,763	2,046,613
		3,004,994
Telecommunications — 1.0%
EchoStar Corp. Class A (a)	53,215	1,402,215
		4,407,209
Consumer, Cyclical — 11.3%
Airlines — 0.5%
Spirit Airlines, Inc. (a)	32,798	716,636
Auto Parts & Equipment — 3.0%
Allison Transmission Holdings, Inc.	22,392	813,949
Dorman Products, Inc. (a)	16,804	1,899,020
Visteon Corp. (a)	15,370	1,708,222
		4,421,191
Entertainment — 0.8%
Cedar Fair LP (a) (c)	23,879	1,195,383
Home Builders — 0.4%
Skyline Champion Corp. (a)	6,826	539,117
Lodging — 0.5%
Boyd Gaming Corp. (a)	11,756	770,841
Retail — 6.1%
AutoNation, Inc. (a)	23,786	2,779,394
BJ’s Wholesale Club Holdings, Inc. (a)	32,089	2,149,000
Denny’s Corp. (a)	88,814	1,421,024
Suburban Propane Partners LP (c)	80,589	1,180,629
Texas Roadhouse, Inc.	15,477	1,381,787
		8,911,834
		16,555,002

	Number of Shares	Value
Consumer, Non-cyclical — 22.7%
Biotechnology — 2.1%
ADC Therapeutics SA (a)	10,488	$211,858
Avid Bioservices, Inc. (a) (b)	38,589	1,126,027
NeoGenomics, Inc. (a)	30,785	1,050,384
Twist Bioscience Corp. (a)	9,939	769,179
		3,157,448
Commercial Services — 5.4%
ASGN, Inc. (a)	20,508	2,530,687
Korn Ferry	35,645	2,699,396
Monro, Inc.	33,191	1,934,040
Paya Holdings, Inc. Class A (a)	124,695	790,566
		7,954,689
Food — 2.6%
BellRing Brands, Inc. Class A (a)	59,631	1,701,273
The Simply Good Foods Co. (a)	50,311	2,091,428
		3,792,701
Health Care – Products — 4.9%
Adaptive Biotechnologies Corp. (a) (b)	23,477	658,764
AtriCure, Inc. (a)	24,834	1,726,708
BioLife Solutions, Inc. (a)	25,732	959,032
Inspire Medical Systems, Inc. (a)	9,716	2,235,263
Tandem Diabetes Care, Inc. (a)	10,889	1,639,012
		7,218,779
Health Care – Services — 6.0%
Acadia Healthcare Co., Inc. (a)	36,290	2,202,803
Addus HomeCare Corp. (a)	17,297	1,617,443
LHC Group, Inc. (a)	13,835	1,898,577
Tenet Healthcare Corp. (a)	37,647	3,075,383
		8,794,206
Household Products & Wares — 0.5%
ACCO Brands Corp.	97,682	806,853
Pharmaceuticals — 1.2%
Collegium Pharmaceutical, Inc. (a)	32,949	615,487
Heska Corp. (a)	5,966	1,088,736
		1,704,223
		33,428,899
Energy — 2.3%
Oil & Gas — 1.8%
Chesapeake Energy Corp.	20,144	1,299,691
CNX Resources Corp. (a)	94,327	1,296,996
		2,596,687
Oil & Gas Services — 0.5%
Nov, Inc.	54,438	737,635
		3,334,322

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 19.3%
Banks — 4.5%
The Bank of NT Butterfield & Son Ltd.	29,137	$1,110,411
BankUnited, Inc.	39,800	1,683,938
Cathay General Bancorp	33,318	1,432,341
FB Financial Corp.	18,142	794,982
Heritage Financial Corp.	34,698	848,019
Silvergate Capital Corp. Class A (a)	4,908	727,366
		6,597,057
Diversified Financial Services — 4.0%
Federated Hermes, Inc.	38,874	1,460,885
Focus Financial Partners, Inc. Class A (a)	31,627	1,888,765
Stifel Financial Corp.	36,548	2,573,710
		5,923,360
Insurance — 0.9%
Definity Financial Corp. (a)	55,027	1,284,594
Real Estate Investment Trusts (REITS) — 4.3%
DiamondRock Hospitality Co. (a)	166,155	1,596,750
Four Corners Property Trust, Inc.	69,398	2,040,995
National Storage Affiliates Trust	38,621	2,672,573
		6,310,318
Savings & Loans — 5.6%
Berkshire Hills Bancorp, Inc.	33,534	953,372
OceanFirst Financial Corp.	42,528	944,122
Pacific Premier Bancorp, Inc.	41,430	1,658,443
Sterling Bancorp	97,326	2,510,037
WSFS Financial Corp.	44,326	2,221,619
		8,287,593
		28,402,922
Industrial — 18.2%
Building Materials — 2.6%
Masonite International Corp. (a)	13,692	1,614,972
Summit Materials, Inc. Class A (a)	56,544	2,269,676
		3,884,648
Electrical Components & Equipment — 1.5%
Energizer Holdings, Inc.	28,448	1,140,765
EnerSys	14,349	1,134,432
		2,275,197
Electronics — 1.6%
Atkore, Inc. (a)	20,583	2,288,624
Engineering & Construction — 2.5%
Comfort Systems USA, Inc.	12,189	1,205,980
TopBuild Corp. (a)	8,752	2,414,764
		3,620,744

	Number of Shares	Value
Environmental Controls — 2.0%
Evoqua Water Technologies Corp. (a)	62,022	$2,899,528
Hand & Machine Tools — 1.1%
Regal Rexnord Corp.	9,493	1,615,519
Machinery – Diversified — 2.4%
Curtiss-Wright Corp.	11,019	1,528,005
Zurn Water Solutions Corp.	52,890	1,925,196
		3,453,201
Metal Fabricate & Hardware — 0.8%
Valmont Industries, Inc.	4,875	1,221,187
Miscellaneous - Manufacturing — 1.2%
EnPro Industries, Inc.	15,477	1,703,553
Packaging & Containers — 0.7%
Silgan Holdings, Inc.	25,113	1,075,841
Transportation — 1.8%
CryoPort, Inc. (a)	25,311	1,497,652
Hub Group, Inc. Class A (a)	13,572	1,143,305
		2,640,957
		26,678,999
Technology — 15.5%
Computers — 2.9%
CACI International, Inc. Class A (a)	6,983	1,879,893
KBR, Inc.	48,467	2,307,999
		4,187,892
Semiconductors — 5.2%
Allegro MicroSystems, Inc. (a)	29,240	1,057,903
Azenta, Inc.	26,271	2,708,803
MKS Instruments, Inc.	10,001	1,741,874
Semtech Corp. (a)	23,687	2,106,485
		7,615,065
Software — 7.4%
BlackBerry Ltd. (a)	78,023	729,515
Bottomline Technologies de, Inc. (a)	36,652	2,069,738
Consensus Cloud Solutions, Inc. (a)	13,246	766,546
Envestnet, Inc. (a)	11,526	914,473
Everbridge, Inc. (a)	5,767	388,292
Olo, Inc. Class A (a)	26,082	542,766
Paycor HCM, Inc. (a) (b)	43,795	1,261,734
Ziff Davis, Inc. (a)	24,967	2,767,842
Zynga, Inc. Class A (a)	229,804	1,470,746
		10,911,652
		22,714,609
Utilities — 3.2%
Electric — 1.3%
Avista Corp.	44,841	1,905,294

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gas — 1.9%
National Fuel Gas Co.	25,684	$1,642,235
Northwest Natural Holding Co.	25,444	1,241,158
		2,883,393
		4,788,687

TOTAL COMMON STOCK (Cost $92,767,075)		144,987,719

TOTAL EQUITIES (Cost $92,767,075)		144,987,719

TOTAL LONG-TERM INVESTMENTS (Cost $92,767,075)		144,987,719
	Principal Amount
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/21, 0.000%, due 1/03/22 (d)	$2,323,800	2,323,800

TOTAL SHORT-TERM INVESTMENTS (Cost $2,323,800)		2,323,800

TOTAL INVESTMENTS — 100.3% (Cost $95,090,875) (e)		147,311,519

Other Assets/(Liabilities) — (0.3)%		(423,632)

NET ASSETS — 100.0%		$146,887,887

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2021, was $1,228,453 or 0.84% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,255,210 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Security is a Master Limited Partnership.
(d)

Maturity value of $2,323,800. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 7/31/28, and an aggregate market value, including accrued interest, of $2,370,340.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund – Portfolio of Investments
December 31, 2021

	Number of Shares	Value
EQUITIES — 100.0%
COMMON STOCK — 100.0%
Basic Materials — 4.6%
Chemicals — 4.6%
Dow, Inc.	30,190	$1,712,377
Communications — 28.0%
Internet — 27.6%
Airbnb, Inc. Class A (a)	14,158	2,357,165
Bumble, Inc. (a)	2,952	99,955
Chewy, Inc. Class A (a) (b)	3,608	212,764
DoorDash, Inc., Class A (a)	6,610	984,229
Lyft, Inc. Class A (a)	12,059	515,281
Marqeta, Inc. Class A (a)	9,485	162,857
Pinterest, Inc. Class A (a)	22,957	834,487
Robinhood Markets, Inc. (a) (b)	2,353	41,789
Snap, Inc. Class A (a)	43,712	2,055,775
Uber Technologies, Inc. (a)	68,128	2,856,607
Vimeo, Inc. (a)	6,360	114,226
		10,235,135
Media — 0.4%
Altice USA, Inc. Class A (a)	9,214	149,083
		10,384,218
Consumer, Cyclical — 7.6%
Apparel — 0.3%
Kontoor Brands, Inc.	1,940	99,425
Auto Manufacturers — 1.9%
Rivian Automotive, Inc. Class A (a)	6,318	655,114
TuSimple Holdings, Inc. Class A (a)	1,372	49,186
		704,300
Auto Parts & Equipment — 0.4%
Veoneer, Inc. (a) (b)	4,113	145,929
Distribution & Wholesale — 1.2%
IAA, Inc. (a)	5,501	278,460
Resideo Technologies, Inc. (a)	5,890	153,317
		431,777
Entertainment — 1.6%
Madison Square Garden Entertainment Corp. (a)	1,037	72,943
Penn National Gaming, Inc. (a)	6,777	351,387
Warner Music Group Corp. Class A	4,145	178,981
		603,311
Lodging — 1.4%
Hilton Grand Vacations, Inc. (a)	3,617	188,482
Wyndham Hotels & Resorts, Inc.	3,801	340,759
		529,241
Retail — 0.8%
Olaplex Holdings, Inc. (a)	2,909	84,739

	Number of Shares	Value
Petco Health & Wellness Co., Inc. (a) (b)	3,287	$65,050
Victoria’s Secret & Co. (a)	2,955	164,121
		313,910
		2,827,893
Consumer, Non-cyclical — 15.3%
Biotechnology — 5.9%
Corteva, Inc.	29,738	1,406,013
Maravai LifeSciences Holdings, Inc. Class A (a)	4,450	186,455
Royalty Pharma PLC Class A	14,544	579,578
		2,172,046
Commercial Services — 3.1%
Affirm Holdings, Inc. (a)	5,966	599,941
Driven Brands Holdings, Inc. (a)	2,255	75,813
GXO Logistics, Inc. (a)	4,022	365,318
Toast, Inc., Class A (a)	3,008	104,408
		1,145,480
Health Care – Products — 3.2%
Avantor, Inc. (a)	24,864	1,047,769
Ortho Clinical Diagnostics Holdings PLC Class H (a)	4,639	99,228
Varex Imaging Corp. (a)	1,588	50,102
		1,197,099
Health Care – Services — 0.4%
agilon health, Inc. (a)	1,904	51,408
Sotera Health Co. (a)	4,039	95,118
		146,526
Household Products & Wares — 0.2%
Reynolds Consumer Products, Inc.	2,230	70,022
Pharmaceuticals — 2.5%
Covetrus, Inc. (a)	4,218	84,234
Elanco Animal Health, Inc. (a)	19,301	547,762
Organon & Co.	10,344	314,975
		946,971
		5,678,144
Energy — 2.1%
Energy – Alternate Sources — 0.6%
Array Technologies, Inc. (a)	4,872	76,442
Fluence Energy, Inc. (a)	1,375	48,895
Shoals Technologies Group, Inc. Class A (a)	4,250	103,275
		228,612
Oil & Gas — 0.5%
DTE Midstream LLC (a)	3,946	189,329
Oil & Gas Services — 0.5%
ChampionX Corp. (a)	8,244	166,611

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pipelines — 0.5%
Equitrans Midstream Corp.	16,586	$171,499
		756,051
Financial — 10.8%
Diversified Financial Services — 1.4%
Rocket Cos., Inc. Class A	5,517	77,238
Tradeweb Markets, Inc. Class A	4,289	429,501
		506,739
Insurance — 2.1%
Brighthouse Financial, Inc. (a)	3,256	168,661
Equitable Holdings, Inc.	15,357	503,556
Ryan Specialty Group Holdings, Inc. Class A (a)	2,376	95,871
		768,088
Real Estate — 0.3%
Newmark Group, Inc. Class A	6,707	125,421
Real Estate Investment Trusts (REITS) — 7.0%
Apartment Income REIT Corp.	6,404	350,107
Invitation Homes, Inc.	24,347	1,103,893
JBG SMITH Properties	4,657	133,702
Orion Office REIT, Inc. (a)	2,184	40,775
Park Hotels & Resorts, Inc. (a)	9,647	182,135
VICI Properties, Inc.	25,659	772,593
		2,583,205
		3,983,453
Industrial — 11.7%
Building Materials — 5.7%
The AZEK Co., Inc (a)	4,548	210,299
Carrier Global Corp.	35,369	1,918,415
		2,128,714
Electronics — 1.3%
nVent Electric PLC	6,863	260,794
Vontier Corp.	6,897	211,945
		472,739
Engineering & Construction — 0.6%
Arcosa, Inc.	1,971	103,872
frontdoor, Inc. (a)	3,454	126,589
		230,461
Machinery – Diversified — 4.1%
Otis Worldwide Corp.	17,333	1,509,184
		4,341,098
Technology — 19.9%
Computers — 0.3%
Kyndryl Holdings, Inc. (a)	7,308	132,275
Semiconductors — 0.4%
GLOBALFOUNDRIES, Inc. (a)	2,181	141,699

	Number of Shares	Value
Software — 19.2%
AppLovin Corp. (a)	1,108	$104,440
Avaya Holdings Corp. (a)	3,440	68,112
C3.ai, Inc. (a) (b)	2,873	89,781
Concentrix Corp.	1,750	312,585
Consensus Cloud Solutions, Inc. (a)	647	37,442
Doximity, Inc. Class A (a)	1,986	99,558
Dropbox, Inc. Class A (a)	11,515	282,578
Freshworks, Inc. (a)	1,390	36,501
Gitlab, Inc. (a)	419	36,453
Oscar Health, Inc. (a) (b)	1,547	12,144
Playtika Holding Corp. (a)	4,180	72,272
PowerSchool Holdings, Inc., Class A (a)	1,655	27,258
Qualtrics International Inc (a)	3,856	136,503
ROBLOX Corp. Class A (a)	1,721	177,538
SentinelOne Inc. Class A (a)	1,700	85,833
Snowflake, Inc. Class A (a)	7,861	2,662,914
UiPath, Inc. Class A (a)	10,552	455,108
Zoom Video Communications, Inc. Class A (a)	8,842	1,626,132
ZoomInfo Technologies, Inc. Class A (a)	12,337	792,036
		7,115,188
		7,389,162

TOTAL COMMON STOCK (Cost $36,010,174)		37,072,396

TOTAL EQUITIES (Cost $36,010,174)		37,072,396

MUTUAL FUNDS — 1.1%
Diversified Financial Services — 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	411,009	411,009

TOTAL MUTUAL FUNDS (Cost $411,009)		411,009

TOTAL LONG-TERM INVESTMENTS (Cost $36,421,183)		37,483,405

TOTAL INVESTMENTS — 101.1% (Cost $36,421,183) (d)		37,483,405

Other Assets/(Liabilities) — (1.1)%		(412,046)

NET ASSETS — 100.0%		$37,071,359

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2021, was $557,978 or 1.51% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $162,148 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments
December 31, 2021

	Number of Shares	Value
EQUITIES — 98.5%
COMMON STOCK — 98.1%
Brazil — 3.3%
Ambev SA	125,612	$353,847
Americanas SA (a)	40,325	228,418
Lojas Renner SA	50,870	222,719
Vale SA Sponsored ADR	104,146	1,460,127
		2,265,111
Cayman Islands — 23.8%
Alibaba Group Holding Ltd. (a)	8,300	124,267
BeiGene Ltd. ADR (a)	3,292	891,902
Brii Biosciences Ltd. (a)	56,000	236,853
Budweiser Brewing Co. APAC Ltd. (b)	80,800	211,925
Grab Holdings Ltd. (a)	137,058	977,224
Grab Holdings, Ltd. (Acquired 6/18/19, Cost $1,512,249) (a) (c) (d)	319,800	2,280,174
Huazhu Group Ltd. ADR (a)	40,819	1,524,181
Innovent Biologics, Inc. (a) (b)	15,000	92,922
Keymed Biosciences, Inc. (a) (b)	7,296	32,285
Keymed Biosciences, Inc. (Acquired 7/02/21, Cost $76,263) (a) (b) (c) (d)	11,000	46,241
Meituan Class B (a) (b)	27,600	797,913
NetEase, Inc. ADR	18,629	1,896,060
New Horizon Health Ltd. (a) (b)	21,500	60,670
NU Holdings Ltd/Cayman Islands (a)	31,800	298,284
OneConnect Financial Technology Co. Ltd. (a)	10,443	25,794
Pagseguro Digital Ltd. Class A (a)	18,847	494,168
Pinduoduo, Inc. ADR (a)	15,926	928,486
Sunny Optical Technology Group Co. Ltd.	7,600	240,378
Tencent Holdings Ltd.	35,609	2,088,939
Wuxi Biologics Cayman, Inc. (a) (b)	105,500	1,254,015
Zai Lab Ltd. ADR (a)	9,490	596,447
ZTO Express Cayman, Inc.	3,337	93,613
ZTO Express Cayman, Inc. ADR	37,445	1,056,698
		16,249,439
China — 0.3%
Contemporary Amperex Technology Co. Ltd. Class A	700	64,559
MicroTech Medical Hangzhou Co. Ltd. (a) (b)	15,700	50,535
Remegen Co. Ltd. Class H (a) (b)	8,159	81,517
		196,611
Cyprus — 0.3%
TCS Group Holding PLC (b)	2,553	215,269

	Number of Shares	Value
Denmark — 0.1%
Carlsberg A/S Class B	459	$78,845
Egypt — 0.6%
Commercial International Bank Egypt SAE (a)	115,229	388,669
France — 4.1%
Kering SA	1,622	1,301,482
L’Oreal SA	73	34,605
LVMH Moet Hennessy Louis Vuitton SE	53	43,736
Pernod Ricard SA	5,829	1,402,443
		2,782,266
Hong Kong — 4.2%
AIA Group Ltd.	275,800	2,780,456
Hong Kong Exchanges & Clearing Ltd.	1,300	75,984
		2,856,440
India — 17.0%
Godrej Properties Ltd. (a)	5,948	149,772
HDFC Life Insurance Co. Ltd. (b)	22,474	196,950
Housing Development Finance Corp. Ltd.	101,013	3,499,824
Infosys Ltd.	50,809	1,293,100
Kotak Mahindra Bank Ltd.	102,736	2,483,119
Macrotech Developers Ltd. (a) (b)	8,400	139,812
Oberoi Realty Ltd. (a)	27,590	319,268
Tata Consultancy Services Ltd.	47,567	2,393,546
Zee Entertainment Enterprises Ltd.	261,439	1,121,317
		11,596,708
Indonesia — 0.9%
Bank Central Asia Tbk PT	1,211,300	613,842
Semen Indonesia Persero Tbk PT	32,600	16,560
		630,402
Italy — 1.6%
Moncler SpA	6,137	443,556
PRADA SpA	100,400	642,956
		1,086,512
Luxembourg — 0.4%
InPost SA (a)	24,129	291,467
Mexico — 5.9%
Alsea SAB de CV (a)	18,244	33,912
America Movil SAB de CV Sponsored ADR	3,294	69,536
Fomento Economico Mexicano SAB de CV	141,718	1,103,885
Grupo Mexico SAB de CV Series B	405,941	1,769,642
Wal-Mart de Mexico SAB de CV	281,244	1,046,930
		4,023,905

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Netherlands — 2.9%
Yandex NV Class A (a)	33,229	$2,010,355
Philippines — 2.1%
Ayala Land, Inc.	657,700	473,536
SM Investments Corp.	39,375	728,338
SM Prime Holdings, Inc.	334,812	222,652
		1,424,526
Republic of Korea — 5.4%
LG Chem Ltd.	856	441,653
NAVER Corp.	1,217	386,359
Samsung Biologics Co. Ltd. (a) (b)	1,521	1,153,943
Samsung Electronics Co. Ltd.	26,203	1,720,231
		3,702,186
Russia — 5.6%
Novatek PJSC Sponsored GDR Registered (b)	12,116	2,828,510
Polyus PJSC (a)	1,977	344,123
Polyus PJSC GDR (b) (c)	1,904	168,028
Polyus PJSC GDR (c)	40	3,530
Sberbank of Russia PJSC	126,925	494,450
		3,838,641
South Africa — 0.6%
FirstRand Ltd.	107,106	408,628
Switzerland — 3.6%
Cie Financiere Richemont SA Registered	16,733	2,498,624
Taiwan — 10.2%
MediaTek, Inc.	20,000	855,093
Taiwan Semiconductor Manufacturing Co. Ltd.	275,000	6,089,258
		6,944,351
Turkey — 0.3%
Akbank TAS	353,364	188,730
United Kingdom — 1.3%
Diageo PLC	1,454	79,262
Oxford Nanopore Technologies (a)	22,561	213,129
Prudential PLC	17,450	297,601
Prudential PLC	18,832	324,740
		914,732
United States — 3.6%
MercadoLibre, Inc. (a)	64	86,298
NIKE, Inc. Class B	441	73,501
Yum China Holdings, Inc.	46,425	2,313,822
		2,473,621

TOTAL COMMON STOCK (Cost $59,831,374)		67,066,038

	Number of Shares	Value
PREFERRED STOCK — 0.4%
Brazil — 0.4%
Lojas Americanas SA 0.640%
	224,122	$236,786
India — 0.0%
Zee Entertainment Enterprises Ltd.
6.000%	503,840	14,098

TOTAL PREFERRED STOCK (Cost $552,876)		250,884

TOTAL EQUITIES (Cost $60,384,250)		67,316,922

WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA, Expires 11/22/23, Strike 67.00 (a)	22,580	24,780

TOTAL WARRANTS (Cost $0)		24,780

TOTAL LONG-TERM INVESTMENTS (Cost $60,384,250)		67,341,702
	Principal Amount
SHORT-TERM INVESTMENTS — 1.8%
Repurchase Agreement — 1.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/21, 0.000%, due 1/03/22 (e)	$1,196,029	1,196,029

TOTAL SHORT-TERM INVESTMENTS (Cost $1,196,029)		1,196,029

TOTAL INVESTMENTS — 100.3% (Cost $61,580,279) (f)		68,537,731

Other Assets/(Liabilities) — (0.3)%		(175,905)

NET ASSETS — 100.0%		$68,361,826

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2021, the aggregate market value of these securities amounted to $7,330,535 or 10.72% of net assets.

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2021, these securities amounted to a value of $2,497,973 or 3.65% of net assets.

(d)

Restricted security. Certain securities are restricted as to resale. At December 31, 2021, these securities amounted to a value of $2,326,415 or 3.40% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)

Maturity value of $1,196,029. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 7/31/28, and an aggregate market value, including accrued interest, of $1,219,988.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Technology	21.0%
Financial	20.4%
Consumer, Cyclical	16.3%
Communications	16.3%
Consumer, Non-cyclical	11.7%
Basic Materials	6.1%
Energy	4.1%
Industrial	2.6%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML U.S. Government Money Market Fund – Portfolio of Investments
December 31, 2021

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.0%
Discount Notes — 74.8%
Federal Farm Credit Bank
SOFR + .040% (0.020)% FRN, 1/03/22, 8/22/22(a)	$2,500,000	$2,500,326
0.061% , 1/03/22, 1/03/22(a)	384,999	384,999
0.112% , 7/06/22, 7/06/22(a)	4,400,000	4,397,499
Federal Home Loan Bank
SOFR + .060% 0.000% FRN 1/03/22, 2/11/22 (a)	6,500,000	6,500,000
SOFR + .005% 0.000% FRN 1/03/22, 3/11/22 (a)	8,000,000	8,000,000
SOFR + .055% 0.000% FRN 1/03/22, 5/13/22 (a)	10,000,000	10,000,000
SOFR + .010% 0.000% FRN 1/03/22, 9/06/22 (a)	8,000,000	8,000,000
SOFR + .010% 0.000% FRN 1/03/22, 9/08/22 (a)	10,000,000	10,000,000
0.000%1/03/22, 1/03/22 (a)	7,600,000	7,600,000
0.026% 1/14/22, 1/14/22 (a)	7,000,000	6,999,934
0.030% 1/12/22, 1/12/22 (a)	8,400,000	8,399,923
0.030% 1/14/22, 1/14/22 (a)	1,000,000	999,989
0.030% 1/19/22, 1/19/22 (a)	10,950,000	10,949,836
0.030% 1/21/22, 1/21/22 (a)	1,885,000	1,884,969
0.034% 1/21/22, 1/21/22 (a)	1,500,000	1,499,973
0.036% 2/09/22, 2/09/22 (a)	1,800,000	1,799,932
0.041% 2/18/22, 2/18/22 (a)	4,100,000	4,099,781
0.050% 2/09/22, 2/09/22 (a)	11,400,000	11,399,395
0.050% 3/18/22, 3/18/22 (a)	2,000,000	1,999,793
0.122% 6/10/22, 6/10/22 (a)	7,100,000	7,096,213
0.127% 6/10/22, 6/10/22 (a)	5,500,000	5,496,944
0.132% 6/08/22, 6/08/22 (a)	5,000,000	4,997,147
Federal Home Loan Mortgage Corp. SOFR + .150% (0.147)% FRN, 1/03/22, 3/04/22(a)	1,000,000	1,000,251
Federal National Mortgage Association 0.046% , 3/16/22, 3/16/22(a)	5,000,000	4,999,537
		131,006,441
Repurchase Agreement — 8.6%
HSBC Securities (USA) Inc., Tri-Party Repurchase Agreement, dated 12/31/21, 0.040%, due 1/03/22(b)	15,000,000	15,000,000

	Principal Amount	Value
U.S. Treasury Bill — 16.6%
U.S. Treasury Bill
0.045% 3/24/22 (c)	$4,000,000	$3,999,599
0.062% 3/24/22 (c)	15,000,000	14,997,916
0.081% 4/21/22 (c)	5,000,000	4,998,778
0.116% 10/06/22 (c)	3,000,000	2,997,352
0.117% 8/11/22 (c)	2,000,000	1,998,581
		28,992,226

TOTAL SHORT-TERM INVESTMENTS (Cost $174,998,667)		174,998,667

TOTAL INVESTMENTS — 100.0% (Cost $174,998,667) (d)		174,998,667

Other Assets/(Liabilities) — (0.0)%		(7,734)

NET ASSETS — 100.0%		$174,990,933

Abbreviation Legend

FRN	Floating Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	The stated maturity dates reflect reset date and final maturity date, respectively.
(b)

Maturity value of $15,000,050. Collateralized by U.S. Government Agency obligations with rates ranging from 0.000% - 3.000%, maturity dates ranging from 10/31/25 - 11/15/49, and an aggregate market value, including accrued interest, of $15,300,014.

(c)	The rate shown represents yield-to-maturity.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MML Series Investment Fund II – Financial Statements
Statements of Assets and Liabilities December 31, 2021

	MML Blend Fund	MML Dynamic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$845,179,091	$306,639,088
Repurchase agreements, at value (Note 2) (b)	524,331	5,659,271
Other short-term investments, at value (Note 2) (c)	—	—
Total investments (d)	845,703,422	312,298,359
Cash	—	629,738
Foreign currency, at value (e)	—	—
Receivables from:
Investments sold
Regular delivery	20,138,776	316,576
Delayed delivery	—	—
Fund shares sold	79,453	7,770
Investment adviser (Note 3)	—	—
Interest and dividends	34,758	1,384,265
Foreign taxes withheld	—	—
Open swap agreements, at value (Note 2)	—	—
Total assets	865,956,409	314,636,708
Liabilities:
Payables for:
Investments purchased
Regular delivery	19,586,398	770,732
Delayed delivery	—	2,515,157
Collateral held for open swap agreements (Note 2)	—	—
Collateral held for open purchased options (Note 2)	—	—
Interest and dividends	—	—
Fund shares repurchased	290,784	140,125
Collateral held for securities on loan (Note 2) (f)	7,277,166	2,749,574
Trustees’ fees and expenses (Note 3)	173,701	32,199
Variation margin on open derivative instruments (Note 2)	—	—
Affiliates (Note 3):
Administration fees	—	39,531
Investment advisory fees	285,232	105,415
Service fees	135,512	8,397
Due to custodian	—	—
Commitment and Contingent Liabilities (Note 9)	—	—
Accrued expense and other liabilities	98,257	57,053
Total liabilities	27,847,050	6,418,183
Net assets	$838,109,359	$308,218,525
Net assets consist of:
Paid-in capital	$704,085,493	$304,195,102
Accumulated Gain (Loss)	134,023,866	4,023,423
Net assets	$838,109,359	$308,218,525

(a)	Cost of investments:	$732,726,932	$310,745,678
(b)	Cost of repurchase agreements:	$524,331	$5,659,271
(c)	Cost of other short-term investments:	$—	$—
(d)	Securities on loan with market value of:	$9,537,390	$3,926,053
(e)	Cost of foreign currency:	$—	$—
(f)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund	MML Equity Momentum Fund	MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund

$925,772,746	$48,856,163	$52,558,582	$75,041,805	$260,892,486
4,380,153	—	—	1,868,997	4,969,760
538,082	—	—	2,999,755	26,998,083
930,690,981	48,856,163	52,558,582	79,910,557	292,860,329
—	39,403	53,468	125,069	28,300
—	—	—	27	—

1,869,107	—	—	37,857	—
—	—	—	14,938	—
109,185	—	—	55,275	2,394,273
—	—	—	3,244	—
945,895	17,305	34,895	1,181,650	282,886
15,313	8,794	—	154,852	—
—	—	—	—	3,406,321
933,630,481	48,921,665	52,646,945	81,483,469	298,972,109

1,144,610	—	—	357,777	—
—	—	—	183,357	—
—	—	—	—	3,110,000
—	—	—	—	1,510,000
—	—	—	—	119,964
3,442,205	15,802	5,464	37,675	65,279
1,967,430	—	11,565	3,615,475	—
216,038	2,145	2,253	18,096	73,795
—	—	—	—	8,772

—	6,056	6,455	9,732	—
309,204	24,225	19,364	38,929	146,483
66,993	1,407	1,689	32,661	32,672
388,354	—	—	—	—
—	—	—	—	—
130,713	23,923	41,603	58,321	65,092
7,665,547	73,558	88,393	4,352,023	5,132,057
$925,964,934	$48,848,107	$52,558,552	$77,131,446	$293,840,052

$578,517,388	$46,431,007	$44,147,215	$80,596,360	$266,623,947
347,447,546	2,417,100	8,411,337	(3,464,914)	27,216,105
$925,964,934	$48,848,107	$52,558,552	$77,131,446	$293,840,052

$674,670,839	$46,439,036	$49,455,311	$72,794,672	$259,565,881
$4,380,153	$—	$—	$1,868,997	$4,969,760
$538,082	$—	$—	$2,999,672	$26,997,116
$3,252,316	$—	$11,336	$4,118,417	$—
$—	$—	$—	$27	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2021

	MML Blend Fund	MML Dynamic Bond Fund
Initial Class shares:
Net assets	$620,819,716	$—
Shares outstanding (a)	29,793,188	—
Net asset value, offering price and redemption price per share	$20.84	$—
Class II shares:
Net assets	$—	$294,647,994
Shares outstanding (a)	—	29,297,317
Net asset value, offering price and redemption price per share	$—	$10.06
Service Class shares:
Net assets	$217,289,643	$—
Shares outstanding (a)	10,508,868	—
Net asset value, offering price and redemption price per share	$20.68	$—
Service Class I shares:
Net assets	$—	$13,570,531
Shares outstanding (a)	—	1,356,241
Net asset value, offering price and redemption price per share	$—	$10.01

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund	MML Equity Momentum Fund	MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund

$821,005,577	$—	$—	$—	$240,863,165
25,583,636	—	—	—	21,657,786
$32.09	$—	$—	$—	$11.12

$—	$46,686,349	$49,827,999	$24,480,974	$—
—	4,022,598	3,603,676	2,443,895	—
$—	$11.61	$13.83	$10.02	$—

$104,959,357	$—	$—	$—	$52,976,887
3,329,963	—	—	—	4,804,707
$31.52	$—	$—	$—	$11.03

$—	$2,161,758	$2,730,553	$52,650,472	$—
—	188,633	198,765	5,305,992	—
$—	$11.46	$13.74	$9.92	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2021

	MML Managed Bond Fund	MML Short-Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$1,041,951,723	$165,676,949
Repurchase agreements, at value (Note 2) (b)	3,216,034	—
Other short-term investments, at value (Note 2) (c)	107,990,944	2,999,880
Total investments (d)	1,153,158,701	168,676,829
Cash	—	279,572
Foreign currency, at value (e)	—	—
Receivables from:
Investments sold
Regular delivery	—	—
Fund shares sold	11,266,714	10,984
Collateral pledged for open futures contracts (Note 2)	—	557,000
Collateral pledged for open swap agreements (Note 2)	—	1,080,000
Investment adviser (Note 3)	—	—
Variation margin on open derivative instruments (Note 2)	388,527	—
Interest and dividends	5,306,320	975,836
Foreign taxes withheld	—	—
Total assets	1,170,120,262	171,580,221
Liabilities:
Payables for:
Investments purchased
Regular delivery	430,629	—
Delayed delivery	103,300,711	—
Collateral held for open purchased options (Note 2)	2,325,000	150,000
Fund shares repurchased	319,038	59,659
Collateral held for securities on loan (Note 2) (f)	41,263,540	442,000
Trustees’ fees and expenses (Note 3)	211,138	30,612
Variation margin on open derivative instruments (Note 2)	—	14,501
Affiliates (Note 3):
Administration fees	—	21,957
Investment advisory fees	340,531	51,233
Service fees	160,621	24,465
Commitment and Contingent Liabilities (Note 9)	—	—
Accrued expense and other liabilities	119,128	42,325
Total liabilities	148,470,336	836,752
Net assets	$1,021,649,926	$170,743,469
Net assets consist of:
Paid-in capital	$978,791,225	$176,228,332
Accumulated Gain (Loss)	42,858,701	(5,484,863)
Net assets	$1,021,649,926	$170,743,469

(a)	Cost of investments:	$1,027,411,965	$165,950,230
(b)	Cost of repurchase agreements:	$3,216,034	$—
(c)	Cost of other short-term investments:	$107,988,457	$2,999,726
(d)	Securities on loan with market value of:	$43,044,585	$432,402
(e)	Cost of foreign currency:	$—	$—
(f)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund	MML U.S. Government Money Market Fund

$144,987,719	$37,483,405	$67,341,702	$—
2,323,800	—	1,196,029	15,000,000
—	—	—	159,998,667
147,311,519	37,483,405	68,537,731	174,998,667
—	47,220	—	25,159
—	—	85,290	—

—	438,849	17,590	—
12,080	—	235,856	270,671
—	—	—	—
—	—	—	—
—	—	—	67,037
—	—	—	—
55,051	17,971	24,351	3,855
—	—	21,681	—
147,378,650	37,987,445	68,922,499	175,365,389

243,721	443,753	16	—
—	—	—	—
—	—	—	—
86,962	49	26,717	218,305
—	411,009	—	—
27,404	1,871	12,528	44,522
—	—	—	—

—	4,631	8,762	—
77,736	18,525	82,741	71,851
19,204	845	10,786	—
—	—	—	—
35,736	35,403	419,123	39,778
490,763	916,086	560,673	374,456
$146,887,887	$37,071,359	$68,361,826	$174,990,933

$78,927,938	$35,369,149	$44,154,938	$175,033,937
67,959,949	1,702,210	24,206,888	(43,004)
$146,887,887	$37,071,359	$68,361,826	$174,990,933

$92,767,075	$36,421,183	$60,384,250	$—
$2,323,800	$—	$1,196,029	$15,000,000
$—	$—	$—	$159,998,667
$1,228,453	$557,978	$—	$—
$—	$—	$86,230	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2021

	MML Managed Bond Fund	MML Short-Duration Bond Fund
Initial Class shares:
Net assets	$762,726,495	$—
Shares outstanding (a)	58,580,797	—
Net asset value, offering price and redemption price per share	$13.02	$—
Class II shares:
Net assets	$—	$133,235,455
Shares outstanding (a)	—	13,724,470
Net asset value, offering price and redemption price per share	$—	$9.71
Service Class shares:
Net assets	$258,923,431	$—
Shares outstanding (a)	19,986,664	—
Net asset value, offering price and redemption price per share	$12.95	$—
Service Class I shares:
Net assets	$—	$37,508,014
Shares outstanding (a)	—	3,878,420
Net asset value, offering price and redemption price per share	$—	$9.67

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund	MML U.S. Government Money Market Fund

$116,598,620	$—	$—	$174,990,933
9,136,476	—	—	174,991,172
$12.76	$—	$—	$1.00

$—	$35,813,496	$51,825,106	$—
—	3,076,268	4,936,750	—
$—	$11.64	$10.50	$—

$30,289,267	$—	$—	$—
2,431,065	—	—	—
$12.46	$—	$—	$—

$—	$1,257,863	$16,536,720	$—
—	108,951	1,579,342	—
$—	$11.55	$10.47	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Operations For the Year Ended December 31, 2021

	MML Blend Fund	MML Dynamic Bond Fund
Investment income (Note 2):
Dividends (a)	$12,815,456	$143,968
Interest (b)	—	10,674,653
Securities lending net income	333,938	5,611
Total investment income	13,149,394	10,824,232
Expenses (Note 3):
Investment advisory fees	3,300,013	1,259,535
Custody fees	51,974	77,004
Audit fees	39,640	39,572
Legal fees	17,930	19,035
Proxy fees	1,172	1,172
Shareholder reporting fees	101,375	345
Trustees’ fees	30,154	11,513
	3,542,258	1,408,176
Administration fees:
Class II	—	452,700
Service Class I	—	19,625
Distribution and Service fees:
Service Class	511,033	—
Service Class I	—	32,709
Total expenses	4,053,291	1,913,210
Expenses waived (Note 3):
Class II advisory fees waived	—	(68,376)
Service Class I advisory fees waived	—	(3,025)
Net expenses:	4,053,291	1,841,809
Net investment income (loss)	9,096,103	8,982,423
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	12,652,777	1,270,296
Futures contracts	—	—
Swap agreements	—	—
Foreign currency transactions	—	—
Net realized gain (loss)	12,652,777	1,270,296
Net change in unrealized appreciation (depreciation) on:
Investment transactions	91,439,930	(10,551,016)
Futures contracts	—	—
Swap agreements	—	—
Translation of assets and liabilities in foreign currencies	—	—
Net change in unrealized appreciation (depreciation)	91,439,930	(10,551,016)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	104,092,707	(9,280,720)
Net increase (decrease) in net assets resulting from operations	$113,188,810	$(298,297)

(a)	Net of foreign withholding tax of:	$—	$—
(b)	Net of foreign withholding tax of:	$—	$472

The accompanying notes are an integral part of the financial statements.

MML Equity Fund	MML Equity Momentum Fund	MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund

$17,638,059	$341,792	$632,204	$28,410	$—
190	73	—	5,658,242	6,756,825
7,787	2	2,431	9,432	300
17,646,036	341,867	634,635	5,696,084	6,757,125

3,560,476	266,285	215,581	528,658	1,804,986
97,388	17,205	40,069	64,726	41,911
38,165	35,221	35,224	39,898	40,994
19,490	—	—	1,177	3,161
1,171	1,172	1,172	1,172	1,172
77,787	36,261	6,877	11,511	18,931
32,868	1,654	1,778	3,304	11,927
3,827,345	357,798	300,701	650,446	1,923,082

—	63,366	67,988	57,716	—
—	3,206	3,872	74,448	—

260,406	—	—	—	121,788
—	5,343	6,453	124,080	—
4,087,751	429,713	379,014	906,690	2,044,870

—	(105,611)	(22,663)	(22,380)	—
—	(5,341)	(1,291)	(27,974)	—
4,087,751	318,761	355,060	856,336	2,044,870
13,558,285	23,106	279,575	4,839,748	4,712,255

127,548,200	8,141,252	10,530,385	1,941,522	2,327,954
—	—	—	—	9,624
—	—	—	—	15,916,410
(4,807)	44	—	(2,296)	—
127,543,393	8,141,296	10,530,385	1,939,226	18,253,988

87,110,527	651,825	805,638	177,019	(1,466,977)
—	—	—	—	(102,630)
—	—	—	—	(1,228,440)
(231)	(632)	—	1,817	—
87,110,296	651,193	805,638	178,836	(2,798,047)
214,653,689	8,792,489	11,336,023	2,118,062	15,455,941
$228,211,974	$8,815,595	$11,615,598	$6,957,810	$20,168,196

$11,191	$—	$381	$5,013	$—
$—	$—	$—	$1,038	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Operations For the Year Ended December 31, 2021

	MML Managed Bond Fund	MML Short-Duration Bond Fund
Investment income (Note 2):
Dividends (a)	$645,456	$123,297
Interest	26,022,247	4,620,274
Securities lending net income	5,889	475
Total investment income	26,673,592	4,744,046
Expenses (Note 3):
Investment advisory fees	4,011,107	637,815
Custody fees	79,260	30,934
Audit fees	41,012	39,761
Legal fees	14,142	2,585
Proxy fees	1,172	1,172
Shareholder reporting fees	85,767	17,301
Trustees’ fees	37,366	6,720
	4,269,826	736,288
Administration fees:
Class II	—	212,395
Service Class I	—	60,954
Distribution and Service fees:
Service Class	658,522	—
Service Class I	—	101,590
Total expenses	4,928,348	1,111,227
Expenses waived (Note 3):
Initial Class fees reimbursed by adviser	—	—
Class II fees reimbursed by adviser	—	—
Service Class I fees reimbursed by adviser	—	—
Class II advisory fees waived	—	—
Service Class I advisory fees waived	—	—
Net expenses:	4,928,348	1,111,227
Net investment income (loss)	21,745,244	3,632,819
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	13,211,372	1,014,159
Futures contracts	(7,120,679)	985,896
Swap agreements	—	25,914
Foreign currency transactions	—	(449)
Net realized gain (loss)	6,090,693	2,025,520
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(22,724,869)	(2,272,162)
Futures contracts	2,088,377	279,059
Swap agreements	—	(51,438)
Translation of assets and liabilities in foreign currencies	—	—
Net change in unrealized appreciation (depreciation)	(20,636,492)	(2,044,541)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(14,545,799)	(19,021)
Net increase (decrease) in net assets resulting from operations	$7,199,445	$3,613,798

(a)	Net of foreign withholding tax of:	$—	$—
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund	MML U.S. Government Money Market Fund

$1,272,989	$321,872	$1,310,854	$—
—	—	108	95,984
7,999	26,076	6,460	—
1,280,988	347,948	1,317,422	95,984

917,912	238,699	1,016,933	896,476
19,435	22,529	163,191	22,399
37,554	35,211	65,868	30,236
—	—	—	2,270
1,172	1,172	1,172	1,172
13,620	37,443	5,132	17,223
5,373	1,510	3,770	7,195
995,066	336,564	1,256,066	976,971

—	57,784	118,754	—
—	1,891	26,522	—

72,992	—	—	—
—	3,151	44,204	—
1,068,058	399,390	1,445,546	976,971

—	—	—	(881,042)
—	—	(44,670)	—
—	—	(10,447)	—
—	(19,260)	(31,655)	—
—	(631)	(7,085)	—
1,068,058	379,499	1,351,689	95,929
212,930	(31,551)	(34,267)	55

15,034,245	4,118,662	18,262,007	640
—	—	—	—
—	—	—	—
2,001	—	(49,049)	—
15,036,246	4,118,662	18,212,958	640

13,434,356	(3,496,131)	(23,896,943)*	—
—	—	—	—
—	—	—	—
—	—	(2,904)	—
13,434,356	(3,496,131)	(23,899,847)	—
28,470,602	622,531	(5,686,889)	640
$28,683,532	$590,980	$(5,721,156)	$695

$—	$—	$138,942	$—
$—	$—	$238,291	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Blend Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,096,103	$15,792,062
Net realized gain (loss)	12,652,777	210,740,254
Net change in unrealized appreciation (depreciation)	91,439,930	(138,083,021)
Net increase (decrease) in net assets resulting from operations	113,188,810	88,449,295
Distributions to shareholders (Note 2):
Initial Class	(168,011,356)	(24,201,102)
Class II	—	—
Service Class	(57,432,992)	(7,363,875)
Service Class I	—	—
Total distributions	(225,444,348)	(31,564,977)
Net fund share transactions (Note 5):
Initial Class	111,716,812	(26,430,530)
Class II	—	—
Service Class	61,053,567	10,443,244
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	172,770,379	(15,987,286)
Total increase (decrease) in net assets	60,514,841	40,897,032
Net assets
Beginning of year	777,594,518	736,697,486
End of year	$838,109,359	$777,594,518

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund		MML Equity Fund		MML Equity Momentum Fund
Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

$8,982,423	$10,158,236	$13,558,285	$14,900,031	$23,106	$74,995
1,270,296	6,427,123	127,543,393	(38,491,911)	8,141,296	9,271,292
(10,551,016)	(2,444,603)	87,110,296	40,369,991	651,193	(2,562,416)
(298,297)	14,140,756	228,211,974	16,778,111	8,815,595	6,783,871

—	—	(13,032,797)	(84,655,474)	—	—
(11,157,560)	(1,117,750)	—	—	(13,821,144)	(3,595,440)
—	—	(1,534,583)	(11,874,652)	—	—
(462,823)	(38,159)	—	—	(674,625)	(192,350)
(11,620,383)	(1,155,909)	(14,567,380)	(96,530,126)	(14,495,769)	(3,787,790)

—	—	(53,863,556)	27,526,408	—	—
(9,438,529)	(85,156,775)	—	—	13,821,144	3,595,440
—	—	(14,625,427)	6,609,630	—	—
1,604,280	1,972,496	—	—	368,454	12,771
(7,834,249)	(83,184,279)	(68,488,983)	34,136,038	14,189,598	3,608,211
(19,752,929)	(70,199,432)	145,155,611	(45,615,977)	8,509,424	6,604,292

327,971,454	398,170,886	780,809,323	826,425,300	40,338,683	33,734,391
$308,218,525	$327,971,454	$925,964,934	$780,809,323	$48,848,107	$40,338,683

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Equity Rotation Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$279,575	$381,154
Net realized gain (loss)	10,530,385	9,527,241
Net change in unrealized appreciation (depreciation)	805,638	(2,274,868)
Net increase (decrease) in net assets resulting from operations	11,615,598	7,633,527
Distributions to shareholders (Note 2):
Initial Class	—	—
Class II	(13,847,437)	(1,109,325)
Service Class	—	—
Service Class I	(776,065)	(58,536)
Total distributions	(14,623,502)	(1,167,861)
Net fund share transactions (Note 5):
Initial Class	—	—
Class II	13,847,437	1,109,325
Service Class	—	—
Service Class I	675,688	(22,466)
Increase (decrease) in net assets from fund share transactions	14,523,125	1,086,859
Total increase (decrease) in net assets	11,515,221	7,552,525
Net assets
Beginning of year	41,043,331	33,490,806
End of year	$52,558,552	$41,043,331

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund		MML Inflation- Protected and Income Fund		MML Managed Bond Fund
Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

$4,839,748	$6,875,964	$4,712,255	$4,989,559	$21,745,244	$32,812,903
1,939,226	(5,851,673)	18,253,988	34,283,687	6,090,693	30,136,273
178,836	3,918,300	(2,798,047)	(5,503,181)	(20,636,492)	12,708,931
6,957,810	4,942,591	20,168,196	33,770,065	7,199,445	75,658,107

—	—	(21,774,428)	(316,265)	(39,056,618)	(733,340)
(2,520,599)	(18,037)	—	—	—	—
—	—	(4,083,457)	(51,184)	(12,723,319)	(249,878)
(4,268,950)	(10,822)	—	—	—	—
(6,789,549)	(28,859)	(25,857,885)	(367,449)	(51,779,937)	(983,218)

—	—	(42,642,110)	(55,189,580)	39,909,283	(146,860,069)
(27,011,141)	(38,713,456)	—	—	—	—
—	—	7,965,013	(1,503,656)	(1,824,724)	(11,498,251)
6,442,610	(2,723,722)	—	—	—	—
(20,568,531)	(41,437,178)	(34,677,097)	(56,693,236)	38,084,559	(158,358,320)
(20,400,270)	(36,523,446)	(40,366,786)	(23,290,620)	(6,495,933)	(83,683,431)

97,531,716	134,055,162	334,206,838	357,497,458	1,028,145,859	1,111,829,290
$77,131,446	$97,531,716	$293,840,052	$334,206,838	$1,021,649,926	$1,028,145,859

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Short- Duration Bond Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,632,819	$5,702,874
Net realized gain (loss)	2,025,520	(2,798,251)
Net change in unrealized appreciation (depreciation)	(2,044,541)	(171,382)
Net increase (decrease) in net assets resulting from operations	3,613,798	2,733,241
Distributions to shareholders (Note 2):
Initial Class	—	—
Class II	(4,585,706)	(433)
Service Class	—	—
Service Class I	(1,189,399)	(90)
Total distributions	(5,775,105)	(523)
Net fund share transactions (Note 5):
Initial Class	—	—
Class II	(7,544,769)	(31,387,317)
Service Class	—	—
Service Class I	(10,020,442)	11,114,998
Increase (decrease) in net assets from fund share transactions	(17,565,211)	(20,272,319)
Total increase (decrease) in net assets	(19,726,518)	(17,539,601)
Net assets
Beginning of year	190,469,987	208,009,588
End of year	$170,743,469	$190,469,987

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund		MML Special Situations Fund		MML Strategic Emerging Markets Fund
Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

$212,930	$761,424	$(31,551)	$79,244	$(34,267)	$(109,382)
15,036,246	8,225,016	4,118,662	9,047,920	18,212,958	16,933,105
13,434,356	13,174,273	(3,496,131)	(841,173)	(23,899,847)	4,074,230
28,683,532	22,160,713	590,980	8,285,991	(5,721,156)	20,897,953

(7,333,753)	(1,276,608)	—	—	—	—
—	—	(9,217,164)	(3,959,893)	(13,347,045)	(3,818,915)
(1,860,664)	(269,088)	—	—	—	—
—	—	(300,333)	(127,231)	(3,530,767)	(476,372)
(9,194,417)	(1,545,696)	(9,517,497)	(4,087,124)	(16,877,812)	(4,295,287)

(3,355,882)	(6,927,012)	—	—	—	—
—	—	9,217,164	3,959,893	(27,396,668)	(42,829,509)
1,166,351	(1,506,540)	—	—	—	—
—	—	424,050	31,014	3,975,698	(1,756,826)
(2,189,531)	(8,433,552)	9,641,214	3,990,907	(23,420,970)	(44,586,335)
17,299,584	12,181,465	714,697	8,189,774	(46,019,938)	(27,983,669)

129,588,303	117,406,838	36,356,662	28,166,888	114,381,764	142,365,433
$146,887,887	$129,588,303	$37,071,359	$36,356,662	$68,361,826	$114,381,764

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML U.S. Government Money Market Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$55	$405,944
Net realized gain (loss)	640	699
Net change in unrealized appreciation (depreciation)	—	—
Net increase (decrease) in net assets resulting from operations	695	406,643
Distributions to shareholders (Note 2):
Initial Class	—	(405,972)
Total distributions	—	(405,972)
Net fund share transactions (Note 5):
Initial Class	(48,397,785)	48,488,132
Increase (decrease) in net assets from fund share transactions	(48,397,785)	48,488,132
Total increase (decrease) in net assets	(48,397,090)	48,488,803
Net assets
Beginning of year	223,388,023	174,899,220
End of year	$174,990,933	$223,388,023

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/21	$ 24.79	$ 0.28	$ 3.21	$ 3.49	$ (0.57)	$ (6.87)	$ (7.44)	$ 20.84	15.02%	$ 620,820	0.44%	1.19%
12/31/20	22.93	0.51	2.37	2.88	—	(1.02)	(1.02)	24.79	12.87%	591,889	0.45%	2.26%
12/31/19	20.35	0.49	3.71	4.20	(0.53)	(1.09)	(1.62)	22.93	21.38%	574,827	0.45%	2.24%
12/31/18	23.33	0.47	(1.39)	(0.92)	(0.48)	(1.58)	(2.06)	20.35	(4.34%)	527,007	0.45%	2.12%
12/31/17	21.54	0.42	2.74	3.16	(0.47)	(0.90)	(1.37)	23.33	15.25%	607,368	0.45%	1.91%
Service Class
12/31/21	$ 24.66	$ 0.22	$ 3.19	$ 3.41	$ (0.52)	$ (6.87)	$ (7.39)	$ 20.68	14.74%	$ 217,290	0.69%	0.95%
12/31/20	22.87	0.46	2.35	2.81	—	(1.02)	(1.02)	24.66	12.57%	185,705	0.70%	2.01%
12/31/19	20.29	0.43	3.71	4.14	(0.47)	(1.09)	(1.56)	22.87	21.08%	161,870	0.70%	1.99%
12/31/18	23.27	0.42	(1.40)	(0.98)	(0.42)	(1.58)	(2.00)	20.29	(4.58%)	118,604	0.70%	1.89%
12/31/17	21.50	0.37	2.72	3.09	(0.42)	(0.90)	(1.32)	23.27	14.97%	88,119	0.70%	1.66%

	Year ended December 31
	2021	2020	2019	2018	2017
Portfolio turnover rate[x]	8%	231%	132%	86%	134%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w

Effective November 18, 2020, the expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

x	Effective November 18, 2020, the amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Dynamic Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/21	$ 10.44	$ 0.29	$ (0.29)	$ (0.00)[d]	$ (0.38)	$ —	$ (0.38)	$ 10.06	(0.01%)	$ 294,648	0.60%	0.57%	2.86%
12/31/20	10.08	0.29	0.10	0.39	(0.03)	—	(0.03)	10.44	3.91%	315,514	0.62%	N/A	2.88%
12/31/19	9.61	0.35	0.48	0.83	(0.36)	—	(0.36)	10.08	8.73%	388,029	0.60%	0.60%[l]	3.55%
12/31/18	9.95	0.34	(0.35)	(0.01)	(0.33)	—	(0.33)	9.61	(0.10%)	420,344	0.59%	0.59%[l]	3.52%
12/31/17	9.89	0.30	0.14	0.44	(0.34)	(0.04)	(0.38)	9.95	4.45%	447,146	0.59%	0.59%[l]	3.00%
Service Class I
12/31/21	$ 10.39	$ 0.27	$ (0.29)	$ (0.02)	$ (0.36)	$ —	$ (0.36)	$ 10.01	(0.18%)	$ 13,571	0.85%	0.82%	2.61%
12/31/20	10.07	0.27	0.08	0.35	(0.03)	—	(0.03)	10.39	3.51%	12,458	0.87%	N/A	2.62%
12/31/19	9.59	0.33	0.48	0.81	(0.33)	—	(0.33)	10.07	8.53%	10,142	0.85%	0.85%[l]	3.28%
12/31/18	9.93	0.32	(0.35)	(0.03)	(0.31)	—	(0.31)	9.59	(0.33%)	6,272	0.84%	0.84%[l]	3.30%
12/31/17	9.88	0.28	0.12	0.40	(0.31)	(0.04)	(0.35)	9.93	4.11%	4,412	0.84%	0.84%[l]	2.77%

	Year ended December 31
	2021	2020	2019	2018	2017
Portfolio turnover rate	193%	159%	54%	68%	100%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/21	$ 25.04	$ 0.46	$ 7.09	$ 7.55	$ (0.50)	$ —	$ (0.50)	$ 32.09	30.26%	$ 821,006	0.43%	1.55%
12/31/20	28.10	0.51	(0.12)aa	0.39	(0.59)	(2.86)	(3.45)	25.04	3.03%	686,468	0.45%	2.13%
12/31/19	24.16	0.57	5.42	5.99	(0.57)	(1.48)	(2.05)	28.10	25.92%	729,367	0.44%	2.14%
12/31/18	31.69	0.60	(3.06)	(2.46)	(0.57)	(4.50)	(5.07)	24.16	(9.99%)	634,703	0.44%	2.00%
12/31/17	28.08	0.52	3.85	4.37	(0.55)	(0.21)	(0.76)	31.69	15.79%	774,278	0.43%	1.73%
Service Class
12/31/21	$ 24.61	$ 0.38	$ 6.97	$ 7.35	$ (0.44)	$ —	$ (0.44)	$ 31.52	29.93%	$ 104,959	0.68%	1.31%
12/31/20	27.68	0.44	(0.13)aa	0.31	(0.52)	(2.86)	(3.38)	24.61	2.77%	94,341	0.70%	1.88%
12/31/19	23.82	0.50	5.34	5.84	(0.50)	(1.48)	(1.98)	27.68	25.61%	97,058	0.69%	1.89%
12/31/18	31.31	0.52	(3.01)	(2.49)	(0.50)	(4.50)	(5.00)	23.82	(10.22%)	82,977	0.69%	1.75%
12/31/17	27.77	0.44	3.80	4.24	(0.49)	(0.21)	(0.70)	31.31	15.50%	94,815	0.68%	1.49%

	Year ended December 31
	2021	2020	2019	2018	2017
Portfolio turnover rate	73%	82%	113%	41%	70%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Equity Momentum Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/21	$ 13.26	$ 0.01	$ 2.76	$ 2.77	$ (0.01)	$ (4.41)	$ (4.42)	$ 11.61	21.93%	$ 46,686	0.96%	0.71%	0.06%
12/31/20	12.19	0.03	2.39	2.42	(0.03)	(1.32)	(1.35)	13.26	20.26%	38,291	0.95%	0.91%	0.23%
12/31/19	9.33	0.08	3.45	3.53	(0.10)	(0.57)	(0.67)	12.19	37.93%	31,840	1.02%	0.98%	0.75%
12/31/18	12.44	0.07	(2.05)	(1.98)	(0.02)	(1.11)	(1.13)	9.33	(16.69%)	23,087	0.93%	0.80%	0.58%
12/31/17	10.32	0.05	3.40	3.45	(0.18)	(1.15)	(1.33)	12.44	33.92%	27,728	0.93%	0.80%	0.45%
Service Class I
12/31/21	$ 13.16	$ (0.03)bb	$ 2.74	$ 2.71	$ —	$ (4.41)	$ (4.41)	$ 11.46	21.59%	$ 2,162	1.20%	0.95%	(0.19%)
12/31/20	12.11	(0.00)d,bb	2.37	2.37	(0.00)[d]	(1.32)	(1.32)	13.16	20.00%	2,048	1.20%	1.16%	(0.02%)
12/31/19	9.28	0.06	3.42	3.48	(0.08)	(0.57)	(0.65)	12.11	37.51%	1,894	1.27%	1.23%	0.49%
12/31/18	12.41	0.04	(2.05)	(2.01)	(0.01)	(1.11)	(1.12)	9.28	(16.93%)	1,380	1.18%	1.05%	0.35%
12/31/17	10.29	0.02	3.41	3.43	(0.16)	(1.15)	(1.31)	12.41	33.77%	1,519	1.18%	1.05%	0.21%

	Year ended December 31
	2021	2020	2019	2018	2017
Portfolio turnover rate	126%	144%	14%	115%	19%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

bb	Net investment income per share is not in line with the total net investment income shown on the Statement of Operations due to differing class-specific expense arrangements.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Equity Rotation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/21	$ 14.79	$ 0.10	$ 3.85	$ 3.95	$ (0.10)	$ (4.81)	$ (4.91)	$ 13.83	28.37%	$ 49,828	0.78%	0.73%	0.60%
12/31/20	12.40	0.14	2.68	2.82	(0.21)	(0.22)	(0.43)	14.79	22.92%	38,834	0.79%	0.79%[k]	1.13%
12/31/19	10.89	0.10	1.67	1.77	(0.05)	(0.21)	(0.26)	12.40	16.50%	31,593	0.86%	0.83%	0.84%
12/31/18	13.89	0.12	(1.23)	(1.11)	(0.12)	(1.77)	(1.89)	10.89	(8.86%)	27,112	0.75%	0.65%	0.86%
12/31/17	11.28	0.10	3.30	3.40	(0.10)	(0.69)	(0.79)	13.89	30.09%	29,745	0.76%	0.65%	0.79%
Service Class I
12/31/21	$ 14.73	$ 0.05	$ 3.83	$ 3.88	$ (0.06)	$ (4.81)	$ (4.87)	$ 13.74	28.00%	$ 2,731	1.03%	0.98%	0.34%
12/31/20	12.36	0.11	2.66	2.77	(0.18)	(0.22)	(0.40)	14.73	22.57%	2,210	1.04%	1.04%[k]	0.88%
12/31/19	10.85	0.07	1.67	1.74	(0.02)	(0.21)	(0.23)	12.36	16.30%	1,898	1.11%	1.08%	0.59%
12/31/18	13.85	0.08	(1.22)	(1.14)	(0.09)	(1.77)	(1.86)	10.85	(9.10%)	1,598	1.00%	0.90%	0.61%
12/31/17	11.27	0.07	3.28	3.35	(0.08)	(0.69)	(0.77)	13.85	29.68%	1,435	1.01%	0.90%	0.57%

	Year ended December 31
	2021	2020	2019	2018	2017
Portfolio turnover rate	218%	137%	172%	102%	63%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/21	$ 10.10	$ 0.58	$ 0.23	$ 0.81	$ (0.89)	$ —	$ —	$ (0.89)	$ 10.02	8.23%	$ 24,481	0.89%	0.83%	5.62%
12/31/20	9.57	0.55	(0.02)	0.53	(0.00)[d]	—	—	(0.00)[d]	10.10	5.56%	50,805	0.87%	0.80%	5.93%
12/31/19	9.07	0.57	0.52	1.09	(0.59)	—	—	(0.59)	9.57	12.25%	86,651	0.88%	0.80%	5.98%
12/31/18	10.01	0.62	(0.94)	(0.32)	(0.62)	—	(0.00)[d]	(0.62)	9.07	(3.40%)	79,542	0.85%	0.75%	6.29%
12/31/17	9.93	0.69	0.11	0.80	(0.67)	—	(0.05)	(0.72)	10.01	8.22%	95,599	0.84%	0.74%	6.71%
Service Class I
12/31/21	$ 10.04	$ 0.55	$ 0.22	$ 0.77	$ (0.89)	$ —	$ —	$ (0.89)	$ 9.92	7.88%	$ 52,650	1.14%	1.08%	5.40%
12/31/20	9.53	0.52	(0.01)	0.51	(0.00)[d]	—	—	(0.00)[d]	10.04	5.38%	46,727	1.12%	1.05%	5.69%
12/31/19	9.04	0.54	0.52	1.06	(0.57)	—	—	(0.57)	9.53	11.86%	47,405	1.13%	1.05%	5.73%
12/31/18	9.97	0.59	(0.92)	(0.33)	(0.60)	—	(0.00)[d]	(0.60)	9.04	(3.54%)	39,983	1.10%	1.00%	6.04%
12/31/17	9.90	0.66	0.11	0.77	(0.66)	—	(0.04)	(0.70)	9.97	7.88%	38,967	1.09%	0.99%	6.45%

	Year ended December 31
	2021	2020	2019	2018	2017
Portfolio turnover rate	61%	73%	54%	39%	63%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including (interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Initial Class
12/31/21	$ 11.41	$ 0.17	$ 0.55	$ 0.72	$ (0.13)	$ (0.88)	$ —	$ (1.01)	$ 11.12	6.40%	$ 240,863	0.60%	0.60%[n]	0.60%[n]	1.51%
12/31/20	10.28	0.17	0.97	1.14	(0.01)	—	—	(0.01)	11.41	11.11%	288,026	0.75%	0.74%	0.60%	1.54%
12/31/19	9.72	0.23	0.58	0.81	(0.25)	—	—	(0.25)	10.28	8.31%	314,261	2.34%	N/A	0.60%	2.29%
12/31/18	10.16	0.30	(0.43)	(0.13)	(0.31)	—	—	(0.31)	9.72	(1.29%)	311,927	2.08%	N/A	0.60%	2.97%
12/31/17	10.18	0.24	0.08	0.32	(0.28)	—	(0.06)	(0.34)	10.16	3.21%	377,984	1.50%	N/A	0.59%	2.33%
Service Class
12/31/21	$ 11.33	$ 0.14	$ 0.54	$ 0.68	$ (0.10)	$ (0.88)	$ —	$ (0.98)	$ 11.03	6.12%	$ 52,977	0.85%	0.85%[n]	0.85%[n]	1.25%
12/31/20	10.23	0.14	0.97	1.11	(0.01)	—	—	(0.01)	11.33	10.88%	46,181	0.98%	0.98%[k]	0.85%	1.29%
12/31/19	9.68	0.20	0.58	0.78	(0.23)	—	—	(0.23)	10.23	8.05%	43,237	2.59%	N/A	0.85%	2.02%
12/31/18	10.12	0.27	(0.42)	(0.15)	(0.29)	—	—	(0.29)	9.68	(1.54%)	41,379	2.33%	N/A	0.85%	2.72%
12/31/17	10.14	0.21	0.09	0.30	(0.26)	—	(0.06)	(0.32)	10.12	2.96%	46,104	1.75%	N/A	0.84%	2.08%

	Year ended December 31
	2021	2020	2019	2018	2017
Portfolio turnover rate	98%	84%	44%	51%	34%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

n	Expenses incurred during the period fell under the expense cap.
p

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/21	$ 13.59	$ 0.29	$ (0.18)	$ 0.11	$ (0.43)	$ (0.25)	$ (0.68)	$ 13.02	0.81%	$ 762,726	0.42%	2.20%
12/31/20	12.64	0.42	0.54	0.96	(0.01)	—	(0.01)	13.59	7.62%	756,218	0.43%	3.25%
12/31/19	11.93	0.43	0.74	1.17	(0.46)	—	(0.46)	12.64	9.85%	846,138	0.42%	3.43%
12/31/18	12.41	0.40	(0.46)	(0.06)	(0.42)	—	(0.42)	11.93	(0.44%)	778,603	0.42%	3.34%
12/31/17	12.24	0.35	0.22	0.57	(0.40)	—	(0.40)	12.41	4.69%	953,592	0.40%	2.78%
Service Class
12/31/21	$ 13.53	$ 0.26	$ (0.19)	$ 0.07	$ (0.40)	$ (0.25)	$ (0.65)	$ 12.95	0.56%	$ 258,923	0.67%	1.96%
12/31/20	12.61	0.39	0.54	0.93	(0.01)	—	(0.01)	13.53	7.40%	271,928	0.68%	3.01%
12/31/19	11.91	0.40	0.73	1.13	(0.43)	—	(0.43)	12.61	9.57%	265,691	0.67%	3.19%
12/31/18	12.39	0.37	(0.46)	(0.09)	(0.39)	—	(0.39)	11.91	(0.69%)	254,883	0.67%	3.10%
12/31/17	12.22	0.31	0.23	0.54	(0.37)	—	(0.37)	12.39	4.43%	279,082	0.65%	2.53%

	Year ended December 31
	2021	2020	2019	2018	2017
Portfolio turnover rate	263%	226%	260%	138%	237%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/21	$ 9.84	$ 0.20	$ (0.00)[d]	$ 0.20	$ (0.33)	$ —	$ —	$ (0.33)	$ 9.71	2.01%	$ 133,235	0.55%	N/A	2.05%
12/31/20	9.69	0.29	(0.14)	0.15	(0.00)[d]	—	—	(0.00)[d]	9.84	1.55%	142,514	0.56%	N/A	3.00%
12/31/19	9.59	0.29	0.13	0.42	(0.32)	—	—	(0.32)	9.69	4.45%	171,740	0.57%	0.57%[k]	3.00%
12/31/18	9.73	0.26	(0.11)	0.15	(0.29)	—	—	(0.29)	9.59	1.53%	172,577	0.56%	0.55%	2.66%
12/31/17	9.75	0.20	0.05	0.25	(0.27)	—	(0.00)[d]	(0.27)	9.73	2.55%	213,602	0.55%	0.55%[k]	2.08%
Service Class I
12/31/21	$ 9.81	$ 0.18	$ (0.01)	$ 0.17	$ (0.31)	$ —	$ —	$ (0.31)	$ 9.67	1.69%	$ 37,508	0.80%	N/A	1.80%
12/31/20	9.68	0.26	(0.13)	0.13	(0.00)[d]	—	—	(0.00)[d]	9.81	1.34%	47,956	0.81%	N/A	2.74%
12/31/19	9.58	0.27	0.13	0.40	(0.30)	—	—	(0.30)	9.68	4.17%	36,270	0.82%	0.82%[k]	2.76%
12/31/18	9.72	0.23	(0.11)	0.12	(0.26)	—	—	(0.26)	9.58	1.29%	30,686	0.81%	0.80%	2.42%
12/31/17	9.74	0.18	0.04	0.22	(0.24)	—	(0.00)[d]	(0.24)	9.72	2.29%	30,951	0.80%	0.80%[k]	1.83%

	Year ended December 31
	2021	2020	2019	2018	2017
Portfolio turnover rate	64%	44%	53%	54%	51%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/21	$ 11.11	$ 0.03	$ 2.46	$ 2.49	$ (0.06)	$ (0.78)	$ (0.84)	$ 12.76	22.75%	$ 116,599	0.69%	0.20%
12/31/20	9.34	0.07	1.84	1.91	(0.05)	(0.09)	(0.14)	11.11	20.70%	104,243	0.73%	0.77%
12/31/19	8.17	0.07	1.96	2.03	(0.05)	(0.81)	(0.86)	9.34	26.46%	94,712	0.74%	0.79%
12/31/18	10.30	0.07	(0.82)	(0.75)	(0.05)	(1.33)	(1.38)	8.17	(10.19%)	82,609	0.71%	0.66%
12/31/17	9.45	0.06	1.27	1.33	(0.09)	(0.39)	(0.48)	10.30	14.37%	102,033	0.71%	0.64%
Service Class
12/31/21	$ 10.87	$ (0.01)bb	$ 2.41	$ 2.40	$ (0.03)	$ (0.78)	$ (0.81)	$ 12.46	22.45%	$ 30,289	0.94%	(0.05%)
12/31/20	9.14	0.04	1.81	1.85	(0.03)	(0.09)	(0.12)	10.87	20.39%	25,345	0.98%	0.52%
12/31/19	8.01	0.05	1.91	1.96	(0.02)	(0.81)	(0.83)	9.14	26.15%	22,695	0.99%	0.54%
12/31/18	10.13	0.04	(0.80)	(0.76)	(0.03)	(1.33)	(1.36)	8.01	(10.41%)	18,425	0.96%	0.41%
12/31/17	9.31	0.04	1.24	1.28	(0.07)	(0.39)	(0.46)	10.13	14.08%	17,644	0.96%	0.40%

	Year ended December 31
	2021	2020	2019	2018	2017
Portfolio turnover rate	30%	36%	27%	50%	47%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

bb	Net investment income per share is not in line with the total net investment income shown on the Statement of Operations due to differing class-specific expense arrangements.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Special Situations Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/21	$ 14.88	$ (0.01)	$ 0.45	$ 0.44	$ (0.02)	$ (3.66)	$ (3.68)	$ 11.64	1.63%	$ 35,813	1.00%	0.95%	(0.07%)
12/31/20	12.98	0.04	3.70	3.74	(0.04)	(1.80)	(1.84)	14.88	29.61%	35,232	0.98%	0.97%	0.29%
12/31/19	10.51	0.02	2.47	2.49	(0.02)	—	(0.02)	12.98	23.68%	27,196	1.05%	1.01%	0.16%
12/31/18	11.52	0.07	(0.62)	(0.55)	(0.06)	(0.40)	(0.46)	10.51	(4.83%)	21,976	0.94%	0.80%	0.55%
12/31/17	9.71	0.01	1.82	1.83	(0.02)	—	(0.02)	11.52	18.82%	23,093	0.94%	0.80%	0.13%
Service Class I
12/31/21	$ 14.80	$ (0.05)	$ 0.46	$ 0.41	$ —	$ (3.66)	$ (3.66)	$ 11.55	1.42%	$ 1,258	1.25%	1.20%	(0.32%)
12/31/20	12.93	0.01	3.66	3.67	(0.00)[d]	(1.80)	(1.80)	14.80	29.24%	1,125	1.23%	1.22%	0.04%
12/31/19	10.47	(0.01)	2.47	2.46	—	—	—	12.93	23.50%	971	1.30%	1.26%	(0.09%)
12/31/18	11.49	0.03	(0.61)	(0.58)	(0.04)	(0.40)	(0.44)	10.47	(5.13%)	752	1.19%	1.05%	0.29%
12/31/17	9.69	(0.01)	1.81	1.80	—	—	—	11.49	18.58%	601	1.19%	1.05%	(0.13%)

	Year ended December 31
	2021	2020	2019	2018	2017
Portfolio turnover rate	52%	146%	62%	33%	48%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/21	$ 14.43	$ 0.00d,bb	$ (1.01)	$ (1.01)	$ —	$ (2.92)	$ (2.92)	$ 10.50	(8.06%)	$ 51,825	1.45%	1.35%	0.00%[e]
12/31/20	12.67	(0.01)	2.16	2.15	(0.05)	(0.34)	(0.39)	14.43	17.55%	96,846	1.40%	1.35%	(0.05%)
12/31/19	10.12	0.05	2.53	2.58	(0.03)	—	(0.03)	12.67	25.53%	125,192	1.33%	1.29%	0.45%
12/31/18	11.57	0.05	(1.48)	(1.43)	(0.02)	—	(0.02)	10.12	(12.40%)	112,363	1.57%	1.35%	0.41%
12/31/17	8.64	0.02	2.92	2.94	(0.01)	—	(0.01)	11.57	34.02%	95,374	1.50%	1.37%	0.23%
Service Class I
12/31/21	$ 14.43	$ (0.03)	$ (1.01)	$ (1.04)	$ —	$ (2.92)	$ (2.92)	$ 10.47	(8.29%)	$ 16,537	1.70%	1.60%	(0.20%)
12/31/20	12.68	(0.04)	2.15	2.11	(0.02)	(0.34)	(0.36)	14.43	17.18%	17,536	1.65%	1.60%	(0.32%)
12/31/19	10.13	0.02	2.53	2.55	(0.00)[d]	—	(0.00)[d]	12.68	25.18%	17,174	1.58%	1.54%	0.19%
12/31/18	11.59	0.02	(1.48)	(1.46)	—	—	—	10.13	(12.60%)	14,089	1.82%	1.60%	0.15%
12/31/17	8.66	(0.00)d,bb	2.93	2.93	—	—	—	11.59	33.83%	14,758	1.75%	1.62%	(0.04%)

	Year ended December 31
	2021	2020	2019	2018	2017
Portfolio turnover rate	51%	35%	31%	38%	36%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

bb	Net investment income per share is not in line with the total net investment income shown on the Statement of Operations due to differing class-specific expense arrangements.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML U. S. Government Money Market Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/21	$ 1.00	$ 0.00[d]	$ 0.00[d]	$ 0.00[d]	$ —	$ —	$ —	$ 1.00	0.00%	$ 174,991	0.52%	0.05%	0.00%[e]
12/31/20	1.00	0.00[d]	0.00[d]	0.00[d]	(0.00)[d]	—	(0.00)[d]	1.00	0.23%	223,388	0.52%	0.30%	0.21%
12/31/19	1.00	0.02	0.00[d]	0.02	(0.02)	—	(0.02)	1.00	1.71%	174,899	0.54%	N/A	1.69%
12/31/18	1.00	0.01	0.00[d]	0.01	(0.01)	—	(0.01)	1.00	1.32	179,102	0.54%	N/A	1.35%
12/31/17	1.00	0.00[d]	0.00[d]	0.00[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.36%	149,271	0.54%	N/A	0.35%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are 13 series of the Trust (which contains a total of 15 series) (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)
MML Dynamic Bond Fund (“Dynamic Bond Fund”)
MML Equity Fund (“Equity Fund”)
MML Equity Momentum Fund (“Equity Momentum Fund”)
MML Equity Rotation Fund (“Equity Rotation Fund”)
MML High Yield Fund (“High Yield Fund”)
MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)
MML Managed Bond Fund (“Managed Bond Fund”)
MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)
MML Small Cap Equity Fund (“Small Cap Equity Fund”)
MML Special Situations Fund (“Special Situations Fund”)
MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)
MML U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund, which are “funds of funds” series of MML Series Investment Fund, another open-end management investment company sponsored by MassMutual, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The Blend Fund invests substantially all of its investable assets in shares of ETFs advised by an affiliate of the Fund’s subadviser, BlackRock Investment Management, LLC (“Underlying ETFs”). The financial statements of the applicable Underlying ETFs are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Notes to Financial Statements (Continued)

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee

[1]

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs

Notes to Financial Statements (Continued)

refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The Blend Fund, Equity Momentum Fund, Small Cap Equity Fund, and Special Situations Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2021. The U.S. Government Money Market Fund characterized all investments at Level 2, as of December 31, 2021. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2021, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Dynamic Bond Fund
Asset Investments
Bank Loans (less Unfunded Loan Commitments)	$—	$13,881,697	$—	$13,881,697
Corporate Debt	—	77,297,940	—	77,297,940
Municipal Obligations	—	317,082	—	317,082
Non-U.S. Government Agency Obligations	—	85,538,855	—	85,538,855
Sovereign Debt Obligations	—	6,910,407	—	6,910,407
U.S. Government Agency Obligations and Instrumentalities	—	44,198,655	—	44,198,655
U.S. Treasury Obligations	—	61,756,257	—	61,756,257
Mutual Funds	16,738,742	—	—	16,738,742
Short-Term Investments	—	5,659,271	—	5,659,271
Unfunded Loan Commitments***	—	(547)	—	(547)
Total Investments	$16,738,742	$295,559,617	$—	$312,298,359

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Equity Fund
Asset Investments
Common Stock	$911,121,136	$2,928,738	*	$—		$914,049,874
Preferred Stock	764,638	—		—		764,638
Mutual Funds	10,958,234	—		—		10,958,234
Short-Term Investments	538,082	4,380,153		—		4,918,235
Total Investments	$923,382,090	$7,308,891		$—		$930,690,981

Equity Rotation Fund
Asset Investments
Common Stock	$52,535,558	$11,459		$—		$52,547,017
Mutual Funds	11,565	—		—		11,565
Total Investments	$52,547,123	$11,459		$—		$52,558,582

High Yield Fund
Asset Investments
Common Stock	$358,761	$134,111		$—	+,**	$492,872
Bank Loans	—	6,025,485		—		6,025,485
Corporate Debt	—	64,907,973		—		64,907,973
Mutual Funds	3,615,475	—		—		3,615,475
Short-Term Investments	—	4,868,752		—		4,868,752
Total Investments	$3,974,236	$75,936,321		$—		$79,910,557

Inflation-Protected and Income Fund
Asset Investments
Non-U.S. Government Agency Obligations	$—	$144,334,216		$—		$144,334,216
U.S. Government Agency Obligations and Instrumentalities	—	33,362,433		—		33,362,433
U.S. Treasury Obligations	—	81,827,034		—		81,827,034
Purchased Options	—	1,368,803		—		1,368,803
Short-Term Investments	—	31,967,843		—		31,967,843
Total Investments	$—	$292,860,329		$—		$292,860,329
Asset Derivatives
Swap Agreements	$—	$3,406,321		$—		$3,406,321
Liability Derivatives
Futures Contracts	$(52,333)	$—		$—		$(52,333)

Managed Bond Fund
Asset Investments
Corporate Debt	$—	$355,326,688		$—		$355,326,688
Non-U.S. Government Agency Obligations	—	271,114,186		—		271,114,186
Sovereign Debt Obligations	—	8,085,812		—		8,085,812
U.S. Government Agency Obligations and Instrumentalities	—	182,270,850		—		182,270,850
U.S. Treasury Obligations	—	181,608,232		—		181,608,232
Purchased Options	—	2,282,415		—		2,282,415
Mutual Funds	41,263,540	—		—		41,263,540
Short-Term Investments	—	111,206,978		—		111,206,978
Total Investments	$41,263,540	$1,111,895,161		$—		$1,153,158,701
Asset Derivatives
Futures Contracts	$709,905	$—		$—		$709,905
Liability Derivatives
Futures Contracts	$(216,718)	$—		$—		$(216,718)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Short-Duration Bond Fund
Asset Investments
Corporate Debt	$—	$88,204,787	$—	$88,204,787
Municipal Obligations	—	349,257	—	349,257
Non-U.S. Government Agency Obligations	—	74,558,616	—	74,558,616
U.S. Government Agency Obligations and Instrumentalities	—	2,024,776	—	2,024,776
Purchased Options	—	97,513	—	97,513
Mutual Funds	442,000	—	—	442,000
Short-Term Investments	—	2,999,880	—	2,999,880
Total Investments	$442,000	$168,234,829	$—	$168,676,829
Asset Derivatives
Futures Contracts	$92,209	$—	$—	$92,209
Swap Agreements	—	17,357	—	17,357
Total	$92,209	$17,357	$—	$109,566
Liability Derivatives
Futures Contracts	$(77,116)	$—	$—	$(77,116)
Swap Agreements	—	(68,795)	—	(68,795)
Total	$(77,116)	$(68,795)	$—	$(145,911)

Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Brazil	$1,460,127	$804,984	$—	$2,265,111
Cayman Islands	8,689,244	7,560,195	—	16,249,439
China	—	196,611	—	196,611
Cyprus	215,269	—	—	215,269
Denmark	—	78,845	—	78,845
Egypt	—	388,669	—	388,669
France	—	2,782,266	—	2,782,266
Hong Kong	—	2,856,440	—	2,856,440
India	—	11,596,708	—	11,596,708
Indonesia	—	630,402	—	630,402
Italy	—	1,086,512	—	1,086,512
Luxembourg	—	291,467	—	291,467
Mexico	4,023,905	—	—	4,023,905
Netherlands	2,010,355	—	—	2,010,355
Philippines	—	1,424,526	—	1,424,526
Republic of Korea	—	3,702,186	—	3,702,186
Russia	—	3,838,641	—	3,838,641
South Africa	—	408,628	—	408,628
Switzerland	—	2,498,624	—	2,498,624
Taiwan	—	6,944,351	—	6,944,351
Turkey	—	188,730	—	188,730
United Kingdom	—	914,732	—	914,732
United States	2,473,621	—	—	2,473,621

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Strategic Emerging Markets Fund (Continued)
Asset Investments (Continued)
Preferred Stock*
Brazil	$—	$236,786	$—	$236,786
India	14,098	—	—	14,098
Warrants	24,780	—	—	24,780
Short-Term Investments	—	1,196,029	—	1,196,029
Total Investments	$18,911,399	$49,626,332	$—	$68,537,731

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at December 31, 2021 in relation to net assets were not significant.

***	Unfunded loan commitments are valued at the unrealized appreciation (depreciation) on the commitment.
+	Represents a security at $0 value as of December 31, 2021.

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis, collateral pledged for open futures contracts, and collateral pledged for open swap agreements, as well as, any applicable liabilities for investments purchased on a delayed delivery basis, amounts due to custodian, collateral held for open purchased options, collateral held for open swap agreements, and collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of December 31, 2021.

The Funds had no Level 3 transfers during the year ended December 31, 2021.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

At December 31, 2021, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Interest/ Inflation Rate Risk	Total
Inflation-Protected and Income Fund
Asset Derivatives
Purchased Options*	$—	$1,368,803	$1,368,803
Swap Agreements*	2,931,553	474,768	3,406,321
Total Value	$2,931,553	$1,843,571	$4,775,124
Liability Derivatives
Futures Contracts^^	$—	$(52,333)	$(52,333)
Realized Gain (Loss)#
Futures Contracts	$—	$9,624	$9,624
Swap Agreements	15,374,660	541,750	15,916,410
Total Realized Gain (Loss)	$15,374,660	$551,374	$15,926,034
Change in Appreciation (Depreciation)##
Purchased Options	$—	$169,100	$169,100
Futures Contracts	—	(102,630)	(102,630)
Swap Agreements	(1,571,611)	343,171	(1,228,440)
Total Change in Appreciation (Depreciation)	$(1,571,611)	$409,641	$(1,161,970)

Notes to Financial Statements (Continued)

	Equity Risk	Interest/ Inflation Rate Risk	Total

Managed Bond Fund
Asset Derivatives
Purchased Options*	$—	$2,282,415	$2,282,415
Futures Contracts^^	—	709,905	709,905
Total Value	$—	$2,992,320	$2,992,320
Liability Derivatives
Futures Contracts^^	$—	$(216,718)	$(216,718)
Realized Gain (Loss)#
Futures Contracts	$—	$(7,120,679)	$(7,120,679)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$261,214	$261,214
Futures Contracts	—	2,088,377	2,088,377
Total Change in Appreciation (Depreciation)	$—	$2,349,591	$2,349,591

Short-Duration Bond Fund
Asset Derivatives
Purchased Options*	$—	$97,513	$97,513
Futures Contracts^^	—	92,209	92,209
Swap Agreements^^, ^^^	—	17,357	17,357
Total Value	$—	$207,079	$207,079
Liability Derivatives
Futures Contracts^^	$—	$(77,116)	$(77,116)
Swap Agreements^^, ^^^	—	(68,795)	(68,795)
Total Value	$—	$(145,911)	$(145,911)
Realized Gain (Loss)#
Futures Contracts	$—	$985,896	$985,896
Swap Agreements	—	25,914	25,914
Total Realized Gain (Loss)	$—	$1,011,810	$1,011,810
Change in Appreciation (Depreciation)##
Purchased Options	$—	$16,909	$16,909
Futures Contracts	—	279,059	279,059
Swap Agreements	—	(51,438)	(51,438)
Total Change in Appreciation (Depreciation)	$—	$244,530	$244,530

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open swap agreements, at value.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps which are not subject to a master netting agreement or similar agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.

Notes to Financial Statements (Continued)

For the year ended December 31, 2021, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Swap Agreements	Purchased Swaptions
Inflation-Protected and Income Fund	129	$283,579,242	$37,437,000
Managed Bond Fund	1,137	—	59,800,000
Short-Duration Bond Fund	992	52,250,000	3,080,000

†

Amount(s) disclosed represent average number of contracts for futures contracts and notional amounts for swap agreements and purchased swaptions, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2021.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of December 31, 2021. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of December 31, 2021.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received**	Net Amount*
Inflation-Protected and Income Fund
Bank of America N.A.	$145,680	$—	$—	$145,680
Barclays Bank PLC	970,204	—	(970,204)	—
BNP Paribas SA	1,452,506	—	(1,300,000)	152,506
Credit Suisse International	398,599	—	(398,599)	—
Goldman Sachs International	1,519,517	—	(1,519,517)	—
JP Morgan Chase Bank N.A.	288,618	—	(260,000)	28,618
	$4,775,124	$—	$(4,448,320)	$326,804
Managed Bond Fund
Barclays Bank PLC	$2,282,415	$—	$(2,282,415)	$—

Short-Duration Bond Fund
Credit Suisse International	$97,513	$—	$(97,513)	$—

*	Represents the net amount receivable from the counterparty in the event of default.
**	The amount presented here may be less than the total amount of collateral received as the net amount of derivative assets for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Notes to Financial Statements (Continued)

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive. In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2021, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or

Notes to Financial Statements (Continued)

maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement

Notes to Financial Statements (Continued)

to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the

Notes to Financial Statements (Continued)

value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities

Notes to Financial Statements (Continued)

may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

The Dynamic Bond Fund entered into certain loan agreements which are unfunded. The Dynamic Bond Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the Dynamic Bond Fund’s Portfolio of Investments. At December 31, 2021, the Dynamic Bond Fund had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions

Notes to Financial Statements (Continued)

until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund, other than the U.S. Government Money Market Fund, may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2021, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan and all of the Funds’ cash collateral was invested in the State Street Navigator Securities Lending Government Money Market Portfolio.

Notes to Financial Statements (Continued)

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended December 31, 2021, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method. In addition, the Blend Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying ETFs. Because the Underlying ETFs have varied expense and fee levels, and the Blend Fund may own different proportions of Underlying ETFs at different times, the amount of fees and expenses indirectly incurred by the Blend Fund will vary.

Notes to Financial Statements (Continued)

Foreign Securities

The Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds, except for the Blend Fund, may also invest in foreign securities. In addition, certain Underlying ETFs may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are either declared daily and paid monthly or declared and paid annually depending on the requirements of each Fund. Dividends from net investment income may also be distributed at other times throughout the year as required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
Blend Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million
Dynamic Bond Fund	0.40% on the first $1 billion; and
0.35% on any excess over $1 billion
Equity Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee
Equity Momentum Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Equity Rotation Fund	0.45% on the first $500 million; and
0.40% on any excess over $500 million
High Yield Fund	0.60% on the first $300 million; and
0.575% on any excess over $300 million
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million
Managed Bond Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million
Short-Duration Bond Fund	0.35% on the first $300 million; and
0.30% on any excess over $300 million
Small Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Special Situations Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Strategic Emerging Markets Fund	1.05% on the first $500 million; and
1.00% on any excess over $500 million
U.S. Government Money Market Fund	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

High Yield Fund	0.20%
Inflation-Protected and Income Fund*	0.08%
Managed Bond Fund*	0.10%
Short-Duration Bond Fund*	0.08%
U.S. Government Money Market Fund	0.05%

*

Effective May 1, 2021, Baring International Investment Limited (“BIIL”) was added as a sub-subadviser to the Fund. BIIL does not receive a fee from Barings under the applicable sub-subadvisory agreements with Barings.

Notes to Financial Statements (Continued)

MML Advisers has also entered into investment subadvisory agreements for certain Funds with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

Blend Fund	BlackRock Investment Management, LLC
Dynamic Bond Fund	DoubleLine Capital LP
Equity Fund	Brandywine Global Investment Management, LLC; and
T. Rowe Price Associates, Inc.
Equity Momentum Fund*	Invesco Advisers, Inc.
Equity Rotation Fund*	Invesco Advisers, Inc.
Small Cap Equity Fund	Invesco Advisers, Inc.
Special Situations Fund*	Invesco Advisers, Inc.
Strategic Emerging Markets Fund	Invesco Advisers, Inc.

*	Invesco Capital Management LLC serves as a sub-subadviser of the Fund.

The applicable Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Administration Fees

For the Funds noted below, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
Dynamic Bond Fund	0.15%	0.15%
Equity Momentum Fund	0.15%	0.15%
Equity Rotation Fund	0.15%	0.15%
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund	0.15%	0.15%
Special Situations Fund	0.15%	0.15%
Strategic Emerging Markets Fund	0.15%	0.15%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Equity Momentum Fund*	0.77%	1.02%

MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Initial Class	Service Class
Inflation-Protected and Income Fund*	0.60%	0.85%

MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Strategic Emerging Markets Fund*	1.35%	1.60%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2022.

Prior to May 1, 2021, MML Advisers agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Initial Class	Service Class
Inflation-Protected and Income Fund	0.60%	0.85%

Notes to Financial Statements (Continued)

Prior to May 1, 2021, MML Advisers agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Strategic Emerging Markets Fund	1.35%	1.60%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

Effective October 1, 2021, MML Advisers has agreed to voluntarily waive 0.05% of the advisory fee of the Dynamic Bond Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Effective July 1, 2021, MML Advisers has agreed to waive 0.02% of the advisory fee of the Dynamic Bond Fund through April 30, 2023.

Effective May 1, 2021, MML Advisers has agreed to waive 0.05% of the advisory fee of the High Yield Fund through April 30, 2022. Prior to May 1, 2021, MML Advisers waived 0.07% of the advisory fee of the High Yield Fund.

MML Advisers has agreed to voluntarily waive 0.04% of the advisory fee of the Strategic Emerging Markets Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

MML Advisers has agreed to voluntarily waive some or all of its advisory fees and, if necessary, reimburse some or all of the U.S. Government Money Market Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MML Advisers may amend or discontinue this waiver at any time without advance notice.

MML Advisers has agreed to waive 0.25% of the advisory fee of the Equity Momentum Fund through April 30, 2022.

MML Advisers has agreed to waive 0.05% of the advisory fee of the Equity Rotation Fund through April 30, 2022.

MML Advisers has agreed to waive 0.05% of the advisory fee of the Special Situation Fund through April 30, 2022.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2021, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Equity Fund	$2,512
Small Cap Equity Fund	1,842
Strategic Emerging Markets Fund	563

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2021, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long- Term Securities	Long-Term U.S. Government Securities	Other Long- Term Securities
Blend Fund	$—	$61,130,355	$—	$103,911,183
Dynamic Bond Fund	487,673,760	108,278,817	515,115,023	93,156,404
Equity Fund	—	633,776,521	—	700,815,823
Equity Momentum Fund	—	55,948,803	—	56,200,447
Equity Rotation Fund	—	103,413,913	—	103,127,169
High Yield Fund	—	51,508,049	—	78,006,137
Inflation-Protected and Income Fund	144,130,295	119,994,957	108,523,514	160,248,534
Managed Bond Fund	2,281,586,110	378,567,603	2,172,475,589	479,505,468
Short-Duration Bond Fund	2,001,000	111,235,822	4,226,752	123,037,453
Small Cap Equity Fund	—	43,018,716	—	54,722,127
Special Situations Fund	—	20,281,053	—	20,202,517
Strategic Emerging Markets Fund	—	47,914,897	—	88,253,778

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales	Realized Gains/Losses
Small Cap Equity Fund	$128,757	$1,708,560	$1,035,132

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Blend Fund Initial Class
Sold	636,159	$15,421,965	887,437	$20,452,366
Issued as reinvestment of dividends	8,317,755	168,011,356	1,036,024	24,201,102
Redeemed	(3,033,135)	(71,716,509)	(3,117,796)	(71,083,998)
Net increase (decrease)	5,920,779	$111,716,812	(1,194,335)	$(26,430,530)
Blend Fund Service Class
Sold	835,017	$20,280,334	934,409	$20,959,674
Issued as reinvestment of dividends	2,862,933	57,432,992	316,644	7,363,875
Redeemed	(718,991)	(16,659,759)	(797,796)	(17,880,305)
Net increase (decrease)	2,978,959	$61,053,567	453,257	$10,443,244
Dynamic Bond Fund Class II
Sold	4,036,488	$41,870,827	7,449,711	$75,523,408
Issued as reinvestment of dividends	1,101,437	11,157,560	108,942	1,117,750
Redeemed	(6,070,053)	(62,466,916)	(15,810,401)	(161,797,933)
Net increase (decrease)	(932,128)	$(9,438,529)	(8,251,748)	$(85,156,775)
Dynamic Bond Fund Service Class I
Sold	233,074	$2,381,793	344,611	$3,502,712
Issued as reinvestment of dividends	45,869	462,823	3,730	38,159
Redeemed	(121,284)	(1,240,336)	(157,142)	(1,568,375)
Net increase (decrease)	157,659	$1,604,280	191,199	$1,972,496
Equity Fund Initial Class
Sold	509,542	$14,992,146	720,539	$16,792,666
Issued as reinvestment of dividends	423,279	13,032,797	3,838,034	84,655,474
Redeemed	(2,766,152)	(81,888,499)	(3,101,463)	(73,921,732)
Net increase (decrease)	(1,833,331)	$(53,863,556)	1,457,110	$27,526,408
Equity Fund Service Class
Sold	202,391	$5,958,726	485,427	$10,932,484
Issued as reinvestment of dividends	50,699	1,534,583	547,220	11,874,652
Redeemed	(756,362)	(22,118,736)	(706,405)	(16,197,506)
Net increase (decrease)	(503,272)	$(14,625,427)	326,242	$6,609,630
Equity Momentum Fund Class II
Sold	—	$—	—	$—
Issued as reinvestment of dividends	1,133,968	13,821,144	275,844	3,595,440
Redeemed	—	—	—	—
Net increase (decrease)	1,133,968	$13,821,144	275,844	$3,595,440
Equity Momentum Fund Service Class I
Sold	19,013	$258,698	7,047	$77,458
Issued as reinvestment of dividends	55,879	674,625	14,874	192,350
Redeemed	(41,889)	(564,869)	(22,665)	(257,037)
Net increase (decrease)	33,003	$368,454	(744)	$12,771
Equity Rotation Fund Class II
Sold	—	$—	—	$—
Issued as reinvestment of dividends	978,635	13,847,437	77,814	1,109,325
Redeemed	—	—	—	—
Net increase (decrease)	978,635	$13,847,437	77,814	$1,109,325

Notes to Financial Statements (Continued)

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Equity Rotation Fund Service Class I
Sold	15,457	$239,663	4,249	$56,414
Issued as reinvestment of dividends	55,175	776,065	4,135	58,536
Redeemed	(21,894)	(340,040)	(11,940)	(137,416)
Net increase (decrease)	48,738	$675,688	(3,556)	$(22,466)
High Yield Fund Class II
Sold	557,434	$5,804,676	614,107	$5,782,357
Issued as reinvestment of dividends	257,994	2,520,599	1,913	18,037
Redeemed	(3,401,878)	(35,336,416)	(4,643,589)	(44,513,850)
Net increase (decrease)	(2,586,450)	$(27,011,141)	(4,027,569)	$(38,713,456)
High Yield Fund Service Class I
Sold	664,730	$6,776,882	502,880	$4,684,961
Issued as reinvestment of dividends	440,552	4,268,950	1,154	10,822
Redeemed	(454,185)	(4,603,222)	(822,293)	(7,419,505)
Net increase (decrease)	651,097	$6,442,610	(318,259)	$(2,723,722)
Inflation-Protected and Income Fund Initial Class
Sold	3,145,788	$35,863,588	5,764,117	$63,752,483
Issued as reinvestment of dividends	1,995,823	21,774,428	28,441	316,265
Redeemed	(8,720,503)	(100,280,126)	(11,117,164)	(119,258,328)
Net increase (decrease)	(3,578,892)	$(42,642,110)	(5,324,606)	$(55,189,580)
Inflation-Protected and Income Fund Service Class
Sold	1,083,080	$12,109,593	1,208,439	$13,079,822
Issued as reinvestment of dividends	377,051	4,083,457	4,632	51,184
Redeemed	(733,072)	(8,228,037)	(1,361,946)	(14,634,662)
Net increase (decrease)	727,059	$7,965,013	(148,875)	$(1,503,656)
Managed Bond Fund Initial Class
Sold	9,830,988	$132,869,751	11,403,707	$149,341,369
Issued as reinvestment of dividends	2,979,032	39,056,618	55,451	733,340
Redeemed	(9,863,621)	(132,017,086)	(22,787,742)	(296,934,778)
Net increase (decrease)	2,946,399	$39,909,283	(11,328,584)	$(146,860,069)
Managed Bond Fund Service Class
Sold	2,334,792	$30,899,919	3,122,244	$40,920,144
Issued as reinvestment of dividends	974,495	12,723,319	18,968	249,878
Redeemed	(3,423,432)	(45,447,962)	(4,114,313)	(52,668,273)
Net increase (decrease)	(114,145)	$(1,824,724)	(973,101)	$(11,498,251)
Short-Duration Bond Fund Class II
Sold	1,473,465	$14,632,225	2,057,225	$19,693,406
Issued as reinvestment of dividends	471,296	4,585,706	45	433
Redeemed	(2,705,543)	(26,762,700)	(5,295,106)	(51,081,156)
Net increase (decrease)	(760,782)	$(7,544,769)	(3,237,836)	$(31,387,317)
Short-Duration Bond Fund Service Class I
Sold	688,848	$6,778,368	3,063,881	$29,480,845
Issued as reinvestment of dividends	122,618	1,189,399	9	90
Redeemed	(1,823,771)	(17,988,209)	(1,919,443)	(18,365,937)
Net increase (decrease)	(1,012,305)	$(10,020,442)	1,144,447	$11,114,998
Small Cap Equity Fund Initial Class
Sold	482,138	$6,121,068	602,073	$5,077,485
Issued as reinvestment of dividends	602,826	7,333,753	140,334	1,276,608
Redeemed	(1,330,955)	(16,810,703)	(1,500,948)	(13,281,105)
Net increase (decrease)	(245,991)	$(3,355,882)	(758,541)	$(6,927,012)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Small Cap Equity Fund Service Class
Sold	350,159	$4,326,145	564,885	$4,528,738
Issued as reinvestment of dividends	156,521	1,860,664	30,205	269,088
Redeemed	(407,046)	(5,020,458)	(746,182)	(6,304,366)
Net increase (decrease)	99,634	$1,166,351	(151,092)	$(1,506,540)
Special Situations Fund Class II
Sold	—	$—	—	$—
Issued as reinvestment of dividends	708,373	9,217,164	273,469	3,959,893
Redeemed	—	—	—	—
Net increase (decrease)	708,373	$9,217,164	273,469	$3,959,893
Special Situations Fund Service Class I
Sold	23,530	$337,762	2,476	$24,825
Issued as reinvestment of dividends	23,416	300,333	8,845	127,231
Redeemed	(14,017)	(214,045)	(10,387)	(121,042)
Net increase (decrease)	32,929	$424,050	934	$31,014
Strategic Emerging Markets Fund Class II
Sold	354,922	$4,766,700	911,853	$10,597,124
Issued as reinvestment of dividends	1,205,695	13,347,045	307,481	3,818,915
Redeemed	(3,334,598)	(45,510,413)	(4,387,645)	(57,245,548)
Net increase (decrease)	(1,773,981)	$(27,396,668)	(3,168,311)	$(42,829,509)
Strategic Emerging Markets Fund Service Class I
Sold	218,457	$2,874,530	128,408	$1,557,559
Issued as reinvestment of dividends	319,526	3,530,767	38,294	476,372
Redeemed	(173,532)	(2,429,599)	(306,542)	(3,790,757)
Net increase (decrease)	364,451	$3,975,698	(139,840)	$(1,756,826)
U.S. Government Money Market Fund Initial Class
Sold	102,446,334	$102,446,334	351,041,873	$351,041,873
Issued as reinvestment of dividends	—	—	405,972	405,972
Redeemed	(150,844,119)	(150,844,119)	(302,959,713)	(302,959,713)
Net increase (decrease)	(48,397,785)	$(48,397,785)	48,488,132	$48,488,132

6.	Federal Income Tax Information

At December 31, 2021, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$733,479,742	$120,303,657	$(8,079,977)	$112,223,680
Dynamic Bond Fund	316,582,802	5,578,700	(9,863,143)	(4,284,443)
Equity Fund	686,945,505	248,703,683	(4,958,207)	243,745,476
Equity Momentum Fund	46,439,081	3,764,447	(1,347,365)	2,417,082
Equity Rotation Fund	49,455,801	3,300,366	(197,585)	3,102,781
High Yield Fund	77,573,078	3,485,181	(1,147,702)	2,337,479
Inflation-Protected and Income Fund	292,311,964	5,568,031	(1,665,678)	3,902,353
Managed Bond Fund	1,143,240,651	18,800,648	(8,882,598)	9,918,050
Short-Duration Bond Fund	169,927,965	1,911,367	(3,198,848)	(1,287,481)

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Small Cap Equity Fund	$94,648,699	$57,863,817	$(5,200,997)	$52,662,820
Special Situations Fund	36,631,219	5,339,604	(4,487,418)	852,186
Strategic Emerging Markets Fund	63,093,272	10,996,192	(5,551,733)	5,444,459

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at December 31, 2021, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss.

At December 31, 2021, the following Fund(s) had available, for federal income tax purposes, post-enactment unused capital losses:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Dynamic Bond Fund	$1,550,051	$—
High Yield Fund	—	10,554,622
Short-Duration Bond Fund	2,010,315	6,822,511

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2021, was as follows:

	Ordinary Income	Long Term Capital Gain
Blend Fund	$36,317,285	$189,127,063
Dynamic Bond Fund	11,620,383	—
Equity Fund	14,567,380	—
Equity Momentum Fund	8,958,318	5,537,451
Equity Rotation Fund	7,616,324	7,007,178
High Yield Fund	6,789,549	—
Inflation-Protected and Income Fund	21,217,014	4,640,871
Managed Bond Fund	47,592,938	4,186,999
Short-Duration Bond Fund	5,775,105	—
Small Cap Equity Fund	1,344,618	7,849,799
Special Situations Fund	4,791,890	4,725,607
Strategic Emerging Markets Fund	—	16,877,812

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2020, was as follows:

	Ordinary Income	Long Term Capital Gain
Blend Fund	$1,414,757	$30,150,220
Dynamic Bond Fund	1,155,909	—
Equity Fund	16,293,607	80,236,519
Equity Momentum Fund	1,202,462	2,585,328
Equity Rotation Fund	706,083	461,778
High Yield Fund	28,859	—
Inflation-Protected and Income Fund	367,449	—
Managed Bond Fund	983,218	—
Short-Duration Bond Fund	523	—
Small Cap Equity Fund	519,119	1,026,577
Special Situations Fund	77,148	4,009,976
Strategic Emerging Markets Fund	549,224	3,746,063
U.S. Government Money Market Fund	405,972	—

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2021:

Amount
Strategic Emerging Markets Fund	$496,294

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2021, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At December 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Blend Fund	$16,345,019	$5,621,799	$(166,632)	$112,223,680	$134,023,866
Dynamic Bond Fund	9,887,465	(1,550,051)	(29,548)	(4,284,443)	4,023,423
Equity Fund	26,930,818	76,979,642	(208,159)	243,745,245	347,447,546
Equity Momentum Fund	406	1,231	(1,732)	2,417,195	2,417,100
Equity Rotation Fund	2,497,638	2,812,737	(1,819)	3,102,781	8,411,337
High Yield Fund	4,767,845	(10,554,622)	(17,433)	2,339,296	(3,464,914)
Inflation-Protected and Income Fund	22,108,265	1,276,770	(71,283)	3,902,353	27,216,105
Managed Bond Fund	24,642,147	8,500,896	(202,391)	9,918,049	42,858,701
Short-Duration Bond Fund	4,664,580	(8,832,826)	(29,136)	(1,287,481)	(5,484,863)
Small Cap Equity Fund	3,131,480	12,191,801	(26,152)	52,662,820	67,959,949
Special Situations Fund	53,698	797,852	(1,526)	852,186	1,702,210
Strategic Emerging Markets Fund	1,012,073	18,078,957	(11,867)	5,127,725	24,206,888
U.S. Government Money Market Fund	—	—	(43,004)	—	(43,004)

Notes to Financial Statements (Continued)

During the year ended December 31, 2021, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blend Fund	$2,738	$580,956	$(583,694)
Dynamic Bond Fund	486	(930,456)	929,970
Equity Fund	3,421	330,118	(333,539)
Equity Momentum Fund	28	(5,397)	5,369
Equity Rotation Fund	30	(23,191)	23,161
High Yield Fund	287	27,755	(28,042)
Inflation-Protected and Income Fund	1,171	(1,336,063)	1,334,892
Managed Bond Fund	3,326	(236,132)	232,806
Short-Duration Bond Fund	479	(538,029)	537,550
Small Cap Equity Fund	(7,565)	1,245,327	(1,237,762)
Special Situations Fund	25	(63,963)	63,938
Strategic Emerging Markets Fund	—	(355,088)	355,088
U.S. Government Money Market Fund	5,576	(1,339)	(4,237)

The Funds did not have any unrecognized tax benefits at December 31, 2021, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In October 2020, Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables — Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. As of December 31, 2021, Management has fully implemented the new rule and there was no material impact.

In January 2021, FASB issued Accounting Standards Update 2021-01 — Reference Rate Reform (Topic 848) — Scope (“ASU 2021-01”) as an update to Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in order to make certain clarifications. ASU 2020-04 and ASU 2021-01 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference

Notes to Financial Statements (Continued)

rates. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not believe the impact of adopting ASU 2020-04 and ASU 2021-01 will have a material impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust. This case has been dismissed by the district court and dismissal was affirmed by the Second Circuit Court of Appeals. The Trustee has filed a petition for a writ of certiorari with the United States Supreme Court, which was recently denied.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, this action was transferred to the Southern District of New York for consolidated pretrial proceedings. This case also has been dismissed. The district court’s dismissal of the case was affirmed by the Second Circuit Court of Appeals, and the Plaintiffs’ petition for certiorari was denied by the United States Supreme Court.

10.	Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

11.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2021 through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective February 1, 2022, Baring International Investment Limited was added as a sub-subadviser to the High Yield Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Momentum Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 24, 2022

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2012	Retired.	115

Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee Chairman	Since 2005 2006-2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	116

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Chairperson and Trustee (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2005	Retired.	115

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Trustee Chairperson	Since 2012 2016-2021	Retired.	115

Trustee (since 2003), Chairperson (2016-2021), MassMutual Select Funds (open-end investment company); Trustee (since 2012), Chairperson (2016-2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), Chairperson (2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), Chairperson (2016-2021), MML Series Investment Fund (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2005	Retired.	115

Lead Director (since 2020), Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Chairperson Trustee	Since 2022 Since 2012	Retired.	118^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MassMutual Select Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael R. Fanning^^ Year of birth: 1963	Trustee	Since 2021	Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	115

Director (since 2016), MML

Advisers; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Clifford M, Noreen^^^ Year of birth: 1957	Trustee	Since 2021

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC.

117^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrea Anastasio Year of birth: 1974	Vice President	Since 2021

Vice President (since 2021), MML Advisers; Head of Investment Management Solutions (since 2021), MassMutual; Head of Investment Strategy and Research, North America (2019-2021), Head of Investment Product Management (2016-2019), State Street Global Advisors; Vice President (since 2021), MassMutual Select Funds (open- end investment company); Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company).

115
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer Assistant Clerk	Since 2008 2005- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).

116

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).

				116
Aruna Hobbs Year of birth: 1960	Vice President	Since 2021	Vice President (since 2021), MML Advisers; Head of Institutional Investments (since 2014), MassMutual; Vice President (since 2021), MassMutual Select Funds (open-end investment company); Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company).	115
Paul LaPiana Year of birth: 1969	President	Since 2021	President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; Executive Vice President, Head of Field Distribution (2012-2016), MetLife; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MassMutual Advantage Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company).	115
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008- 2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).

				116
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Head of Product Management (since 2021), Vice President (since 2017), Head of Investment Management (2017-2021), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company).

				115

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual AccessSM Pine Point Fund (closed-end investment company).

116

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate. However, any Trustee who attained the age of seventy-five years during 2021 shall retire and cease to serve as a Trustee on or before June 30, 2022.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2021, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blend Fund	27.16%
Equity Fund	100.00%
Equity Momentum Fund	3.47%
Equity Rotation Fund	7.49%
Managed Bond Fund	0.19%
Small Cap Equity Fund	68.50%
Special Situations Fund	4.89%
Strategic Emerging Markets Fund	4.02%

For the year ended December 31, 2021, the following Fund(s) earned the following foreign sources of income:

Amount
Strategic Emerging Markets Fund	$496,294

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulations §1.163(j)-1(b).

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Monthly Reporting

The U.S. Government Money Market Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The U.S. Government Money Market Fund’s reports on Form N-MFP are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the U.S. Government Money Market Fund makes portfolio holdings information available to shareholders at http://www.massmutual.com/funds.

Quarterly Reporting

The Funds, except for the U.S. Government Money Market Fund, file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at http://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in December 2021, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), reviewed and approved a proposal to make changes to the existing subadvisory agreement with Barings for the High Yield Fund (the “Fund” and the “Amended Subadvisory Agreement”) intended to permit Barings to delegate to its advisory affiliates. The Trustees considered, among other things, that any such delegation by Barings would be subject to the consent of MML Advisers and the Board. At the same time, the Trustees, including the Independent Trustees, approved a sub-subadvisory agreement between Barings and BIIL (the “New Sub-Subadvisory Agreement”) for the Fund. The Trustees considered, among other things, that the New Sub-Subadvisory Agreement would not result in any changes in the fees payable by the Fund or MML Advisers and that the services provided would continue to be subject to the supervision of Barings. The Trustees concluded that the Amended Subadvisory Agreement and New Sub-Subadvisory Agreement are in the best interests of the Fund and its shareholders. In their deliberations, the Trustees were advised by independent counsel.

Prior to the votes being taken to approve the Amended Subadvisory Agreement and New Sub-Subadvisory Agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Amended Subadvisory Agreement and New Sub-Subadvisory Agreement became effective on February 1, 2022.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2021

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2021:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2021.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.43%	$1,059.10	$2.23	$1,023.00	$2.19
Service Class	1,000	0.68%	1,057.70	3.53	1,021.80	3.47
Dynamic Bond Fund
Class II	1,000	0.54%	1,000.90	2.72	1,022.50	2.75
Service Class I	1,000	0.79%	1,000.10	3.98	1,021.20	4.02
Equity Fund
Initial Class	1,000	0.43%	1,077.20	2.25	1,023.00	2.19
Service Class	1,000	0.68%	1,075.90	3.56	1,021.80	3.47
Equity Momentum Fund
Class II	1,000	0.73%	1,090.20	3.85	1,021.50	3.72
Service Class I	1,000	0.98%	1,087.80	5.16	1,020.30	4.99
Equity Rotation Fund
Class II	1,000	0.76%	1,086.20	4.00	1,021.40	3.87
Service Class I	1,000	1.01%	1,084.80	5.31	1,020.10	5.14

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
High Yield Fund
Class II	$1,000	0.83%	$1,021.50	$4.23	$1,021.00	$4.23
Service Class I	1,000	1.08%	1,020.80	5.50	1,019.80	5.50
Inflation-Protected and Income Fund
Initial Class	1,000	0.60%	1,040.30	3.09	1,022.20	3.06
Service Class	1,000	0.85%	1,039.20	4.37	1,020.90	4.33
Managed Bond Fund
Initial Class	1,000	0.41%	1,002.90	2.07	1,023.10	2.09
Service Class	1,000	0.66%	1,001.60	3.33	1,021.90	3.36
Short-Duration Bond Fund
Class II	1,000	0.54%	999.80	2.72	1,022.50	2.75
Service Class I	1,000	0.79%	997.60	3.98	1,021.20	4.02
Small Cap Equity Fund
Initial Class	1,000	0.68%	1,041.40	3.50	1,021.80	3.47
Service Class	1,000	0.93%	1,040.10	4.78	1,020.50	4.74
Special Situations Fund
Class II	1,000	1.01%	884.60	4.80	1,020.10	5.14
Service Class I	1,000	1.26%	883.50	5.98	1,018.90	6.41
Strategic Emerging Markets Fund
Class II	1,000	1.35%	858.70	6.32	1,018.40	6.87
Service Class I	1,000	1.60%	857.10	7.49	1,017.10	8.13
U.S. Government Money Market Fund
Initial Class	1,000	0.05%	1,000.00	0.25	1,025.00	0.26

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2021, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

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Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-50728-00

(b)	Not applicable.

Item 2. Code of Ethics.

As of December 31, 2021, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2021, there were no reportable amendments to any provisions of the Code of Ethics and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2021 and 2020 were $441,457 and $660,178, respectively.
(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2021 and 2020. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2021 and 2020.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2021 and 2020 were $21,984 and $46,531, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2021 and 2020.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2021 and 2020. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2021 and 2020.
(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2021 and 2020 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2021 and 2020 were $2,562,218 and $342,808, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.
(i)	Not applicable.
(j)	Not applicable.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

(b)	Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	2/24/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	2/24/2022

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date	2/24/2022